UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

(Address of principal executive offices) (Zip code)

David G. Van Hooser	Christopher P. Harvey, Esq.
HARBOR FUNDS	DECHERT LLP
111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1 – REPORTS TO STOCKHOLDERS

The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report

October 31, 2013

Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class

Growth

Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX

Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX

Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX

Value

Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX

Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX

Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds

ANNUAL REPORT OVERVIEW

The fiscal year ended October 31, 2013. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost.

	Total Return Year Ended October 31, 2013
	Institutional Class	Administrative Class	Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	32.55%	32.21%	32.04%
Harbor Mid Cap Growth Fund	30.13	29.70	29.54
Harbor Small Cap Growth Fund	39.90	39.72	39.50
VALUE FUNDS
Harbor Large Cap Value Fund	29.06	28.76	28.52
Harbor Mid Cap Value Fund	41.48	41.17	40.99
Harbor Small Cap Value Fund	37.91	37.54	37.41

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2013
Wilshire 5000 Total Market; entire U.S. stock market	29.29%
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	27.18
Russell 1000® Growth; large cap, domestic equity	28.30
Russell Midcap® Growth; mid cap, domestic equity	33.93
Russell 2000® Growth; small cap, domestic equity	39.84
Russell 1000® Value; large cap, domestic equity	28.29
Russell Midcap® Value; mid cap, domestic equity	33.45
Russell 2000® Value; small cap, domestic equity	32.83

1

Harbor Domestic Equity Funds

ANNUAL REPORT OVERVIEW—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2009	2010	2011	2012	2013
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.69%	0.68%	0.66%	0.66%	0.65%	0.94%
Administrative Class	0.94	0.93	0.91	0.91	0.90	1.25
Investor Class	1.06	1.05	1.03	1.03	1.02	1.33
Harbor Mid Cap Growth Fund
Institutional Class	0.90%	0.87%	0.85%	0.85%	0.84%	1.08%
Administrative Class	1.15	1.12	1.10	1.10	1.09	1.38
Investor Class	1.26	1.24	1.22	1.22	1.21	1.43
Harbor Small Cap Growth Fund
Institutional Class	0.88%	0.85%	0.84%	0.84%	0.83%	1.18%
Administrative Class	1.13	1.10	1.09	1.09	1.08	1.50
Investor Class	1.25	1.22	1.21	1.21	1.20	1.54
Harbor Large Cap Value Fund
Institutional Class	0.71%	0.68%	0.68%	0.68%	0.68%	0.89%
Administrative Class	0.96	0.93	0.93	0.93	0.93	1.21
Investor Class	1.07	1.07	1.05	1.05	1.05	1.25
Harbor Mid Cap Value Fund
Institutional Class	0.98%	0.95%	0.95%	0.95%	0.93%	1.01%
Administrative Class	1.23	1.20	1.20	1.20	1.18	1.33
Investor Class	1.35	1.32	1.32	1.32	1.30	1.36
Harbor Small Cap Value Fund
Institutional Class	0.87%	0.85%	0.84%	0.85%	0.84%	1.12%
Administrative Class	1.12	1.10	1.09	1.10	1.09	1.51
Investor Class	1.24	1.22	1.21	1.22	1.21	1.58

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2013 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.

2

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

The U.S. stock market delivered strong gains in fiscal 2013. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned over 29%, as markets reacted favorably to modest economic growth, continued accommodation from the Federal Reserve, gradually improving economic data and growth in corporate profits. Small cap stocks outpaced large caps while there was little difference in performance between growth and value stocks.

As the fiscal year progressed, investors showed a willingness to accept greater levels of risk. This was evidenced in part by an increase in investments in equity mutual funds, with more of these investments going to international equity funds than to funds focused on domestic equities.

Harbor Domestic Equity Funds

In this favorable environment for U.S. stocks, Harbor’s domestic equity funds turned in solid performances for fiscal 2013 and most outpaced their benchmarks.

Harbor Capital Appreciation Fund had a return of 32.55%, outdistancing its Russell 1000® Growth Index benchmark by 425 basis points, or 4.25 percentage points, in the fiscal year. (All Harbor returns noted are for each fund’s Institutional Class shares.) Harbor Mid Cap Growth Fund had a return of 30.13%, trailing its benchmark, the Russell Midcap® Growth Index, by 380 basis points. Harbor Small Cap Growth Fund returned 39.90%, slightly ahead of the 39.84% return of its benchmark, the Russell 2000® Growth Index.

Harbor Large Cap Value Fund, with a return of 29.06%, beat its benchmark, the Russell 1000® Value Index, by 77 basis points. Harbor Mid Cap Value Fund returned 41.48%, surpassing its Russell Midcap® Value Index benchmark by 803 basis points. Harbor Small Cap Value Fund had a return of 37.91%, outpacing its Russell 2000® Value Index benchmark by 508 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each domestic equity fund can be found in the pages preceding each fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2013
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market (entire U.S. stock market)	29.29%	16.14%	8.21%	10.82%
S&P 500 (large cap stocks)	27.18	15.17	7.46	10.95
Russell Midcap® (mid cap stocks)	33.79	19.67	10.35	12.32
Russell 2000® (small cap stocks)	36.28	17.04	9.03	9.72
Russell 3000® Growth	29.16	17.65	7.82	9.87
Russell 3000® Value	28.64	14.12	7.88	11.39

International & Global
MSCI EAFE (ND) (foreign stocks)	26.88%	11.99%	7.71%	9.63%
MSCI World (ND) (global stocks)	25.77	13.34	7.38	9.58
MSCI EM (emerging markets)	6.53	15.39	12.41	N/A

Strategic Markets
Dow Jones-UBS Commodity Total ReturnSM	-12.21%	-0.94%	1.51%	N/A

Fixed Income
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	8.83%	18.03%	8.75%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	-1.08	6.09	4.78	7.82%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.09	0.14	1.69	4.42

International Equity, Strategic Markets, and Fixed Income

For the fiscal year, international equity markets generally performed well although most international indices trailed the strong equity gains in the U.S. Developed markets outside the U.S. returned 26.88%, as measured by the MSCI EAFE (ND) Index. (All international and global returns are in U.S. dollars.) From a country perspective, companies based in

3

Japan returned 34% and made the largest contribution to the MSCI EAFE (ND) performance. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 25.77%, while emerging markets gained about 6.5%.

Commodity prices declined, due primarily to slowing demand caused by the modest rate of global economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on commodities, had a return of -12.21%.

U.S. Treasury securities and investment-grade corporate bonds struggled following the indication by the Federal Reserve in May that it would consider reducing its bond-buying program sooner than some investors had expected. Interest rates rose in reaction to the Fed’s signal. In mid-December, the Fed announced that the first reduction in its bond-buying program would begin in January 2014. The broad U.S. taxable, investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned -1.08% in the fiscal year, while inflation-indexed U.S. Treasurys returned -6.39%, as measured by the Barclays U.S. TIPS Index. High-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 8.83%. Money market returns remained barely positive as the Fed continued to hold short-term rates between 0% and 0.25%.

A Long-Term View

The end of the year is a time when many investors evaluate their portfolios, investing goals and risk tolerance. Such evaluations can be very helpful. As noted elsewhere in this letter, Harbor Funds always encourages investors to take a long-term view with all investments.

Following a period like fiscal 2013, in which equity results were generally very strong while returns of many investment-grade bonds were weak or even negative, it can be easy to become overly focused on the short-term results. No one knows with certainty which investments or markets will go up or down in the short-term. A diversified asset allocation consistent with your long-term financial goals and risk tolerance will help investors navigate the ups and downs of the markets over the long-term. Harbor Funds has a range of actively-managed equity, strategic markets and fixed income funds that can be used in a diversified portfolio to help investors achieve their long-term investment goals.

Thank you for your investment in Harbor Funds.

December 19, 2013

David G. Van Hooser

Chairman

4

Harbor Capital Appreciation Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue

New York, NY 10017

PORTFOLIO MANAGERS

Spiros Segalas

Since 1990

Kathleen A. McCarragher

Since 2013

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks

Spiros Segalas

Kathleen A. McCarragher

Management’s Discussion of Fund Performance

MARKET REVIEW

The U.S. equity market advanced strongly in the 12 months ended October 31, 2013, reflecting a more optimistic economic outlook. Housing and employment indicators improved, consumer confidence rose, and strength in corporate profits continued. Conditions in Europe appeared to stabilize, relieving earlier worries of sustained deterioration. In China, economic growth slowed but to levels sufficiently expansionary to give investors conviction that global GDP, although moderating, remained solid. Concerns that the Federal Reserve would begin scaling back its quantitative easing program took a toll in early summer. However, the market soon refocused on individual company fundamentals and showed renewed appreciation for companies with strong growth.

PERFORMANCE

Harbor Capital Appreciation Fund advanced 32.55% (Institutional Class), 32.21% (Administrative Class), and 32.04% (Investor Class) in the fiscal year, outperforming the Russell 1000® Growth Index, which rose 28.30%, and the broader market, as represented by the S&P 500 Index, which climbed 27.18%.

Consumer Discretionary holdings, which hold a major weight in the Fund, were strong contributors to return. Online travel company Priceline.com reported better-than-projected financial results, as both international and domestic gross bookings growth accelerated. Nike reported impressive earnings, revenue, gross margins, and future orders, reinforcing our conviction in the momentum of the Nike brand around the world and across product categories. Amazon.com accelerated its business investment to drive robust longer-term growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. Substantial revenue growth reflected its efforts.

In Industrials, Boeing reported strong earnings per share, revenue, cash flow, and margins. Of particular note, the profitability of the company’s 787 Dreamliner improved, driven by an accelerated production rate.

Health Care holdings, in particular biopharmaceutical companies, which held a meaningful weight in the Fund, were strong contributors to return. Gilead Sciences reported strong revenue and earnings in its core HIV franchise. We also like the company’s opportunities in the hepatitis C virus market, where pipeline drugs look promising. The U.S. Food and Drug Administration approved Biogen Idec’s drug Tecfidera for multiple sclerosis. We believe the drug’s ease of use could support broad adoption and potential market leadership. Tecfidera may also eventually treat other neurodegenerative diseases such as ALS and Parkinson’s.

Information Technology stocks had mixed results. Apple was hurt by slowing revenue growth and lowered earnings projections. We find Apple shares attractively valued and believe recent product launches can revive the company’s growth outlook. Rackspace Hosting, which provides Web-hosting and cloud-hosting services to more than 180,000 enterprise customers, reported lower-than-anticipated revenue and installed-base growth. VMware was hurt by uncertainty about the timing and pace of new-product revenue

5

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Google Inc.	4.5%
Apple Inc.	4.3%
Amazon.com Inc.	4.0%
MasterCard Inc.	4.0%
priceline.com Inc.	2.9%
Facebook Inc.	2.3%
Biogen Idec Inc.	2.2%
Boeing Co.	2.2%
Gilead Sciences Inc.	2.2%
Monsanto Co.	2.2%

acceleration. The new software products, which will replace hardware in the data center, are designed to protect and expand the company’s dominant position in the market for virtualized servers. VMware’s joint venture with its parent EMC spearheads these efforts.

Positive Technology contributors included Facebook, whose advertising revenue advanced strongly, driven by gains in mobile. We view Facebook as the world’s preeminent Internet-based social network with a dominance we believe no rival can easily match and a network effect that creates formidable barriers to entry. LinkedIn’s revenue and earnings exceeded consensus expectations significantly. The company is a leading global online professional network that provides what we consider unique access to a scale database of active and passive job candidates. Adjacent growth opportunities in marketing services and professional publishing are added potential drivers in early phases of development. Google performed well, reflecting, in our view, a strong competitive position, continued growth in advertising revenue, and YouTube monetization opportunities.

In the Energy sector, strong gains in EOG Resources and Schlumberger were moderated by energy equipment company National Oilwell Varco’s decline, which reflected a slowdown in spending trends among its customers within the exploration and production industry.

OUTLOOK AND STRATEGY

The extension of time and risk horizons is benefiting companies perceived to have the ability to generate sustainable above-average growth. Businesses that are innovating in new areas, producing products and services that are taking greater market share, and investing in initiatives through the generation of substantial free cash flow are posting strong share price gains. In this environment, we expect the Fund, which seeks to invest in these types of companies, to make strong absolute and relative gains.

The continuing challenge is to identify businesses with longer-term potential, for which we feel the Fund is well positioned. Many stocks held in the Fund have benefited from expanded valuations that reflect improved expectations. Aware of this valuation expansion, we seek to build a portfolio that we believe will outperform while taking appropriate levels of individual stock risk.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Capital Appreciation Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012

Cusip	411511504

Ticker	HACAX

Inception Date	12/29/1987

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$19,366,148

ADMINISTRATIVE CLASS

Fund #	2212

Cusip	411511827

Ticker	HRCAX

Inception Date	11/01/2002

Net Expense Ratio	0.90%[a]

Total Net Assets (000s)	$613,413

INVESTOR CLASS

Fund #	2412

Cusip	411511819

Ticker	HCAIX

Inception Date	11/01/2002

Net Expense Ratio	1.02%[a]

Total Net Assets (000s)	$1,780,774

a	Reflects a contractual fee waiver in effect through February 28, 2014.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$90,433	$95,271

Price/Earning Ratio (P/E)	38.6x	24.9x

Price/Book Ratio (P/B)	6.6x	5.5x

Beta vs. Russell 1000® Growth Index	1.07	1.00

Portfolio Turnover (Year Ended 10/31/2013)	48%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

7

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Capital Appreciation Fund
Institutional Class	32.55%	17.40%	8.37%	12/29/1987	$111,672
Comparative Indices
Russell 1000® Growth	28.30%	17.51%	7.70%	—	$105,003
S&P 500	27.18%	15.17%	7.46%	—	$102,645

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Capital Appreciation Fund
Administrative Class	32.21%	17.11%	8.10%	11/01/2002	$21,788
Investor Class	32.04%	16.97%	7.95%	11/01/2002	$21,487
Comparative Indices
Russell 1000® Growth	28.30%	17.51%	7.70%	—	$21,001
S&P 500	27.18%	15.17%	7.46%	—	$20,529

As stated in the Fund’s current prospectus, the expense ratios were 0.66% (Net) and 0.68% (Gross) (Institutional Class); 0.91% (Net) and 0.93% (Gross) (Administrative Class); and 1.03% (Net) and 1.05% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

8

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.6%)

COMMON STOCKS—99.4%

Shares		Value (000s)
AEROSPACE & DEFENSE—6.3%
3,687,454	Boeing Co.	$481,213
1,725,329	Precision Castparts Corp.	437,284
6,411,656	Rolls-Royce Holdings plc (UK)*	118,122
3,067,189	United Technologies Corp.	325,889

		1,362,508

AUTOMOBILES—0.5%
670,829	Tesla Motors Inc.*	107,292

BEVERAGES—1.0%
6,672,820	Diageo plc (UK)	212,713

BIOTECHNOLOGY—8.4%
2,757,556	Alexion Pharmaceuticals Inc.*	339,041
1,969,784	Biogen Idec Inc.*	481,002
1,715,174	Celgene Corp.*	254,686
6,788,401	Gilead Sciences Inc.*	481,909
3,734,556	Vertex Pharmaceuticals Inc.*	266,423

		1,823,061

CAPITAL MARKETS—2.5%
2,036,302	Goldman Sachs Group Inc.	$327,560
7,511,530	Morgan Stanley	215,806

		543,366

CHEMICALS—2.2%
4,612,664	Monsanto Co.	483,776

COMPUTERS & PERIPHERALS—4.4%
1,777,356	Apple Inc.	928,402
1,037,072	NCR Corp.*	37,905

		966,307

ENERGY EQUIPMENT & SERVICES—1.8%
2,441,454	FMC Technologies Inc.*	123,416
2,770,321	Schlumberger Ltd.	259,634

		383,050

FOOD & STAPLES RETAILING—3.8%
3,473,167	Costco Wholesale Corp.	409,834
990,302	Sprouts Farmers Market Inc.*	45,613
5,749,043	Whole Foods Market Inc.	362,937

		818,384

FOOD PRODUCTS—2.2%
1,949,733	Mead Johnson Nutrition Co.	159,215
9,451,291	Mondelez International Inc.	317,942

		477,157

HEALTH CARE EQUIPMENT & SUPPLIES—1.2%
7,451,615	Abbott Laboratories	272,357

HEALTH CARE PROVIDERS & SERVICES—1.0%
3,406,927	Express Scripts Holding Co.*	213,001

HOTELS, RESTAURANTS & LEISURE—3.5%
385,440	Chipotle Mexican Grill Inc.*	203,115
5,325,165	Dunkin’ Brands Group Inc.	253,904
3,806,963	Starbucks Corp.	308,555

		765,574

INTERNET & CATALOG RETAIL—8.2%
2,368,329	Amazon.com Inc.*	862,143
690,050	Netflix Inc.*	222,527
594,068	priceline.com Inc.*	626,047
1,003,791	TripAdvisor Inc.*	83,023

		1,793,740

INTERNET SOFTWARE & SERVICES—10.5%
4,834,677	eBay Inc.*	254,836
9,747,020	Facebook Inc.*	489,885
956,778	Google Inc.*	986,036
1,842,633	LinkedIn Corp.*	412,142
2,672,640	Rackspace Hosting Inc.*	136,919

		2,279,818

IT SERVICES—6.0%
1,219,064	MasterCard Inc.	874,191
2,202,380	VISA Inc.	433,142

		1,307,333

LIFE SCIENCES TOOLS & SERVICES—1.4%
3,217,215	Illumina Inc.*	300,842

MEDIA—3.7%
3,348,347	Discovery Communications Inc.*	297,735
3,145,558	Twenty-First Century Fox Inc.	107,200
5,990,854	Walt Disney Co.	410,913

		815,848

9

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
OIL, GAS & CONSUMABLE FUELS—2.7%
2,726,546	Concho Resources Inc.*	$301,583
1,589,892	EOG Resources Inc.	283,637

		585,220

PERSONAL PRODUCTS—1.6%
4,941,891	Estée Lauder Companies Inc.	350,677

PHARMACEUTICALS—5.5%
3,552,299	Allergan Inc.	321,874
6,119,551	Bristol-Myers Squibb Co.	321,399
1,977,992	Novo Nordisk AS ADR (DEN)[1]	329,672
1,565,788	Perrigo Co.	215,906

		1,188,851

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.0%
2,664,666	American Tower Corp.	211,441

ROAD & RAIL—2.3%
1,788,293	Canadian Pacific Railway Ltd. (CAN)	255,851
1,573,929	Union Pacific Corp.	238,293

		494,144

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.0%
4,717,006	ARM Holdings plc ADR (UK)[1]	222,596

SOFTWARE—6.5%
1,644,632	Adobe Systems Inc.*	89,139
828,597	FireEye Inc.*	31,363
5,326,581	Red Hat Inc.*	230,481
7,883,843	Salesforce.com Inc.*	420,682
3,440,412	Splunk Inc.*	215,748
61,233	Tableau Software Inc.*	3,763
3,247,786	VMware Inc.*	263,980
2,154,015	Workday Inc.*	161,271

		1,416,427

SPECIALTY RETAIL—4.1%
2,715,785	Inditex SA (SP)[2]	446,037
7,538,410	TJX Cos. Inc.	458,260

		904,297

TEXTILES, APPAREL & LUXURY GOODS—6.1%
4,189,899	Luxottica Group SpA (IT)	226,972
2,368,474	Michael Kors Holdings Ltd.*	182,254
TEXTILES, APPAREL & LUXURY GOODS—Continued
5,907,818	NIKE Inc.	$447,576
942,283	Ralph Lauren Corp.	156,080
204,283	Swatch Group AG (SWS)	130,474
2,378,334	Under Armour Inc.*	193,002

		1,336,358

TOTAL COMMON STOCKS (Cost $13,991,839)		21,636,138

PREFERRED STOCKS—0.0%
(Cost $898)
AEROSPACE & DEFENSE—0.0%
555,369,080	Rolls-Royce Holdings plc (UK)*	890	[x]

SHORT-TERM INVESTMENTS—1.7%
Principal Amount (000s)
REPURCHASE AGREEMENTS—0.4%
$77,884	Repurchase Agreement with State Street Corp. dated October 31, 2013 due November 01, 2013 at 0.000% collateralized by U.S. Treasury Notes (market value $79,446)	77,884

Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—1.3%
294,262,943	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.160%)[3]	294,263

TOTAL SHORT-TERM INVESTMENTS (Cost $372,147)		372,147

TOTAL INVESTMENTS—101.1% (Cost $14,364,884)		22,009,175

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.1)%		(248,840)

TOTAL NET ASSETS—100.0%		$21,760,335

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$1,244,386	$118,122	$—	$1,362,508
Automobiles	107,292	—	—	107,292
Beverages	—	212,713	—	212,713
Biotechnology	1,823,061	—	—	1,823,061
Capital Markets	543,366	—	—	543,366
Chemicals	483,776	—	—	483,776
Computers & Peripherals	966,307	—	—	966,307
Energy Equipment & Services	383,050	—	—	383,050
Food & Staples Retailing	818,384	—	—	818,384
Food Products	477,157	—	—	477,157
Health Care Equipment & Supplies	272,357	—	—	272,357
Health Care Providers & Services	213,001	—	—	213,001

10

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Hotels, Restaurants & Leisure	$765,574	$—	$—	$765,574
Internet & Catalog Retail	1,793,740	—	—	1,793,740
Internet Software & Services	2,279,818	—	—	2,279,818
IT Services	1,307,333	—	—	1,307,333
Life Sciences Tools & Services	300,842	—	—	300,842
Media	815,848	—	—	815,848
Oil, Gas & Consumable Fuels	585,220	—	—	585,220
Personal Products	350,677	—	—	350,677
Pharmaceuticals	1,188,851	—	—	1,188,851
Real Estate Investment Trusts (REITs)	211,441	—	—	211,441
Road & Rail	494,144	—	—	494,144
Semiconductors & Semiconductor Equipment	222,596	—	—	222,596
Software	1,416,427	—	—	1,416,427
Specialty Retail	458,260	446,037	—	904,297
Textiles, Apparel & Luxury Goods	978,912	357,446	—	1,336,358
Preferred Stocks
Aerospace & Defense	—	—	890	890
Short-Term Investments
Repurchase Agreements	—	77,884	—	77,884
Investment Company-Securities Lending Investment Fund	—	294,263	—	294,263

Total Investments in Securities	$20,501,820	$1,506,465	$890	$22,009,175

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2013.

Valuation Description	Balance Beginning at 11/01/2012 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2013[w] (000s)
Preferred Stocks
Aerospace & Defense	$—	$898	$—	$—	$—	$(8)	$—	$—	$890

There were no transfers between levels during the year.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 10/31/2013 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)	$890	Market Approach	Pre-Traded Price	£0.001

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

11

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	All or a portion of this security was out on loan as of October 31, 2013.

3	Represents the investment of collateral received from securities lending activities.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2013 (000s)
Preferred Stocks	$(8)

x	Fair valued in accordance with Harbor Funds Valuation Procedures using pre-traded price recommended by the issuer, which is a Level 3 input.

CAN	Canada.

DEN	Denmark.

IT	Italy.

SP	Spain.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

12

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

PORTFOLIO MANAGERS

Michael T. Carmen, CFA

Since 2005

Stephen Mortimer

Since 2010

Mario E. Abularach, CFA

Since 2006

Wellington Management has subadvised the Fund since 2005.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid cap companies with significant capital appreciation potential

Michael T. Carmen

Management’s Discussion of Fund Performance

MARKET REVIEW

Global equities finished calendar 2012 on a strong note despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe. Investors bid up risk assets amid signs of a recovery in China and a strengthening U.S. housing market. Enthusiasm for stocks continued through the first quarter of calendar 2013. Global equities surged on the back of solid corporate earnings results and favorable global liquidity dynamics. Further monetary easing by the Bank of Japan and a steadily improving U.S. economy also fueled the rally, which continued at a more modest pace in the second quarter. Solid gains in April and the first part of May paused following comments by Federal Reserve Chairman Ben Bernanke suggesting that the Fed might begin to slow quantitative easing sooner than investors anticipated.

Nonetheless, equities continued their advance in the third quarter as the surprising “no taper” decision by the Federal Open Market Committee eased near-term concerns about rapidly rising interest rates derailing the recovery. Additionally, accommodative rhetoric from the European Central Bank, along with encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to a broad-based global rally. September ended on a sour note, however, stemming from concerns about an imminent U.S. government shutdown and an even more contentious debt ceiling battle. After the U.S. Congress reached a temporary agreement to end the shutdown, equities resumed their ascent and finished October on a strong note.

In this environment, the Russell Midcap® Growth Index recorded a positive return of 33.93%. Within the index, all 10 sectors posted positive results. Energy, Consumer Discretionary, and Consumer Staples were the strongest-performing sectors, while Utilities, Telecommunication Services, and Materials lagged the broader index.

PERFORMANCE

Harbor Mid Cap Growth Fund returned 30.13% (Institutional Class), 29.70% (Administrative Class), and 29.54% (Investor Class), for the 12 months ended October 31, 2013, compared with the Russell Midcap® Growth Index return of 33.93%. Security selection was the primary driver of underperformance. Sector allocation, which is a residual of our bottom-up stock selection process, also detracted.

Stock selection was weakest within the Consumer Staples, Energy, and Information Technology sectors. This was partially offset by positive selection within Financials and Materials. An overweight allocation to the lagging Information Technology sector and an underweight position in the strong-performing Consumer Staples sector also detracted from relative results. A modest cash position also detracted amid a strong equity rally. This was partially offset by positive results from underweight positioning in the lagging Telecommunication Services and Materials sectors.

Information Technology holding Angie’s List was one of the largest detractors from absolute and relative performance. Shares of the software and services company declined after a weak quarter in which revenues and EBITDA (earnings before interest, taxes, depreciation, and amortization) were slightly below expectations and forward guidance was disappointing. Information Technology holding BroadSoft was another top detractor from absolute and relative performance. BroadSoft, a communications and software

13

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Actavis plc	2.0%
Autodesk Inc.	1.9%
DigitalGlobe Inc.	1.8%
Cadence Design Systems Inc.	1.7%
Lululemon Athletica Inc.	1.7%
TripAdvisor Inc.	1.7%
NXP Semiconductor NV	1.5%
Catamaran Corp.	1.4%
Dick’s Sporting Goods Inc.	1.4%
IHS Inc.	1.4%

services company offering cloud-based and other services, saw shares decline in the first quarter of calendar 2013 after the company lowered earnings guidance due to a decline in professional services. Also among the top detractors from relative results were software and services provider Teradata (in the Information Technology sector), boutique fashion and accessory retailer Francesca’s (Consumer Discretionary), and radiology, mammography, and bone density analysis equipment manufacturer Hologic (Health Care).

Information Technology holding LinkedIn was the largest contributor to the Fund’s absolute and relative performance during the fiscal year. Shares of the career networking website rose as the company surprised investors with strong gains from innovation and higher engagement revenue, which is driving growth across all business segments and better-than-expected earnings. Shares of Information Technology holding Pandora, a subscription music-streaming site, also contributed to both absolute and relative performance. The company has executed well with rapid gains in market share and has delivered solid earnings results based on monetization of the mobile platform. Also contributing to absolute and relative performance were Internet and travel business company TripAdvisor (Consumer Discretionary), Spirit Airlines (Industrials), and cloud-based IT services provider ServiceNow (Information Technology).

OUTLOOK AND STRATEGY

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, we believe that quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

We employ this philosophy, together with a bottom-up fundamental analysis and an opportunistic investment approach, in managing the Fund. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in increased exposure to the Information Technology sector, the Fund’s largest overweight sector at the end of the fiscal year. The Fund continued to be overweight Consumer Discretionary, and modestly added exposure to the sector during the period. Our Industrials positioning moved from an underweight to an overweight. As of October 31, the Fund was most underweight relative to the benchmark in the Materials, Consumer Staples, and Financials sectors.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

14

Harbor Mid Cap Growth Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019

Cusip	411511876

Ticker	HAMGX

Inception Date	11/01/2000

Net Expense Ratio	0.84%

Total Net Assets (000s)	$323,666

ADMINISTRATIVE CLASS

Fund #	2219

Cusip	411511793

Ticker	HRMGX

Inception Date	11/01/2002

Net Expense Ratio	1.09%

Total Net Assets (000s)	$408,494

INVESTOR CLASS

Fund #	2419

Cusip	411511785

Ticker	HIMGX

Inception Date	11/01/2002

Net Expense Ratio	1.21%

Total Net Assets (000s)	$35,501

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$7,285	$11,549

Price/Earning Ratio (P/E)	32.0x	27.2x

Price/Book Ratio (P/B)	5.0x	5.9x

Beta vs. Russell Midcap® Growth Index	1.06	1.00

Portfolio Turnover (Year Ended 10/31/2013)	111%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

15

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Mid Cap Growth Fund
Institutional Class	30.13%	16.34%	9.08%	11/01/2000	$119,231
Comparative Index
Russell Midcap® Growth	33.93%	20.32%	9.60%	—	$124,996

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Mid Cap Growth Fund
Administrative Class	29.70%	16.07%	8.86%	11/01/2002	$23,340
Investor Class	29.54%	15.94%	8.70%	11/01/2002	$22,992
Comparative Index
Russell Midcap® Growth	33.93%	20.32%	9.60%	—	$24,999

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class); and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

16

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.2%)

COMMON STOCKS—97.8%

Shares		Value (000s)
AEROSPACE & DEFENSE—1.8%
436,389	DigitalGlobe Inc.*	$13,886

AIRLINES—1.1%
203,045	Spirit Airlines Inc.*	8,761

AUTO COMPONENTS—1.4%
164,115	Allison Transmission Holdings Inc.	3,996
AUTO COMPONENTS—Continued
123,019	Tenneco Inc.*	$6,529

		10,525

BIOTECHNOLOGY—1.9%
49,893	Alnylam Pharmaceuticals Inc.*	2,874
52,525	Cubist Pharmaceuticals Inc.*	3,257
28,085	Regeneron Pharmaceuticals Inc.*	8,077

		14,208

BUILDING PRODUCTS—2.6%
197,805	Armstrong World Industries Inc.*	10,569
256,452	Owens Corning*	9,214

		19,783

COMMERCIAL SERVICES & SUPPLIES—1.0%
184,300	ADT Corp.	7,993

CONSTRUCTION & ENGINEERING—1.2%
254,450	KBR Inc.	8,789

CONTAINERS & PACKAGING—0.9%
62,233	Rock-Tenn Co.	6,660

DIVERSIFIED FINANCIAL SERVICES—2.3%
40,239	IntercontinentalExchange Inc.	7,755
642,600	Platform Acquisition Holdings Ltd. (UK)*	7,615	[x]
200,000	Silver Eagle Acquisition Corp.*	2,020

		17,390

ELECTRICAL EQUIPMENT—0.6%
104,480	Polypore International Inc.*	4,723

ENERGY EQUIPMENT & SERVICES—1.9%
369,968	Patterson-UTI Energy Inc.	8,975
390,010	Trican Well Service Ltd. (CAN)	5,480

		14,455

FOOD & STAPLES RETAILING—1.3%
163,200	Whole Foods Market Inc.	10,303

FOOD PRODUCTS—2.2%
110,310	Green Mountain Coffee Roasters Inc.*	6,929
503,515	WhiteWave Foods Co.*	10,075

		17,004

HEALTH CARE EQUIPMENT & SUPPLIES—2.9%
278,308	DexCom Inc.*	7,996
75,807	HeartWare International Inc.*	5,500
390,754	Hologic Inc.*	8,749

		22,245

HEALTH CARE PROVIDERS & SERVICES—3.6%
193,840	Acadia Healthcare Co. Inc.*	8,405
227,232	Catamaran Corp.*	10,671
188,456	Team Health Holdings Inc.*	8,186

		27,262

HOTELS, RESTAURANTS & LEISURE—8.5%
387,896	Bloomin’ Brands Inc.*	9,709
41,003	Buffalo Wild Wings Inc.*	5,846
371,851	Burger King Worldwide Inc.	7,876
176,730	Life Time Fitness Inc.*	8,027
291,550	Melco Crown Entertainment Ltd. ADR (HK)*[1]	9,668
53,510	Panera Bread Co.*	8,450
104,410	Starwood Hotels & Resorts Worldwide Inc.	7,687
124,355	Wyndham Worldwide Corp.	8,257

		65,520

17

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
HOUSEHOLD DURABLES—3.6%
159,303	Lennar Corp.	$5,663
369,179	Pulte Homes Inc.	6,516
257,200	Taylor Morrison Home Corp.*	5,720
65,460	Whirlpool Corp.	9,558

		27,457

HOUSEHOLD PRODUCTS—0.9%
104,826	Spectrum Brands Holdings Inc.	6,910

INSURANCE—2.4%
326,320	Assured Guaranty Ltd. (BM)	6,690
106,392	Hanover Insurance Group Inc.	6,228
187,352	XL Group plc (IE)	5,727

		18,645

INTERNET & CATALOG RETAIL—4.4%
508,500	Groupon Inc.*	4,643
262,765	HomeAway Inc.*	7,791
26,089	Netflix Inc.*	8,413
158,637	TripAdvisor Inc.*	13,121

		33,968

INTERNET SOFTWARE & SERVICES—9.7%
220,428	Akamai Technologies Inc.*	9,862
507,910	Angie’s List Inc.*	7,157
397,034	Bankrate Inc.*	6,686
71,911	Cornerstone OnDemand Inc.*	3,406
141,550	InterActive Corp.	7,557
37,853	LinkedIn Corp.*	8,467
114,504	OpenTable Inc.*	7,956
225,270	Pandora Media Inc.*	5,661
52,800	Shutterstock Inc.*	3,738
263,113	Trulia Inc.*	10,517
44,962	Zillow Inc.*	3,580

		74,587

IT SERVICES—1.7%
149,912	Acxiom Corp.*	4,981
182,930	Teradata Corp.*	8,062

		13,043

LIFE SCIENCES TOOLS & SERVICES—1.7%
94,275	Covance Inc.*	8,415
51,060	Illumina Inc.*	4,775

		13,190

MACHINERY—1.0%
99,379	Pall Corp.	8,002

MEDIA—1.0%
265,498	Imax Corp. (CAN)*	7,739

OIL, GAS & CONSUMABLE FUELS—2.2%
170,760	Cabot Oil & Gas Corp.	6,031
162,314	Cobalt International Energy Inc.*	3,768
34,604	Pioneer Natural Resources Co.	7,086

		16,885

PAPER & FOREST PRODUCTS—1.4%
86,160	KapStone Paper and Packaging Corp.	4,477
349,951	Louisiana-Pacific Corp.*	5,953

		10,430

PERSONAL PRODUCTS—0.8%
399,345	Coty Inc.	6,142

PHARMACEUTICALS—4.5%
97,953	Actavis plc (IE)*	$15,141
175,840	Forest Laboratories Inc.*	8,270
82,200	Ono Pharmaceutical Co. Ltd. (JP)	6,215
70,810	Salix Pharmaceuticals Ltd.*	5,081

		34,707

PROFESSIONAL SERVICES—2.6%
100,371	IHS Inc.*	10,945
229,300	Nielsen Holdings NV	9,044

		19,989

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.1%
460,066	Host Hotels & Resorts Inc.	8,534

ROAD & RAIL—0.9%
315,067	Hertz Global Holdings Inc.*	7,234

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.4%
278,300	NXP Semiconductor NV (NET)*	11,722
689,281	SunEdison Inc.*	6,410

		18,132

SOFTWARE—9.8%
559,481	Activision Blizzard Inc.	9,310
364,951	Autodesk Inc.*	14,565
976,456	Cadence Design Systems Inc.*	12,665
84,995	Concur Technologies Inc.*	8,890
255,974	Fleetmatics Group plc (IE)*	8,127
89,852	Infoblox Inc.*	3,994
1,429	NetSuite Inc.*	144
79,183	ServiceNow Inc.*	4,324
62,777	Splunk Inc.*	3,937
404,421	Symantec Corp.	9,197

		75,153

SPECIALTY RETAIL—3.8%
204,500	Dick’s Sporting Goods Inc.	10,881
67,249	Lumber Liquidators Holdings Inc.*	7,679
299,740	Pier 1 Imports Inc.	6,259
53,400	Ross Stores Inc.	4,131

		28,950

TEXTILES, APPAREL & LUXURY GOODS—4.1%
192,540	Lululemon Athletica Inc.*	13,295
77,900	PVH Corp.	9,704
3,183,930	Samsonite International SA (HK)	8,682

		31,681

TRADING COMPANIES & DISTRIBUTORS—2.6%
458,928	HD Supply Holdings Inc.*	9,266
121,650	WESCO International Inc.*	10,396

		19,662

TOTAL COMMON STOCKS (Cost $622,416)		750,547

RIGHTS/WARRANTS—0.0%
(Cost $3)
No. of Contracts
DIVERSIFIED FINANCIAL SERVICES—0.0%
275,400	Platform Acquisition Holdings Ltd. (UK) $11.500-07/31/2010	32	[x]

18

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—2.9%
(Cost $22,123)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$22,123	Repurchase Agreement with Bank of America Corp. dated October 31, 2013 due November 01, 2013 at 0.080% collateralized by U.S. Treasury Notes (market value $22,571)	$22,123

TOTAL INVESTMENTS—100.7% (Cost $644,542)		772,702

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.7)%		(5,041)

TOTAL NET ASSETS—100.0%		$767,661

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$13,886	$—	$—	$13,886
Airlines	8,761	—	—	8,761
Auto Components	10,525	—	—	10,525
Biotechnology	14,208	—	—	14,208
Building Products	19,783	—	—	19,783
Commercial Services & Supplies	7,993	—	—	7,993
Construction & Engineering	8,789	—	—	8,789
Containers & Packaging	6,660	—	—	6,660
Diversified Financial Services	9,775	—	7,615	17,390
Electrical Equipment	4,723	—	—	4,723
Energy Equipment & Services	14,455	—	—	14,455
Food & Staples Retailing	10,303	—	—	10,303
Food Products	17,004	—	—	17,004
Health Care Equipment & Supplies	22,245	—	—	22,245
Health Care Providers & Services	27,262	—	—	27,262
Hotels, Restaurants & Leisure	65,520	—	—	65,520
Household Durables	27,457	—	—	27,457
Household Products	6,910	—	—	6,910
Insurance	18,645	—	—	18,645
Internet & Catalog Retail	33,968	—	—	33,968
Internet Software & Services	74,587	—	—	74,587
IT Services	13,043	—	—	13,043
Life Sciences Tools & Services	13,190	—	—	13,190
Machinery	8,002	—	—	8,002
Media	7,739	—	—	7,739
Oil, Gas & Consumable Fuels	16,885	—	—	16,885
Paper & Forest Products	10,430	—	—	10,430
Personal Products	6,142	—	—	6,142
Pharmaceuticals	28,492	6,215	—	34,707
Professional Services	19,989	—	—	19,989
Real Estate Investment Trusts (REITs)	8,534	—	—	8,534
Road & Rail	7,234	—	—	7,234
Semiconductors & Semiconductor Equipment	18,132	—	—	18,132
Software	75,153	—	—	75,153
Specialty Retail	28,950	—	—	28,950
Textiles, Apparel & Luxury Goods	22,999	8,682	—	31,681
Trading Companies & Distributors	19,662	—	—	19,662
Rights/Warrants
Diversified Financial Services	—	—	32	32
Short-Term Investments
Repurchase Agreements	—	22,123	—	22,123

Total Investments in Securities	$728,035	$37,020	$7,647	$772,702

19

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2013.

Valuation Description	Balance Beginning at 11/01/2012 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2013[w] (000s)
Common Stocks	$—	$6,469	$—	$—	$—	$1,146	$—	$—	$7,615
Rights/Warrants	—	6	(3)	—	—	29	—	—	32

	$—	$6,475	$(3)	$—	$—	$1,175	$—	$—	$7,647

There were no transfers between levels during the year.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 10/31/2013 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Platform Acquisition Holdings Ltd. (UK)	$7,615	Market Approach	Last Traded Price	$11.85
Rights/Warrants
Platform Acquisition Holdings Ltd. (UK)	32	Market Approach	Last Traded Price	0.12

	$7,647

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2013 (000s)
Common Stocks	$1,146
Rights/Warrants	29

$1,175

x	Fair valued in accordance with Harbor Funds Valuation Procedures using last traded price, which is a Level 3 input.

BM	Bermuda.

CAN	Canada.

HK	Hong Kong.

IE	Ireland.

JP	Japan.

NET	Netherlands.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

20

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management Company, L.P.

One Financial Center

24th Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager

Since 2000

Ethan Meyers, CFA

Since 2000

John Montgomery

Since 2011

Bruce Jacobs, CFA

Since 2011

Hamlen Thompson

Since 2011

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth

William Muggia

Ethan Meyers

John Montgomery

Bruce Jacobs

Hamlen Thompson

Management’s Discussion of Fund Performance

MARKET REVIEW

The recent U.S. stock market advance, which began in March 2009, continued in the 12 months ended October 31, 2013. U.S. equities overcame interest rate volatility and brushed off the news of the U.S. government shutdown. Smaller capitalization benchmarks, in particular, delivered stellar performance, far outpacing their large capitalization counterparts. Some of that strength can be attributed to the accommodative monetary policy of the Federal Reserve, but investors also have been taking notice of signs of an improving economy. If the global economy picks up in earnest, we believe U.S. corporations will see expansion in sales volume, which should lead to higher earnings growth.

PERFORMANCE

The Harbor Small Cap Growth Fund advanced 39.90% (Institutional Class), 39.72% (Administrative Class), and 39.50% (Investor Class) for the 12 months ended October 31, compared with the 39.84% return of the Russell 2000® Growth Index. Portfolio investments in the Health Care, Materials, and Industrials sectors were the leading contributors to relative performance. Information Technology and Financials were the only meaningful detractors.

The Health Care sector contributed over 270 basis points, or 2.70 percentage points, to relative returns, generating gains across multiple industries. The portfolio’s exposure to the sector increased by 900 basis points, consistent with our view that the space offers attractive investment opportunities ahead of the Affordable Care Act implementation. While the outperformance in the sector was broad-based, the greatest positive impact stemmed from the portfolio’s holdings in biotechnology. Gentium, added to the portfolio in August, posted a triple-digit gain and was the Fund’s top relative performer. The company is based in Italy and, while already profitable, is still largely undiscovered by the broad investment community in the U.S. Gentium has developed Defibrotide, a product for the treatment of hepatic veno occlusive disease (“VOD”), a rare condition occurring as a result of cancer treatments. Earlier this year Defibrotide was approved for patients with the most severe form of the disease and the company has just received a full approval to market the product in the European Union.

Materials added over 200 basis points to relative results. Materials as a group underperformed the broader market during the past 12 months and the portfolio’s underweight of the sector provided incremental performance benefit. Within the sector we have focused on companies that we believe have a high level of self-help growth drivers, cost advantages, or long-term end market growth. Paper products manufacturer KapStone Paper & Packaging traded sharply higher in early June after the company announced its acquisition of containerboard and kraft paper manufacturer Longview Fibre Paper & Packaging. Chemicals and building products manufacturer Axiall—formerly Georgia Gulf—also enhanced relative results. The stock appreciated significantly in the first quarter of calendar 2013, as investors applauded the company’s solid earnings growth, driven by substantially lower costs and higher margins. Although we continue to like Axiall’s multi-year profit stream in the context of a healing housing market, we sold our position later in the spring due to near-term issues affecting the industry.

21

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
ICON plc	2.9%
ViroPharma Inc.	2.8%
ArthroCare Corp.	2.7%
Watsco Inc.	2.6%
Gentium SpA ADR	2.3%
KapStone Paper and Packaging Corp.	2.3%
Health Management Associates Inc.	2.2%
Tesoro Corp.	2.2%
Corporate Executive Board Co.	2.1%
MWI Veterinary Supply Inc.	2.1%

Industrials generated over 100 basis points of relative gains. Although the portfolio’s exposure to the sector decreased significantly over the course of the year, our investments in Industrials remain well diversified across multiple sub-industries. We continue to like companies within less economically cyclical segments, such as research and consulting services. Huron Consulting Group, a leading provider of business consulting services to clients in the education and healthcare industries, was the sector’s best absolute and relative performer. We like the fact that the company’s business and its stock’s behavior appear to have little, if any, correlation, in our view, with macroeconomic data points. Freight trucking service provider Swift Transportation also contributed meaningfully to performance results. We sold the stock in mid-April, after it rose over 50% since January 1, exceeding our internal price target.

Although the majority of portfolio holdings in Information Technology provided positive contribution to relative returns, the sector detracted 174 basis points from overall results, held back by weakness within select application software holdings. SolarWinds, which develops enterprise network management software, delivered lower-than-expected revenue and license results for two consecutive quarters. After the unexpected departure of the company’s CFO in late August, we decided to exit the position. Network center operator InterXion Holding, which was added to the portfolio in April, also disappointed. The company provides equipment housing and connectivity services to customers across 11 European countries and, in our view, is well positioned to benefit from the ongoing secular shift to cloud computing. The stock fell under pressure in late summer following management’s commentary on customer churn and slower enterprise spending in the most recent quarter. Despite the customer loss, InterXion’s quarterly earnings were solid and its revenues grew 13% year-over-year. Our investment thesis on the stock remains unchanged and we added to our position during the fiscal year.

The Financials sector was also a performance laggard, detracting 148 basis points from excess returns. As investors watched for further cues from the Federal Reserve on potential “tapering” of its bond buying program, REITs declined with other yield-oriented investments, while companies that benefit from rising interest rates surged. The portfolio’s Financials holdings delivered bifurcated performance: banks posted double-digit gains, but mortgage-related and consumer finance investments declined. DFC Global, which provides short-term loans and check cashing services to small business owners and private clients, traded sharply lower in August after revising its earnings forecast for the second quarter in a row. We trimmed our position, but remain invested in the stock given our belief that DFC will actually benefit from regulatory changes in the United Kingdom by gaining market share once the industry’s less scrupulous players are shut down by regulators.

OUTLOOK AND STRATEGY

Looking ahead, we remain optimistic not only about economic growth but for stock prices as well. As ever, we are seeking to build the portfolio on a foundation of organic growth. Since the beginning of calendar 2012, we have had a generally domestic orientation to portfolio positioning. On the margin, a little more non-U.S. exposure through domestic investments is of interest to us now, as many of the global growth-cyclical companies that we follow are seeing some success outside the U.S.; business conditions have improved and employment is rising in many parts of the world. Near-term uncertainties caused by the politics in Washington D.C. may cause the market to back away from the recent achievement of all-time high territory; however, we would not be surprised to see stocks surmount perceived worries and provide further rewards for investors in the months ahead.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

22

Harbor Small Cap Growth Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010

Cusip	411511868

Ticker	HASGX

Inception Date	11/01/2000

Net Expense Ratio	0.83%

Total Net Assets (000s)	$601,255

ADMINISTRATIVE CLASS

Fund #	2210

Cusip	411511769

Ticker	HRSGX

Inception Date	11/01/2002

Net Expense Ratio	1.08%

Total Net Assets (000s)	$636

INVESTOR CLASS

Fund #	2410

Cusip	411511777

Ticker	HISGX

Inception Date	11/01/2002

Net Expense Ratio	1.20%

Total Net Assets (000s)	$24,249

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$2,557	$1,917

Price/Earning Ratio (P/E)	36.7x	32.1x

Price/Book Ratio (P/B)	4.0x	5.0x

Beta vs. Russell 2000® Growth Index	1.05	1.00

Portfolio Turnover (Year Ended 10/31/2013)	73%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

23

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Small Cap Growth Fund
Institutional Class	39.90%	19.24%	8.87%	11/01/2000	$116,948
Comparative Index
Russell 2000® Growth	39.84%	19.27%	9.14%	—	$119,938

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Small Cap Growth Fund
Administrative Class	39.72%	18.97%	8.61%	11/01/2002	$22,837
Investor Class	39.50%	18.80%	8.45%	11/01/2002	$22,500
Comparative Index
Russell 2000® Growth	39.84%	19.27%	9.14%	—	$23,988

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class); and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

24

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.6%)

COMMON STOCKS—97.4%

Shares		Value (000s)
AEROSPACE & DEFENSE—1.8%
271,990	Hexcel Corp.*	$11,508

AIR FREIGHT & LOGISTICS—1.0%
303,726	XPO Logistics Inc.*	6,129

BIOTECHNOLOGY—7.0%
297,080	ACADIA Pharmaceuticals Inc.*	$6,753
265,080	Alkermes plc (IE)*	9,328
134,150	Cubist Pharmaceuticals Inc.*	8,317
336,940	Gentium SpA ADR (IT)*[1]	14,226
226,360	Prothena Corp. plc (IE)*	5,442

		44,066

CAPITAL MARKETS—3.3%
1,013,020	BGC Partners Inc.	5,389
158,660	LPL Financial Holdings Inc.	6,464
207,220	Stifel Financial Corp.*	8,486

		20,339

CHEMICALS—1.1%
236,003	PolyOne Corp.	7,151

COMMERCIAL BANKS—1.2%
215,330	East West Bancorp Inc.	7,255

COMMERCIAL SERVICES & SUPPLIES—6.3%
212,011	Herman Miller Inc.	6,432
528,471	Interface Inc.	10,702
401,154	Progressive Waste Solutions Ltd. (CAN)	10,771
706,542	Steelcase Inc.	11,580

		39,485

COMMUNICATIONS EQUIPMENT—2.4%
162,750	Aruba Networks Inc.*	3,053
105,177	EchoStar Corp.*	5,044
290,217	Ixia*	4,115
194,850	Ruckus Wireless Inc.*	2,826

		15,038

CONSUMER FINANCE—1.4%
450,000	DFC Global Corp.*	5,445
168,468	Green Dot Corp.*	3,615

		9,060

DIVERSIFIED CONSUMER SERVICES—1.1%
189,870	Bright Horizons Family Solutions Inc.*	7,073

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.9%
348,750	InvenSense Inc.*	5,890

ENERGY EQUIPMENT & SERVICES—3.7%
17,700	Geospace Technologies Corp.*	1,724
461,490	McDermott International Inc. (PA)*	3,263
72,330	Oil States International Inc.*	7,857
378,450	Superior Energy Services Inc.*	10,154

		22,998

FOOD & STAPLES RETAILING—1.1%
136,360	Chefs’ Warehouse Inc.*	3,267
84,329	Natural Grocers by Vitamin Cottage Inc.*	3,365

		6,632

FOOD PRODUCTS—1.6%
301,320	B&G Foods Inc.	10,200

HEALTH CARE EQUIPMENT & SUPPLIES—8.6%
444,960	ArthroCare Corp.*	16,659
183,040	Cyberonics Inc.*	10,572
468,128	Masimo Corp.	11,994
208,697	Quidel Corp.*	5,155
207,591	STERIS Corp.	9,381

		53,761

25

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
HEALTH CARE PROVIDERS & SERVICES—7.2%
247,080	Emeritus Corp.*	$4,734
1,064,880	Health Management Associates Inc.	13,652
84,144	MWI Veterinary Supply Inc.*	13,349
304,088	Team Health Holdings Inc.*	13,209

		44,944

HOTELS, RESTAURANTS & LEISURE—0.5%
94,290	Multimedia Games Holding Co. Inc.*	3,065

INSURANCE—1.0%
152,610	Validus Holdings Ltd. (BM)	6,025

INTERNET & CATALOG RETAIL—2.6%
273,080	HomeAway Inc.*	8,097
170,130	Shutterfly Inc.*	8,360

		16,457

INTERNET SOFTWARE & SERVICES—1.7%
59,817	CoStar Group Inc.*	10,587

IT SERVICES—3.0%
270,320	InterXion Holding NV (NET)*	6,071
133,969	MoneyGram International Inc.*	2,828
31,370	WEX Inc.*	2,929
312,761	WNS Holdings Ltd. ADR (IND)*[1]	7,034

		18,862

LIFE SCIENCES TOOLS & SERVICES—2.9%
454,479	ICON plc (IE)*	18,379

MACHINERY—1.4%
161,829	Colfax Corp.*	9,056

MARINE—1.0%
241,357	Matson Inc.	6,538

MEDIA—1.9%
540,831	Cumulus Media Inc.*	3,234
147,240	Madison Square Garden Co.*	8,911

		12,145

OIL, GAS & CONSUMABLE FUELS—3.7%
173,633	Matador Resources Co.*	3,197
281,210	Tesoro Corp.	13,748
185,630	Western Refining Inc.	5,990

		22,935

PAPER & FOREST PRODUCTS—2.3%
273,831	KapStone Paper and Packaging Corp.	14,228

PHARMACEUTICALS—2.8%
456,880	ViroPharma Inc.*	17,736

PROFESSIONAL SERVICES—4.2%
182,298	Corporate Executive Board Co.	13,290
222,624	Huron Consulting Group Inc.*	13,039

		26,329

COMMON STOCKS—Continued

Shares		Value (000s)
REAL ESTATE INVESTMENT TRUSTS (REITs)—0.6%
160,530	Blackstone Mortgage Trust Inc.	$3,931

REAL ESTATE MANAGEMENT & DEVELOPMENT—2.1%
355,575	Alexander & Baldwin Inc.	13,156

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.1%
199,812	Cavium Inc.*	8,055
512,040	SunEdison Inc.*	4,762

		12,817

SOFTWARE—5.8%
313,506	Cadence Design Systems Inc.*	4,066
445,060	Fortinet Inc.*	8,950
152,962	Guidewire Software Inc.*	7,758
90,828	Imperva Inc.*	3,482
272,350	Qlik Technologies Inc.*	6,902
33,304	Ultimate Software Group Inc.*	5,145

		36,303

SPECIALTY RETAIL—4.2%
54,609	Five Below Inc.*	2,635
131,930	Lithia Motors Inc.	8,292
150,010	Restoration Hardware Holdings Inc.*	10,462
251,270	Select Comfort Corp.*	4,603

		25,992

TEXTILES, APPAREL & LUXURY GOODS—1.3%
216,166	Steven Madden Ltd.*	7,929

TRADING COMPANIES & DISTRIBUTORS—2.6%
170,505	Watsco Inc.	16,248

TOTAL COMMON STOCKS (Cost $445,967)		610,247

SHORT-TERM INVESTMENTS—2.4%
(Cost $14,847)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$14,847	Repurchase Agreement with State Street Corp. dated October 31, 2013 due November 01, 2013 at 0.000% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $15,149)	14,847

TOTAL INVESTMENTS—99.8% (Cost $460,814)		625,094

CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		1,046

TOTAL NET ASSETS—100.0%		$626,140

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $14,847 are classified as Level 2. All other holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or 2012 and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

26

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BM	Bermuda.

CAN	Canada.

IE	Ireland.

IND	India.

IT	Italy.

NET	Netherlands.

PA	Panama.

The accompanying notes are an integral part of the Financial Statements.

27

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Aristotle Capital Management, LLC

11100 Santa Monica Boulevard

Suite 1700

Los Angeles, CA 90025

PORTFOLIO MANAGER

Howard Gleicher, CFA

Since 2012

Aristotle has subadvised the Fund

since 2012.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks

Howard Gleicher

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equity markets turned in well above average returns for the 12 months ended October 31, 2013. While there was much for investors to be concerned about—meaningfully higher interest rates, rising oil prices, the often mentioned tapering of quantitative easing, the specter of war, and a government shutdown—markets climbed that wall of worry to post solid returns. There was little delineation in returns by style as growth and value indices were essentially tied; however, smaller company stocks solidly outperformed larger company stocks. Investor appetite for risk was also apparent in sector returns. The more economically sensitive sectors (Industrials, Consumer Discretionary, and Information Technology) led the pack while traditionally more defensive sectors (Utilities and Telecommunications) lagged.

Investor appetite for risk was driven largely by mounting evidence of a global economy on the mend. After five long years where earnings per share gains were earned through austerity measures, businesses are starting to see top-line growth. While still well short of robust, any positive economic news was well received by the markets.

PERFORMANCE

The Harbor Large Cap Value Fund outperformed its benchmark for the year ended October 31. The Fund returned 29.06% (Institutional Class), 28.76% (Administrative Class), and 28.52% (Investor Class), which compare favorably to the 28.29% return for the Russell 1000® Value Index. Investment decisions and sector allocations are the result of our bottom-up fundamental company analysis. As such, our results over the long term tend to be driven by security selection. However, in periods where investor appetite for risk is strong, such as the past 12 months, that was not the case. Instead, our security selection was a mixed bag while sector allocations contributed to our relative outperformance.

Among our Energy holdings, Pioneer Natural Resources added the most value and returned nearly 94%. Investors cheered Pioneer’s initial positive drilling results from its first horizontal well in the B interval of the Wolfcamp shale formation. Wolfcamp is but one of the formations Pioneer operates in the productive Permian basin’s Sprayberry field located in West Texas and has added significantly to both reserves and production. While Pioneer’s share price has advanced significantly, we believe current valuations still lag the company’s true intrinsic business value.

In Materials, shares of Ecolab advanced 54%. Ecolab is a market leader in enterprise cleaning solutions for essentially anything that needs to be cleaned, scrubbed, disinfected, or debugged. The company acquired waste water treatment firm Nalco Chemicals nearly two years ago and appears to be seeing considerable synergies. We believe that Nalco’s product offering in waste water treatments in both industrial and energy applications has been a favorable addition to Ecolab’s depth of services.

Within Financials, Banco Santander and First Republic were the largest contributors to absolute and relative performance. Banco Santander, a multinational bank headquartered in Spain, had been weak in the first two quarters of calender 2013, but rebounded during the third quarter. While the majority of Banco Santander’s holdings lie outside of Spain, optimism about Spanish and other Southern European economies lifted the stock. First Republic, up over 50% for the year, acquired a stake in business management firm Nigro

28

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Time Warner Inc.	3.2%
eBay Inc.	3.0%
Home Depot Inc.	3.0%
Phillips 66	3.0%
Halliburton Co.	2.9%
Lennar Corp.	2.9%
TE Connectivity Ltd.	2.9%
Walgreen Co.	2.9%
Diageo plc ADR	2.8%
Ecolab Inc.	2.8%

Karlin Segal & Feldstein. We believe this acquisition will benefit First Republic in its quest to become a premier personalized, relationship-based banking, real estate lending, trust, and wealth management firm in the areas it operates.

In the Information Technology sector, information storage systems and solutions provider EMC was a detractor from relative return. EMC shares were essentially flat for the past year. The company reported earnings in late January that were slightly ahead of analysts’ estimates but warned of economic headwinds it would face in 2013. The storage industry experienced a slowdown in early 2013, and management issued cautious guidance for the year as customers tighten budgets. However, longer term we continue to find considerable value in EMC due to its leading market position in higher-end storage as well as its majority stake in VMware, Inc., the leader in server, network, and storage infrastructure virtualization.

In Consumer Discretionary, two holdings were notably weak. Shares of homebuilder Lennar failed to meet expectations as rising interest rates and softening housing starts weighed on the company’s stock price. While we anticipated that the stock would be influenced in the short term by fluctuations in interest rates, it does not impact our appraisal of long-term values, which we believe are significantly above current valuations. Also, department store chain J.C. Penney detracted from performance. CEO Ron Johnson’s plan to revitalize this franchise’s image was not well received. Although the remake of the look and feel of its stores was successful, the change from perpetual discounting to a more everyday low price strategy fell flat. Mr. Johnson resigned his position in June and we liquidated our position in the stock.

Lastly, in Industrials, uneasiness about farm receipts and, to a lesser extent, the potential expiration of tax incentives has raised concerns about Deere & Co.’s business going into next year. While the company maintains that order rates are not measurably lower, the stock has been under pressure. These concerns do not change our investment thesis; nonetheless, they are reflected in the recent stock price performance.

OUTLOOK AND STRATEGY

Going forward, we believe that the long-awaited economic recovery coupled with the fact that businesses have lived under austerity measures for the better part of five years bodes well for future corporate profit growth. General economic conditions appear to be improving, albeit at a maddeningly slow pace.

Uncertainty is often among the biggest dampers on the economy as well as the stock market. We look forward to the removal of macroeconomic and geopolitical fears, which should provide better earnings visibility and allow companies to be valued more on fundamentals than on the speculative news of the day. In the meantime, we remain focused on individual companies that we believe offer attractive long-term value and company-specific catalysts that we believe can turn a high-quality business into a profitable investment.

This report contains the current opinions of Aristotle Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

29

Harbor Large Cap Value Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013

Cusip	411511603

Ticker	HAVLX

Inception Date	12/29/1987

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$179,382

ADMINISTRATIVE CLASS

Fund #	2213

Cusip	411511751

Ticker	HRLVX

Inception Date	11/01/2002

Net Expense Ratio	0.93%[a]

Total Net Assets (000s)	$13,453

INVESTOR CLASS

Fund #	2413

Cusip	411511744

Ticker	HILVX

Inception Date	11/01/2002

Net Expense Ratio	1.05%[a]

Total Net Assets (000s)	$11,934

a	Reflects of a contractual expense cap in effect through February 28, 2014.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$59,448	$106,209

Price/Earning Ratio (P/E)	18.8x	17.4x

Price/Book Ratio (P/B)	2.8x	1.9x

Beta vs. Russell 1000® Value Index	0.95	1.00

Portfolio Turnover (Year Ended 10/31/2013)	26%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

30

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Large Cap Value Fund
Institutional Class	29.06%	12.54%	7.33%	12/29/1987	$101,466
Comparative Index
Russell 1000® Value	28.29%	14.06%	7.81%	—	$106,044
Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Large Cap Value Fund
Administrative Class	28.76%	12.24%	7.08%	11/01/2002	$19,822
Investor Class	28.52%	12.11%	6.92%	11/01/2002	$19,517
Comparative Index
Russell 1000® Value	28.29%	14.06%	7.81%	—	$21,209

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.73% (Gross) (Institutional Class); 0.93% (Net) and 0.98% (Gross) (Administrative Class); and 1.05% (Net) and 1.10% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

31

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.8%)

COMMON STOCKS—96.2%

Shares		Value (000s)
AEROSPACE & DEFENSE—2.0%
48,000	General Dynamics Corp.	$4,158

BEVERAGES—2.8%
45,400	Diageo plc ADR (UK)[1]	5,793

CHEMICALS—5.2%
122,600	Dow Chemical Co.	4,839
54,900	Ecolab Inc.	5,819

		10,658

COMMERCIAL BANKS—11.1%
480,000	Banco Santander SA ADR (SP)[1]	4,277
93,700	First Republic Bank	4,785
39,900	M&T Bank Corp.	4,490
700,000	Mitsubishi UFJ Financial Group Inc. ADR (JP)[1]	4,480
142,100	SunTrust Bank Inc.	4,780

		22,812

COMPUTERS & PERIPHERALS—2.3%
193,100	EMC Corp.	4,648

DIVERSIFIED FINANCIAL SERVICES—5.4%
396,000	Bank of America Corp.	$5,528
105,000	JP Morgan Chase & Co.	5,412

		10,940

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.9%
115,600	TE Connectivity Ltd. (SWS)	5,952

ENERGY EQUIPMENT & SERVICES—2.9%
111,100	Halliburton Co.	5,892

FOOD & STAPLES RETAILING—2.9%
100,000	Walgreen Co.	5,924

FOOD PRODUCTS—8.6%
40,084	Bunge Ltd. (BM)	3,292
88,400	General Mills Inc.	4,457
41,200	Hershey Co.	4,089
145,000	Unilever NV (NET)	5,759

		17,597

HEALTH CARE EQUIPMENT & SUPPLIES—6.8%
70,900	Baxter International Inc.	4,670
71,000	Covidien plc	4,552
83,200	Medtronic Inc.	4,776

		13,998

HOUSEHOLD DURABLES—2.9%
168,000	Lennar Corp.	5,972

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.9%
270,000	AES Corp.	3,804

INDUSTRIAL CONGLOMERATES—2.5%
196,800	General Electric Co.	5,144

INSURANCE—1.3%
104,000	Progressive Corp.	2,701

INTERNET SOFTWARE & SERVICES—3.0%
118,000	eBay Inc.*	6,220

IT SERVICES—1.6%
18,000	International Business Machines Corp.	3,226

MACHINERY—5.1%
45,500	Deere & Co.	3,724
47,263	Oshkosh Corp.	2,249
50,100	SPX Corp.	4,545

		10,518

MEDIA—3.2%
94,800	Time Warner Inc.	6,517

OIL, GAS & CONSUMABLE FUELS—7.7%
53,200	Hess Corp.	4,320
97,200	Phillips 66	6,263
24,800	Pioneer Natural Resources Co.	5,078

		15,661

PERSONAL PRODUCTS—1.9%
250,000	Coty Inc.	3,845

PHARMACEUTICALS—2.2%
94,000	AbbVie Inc.	4,554

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.4%
114,400	Texas Instruments Inc.	4,814

SOFTWARE—4.6%
95,000	Adobe Systems Inc.*	5,149

32

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
SOFTWARE—Continued
130,000	Oracle Corp.	$4,355

		9,504

SPECIALTY RETAIL—3.0%
79,000	Home Depot Inc.	6,153

TOTAL COMMON STOCKS (Cost $144,762)		197,005

SHORT-TERM INVESTMENTS—3.7%
(Cost $7,600)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$7,600	Repurchase Agreement with State Street Corp. dated October 31, 2013 due November 01, 2013 at 0.000% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $7,755)	$7,600

TOTAL INVESTMENTS—99.9% (Cost $152,362)		204,605

CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		164

TOTAL NET ASSETS—100.0%		$204,769

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $7,600 are classified as Level 2. All other holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BM	Bermuda.

JP	Japan.

NET	Netherlands.

SP	Spain.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

33

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

155 North Wacker Drive Suite 4600

Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani, CFA

Since 2006

LSV has subadvised the Fund since 2004.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equities posted impressive returns over the 12 months ended October 31, 2013, as the S&P 500 Index advanced 27.18%. Performance was strong across all market cap segments, with mid and small cap stocks leading the way. The Russell Midcap® Index finished up 33.79% while the Russell 2000® Index of small cap companies was up 36.28%. There was little difference between the growth and value indices across all market cap ranges. Among mid cap stocks, the Russell Midcap® Value Index advanced 33.45% compared to 33.93% for the Russell Midcap® Growth Index.

Equity markets benefited from the continued accommodative policy of the Federal Reserve. Early in the fiscal year the Fed initiated another round of quantitative easing given the sluggish economic recovery and high unemployment. While markets retreated briefly when the central bank hinted at tapering its monthly bond purchases mid-year, equities regained their momentum over the last two months after the Fed chose to continue the current bond-buying program for the foreseeable future. Equity markets were able to withstand the impact of budget and debt crises in Washington, including the fiscal cliff debate in late 2012, sequester cuts in 2013, and a partial government shutdown and debt ceiling crisis in October.

While all sectors in the mid cap value benchmark posted positive results, there was significant dispersion among sector returns. Technology and Health Care stocks returned nearly 50% while Real Estate Investment Trusts, or REITs, were up just 8% and Utilities returned 16%. After investors flocked to dividend-paying stocks in recent years in search of yield, income-oriented sectors and stocks lagged over the past 12 months, particularly REITs and Utilities.

PERFORMANCE

Harbor Mid Cap Value Fund returned 41.48% (Institutional Class), 41.17% (Administrative Class), and 40.99% (Administrative Class) for the 12 months ended October 31, 2013, compared to the 33.45% return of the Russell Midcap® Value Index. Although there was little difference between the performance of growth and value shares over the last 12 months, cheaper stocks based on earnings and cash flow measures performed well. Given our emphasis on multiple valuation measures, the Fund benefited from the strong performance of cheap stocks based on cash flow and earnings.

Sector allocations also had a positive impact on Fund performance. In particular, our underweight to REITs and Utilities added value. Higher-yielding stocks lagged as investors rotated out of bonds and other income-oriented sectors that had become relatively expensive. Our overweight to the Technology sector also had a positive impact on results as Technology stocks were up 50%. Stock selection added value in the Consumer Discretionary, Consumer Staples and Financials (including REITs) sectors.

Top individual performers in the Fund included grocery stores Safeway and Kroger, Gamestop in the Consumer Discretionary sector, Seagate Technology, Ameriprise Financial, and Energy stocks Hess and Valero Energy. Detractors included Utility stocks

34

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Public Service Enterprise Group Inc.	1.9%
Ameriprise Financial Inc.	1.8%
CA Inc.	1.5%
Hess Corp.	1.5%
AES Corp.	1.4%
Edison International	1.4%
Helmerich & Payne Inc.	1.4%
Aetna Inc.	1.3%
Cardinal Health Inc.	1.3%
Kroger Co.	1.3%

Entergy, Public Service Enterprise Group, and American Electric Power, CB&L Associates in Financials, and our lack of exposure to Micron Technology, one of the strongest performers in the Russell Midcap® Value Index.

OUTLOOK AND STRATEGY

Our portfolio decision-making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential and (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.

Sector weightings are a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries. Relative to the value benchmark, at the end of the fiscal year, the Fund was overweight Technology, Consumer Staples, and Consumer Discretionary stocks. The Fund was underweight to REITs and Utilities, as higher-income stocks have looked expensive on our model for quite some time.

The most significant changes in relative sector weights over the last year were increases to the Energy and Health Care sectors and a decrease to Financials. The larger Health Care weight was a result of an increase in our holdings in the sector while changes to the Energy and Financial weights were primarily a result of changes to the Russell Midcap® Value Index benchmark at its June rebalance.

By historical standards we believe that U.S. stocks are neither cheap nor expensive at current levels. Even after its strong absolute and relative performance over the last year, we believe the Fund remains attractively positioned from a valuation standpoint. As of October 31, the Fund traded at 12.4x forward earnings compared to 15.8x for the Russell Midcap® Value Index, 1.5x book value compared to 1.7x for the benchmark, and 7.4x cash flow compared to 9.8x for the index. We continue to find plenty of cheap companies that are generating strong cash flow and good earnings, and the portfolio valuations reflect these attractive opportunities.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

35

Harbor Mid Cap Value Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023

Cusip	411511835

Ticker	HAMVX

Inception Date	03/01/2002

Net Expense Ratio	0.93%[a]

Total Net Assets (000s)	$82,231

ADMINISTRATIVE CLASS

Fund #	2223

Cusip	411511728

Ticker	HRMVX

Inception Date	11/01/2002

Net Expense Ratio	1.18%[a]

Total Net Assets (000s)	$3,479

INVESTOR CLASS

Fund #	2423

Cusip	411511736

Ticker	HIMVX

Inception Date	11/01/2002

Net Expense Ratio	1.30%[a]

Total Net Assets (000s)	$19,260

a	Reflects a contractual expense cap in effect through February 28, 2014.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$10,719	$10,195

Price/Earning Ratio (P/E)	15.3x	22.0x

Price/Book Ratio (P/B)	1.8x	1.9x

Beta vs. Russell Midcap® Value Index	1.15	1.00

Portfolio Turnover (Year Ended 10/31/2013)	18%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

36

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Mid Cap Value Fund
Institutional Class	41.48%	20.81%	9.13%	03/01/2002	$119,737
Comparative Index
Russell Midcap® Value	33.45%	18.85%	10.62%	—	$137,227

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Mid Cap Value Fund
Administrative Class	41.17%	20.53%	8.91%	11/01/2002	$23,470
Investor Class	40.99%	20.35%	8.76%	11/01/2002	$23,168
Comparative Index
Russell Midcap® Value	33.45%	18.85%	10.62%	—	$27,445

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 0.99% (Gross) (Institutional Class); 1.20% (Net) and 1.24% (Gross) (Administrative Class); and 1.32% (Net) and 1.36% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

37

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.4%)

COMMON STOCKS—97.6%

Shares		Value (000s)
AEROSPACE & DEFENSE—3.4%
2,700	Engility Holdings Inc.*	$84
6,700	Exelis Inc.	110
12,100	L-3 Communications Holdings Inc.	1,215
11,400	Northrop Grumman Corp.	1,226
11,800	Raytheon Co.	972

		3,607

AIR FREIGHT & LOGISTICS—0.3%
9,900	Atlas Air Worldwide Holdings Inc.*	367

AUTO COMPONENTS—3.2%
12,800	Autoliv Inc.	1,142
13,700	Lear Corp.	1,060
14,800	TRW Automotive Holdings Corp.*	1,112

		3,314

BIOTECHNOLOGY—1.0%
11,700	United Therapeutics Corp.*	1,036

CAPITAL MARKETS—2.7%
19,400	Ameriprise Financial Inc.	1,950
13,400	State Street Corp.	939

		2,889

CHEMICALS—2.4%
10,400	Cabot Corp.	485
2,400	CF Industries Holdings Inc.	517
37,100	Huntsman Corp.	862
28,300	Olin Corp.	637

		2,501

COMMERCIAL BANKS—4.8%
33,500	Banco Latinoamericano de Comercio Exterior SA (PA)	879
50,400	Fifth Third Bancorp.	959
106,000	Huntington Bancshares Inc.	933
97,700	KeyCorp.	1,224
4,800	PNC Financial Services Group Inc.	353
72,800	Regions Financial Corp.	701

		5,049

COMMERCIAL SERVICES & SUPPLIES—0.9%
18,000	Pitney Bowes Inc.	384
28,200	R.R. Donnelley & Sons Co.	524

		908

COMMUNICATIONS EQUIPMENT—1.9%
60,100	Brocade Communications Systems Inc.*	482
6,900	Comtech Telecommunications Corp.	207
20,700	Harris Corp.	1,283

		1,972

COMPUTERS & PERIPHERALS—2.6%
16,100	Lexmark International Inc.	573
25,600	Seagate Technology plc (IE)	1,246
12,900	Western Digital Corp.	898

		2,717

CONSTRUCTION & ENGINEERING—1.3%
20,600	Tutor Perini Corp.	472
16,300	URS Corp.	884

		1,356

CONSUMER FINANCE—2.0%
6,400	Capital One Financial Corp.	440
15,000	Discover Financial Services	778
9,000	Nelnet Inc.	384
20,000	SLM Corp.	507

		2,109

38

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
CONTAINERS & PACKAGING—0.8%
12,500	Owens-Illinois Inc.*	$398
4,600	Rock-Tenn Co.	492

		890

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
100,400	Vonage Holdings Corp.*	374

ELECTRIC UTILITIES—4.2%
26,100	American Electric Power Co. Inc.	1,222
30,800	Edison International	1,510
20,100	Entergy Corp.	1,301
13,800	Portland General Electric Co.	396

		4,429

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.5%
30,800	Ingram Micro Inc.*	714
20,500	TE Connectivity Ltd. (SWS)	1,056
11,900	Tech Data Corp.*	619
23,300	Vishay Intertechnology Inc.*	286

		2,675

ENERGY EQUIPMENT & SERVICES—2.2%
18,500	Helmerich & Payne Inc.	1,435
29,700	Nabors Industries Ltd. (BM)	519
14,400	Superior Energy Services Inc.*	386

		2,340

FOOD & STAPLES RETAILING—2.0%
32,500	Kroger Co.	1,392
20,800	Safeway Inc.	726

		2,118

FOOD PRODUCTS—2.8%
18,100	Archer Daniels Midland Co.	740
4,000	Bunge Ltd. (BM)	329
14,900	Fresh Del Monte Produce Inc.	396
8,800	Ingredion Inc.	579
33,700	Tyson Foods Inc.	932

		2,976

HEALTH CARE EQUIPMENT & SUPPLIES—2.5%
9,000	Greatbatch Inc.*	343
20,800	St Jude Medical Inc.	1,194
12,700	Zimmer Holdings Inc.	1,111

		2,648

HEALTH CARE PROVIDERS & SERVICES—4.1%
22,400	Aetna Inc.	1,405
23,700	Cardinal Health Inc.	1,390
8,100	CIGNA Corp.	624
11,900	Community Health Systems Inc.	519
28,200	Kindred Healthcare Inc.	391

		4,329

HOTELS, RESTAURANTS & LEISURE—0.4%
9,200	Brinker International Inc.	409

HOUSEHOLD DURABLES—2.2%
11,700	Harman International Industries Inc.	948
9,100	Whirlpool Corp.	1,329

		2,277

HOUSEHOLD PRODUCTS—0.6%
6,000	Energizer Holdings Inc.	589

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.4%
103,500	AES Corp.	1,458

INSURANCE—11.4%
7,400	Aflac Inc.	481
3,800	Allied World Assurance Co. Holdings AG (SWS)	411
15,600	Allstate Corp.	828
16,900	American Equity Investment Life Holding Co.	352
16,600	American Financial Group Inc.	934
10,300	Aspen Insurance Holdings Ltd. (BM)	402
7,500	Endurance Specialty Holdings Ltd. (BM)	415
6,700	Everest Re Group Ltd. (BM)	1,030
30,600	Hartford Financial Services Group Inc.	1,031
17,300	Horace Mann Educators Corp.	479
22,100	Lincoln National Corp.	1,003
9,500	PartnerRe Ltd. (BM)	952
13,400	Principal Financial Group	636
13,500	Protective Life Corp.	622
5,800	StanCorp Financial Group Inc.	342
18,128	Tower Group International Ltd. (BM)	66
28,800	Unum Group	914
25,800	Validus Holdings Ltd. (BM)	1,019

		11,917

IT SERVICES—1.7%
20,900	Amdocs Ltd.	804
34,100	Convergys Corp.	673
4,100	Leidos Holdings Inc.	193
2,342	Science Applications International Corp.	82

		1,752

MACHINERY—3.0%
22,900	AGCO Corp.	1,337
22,300	Briggs & Stratton Corp.	409
12,600	Timken Co.	665
15,300	Trinity Industries Inc.	775

		3,186

MEDIA—1.4%
38,600	Gannett Inc.	1,068
48,300	Journal Communications Inc.*	403

		1,471

METALS & MINING—0.7%
9,200	Cliffs Natural Resources Inc.	236
6,400	Reliance Steel & Aluminum Co.	469

		705

MULTILINE RETAIL—2.8%
9,600	Dillard’s Inc.	787
16,800	Kohl’s Corp.	954
25,700	Macy’s Inc.	1,185

		2,926

MULTI-UTILITIES—2.2%
12,100	Avista Corp.	336
59,200	Public Service Enterprise Group Inc.	1,983

		2,319

OFFICE ELECTRONICS—1.1%
118,900	Xerox Corp.	1,182

OIL, GAS & CONSUMABLE FUELS—6.6%
19,500	Hess Corp.	1,583
13,400	Marathon Oil Corp.	473
15,300	Marathon Petroleum Corp.	1,096
14,600	Murphy Oil Corp.	881
18,300	Tesoro Corp.	895
2,288	USEC Inc.*	18
31,600	Valero Energy plc	1,301

39

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
OIL, GAS & CONSUMABLE FUELS—Continued
700	W&T Offshore Inc.	$13
21,400	Western Refining Inc.	691

		6,951

PAPER & FOREST PRODUCTS—0.8%
9,900	Domtar Corp.	839

PERSONAL PRODUCTS—0.4%
5,800	Usana Health Sciences Inc.*	396

PHARMACEUTICALS—0.5%
9,400	Questcor Pharmaceuticals Inc.	577

REAL ESTATE INVESTMENT TRUSTS (REITs)—8.2%
72,800	Brandywine Realty Trust	1,036
25,900	CBL & Associates Properties Inc.	513
34,200	CommonWealth REIT	833
40,900	Hospitality Properties Trust	1,202
68,600	Lexington Realty Trust	803
113,100	MFA Financial Inc.	838
31,700	OMEGA Healthcare Investors Inc.	1,054
23,800	PennyMac Mortgage Investment Trust	549
2,778	Silver Bay Realty Trust Corp.	43
69,900	Sunstone Hotel Investors Inc.	926
89,300	Two Harbors Investment Corp.	833

		8,630

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
72,500	Amkor Technology Inc.*	385
44,300	Marvell Technology Group Ltd. (BM)	531

		916

SOFTWARE—1.5%
50,000	CA Inc.	1,588

SPECIALTY RETAIL—1.5%
3,511	CST Brands Inc.	113
22,300	GameStop Corp.	1,222
3,650	Murphy USA Inc.*	148
20,500	RadioShack Corp.*	58

		1,541

TOBACCO—0.3%
5,300	Universal Corp.	281

TOTAL COMMON STOCKS (Cost $78,372)		102,514

SHORT-TERM INVESTMENTS—1.5%
Principal Amount (000s)
(Cost $1,536)
REPURCHASE AGREEMENTS
$1,536	Repurchase Agreement with State Street Corp. dated October 31, 2013 due November 01, 2013 at 0.000% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $1,567)	1,536

TOTAL INVESTMENTS—99.1% (Cost $79,908)		104,050

CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		920

TOTAL NET ASSETS—100.0%		$104,970

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $1,536 are classified as Level 2. All other holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or 2012 and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

IE	Ireland.

PA	Panama.

SWS	Switzerland.

The accompanying notes are an integral part of the Financial Statements.

40

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE

Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGER

Paul Viera

Since 2001

EARNEST Partners has subadvised the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Paul Viera

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equity markets posted robust returns for the 12 months ended October 31, 2013. Domestic markets, as measured by the Wilshire 5000 Total Market Index, returned 29.29%, outpacing international markets as measured by the MSCI World (ND) Index, up 25.77%, and the MSCI Emerging Markets Index, up 6.53%. Improvement in segments of the U.S. economy, along with continued easy monetary policy from the Federal Reserve, aided the upward momentum of U.S. equity markets.

U.S. economic growth exceeded expectations as GDP expanded at a rate of 2.5% in the second calendar quarter of 2013. Unemployment continued to decline modestly to 7.2% in September 2013 from 7.9% in October 2012. However, much of the improvement was due to a reduction in the labor force versus job creation. The U.S. housing market strengthened despite rising mortgage rates during the summer of 2013, which peaked at over 4.5% and ended the fiscal year at 4.1%—up nearly one percentage point from a year earlier. Sales of previously owned homes rose in August to the highest level since 2007, though they fell off slightly in September as buyers moved to lock in mortgage rates before they ascended further. Construction continued to have positive momentum, with housing starts peaking in March before slowing slightly through the summer months.

Toward the end of the fiscal year, the Federal Reserve surprisingly decided to maintain its $85 billion of monthly asset purchases to help keep long-term interest rates low. The decision came as the Fed determined that more-robust economic evidence is needed to ensure the sustainability of U.S. economic growth and improvement in the labor market. Equity markets responded positively. In its September announcement, the Fed did not mention a specific unemployment rate that would trigger the end of asset purchases or a plan to increase the short-term benchmark interest rate. Rather it reiterated that even if unemployment fell to 6.5%, loose monetary policy may remain in place for an extended period. Despite the Fed’s efforts, however, U.S. Treasury rates spiked during the third quarter with the 10-year reaching 3% and the 30-year reaching almost 4% before retreating to 2.5% and 3.7%, respectively, as of October 31. Rates rose initially on signs of economic improvement and indications that tapering may at least begin by calendar year-end. Discord in Washington, however, challenged the Fed and investors’ confidence in economic stability, leading to continued easing and a lowering of rates. In October, the U.S. government failed to agree on the federal budget, leading to a 16-day partial government shutdown. While a compromise was reached hours before the U.S. Treasury was anticipating default, concerns over how Congress and the White House will address the new January deadlines remain. The impact of these events is expected to reduce fourth quarter GDP growth, which could set the stage for further Fed support into calendar 2014.

PERFORMANCE

Harbor Small Cap Value Fund outperformed its Russell 2000® Value Index benchmark for the 12 months ended October 31, 2013. The Fund returned 37.91% (Institutional Class), 37.54% (Administrative Class), and 37.41% (Investor Class), compared with the 32.83% return of the Index. Outperformance was driven primarily by stock selection.

41

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Core Laboratories NV	3.7%
Hexcel Corp.	3.6%
Bristow Group Inc.	3.5%
EnerSys	3.0%
Snap-on Inc.	2.7%
Valspar Corp.	2.6%
Mednax Inc.	2.3%
Protective Life Corp.	2.2%
Raymond James Financial Inc.	2.2%
SBA Communications Corp.	2.2%

Unlike the prior fiscal year, when investors fled to sectors that were perceived to be more defensive (e.g., Utilities and Consumer Staples), markets in fiscal 2013 began to appreciate more economically-sensitive areas such as Energy and Information Technology. We believe that these sectors had been unduly punished in 2012, despite those companies having a greater opportunity to grow earnings over the long term. For the 12 months ended October 31, 2013, Information Technology and Industrials were two of the top performing sectors, both returning over 40%.

Stock selection in Financials, Energy, Health Care, and Industrials was particularly strong. For example, Industrials holding Snap-on is a leading developer, manufacturer, and marketer of hand tools and diagnostic-equipment solutions for professional tool users. Shares rose 37% as the company continued to report better-than-expected earnings and ongoing fundamental improvements in its business. Despite some weakness in revenue from military customers and Europe, growth in the more profitable parts of the business continued to perform in line with our expectations. We think the company should benefit from further profit margin expansion stemming from restructuring efforts put into place over the past several years.

Within the Energy space, Newpark Resources returned 88%. Newpark is a diversified oil and gas industry supplier. The company is the fourth largest provider of drilling fluids for oil and gas wells globally. It also makes rig mats and provides drilling waste-disposal services. The company has developed a patent-protected product that meets the needs of the fast-growing horizontal drilling market better than competitor offerings and should help increase earnings going forward, in our view. Despite concerns that the shift from gas drilling to onshore U.S. oil drilling would pressure suppliers, Newpark continued a trend of better-than-expected margins that began mid-2012.

OUTLOOK AND STRATEGY

As of October 31, the Fund had overweight positions relative to the benchmark in the Industrials, Energy, Health Care, Information Technology, and Telecommunications sectors and underweight allocations in Financials, Consumer Staples, Consumer Discretionary, and Utilities. The Fund had a market weight to Materials. The Fund’s relative overweight and underweight positions are an outgrowth of where we are finding good individual investment opportunities.

In managing Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

42

Harbor Small Cap Value Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022

Cusip	411511843

Ticker	HASCX

Inception Date	12/14/2001

Net Expense Ratio	0.84%

Total Net Assets (000s)	$519,607

ADMINISTRATIVE CLASS

Fund #	2222

Cusip	411511710

Ticker	HSVRX

Inception Date	11/01/2002

Net Expense Ratio	1.09%

Total Net Assets (000s)	$12,171

INVESTOR CLASS

Fund #	2422

Cusip	411511694

Ticker	HISVX

Inception Date	11/01/2002

Net Expense Ratio	1.21%

Total Net Assets (000s)	$17,330

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$3,308	$1,461

Price/Earning Ratio (P/E)	20.2x	21.8x

Price/Book Ratio (P/B)	2.6x	1.6x

Beta vs. Russell 2000® Value Index	0.92	1.00

Portfolio Turnover (Year Ended 10/31/2013)	22%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

43

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Small Cap Value Fund
Institutional Class	37.91%	16.79%	9.18%	12/14/2001	$120,289
Comparative Index
Russell 2000® Value	32.83%	14.84%	8.78%	—	$116,039

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Small Cap Value Fund
Administrative Class	37.54%	16.50%	8.94%	11/01/2002	$23,539
Investor Class	37.41%	16.35%	8.76%	11/01/2002	$23,161
Comparative Index
Russell 2000® Value	32.83%	14.84%	8.78%	—	$23,208

As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Institutional Class); 1.11% (Administrative Class); and 1.23% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

44

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.7%)

COMMON STOCKS—97.3%

Shares		Value (000s)
AEROSPACE & DEFENSE—6.8%
464,680	Hexcel Corp.*	$19,661
152,718	Moog Inc.*	9,122
97,145	Teledyne Technologies Inc.*	8,628

		37,411

CAPITAL MARKETS—5.4%
210,318	Eaton Vance Corp.	8,793
268,993	Raymond James Financial Inc.	12,280
210,097	Stifel Financial Corp.*	8,603

		29,676

CHEMICALS—4.0%
132,635	Scotts Miracle-Gro Co.	7,788
202,060	Valspar Corp.	14,138

		21,926

COMMERCIAL BANKS—2.6%
296,584	Trustmark Corp.	$8,055
219,670	United Bankshares Inc.	6,498

		14,553

CONSTRUCTION & ENGINEERING—1.4%
138,445	URS Corp.	7,506

CONSUMER FINANCE—1.3%
175,104	Cash America International Inc.	6,908

ELECTRICAL EQUIPMENT—5.2%
247,640	EnerSys	16,431
314,445	Franklin Electric Co. Inc.	11,902

		28,333

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—7.9%
281,075	Checkpoint Systems Inc.*	4,784
124,848	Coherent Inc.	8,264
338,306	FLIR Systems Inc.	9,635
163,457	Itron Inc.*	6,975
115,738	Littelfuse Inc.	9,841
259,723	Sanmina Corp.*	3,781

		43,280

ENERGY EQUIPMENT & SERVICES—8.7%
236,356	Bristow Group Inc.	19,020
108,520	Core Laboratories NV	20,317
680,093	Newpark Resources Inc.*	8,671

		48,008

GAS UTILITIES—4.4%
113,448	Oneok Inc.	6,410
163,299	South Jersey Industries Inc.	9,724
177,447	WGL Holdings Inc.	7,987

		24,121

HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
327,052	Cantel Medical Corp.	11,480

HEALTH CARE PROVIDERS & SERVICES—3.6%
89,625	Centene Corp.*	5,033
208,377	Healthways Inc.*	2,007
114,347	Mednax Inc.*	12,466

		19,506

HOTELS, RESTAURANTS & LEISURE—3.0%
211,975	International Speedway Corp.	6,934
205,000	Life Time Fitness Inc.*	9,311

		16,245

HOUSEHOLD DURABLES—2.1%
39,091	Helen of Troy Ltd.*	1,826
214,625	Meritage Homes Corp.*	9,742

		11,568

INSURANCE—8.8%
425,219	American Equity Investment Life Holding Co.	8,862
190,550	Horace Mann Educators Corp.	5,278
266,255	Protective Life Corp.	12,269
145,440	Reinsurance Group of America Inc.	10,353
145,855	State Auto Financial Corp.	2,771
278,555	United Fire Group Inc.	8,830

		48,363

INTERNET SOFTWARE & SERVICES—0.9%
265,254	Digital River Inc.*	4,732

45

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
IT SERVICES—3.1%
153,765	Global Payments Inc.	$9,146
509,473	Sapient Corp.*	8,055

		17,201

LIFE SCIENCES TOOLS & SERVICES—1.9%
118,890	Covance Inc.*	10,612

MACHINERY—4.6%
141,695	Snap-on Inc.	14,746
204,235	Timken Co.	10,786

		25,532

METALS & MINING—1.4%
235,075	AMCOL International Corp.	7,541

OIL, GAS & CONSUMABLE FUELS—1.0%
411,508	Swift Energy Co.*	5,646

REAL ESTATE INVESTMENT TRUSTS (REITs)—3.0%
613,403	First Potomac Realty Trust	7,538
696,453	Medical Properties Trust Inc.	9,082

		16,620

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.7%
234,614	Cabot Microelectronics Corp.*	9,594
844,084	Entegris Inc.*	8,736
242,310	Monolithic Power Systems Inc.	7,715

		26,045

SOFTWARE—0.8%
280,300	Epiq Systems Inc.	4,193

SPECIALTY RETAIL—1.4%
265,490	Aaron’s Inc.	7,532

THRIFTS & MORTGAGE FINANCE—0.9%
379,845	Astoria Financial Corp.	$5,018

TRADING COMPANIES & DISTRIBUTORS—4.1%
233,027	CAI International Inc.*	5,101
228,062	GATX Corp.	11,757
122,044	TAL International Group Inc.*	5,896

		22,754

WIRELESS TELECOMMUNICATION SERVICES—2.2%
136,505	SBA Communications Corp.*	11,940

TOTAL COMMON STOCKS (Cost $312,523)		534,250

SHORT-TERM INVESTMENTS—3.7%
(Cost $20,183)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$20,183	Repurchase Agreement with State Street Corp. dated October 31, 2013 due November 01, 2013 at 0.000% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $20,591)	20,183

TOTAL INVESTMENTS—101.0% (Cost $332,706)		554,433

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.0)%		(5,325)

TOTAL NET ASSETS—100.0%		$549,108

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $20,183 are classified as Level 2. All other holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or 2012 and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of the Financial Statements.

46

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2013

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost*	$14,364,884	$644,542	$460,814	$152,362	$79,908	$332,706
Investments, at value (including securities loaned of $280,919, $0, $0, $0, $0, $0)	$21,931,291	$750,579	$610,247	$197,005	$102,514	$534,250
Repurchase agreements	77,884	22,123	14,847	7,600	1,536	20,183
Cash	1	—	—	—	1	—
Receivables for:
Investments sold	181,210	3,981	4,015	691	526	—
Foreign currency spot contracts	7	—	—	—	—	—
Capital shares sold	49,777	503	83	150	1,650	314
Dividends	4,685	137	73	301	73	248
Securities lending income	12	—	—	—	—	—
Withholding tax	—	—	—	20	—	—
Prepaid registration fees	29	15	14	14	7	10
Other assets	300	16	14	17	1	25
Total Assets	22,245,196	777,354	629,293	205,798	106,308	555,030
LIABILITIES
Payables for:
Due to custodian	—	251	—	—	—	—
Investments purchased	123,662	8,253	2,073	787	1,199	5,037
Capital shares reacquired	53,636	508	610	92	49	416
Collateral for securities loaned	294,263	—	—	—	—	—
Accrued expenses:
Management fees	10,466	489	398	103	64	366
12b-1 fees	505	94	5	5	4	6
Transfer agent fees	1,171	40	32	11	7	29
Trustees’ fees and expenses	114	5	4	1	1	3
Other	1,044	53	31	30	14	65
Total Liabilities	484,861	9,693	3,153	1,029	1,338	5,922
NET ASSETS	$21,760,335	$767,661	$626,140	$204,769	$104,970	$549,108
Net Assets Consist of:
Paid-in capital	$13,545,116	$519,727	$381,316	$155,877	$83,768	$245,644
Accumulated undistributed net investment income/(loss)	12,219	(814)	(451)	994	903	321
Accumulated net realized gain/(loss)	558,712	120,588	80,996	(4,344)	(3,844)	81,416
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	7,644,288	128,160	164,279	52,242	24,143	221,727
	$21,760,335	$767,661	$626,140	$204,769	$104,970	$549,108
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$19,366,148	$323,666	$601,255	$179,382	$82,231	$519,607
Shares of beneficial interest[1]	354,008	27,532	38,243	16,526	4,700	17,983
Net asset value per share[2]	$54.71	$11.76	$15.72	$10.85	$17.50	$28.89
Administrative Class
Net assets	$613,413	$408,494	$636	$13,453	$3,479	$12,171
Shares of beneficial interest[1]	11,298	35,409	41	1,241	197	423
Net asset value per share[2]	$54.29	$11.54	$15.26	$10.85	$17.64	$28.80
Investor Class
Net assets	$1,780,774	$35,501	$24,249	$11,934	$19,260	$17,330
Shares of beneficial interest[1]	33,089	3,121	1,628	1,091	1,101	609
Net asset value per share[2]	$53.82	$11.37	$14.90	$10.94	$17.49	$28.45

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

47

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2013

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
Investment Income
Dividends	$191,366	$4,057	$6,181	$3,935	$2,249	$7,036
Net securities lending income	160	—	—	1	—	—
Interest	10	13	1	1	—	1
Foreign taxes withheld	(2,966)	(52)	(25)	(46)	—	(24)
Total Investment Income	188,570	4,018	6,157	3,891	2,249	7,013
Operating Expenses
Management fees	113,365	5,325	4,400	1,109	610	4,087
12b-1 fees:
Administrative Class	1,497	908	2	27	4	28
Investor Class	3,890	91	56	46	23	38
Shareholder communications	1,301	35	19	8	4	62
Custodian fees	548	107	45	26	36	34
Transfer agent fees:
Institutional Class	10,044	186	338	93	42	311
Administrative Class	359	218	—	6	1	7
Investor Class	2,800	66	41	33	17	28
Professional fees	329	10	15	6	11	6
Trustees’ fees and expenses	387	14	11	3	2	9
Registration fees	199	45	45	49	42	57
Miscellaneous	131	12	11	8	7	7
Total expenses	134,850	7,017	4,983	1,414	799	4,674
Management fees waived	(3,668)	—	—	—	—	—
Transfer agent fees waived	(784)	(30)	(24)	(8)	(3)	(23)
Other expenses reimbursed	—	—	—	(54)	—	—
Custodial expense reductions	(1)	—	—	—	—	—
Net expenses	130,397	6,987	4,959	1,352	796	4,651
Net Investment Income/(Loss)	58,173	(2,969)	1,198	2,539	1,453	2,362
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	992,221	132,165	87,720	8,403	2,405	92,392
Foreign currency transactions	(545)	(95)	—	—	—	—
Redemption in-kind	44,338	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	4,297,609	53,839	106,948	35,400	23,813	79,586
Translations of assets and liabilities in foreign currencies	(12)	1	—	—	—	—
Net gain/(loss) on investment transactions	5,333,611	185,910	194,668	43,803	26,218	171,978
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,391,784	$182,941	$195,866	$46,342	$27,671	$174,340

The accompanying notes are an integral part of the Financial Statements.

48

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$58,173	$24,588	$(2,969)	$(2,977)	$1,198	$(928)
Net realized gain/(loss) on investments	1,036,014	460,843	132,070	41,406	87,720	27,542
Net unrealized appreciation/(depreciation) of investments	4,297,597	601,625	53,840	22,736	106,948	5,366
Net increase/(decrease) in assets resulting from operations	5,391,784	1,087,056	182,941	61,165	195,866	31,980
Distributions to Shareholders
Net investment income:
Institutional Class	(59,908)	(12,694)	—	—	(1,529)	—
Administrative Class	(777)	—	—	—	—	—
Investor Class	(1,012)	—	—	—	(1)	—
Net realized gain on investments:
Institutional Class	—	—	(5,741)	—	(23,731)	(34,271)
Administrative Class	—	—	(6,502)	—	(52)	(3,046)
Investor Class	—	—	(758)	—	(949)	(1,883)
Total distributions to shareholders	(61,697)	(12,694)	(13,001)	—	(26,262)	(39,200)
Net Increase/(Decrease) Derived from Capital Share Transactions	(279,896)	3,680,543	(38,287)	(132,387)	(38,533)	15,111
Net increase/(decrease) in net assets	5,050,191	4,754,905	131,653	(71,222)	131,071	7,891
Net Assets
Beginning of period	16,710,144	11,955,239	636,008	707,230	495,069	487,178
End of period*	$21,760,335	$16,710,144	$767,661	$636,008	$626,140	$495,069
* Includes accumulated undistributed net investment income/(loss) of:	$12,219	$18,275	$(814)	$(2,792)	$(451)	$(476)

The accompanying notes are an integral part of the Financial Statements.

49

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012

$2,539	$4,570	$1,453	$1,197	$2,362	$5,240
8,403	34,552	2,405	1,984	92,392	63,372

35,400	(2,985)	23,813	5,717	79,586	(14,795)

46,342	36,137	27,671	8,898	174,340	53,817

(1,975)	(4,624)	(1,357)	(734)	(4,690)	(1,479)
(94)	(486)	(27)	(11)	(81)	(5)
(161)	(170)	(63)	(33)	(80)	—

—	—	—	—	(5,816)	—
—	—	—	—	(142)	—
—	—	—	—	(169)	—
(2,230)	(5,280)	(1,447)	(778)	(10,978)	(1,484)

1,453	(164,539)	10,834	(1,544)	(109,960)	(140,756)
45,565	(133,682)	37,058	6,576	53,402	(88,423)

159,204	292,886	67,912	61,336	495,706	584,129
$204,769	$159,204	$104,970	$67,912	$549,108	$495,706

$994	$690	$903	$944	$321	$3,486

50

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$4,522,649	$5,809,299	$69,153	$97,244	$85,629	$99,492
Reinvested distributions	53,527	11,062	4,642	—	24,858	33,173
Cost of shares reacquired	(4,581,972)	(2,727,692)	(111,906)	(188,107)	(146,619)	(82,897)
Cost of shares reacquired through redemption in-kind	(106,127)	—	—	—	—	—
Net increase/(decrease) in net assets	$(111,923)	$3,092,669	$(38,111)	$(90,863)	$(36,132)	$49,768
Administrative Class
Net proceeds from sale of shares	$147,014	$360,579	$78,488	$69,072	$194	$1,200
Reinvested distributions	724	—	6,502	—	52	3,046
Cost of shares reacquired	(297,280)	(284,224)	(78,522)	(105,439)	(959)	(36,915)
Net increase/(decrease) in net assets	$(149,542)	$76,355	$6,468	$(36,367)	$(713)	$(32,669)
Investor Class
Net proceeds from sale of shares	$450,455	$827,982	$9,745	$6,309	$5,085	$6,085
Reinvested distributions	987	—	755	—	949	1,882
Cost of shares reacquired	(469,873)	(316,463)	(17,144)	(11,466)	(7,722)	(9,955)
Net increase/(decrease) in net assets	$(18,431)	$511,519	$(6,644)	$(5,157)	$(1,688)	$(1,988)
SHARES
Institutional Class
Shares sold	98,009	143,521	6,685	11,023	6,580	8,655
Shares issued due to reinvestment of distributions	1,264	306	500	—	2,130	3,121
Shares reacquired	(98,849)	(66,499)	(10,713)	(20,840)	(10,654)	(7,058)
Shares reacquired through redemption in-kind	(2,414)	—	—	—	—	—
Net increase/(decrease) in shares outstanding	(1,990)	77,328	(3,528)	(9,817)	(1,944)	4,718
Beginning of period	355,998	278,670	31,060	40,877	40,187	35,469
End of period	354,008	355,998	27,532	31,060	38,243	40,187
Administrative Class
Shares sold	3,261	8,927	7,621	7,876	15	104
Shares issued due to reinvestment of distributions	17	—	712	—	4	295
Shares reacquired	(6,498)	(7,194)	(7,734)	(12,061)	(75)	(3,440)
Net increase/(decrease) in shares outstanding	(3,220)	1,733	599	(4,185)	(56)	(3,041)
Beginning of period	14,518	12,785	34,810	38,995	97	3,138
End of period	11,298	14,518	35,409	34,810	41	97
Investor Class
Shares sold	9,887	20,422	993	730	390	550
Shares issued due to reinvestment of distributions	24	—	83	—	86	186
Shares reacquired	(10,172)	(7,834)	(1,698)	(1,329)	(589)	(898)
Net increase/(decrease) in shares outstanding	(261)	12,588	(622)	(599)	(113)	(162)
Beginning of period	33,350	20,762	3,743	4,342	1,741	1,903
End of period	33,089	33,350	3,121	3,743	1,628	1,741

The accompanying notes are an integral part of the Financial Statements.

51

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012

$41,124	$23,865	$16,385	$16,828	$135,511	$139,415
1,959	4,408	1,356	733	7,402	1,068
(41,014)	(175,969)	(21,909)	(17,973)	(251,819)	(259,210)
—	—	—	—	—	—
$2,069	$(147,696)	$(4,168)	$(412)	$(108,906)	$(118,727)

$4,596	$5,942	$1,994	$300	$5,172	$4,470
94	485	27	11	222	5
(1,603)	(24,539)	(352)	(291)	(5,402)	(22,495)
$3,087	$(18,112)	$1,669	$20	$(8)	$(18,020)

$18,555	$3,030	$15,261	$1,880	$3,354	$1,893
160	169	63	33	247	—
(22,418)	(1,930)	(1,991)	(3,065)	(4,647)	(5,902)
$(3,703)	$1,269	$13,333	$(1,152)	$(1,046)	$(4,009)

4,143	3,029	1,062	1,403	5,390	6,704
213	592	106	69	337	56
(4,293)	(22,245)	(1,497)	(1,485)	(9,836)	(12,407)
—	—	—	—	—	—
63	(18,624)	(329)	(13)	(4,109)	(5,647)
16,463	35,087	5,029	5,042	22,092	27,739
16,526	16,463	4,700	5,029	17,983	22,092

477	749	118	24	222	214
10	65	2	—	10	—
(166)	(3,022)	(22)	(24)	(221)	(1,041)
321	(2,208)	98	—	11	(827)
920	3,128	99	99	412	1,239
1,241	920	197	99	423	412

2,049	358	979	158	136	91
18	22	5	3	11	—
(2,264)	(241)	(127)	(257)	(194)	(288)
(197)	139	857	(96)	(47)	(197)
1,288	1,149	244	340	656	853
1,091	1,288	1,101	244	609	656

52

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
Year Ended October 31,	2013	2012	2011	2010	2009
Net asset value beginning of period	$41.44	$38.34	$34.73	$30.30	$24.94
Income from Investment Operations
Net investment income/(loss)	0.16 [a]	0.07 [a]	0.05 [a]	0.08 [a]	0.10 [a]
Net realized and unrealized gains/(losses) on investments	13.28	3.07	3.64	4.44	5.42
Total from investment operations	13.44	3.14	3.69	4.52	5.52
Less Distributions
Dividends from net investment income	(0.17)	(0.04)	(0.08)	(0.09)	(0.16)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.17)	(0.04)	(0.08)	(0.09)	(0.16)
Net asset value end of period	54.71	41.44	38.34	34.73	30.30
Net assets end of period (000s)	$19,366,148	$14,752,873	$10,682,886	$8,961,461	$7,159,390
Ratios and Supplemental Data (%)
Total return	32.55%[b]	8.21%[b]	10.63%[b]	14.93%[b]	22.31%[b]
Ratio of total expenses to average net assets[2]	0.68	0.68	0.68	0.70	0.70
Ratio of net expenses to average net assets	0.65 [a]	0.66 [a]	0.66 [a]	0.68 [a]	0.69 [a]
Ratio of net investment income to average net assets	0.35 [a]	0.20 [a]	0.14 [a]	0.24 [a]	0.40 [a]
Portfolio turnover	48	41	53	68	72

HARBOR MID CAP GROWTH FUND
	Institutional Class
Year Ended October 31,	2013	2012	2011	2010	2009
Net asset value beginning of period	$9.22	$8.46	$7.82	$6.20	$5.63
Income from Investment Operations
Net investment income/(loss)	(0.03)[a]	(0.02)[a]	(0.03)[a]	(0.02)[a]	(0.01)[a]
Net realized and unrealized gains/(losses) on investments	2.76	0.78	0.67	1.64	0.58
Total from investment operations	2.73	0.76	0.64	1.62	0.57
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains[1]	(0.19)	—	—	—	—
Total distributions	(0.19)	—	—	—	—
Net asset value end of period	11.76	9.22	8.46	7.82	6.20
Net assets end of period (000s)	$323,666	$286,490	$345,875	$298,295	$220,402
Ratios and Supplemental Data (%)
Total return	30.13%[b]	8.98%[b]	8.18%[b]	26.13%[b]	10.12%[b]
Ratio of total expenses to average net assets[2]	0.84	0.85	0.86	0.89	0.91
Ratio of net expenses to average net assets	0.84 [a]	0.85 [a]	0.85 [a]	0.87 [a]	0.90 [a]
Ratio of net investment income/(loss) to average net assets	(0.27)[a]	(0.31)[a]	(0.34)[a]	(0.29)[a]	(0.12)[a]
Portfolio turnover	111	123	111	117	177

See page 57 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

53

Administrative Class						Investor Class
2013	2012		2011	2010	2009	2013	2012	2011	2010	2009
$41.12	$38.09		$34.52	$30.13	$24.80	$40.79	$37.83	$34.32	$29.97	$24.63

0.02 [a]	—	*,a,d	(0.03)[a]	0.01 [a]	0.04 [a]	(0.01)[a]	0.02 [a]	(0.09)[a]	(0.01)[a]	— [a]
13.21	3.03		3.60	4.40	5.38	13.07	2.94	3.60	4.36	5.37
13.23	3.03		3.57	4.41	5.42	13.06	2.96	3.51	4.35	5.37

(0.06)	—		—	(0.02)	(0.09)	(0.03)	—	—	—	(0.03)
—	—		—	—	—	—	—	—	—	—
(0.06)	—		—	(0.02)	(0.09)	(0.03)	—	—	—	(0.03)
54.29	41.12		38.09	34.52	30.13	53.82	40.79	37.83	34.32	29.97
$613,413	$597,023		$487,025	$413,057	$310,392	$1,780,774	$1,360,248	$785,328	$862,043	$536,173

32.21%[b]	7.95%[b]		10.34%[b]	14.65%[b]	21.97%[b]	32.04%[b]	7.82%[b]	10.23%[b]	14.51%[b]	21.85%[b]
0.93	0.93		0.93	0.95	0.95	1.05	1.05	1.05	1.07	1.07
0.90 [a]	0.91	[a]	0.91 [a]	0.93 [a]	0.94 [a]	1.02 [a]	1.03 [a]	1.03 [a]	1.05 [a]	1.06 [a]
0.11 [a]	(0.04)[a]		(0.10)[a]	(0.01)[a]	0.14 [a]	(0.03)[a]	(0.18)[a]	(0.22)[a]	(0.14)[a]	0.04 [a]
48	41		53	68	72	48	41	53	68	72

Administrative Class						Investor Class
2013	2012		2011	2010	2009	2013	2012	2011	2010	2009
$9.08	$8.35		$7.74	$6.15	$5.59	$8.96	$8.25	$7.66	$6.09	$5.54

(0.05)[a]	(0.06)[a]		(0.05)[a]	(0.04)[a]	(0.02)[a]	(0.12)[a]	(0.09)[a]	(0.11)[a]	(0.06)[a]	(0.08)[a]
2.70	0.79		0.66	1.63	0.58	2.72	0.80	0.70	1.63	0.63
2.65	0.73		0.61	1.59	0.56	2.60	0.71	0.59	1.57	0.55

—	—		—	—	—	—	—	—	—	—
(0.19)	—		—	—	—	(0.19)	—	—	—	—
(0.19)	—		—	—	—	(0.19)	—	—	—	—
11.54	9.08		8.35	7.74	6.15	11.37	8.96	8.25	7.66	6.09
$408,494	$315,975		$325,525	$287,256	$211,996	$35,501	$33,543	$35,830	$49,035	$42,970

29.70%[b]	8.74%[b]		7.88%[b]	25.85%[b]	10.02%[b]	29.54%[b]	8.61%[b]	7.70%[b]	25.78%[b]	9.93%[b]
1.09	1.10		1.11	1.14	1.16	1.21	1.22	1.23	1.26	1.27
1.09 [a]	1.10	[a]	1.10 [a]	1.12 [a]	1.15 [a]	1.21 [a]	1.22 [a]	1.22 [a]	1.24 [a]	1.26 [a]
(0.52)[a]	(0.55)[a]		(0.59)[a]	(0.54)[a]	(0.39)[a]	(0.63)[a]	(0.68)[a]	(0.69)[a]	(0.66)[a]	(0.47)[a]
111	123		111	117	177	111	123	111	117	177

54

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
Year Ended October 31,	2013	2012	2011	2010	2009
Net asset value beginning of period	$11.81	$12.07	$11.88	$8.86	$8.00
Income from Investment Operations
Net investment income/(loss)	0.03 [a]	(0.02)[a]	(0.04)[a]	(0.05)[a]	(0.03)[a]
Net realized and unrealized gains/(losses) on investments	4.48	0.74	0.65	3.07	1.13
Total from investment operations	4.51	0.72	0.61	3.02	1.10
Less Distributions
Dividends from net investment income	(0.04)	—	—	—	—
Distributions from net realized capital gains[1]	(0.56)	(0.98)	(0.42)	—	(0.24)
Total distributions	(0.60)	(0.98)	(0.42)	—	(0.24)
Net asset value end of period	15.72	11.81	12.07	11.88	8.86
Net assets end of period (000s)	$601,255	$474,417	$428,234	$391,571	$317,168
Ratios and Supplemental Data (%)
Total return	39.90%[b]	6.88%[b]	5.00%[b]	34.09%[b]	14.50%[b]
Ratio of total expenses to average net assets[2]	0.83	0.85	0.85	0.87	0.89
Ratio of net expenses to average net assets	0.83 [a]	0.84 [a]	0.84 [a]	0.85 [a]	0.88 [a]
Ratio of net investment income/(loss) to average net assets	0.22 [a]	(0.16)[a]	(0.32)[a]	(0.45)[a]	(0.46)[a]
Portfolio turnover	73	63	77	82	57

HARBOR LARGE CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2013	2012[c]	2011	2010	2009
Net asset value beginning of period	$8.52	$7.44	$7.19	$6.63	$6.60
Income from Investment Operations
Net investment income/(loss)	0.14 [a]	0.21 [a]	0.12 [a]	0.11 [a]	0.11 [a]
Net realized and unrealized gains/(losses) on investments	2.31	1.06	0.25	0.55	0.07
Total from investment operations	2.45	1.27	0.37	0.66	0.18
Less Distributions
Dividends from net investment income	(0.12)	(0.19)	(0.12)	(0.10)	(0.15)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.12)	(0.19)	(0.12)	(0.10)	(0.15)
Net asset value end of period	10.85	8.52	7.44	7.19	6.63
Net assets end of period (000s)	$179,382	$140,323	$261,032	$304,723	$167,486
Ratios and Supplemental Data (%)
Total return	29.06%[b]	17.41%[b]	5.14%[b]	10.02%[b]	3.01%[b]
Ratio of total expenses to average net assets[2]	0.71	0.72	0.71	0.74	0.77
Ratio of net expenses to average net assets	0.68 [a]	0.68 [a]	0.68 [a]	0.68 [a]	0.71 [a]
Ratio of net investment income to average net assets	1.43 [a]	1.88 [a]	1.63 [a]	1.63 [a]	2.13 [a]
Portfolio turnover	26	125	43	49	54

See page 57 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

55

Administrative Class						Investor Class
2013	2012		2011	2010	2009	2013	2012	2011	2010	2009
$11.46	$11.77		$11.62	$8.68	$7.87	$11.22	$11.57	$11.44	$8.56	$7.77

(7.68)[a,d]	(5.65)[a,d]		(0.06)[a]	(0.07)[a]	(0.06)[a]	(0.06)[a]	(0.11)[a]	(0.15)[a]	(0.11)[a]	(0.09)[a]
12.04	6.32		0.63	3.01	1.11	4.30	0.74	0.70	2.99	1.12
4.36	0.67		0.57	2.94	1.05	4.24	0.63	0.55	2.88	1.03

—	—		—	—	—	—	—	—	—	—
(0.56)	(0.98)		(0.42)	—	(0.24)	(0.56)	(0.98)	(0.42)	—	(0.24)
(0.56)	(0.98)		(0.42)	—	(0.24)	(0.56)	(0.98)	(0.42)	—	(0.24)
15.26	11.46		11.77	11.62	8.68	14.90	11.22	11.57	11.44	8.56
$636	$1,122		$36,936	$35,048	$25,794	$24,249	$19,530	$22,008	$25,841	$20,974

39.72%[b]	6.61%[b]		4.76%[b]	33.87%[b]	14.09%[b]	39.50%[b]	6.37%[b]	4.66%[b]	33.64%[b]	14.01%[b]
1.08	1.10		1.10	1.12	1.14	1.20	1.22	1.22	1.24	1.26
1.08 [a]	1.09	[a]	1.09 [a]	1.10 [a]	1.13 [a]	1.20 [a]	1.21 [a]	1.21 [a]	1.22 [a]	1.25 [a]
0.19 [a]	(0.74)[a]		(0.54)[a]	(0.70)[a]	(0.72)[a]	(0.16)[a]	(0.55)[a]	(0.59)[a]	(0.82)[a]	(0.83)[a]
73	63		77	82	57	73	63	77	82	57

Administrative Class						Investor Class
2013	2012[c]		2011	2010	2009	2013	2012[c]	2011	2010	2009
$8.51	$7.43		$7.19	$6.61	$6.59	$8.59	$7.49	$7.24	$6.67	$6.58

0.16 [a,d]	—	*,a,d	0.11 [a]	0.10 [a]	0.12 [a]	0.09 [a]	0.13 [a]	0.05 [a]	0.09 [a]	0.11 [a]
2.27	1.25		0.23	0.55	0.04	2.34	1.13	0.29	0.55	0.05
2.43	1.25		0.34	0.65	0.16	2.43	1.26	0.34	0.64	0.16

(0.09)	(0.17)		(0.10)	(0.07)	(0.14)	(0.08)	(0.16)	(0.09)	(0.07)	(0.07)
—	—		—	—	—	—	—	—	—	—
(0.09)	(0.17)		(0.10)	(0.07)	(0.14)	(0.08)	(0.16)	(0.09)	(0.07)	(0.07)
10.85	8.51		7.43	7.19	6.61	10.94	8.59	7.49	7.24	6.67
$13,453	$7,823		$23,251	$18,369	$19,142	$11,934	$11,058	$8,603	$26,370	$25,786

28.76%[b]	17.15%[b]		4.74%[b]	9.93%[b]	2.57%[b]	28.52%[b]	17.04%[b]	4.67%[b]	9.65%[b]	2.60%[b]
0.96	0.97		0.96	0.99	1.01	1.08	1.09	1.09	1.11	1.14
0.93 [a]	0.93	[a]	0.93 [a]	0.93 [a]	0.96 [a]	1.05 [a]	1.05 [a]	1.05 [a]	1.07 [a]	1.07 [a]
1.16 [a]	1.59	[a]	1.37 [a]	1.41 [a]	2.37 [a]	1.04 [a]	1.41 [a]	1.27 [a]	1.28 [a]	1.84 [a]
26	125		43	49	54	26	125	43	49	54

56

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MID CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2013	2012		2011		2010		2009
Net asset value beginning of period	$12.64	$11.19		$11.00		$9.07		$7.57
Income from Investment Operations
Net investment income/(loss)	0.28 [a]	0.22	[a]	0.14	[a]	0.14	[a]	0.19 [a]
Net realized and unrealized gains/(losses) on investments	4.86	1.38		0.17		1.93		1.64
Total from investment operations	5.14	1.60		0.31		2.07		1.83
Less Distributions
Dividends from net investment income	(0.28)	(0.15)		(0.12)		(0.14)		(0.33)
Distributions from net realized capital gains[1]	—	—		—		—		—
Total distributions	(0.28)	(0.15)		(0.12)		(0.14)		(0.33)
Net asset value end of period	17.50	12.64		11.19		11.00		9.07
Net assets end of period (000s)	$82,231	$63,551		$56,428		$48,659		$41,250
Ratios and Supplemental Data (%)
Total return	41.48%[b]	14.50%[b]		2.81%[b]		23.08%[b]		25.53%[b]
Ratio of total expenses to average net assets[2]	0.93	0.99		1.08		1.05		1.14
Ratio of net expenses to average net assets	0.93 [a]	0.95	[a]	0.95	[a]	0.95	[a]	0.98 [a]
Ratio of net investment income to average net assets	1.87 [a]	1.79	[a]	1.21	[a]	1.33	[a]	2.02 [a]
Portfolio turnover	18	37		32		28		46

HARBOR SMALL CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2013	2012		2011		2010		2009
Net asset value beginning of period	$21.41	$19.59		$17.85		$14.88		$13.84
Income from Investment Operations
Net investment income/(loss)	0.13 [a]	0.23	[a]	0.08	[a]	0.07	[a]	0.08 [a]
Net realized and unrealized gains/(losses) on investments	7.84	1.64		1.74		2.97		1.05
Total from investment operations	7.97	1.87		1.82		3.04		1.13
Less Distributions
Dividends from net investment income	(0.22)	(0.05)		(0.08)		(0.07)		(0.05)
Distributions from net realized capital gains[1]	(0.27)	—		—		—		(0.04)
Total distributions	(0.49)	(0.05)		(0.08)		(0.07)		(0.09)
Net asset value end of period	28.89	21.41		19.59		17.85		14.88
Net assets end of period (000s)	$519,607	$473,100		$543,488		$611,885		$587,985
Ratios and Supplemental Data (%)
Total return	37.91%[b]	9.60%[b]		10.17%[b]		20.50%[b]		8.28%[b]
Ratio of total expenses to average net assets[2]	0.84	0.86		0.86		0.88		0.88
Ratio of net expenses to average net assets	0.84 [a]	0.85	[a]	0.84	[a]	0.85	[a]	0.87 [a]
Ratio of net investment income/(loss) to average net assets	0.45 [a]	0.97	[a]	0.31	[a]	0.39	[a]	0.50 [a]
Portfolio turnover	22	14		12		12		18

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements.)

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Effective May 25, 2012, Harbor Large Cap Value Fund appointed Aristotle Capital Management, LLC as its Subadviser.

d	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the Financial Statements.

57

Administrative Class								Investor Class
2013	2012		2011		2010		2009	2013	2012		2011		2010	2009
$12.74	$11.28		$11.10		$9.04		$7.54	$12.63	$11.17		$10.99		$9.07	$7.55

0.23 [a]	0.18	[a]	0.12	[a]	0.35	[a]	(0.14)[a,d]	0.13 [a]	0.20	[a]	0.11	[a]	0.07 [a]	0.13 [a]
4.92	1.40		0.17		1.71		1.95	4.96	1.35		0.16		1.96	1.67
5.15	1.58		0.29		2.06		1.81	5.09	1.55		0.27		2.03	1.80

(0.25)	(0.12)		(0.11)		—		(0.31)	(0.23)	(0.09)		(0.09)		(0.11)	(0.28)
—	—		—		—		—	—	—		—		—	—
(0.25)	(0.12)		(0.11)		—		(0.31)	(0.23)	(0.09)		(0.09)		(0.11)	(0.28)
17.64	12.74		11.28		11.10		9.04	17.49	12.63		11.17		10.99	9.07
$3,479	$1,274		$1,114		$940		$64	$19,260	$3,087		$3,794		$4,493	$2,326

41.17%[b]	14.17%[b]		2.61%[b]		22.79%[b]		25.26%[b]	40.99%[b]	14.06%[b]		2.45%[b]		22.60%[b]	25.02%[b]
1.19	1.24		1.33		1.30		1.36	1.31	1.36		1.45		1.42	1.51
1.18 [a]	1.20	[a]	1.20	[a]	1.20	[a]	1.23 [a]	1.30 [a]	1.32	[a]	1.32	[a]	1.32 [a]	1.35 [a]
1.58 [a]	1.53	[a]	0.95	[a]	0.83	[a]	2.01 [a]	1.21 [a]	1.43	[a]	0.83	[a]	0.93 [a]	1.68 [a]
18	37		32		28		46	18	37		32		28	46

Administrative Class								Investor Class
2013	2012		2011		2010		2009	2013	2012		2011		2010	2009
$21.34	$19.52		$17.79		$14.82		$13.77	$21.08	$19.31		$17.60		$14.67	$13.64

0.01 [a]	0.20	[a]	0.02	[a]	(0.03)[a]		0.02 [a]	(0.09)[a]	(0.19)[a,d]		(0.72)[a,d]		(0.06)[a]	(0.05)[a,d]
7.87	1.62		1.73		3.03		1.08	7.86	1.96		2.43		3.01	1.12
7.88	1.82		1.75		3.00		1.10	7.77	1.77		1.71		2.95	1.07

(0.15)	—	*	(0.02)		(0.03)		(0.01)	(0.13)	—		—	*	(0.02)	—
(0.27)	—		—		—		(0.04)	(0.27)	—		—		—	(0.04)
(0.42)	—	*	(0.02)		(0.03)		(0.05)	(0.40)	—		—	*	(0.02)	(0.04)
28.80	21.34		19.52		17.79		14.82	28.45	21.08		19.31		17.60	14.67
$12,171	$8,786		$24,180		$20,185		$30,584	$17,330	$13,820		$16,461		$41,740	$41,435

37.54%[b]	9.35%[b]		9.84%[b]		20.29%[b]		8.00%[b]	37.41%[b]	9.17%[b]		9.74%[b]		20.10%[b]	7.86%[b]
1.09	1.10		1.11		1.13		1.13	1.21	1.23		1.23		1.25	1.25
1.09 [a]	1.10	[a]	1.09	[a]	1.10	[a]	1.12 [a]	1.21 [a]	1.22	[a]	1.21	[a]	1.22 [a]	1.24 [a]
0.20 [a]	1.10	[a]	0.06	[a]	0.12	[a]	0.23 [a]	0.07 [a]	0.63	[a]	(0.06)[a]		0.02 [a]	0.12 [a]
22	14		12		12		18	22	14		12		12	18

58

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2013

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value

59

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets of exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs,

60

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, Harbor Mid Cap Growth Fund purchased option contracts to manage its exposure to equity prices. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a

61

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, each Fund (except Harbor Small Cap Value Fund) used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

62

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2010–2012), including all positions expected to be taken upon filing the 2013 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

New Accounting Pronouncement

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, clarified ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements, or (2) subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. Management is currently evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

63

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2013 are as follows:

	Purchases	Sales
GROWTH FUNDS
Harbor Capital Appreciation Fund	$9,055,349	$9,241,270	*
Harbor Mid Cap Growth Fund	766,641	829,074
Harbor Small Cap Growth Fund	411,860	466,793
VALUE FUNDS
Harbor Large Cap Value Fund	$47,070	$49,543
Harbor Mid Cap Value Fund	24,347	14,656
Harbor Small Cap Value Fund	114,765	240,200

*	Sales for this Fund include $106,127 in connection with an in-kind redemption of the Fund’s capital shares.

Redemption In-Kind Transaction

For the year ended October 31, 2013, Harbor Capital Appreciation Fund realized gains of $44,338 upon the disposition of portfolio securities in connection with an in-kind redemption of Fund shares.

Securities Lending

Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the year, Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the fair value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Prime Portfolio will maintain a stable net asset value and the Fund is subject to the risk of loss on the cash collateral invested. This collateral is recognized as a liability in the Statement of Assets and Liabilities. During the term of the loan, the Fund will continue to receive any interest or dividends, or amounts equivalent thereto, on the loaned securities, in addition to receiving a fee from the borrower or earning interest on the investment of the cash collateral. The Fund may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Net securities lending income is disclosed as such in the Statement of Operations. Securities loans may be terminated at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. Should the borrower of the securities fail financially, the Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the fair value of the collateral falls below the fair value of the securities on loan at the time of default by the borrower. The fair value at October 31, 2013 of securities loaned and related collateral for Harbor Capital Appreciation Fund was $280,919 and $294,263, respectively. As of October 31, 2013, Harbor Large Cap Value Fund had no securities out on loan.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Effective July 1, 2013, Harbor Capital underwent a change in control when Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) sold 90% plus one share of the outstanding shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

64

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Actual Rate
GROWTH FUNDS
Harbor Capital Appreciation Fund	0.60%[a]	0.58%
Harbor Mid Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
VALUE FUNDS
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75

a	The Adviser has contractually agreed to reduce the management fee to 0.58% on assets between $5 billion and $10 billion and 0.57% on assets over $10 billion through February 28, 2014.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Large Cap Value Fund and Harbor Mid Cap Value Fund limiting the total expenses for Harbor Large Cap Value Fund to 0.68%, 0.93% and 1.05% for the Institutional Class, Administrative Class, and Investor Class, respectively, and Harbor Mid Cap Value Fund to 0.95%, 1.20%, and 1.32% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2014. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent section below.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

65

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2013. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2013, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	27,127	2	4	27,133	0.0%
Harbor Mid Cap Growth Fund	63,518	5	10	63,533	0.1
Harbor Small Cap Growth Fund	29,810	4	8	29,822	0.1
VALUE FUNDS
Harbor Large Cap Value Fund	66,855	4	9	66,868	0.4%
Harbor Mid Cap Value Fund	38,213	3	6	38,222	0.6
Harbor Small Cap Value Fund	16,543	2	3	16,548	0.1

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $359 for the year ended October 31, 2013.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

66

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of net investment losses, distributions from investments in real estate investment trust securities, use of equalization and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2013 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
GROWTH FUNDS
Harbor Capital Appreciation Fund	$(2,532)	$(68,254)	$70,786
Harbor Mid Cap Growth Fund	4,947	(10,275)	5,328
Harbor Small Cap Growth Fund	357	(3,075)	2,718
VALUE FUNDS
Harbor Large Cap Value Fund	$(5)	$5	$—
Harbor Mid Cap Value Fund	(47)	47	—
Harbor Small Cap Value Fund	(676)	(8,360)	9,036

The tax composition of each Fund’s distributions is as follows:

	As of October 31, 2013			As of October 31, 2012
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	$61,697	$—	$61,697	$12,694	$—	$12,694
Harbor Mid Cap Growth Fund	—	13,001	$13,001	—	—	—
Harbor Small Cap Growth Fund	1,530	24,732	$26,262	—	39,200	39,200
VALUE FUNDS
Harbor Large Cap Value Fund	$2,230	$—	$2,230	$5,280	$—	$5,280
Harbor Mid Cap Value Fund	1,447	—	$1,447	778	—	778
Harbor Small Cap Value Fund	4,851	6,127	$10,978	1,484	—	1,484

As of October 31, 2013, the components of each Fund’s distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$12,464	$685,768	$7,517,230
Harbor Mid Cap Growth Fund	44,307	76,615	127,023
Harbor Small Cap Growth Fund	16,087	67,229	161,519
VALUE FUNDS
Harbor Large Cap Value Fund	$1,000	$—	$50,989
Harbor Mid Cap Value Fund	903	—	24,158
Harbor Small Cap Value Fund	7,454	76,381	219,648

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the taxation of regulated investment companies, including the treatment of capital loss carryforwards. Under the Act, for taxable years subsequent to December 22, 2010, each Fund will be permitted to carry forward capital losses incurred in such taxable years for an unlimited period. However, any losses incurred during such taxable years will be required to be utilized prior to the losses incurred in taxable years prior to the Act, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses, as opposed to previous regulation, which permitted all capital loss carryforwards to be considered short-term.

67

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

At October 31, 2013, the Funds in the following table had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2017	2018	Total
VALUE FUNDS
Harbor Large Cap Value Fund	$—	$3,091	$3,091
Harbor Mid Cap Value Fund	3,860	—	3,860

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2013 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$14,491,941	$7,537,943	$(20,709)	$7,517,234
Harbor Mid Cap Growth Fund	645,679	144,676	(17,653)	127,023
Harbor Small Cap Growth Fund	463,573	169,752	(8,231)	161,521
VALUE FUNDS
Harbor Large Cap Value Fund*	$153,616	$52,091	$(1,102)	$50,989
Harbor Mid Cap Value Fund*	79,891	27,454	(3,295)	24,159
Harbor Small Cap Value Fund	334,785	228,763	(9,115)	219,648

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative type in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments as of the year ended October 31, 2013, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At October 31, 2013, the fair values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR MID CAP GROWTH FUND
Statement of Assets and Liabilities Caption	Equity Contracts
Assets
Investment at value (rights/warrants)	$32

68

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives by primary risk exposure for the year ended October 31, 2013, were:

HARBOR MID CAP GROWTH FUND
Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts
Investments (rights/warrants)	$29

NOTE 7—LEGAL PROCEEDINGS

Tribune Company

Harbor Mid Cap Value Fund has been named as a defendant and as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiffs have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.

All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. On September 30, 2013, the plaintiffs filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court ordered the parties in the FitzSimons action to meet and confer regarding a potential protocol for the briefing and argument of motions to dismiss to be filed in that action.

None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

Lyondell Chemical Company

In October 2011, Harbor Capital received subpoenas in connection with two cases: Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1 (In re Lyondell Co.), No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”) and Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”). Both cases are related to the bankruptcy of Lyondell Chemical Company (“Lyondell”), shares of which were previously owned by Harbor Mid Cap Value Fund.

Similar to the claims made in the Tribune matter, the Creditor Trust action and Litigation Trust action seek to have set aside and recovered as fraudulent transfers from former Lyondell shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007.

Lyondell filed for bankruptcy in 2008. The Litigation Trust action names a class of defendants of all persons or entities that received proceeds from the Lyondell merger transaction, and the Creditor Trust action names hundreds of anonymously

69

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—LEGAL PROCEEDINGS—Continued

identified defendants. Because Harbor Mid Cap Value Fund was a beneficial owner of Lyondell stock and received proceeds from the Lyondell merger transaction, it is possible that Harbor Mid Cap Value Fund will be identified as a defendant or is already captured within the definition of the putative class in the Litigation Trust action. It may also be one of the anonymously identified defendants in the Creditor Trust action.

Motions to dismiss are currently pending in the Creditor Trust action and the Litigation Trust action.

On December 19, 2011, the Trustee of the LB Creditor Trust filed a complaint in Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”). This action arises out of the same facts and circumstances alleged in the Creditor Trust and Litigation Trust actions, and names a defendant class of “all persons or entities who, directly, or indirectly through one or more mediate transferors, received Shareholder Payments.” The class excludes the named defendants in the Creditor Trust action and certain other entities. Although this action does not name any Harbor entities as defendants, it is possible that Harbor Mid Cap Value Fund will be identified as a defendant or is already captured within the definition of the putative class because Harbor Mid Cap Value Fund was a beneficial owner of Lyondell stock and received proceeds from the Lyondell merger transaction. On April 25, 2012, the Reichman action was removed from New York state court to the United States District Court for the Southern District of New York. The following day the case was referred to the United States Bankruptcy Court for the Southern District of New York.

None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund received approximately $1,439 in cash proceeds from the cash out merger. Harbor Mid Cap Value Fund’s cost basis in the shares of Lyondell was approximately $931. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

NOTE 8—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

70

Harbor Domestic Equity Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund (six of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund of the Harbor Funds at October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 19, 2013

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Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2013 through October 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2013)	Ending Account Value (October 31, 2013)
Harbor Capital Appreciation Fund
Institutional Class	0.65%
Actual		$3.57	$1,000	$1,175.80
Hypothetical (5% return)		3.31	1,000	1,021.85
Administrative Class	0.90%
Actual		$4.94	$1,000	$1,174.10
Hypothetical (5% return)		4.58	1,000	1,020.55
Investor Class	1.02%
Actual		$5.59	$1,000	$1,173.30
Hypothetical (5% return)		5.19	1,000	1,019.93
Harbor Mid Cap Growth Fund
Institutional Class	0.84%
Actual		$4.52	$1,000	$1,137.30
Hypothetical (5% return)		4.28	1,000	1,020.86
Administrative Class	1.09%
Actual		$5.86	$1,000	$1,135.80
Hypothetical (5% return)		5.55	1,000	1,019.57
Investor Class	1.21%
Actual		$6.51	$1,000	$1,134.70
Hypothetical (5% return)		6.16	1,000	1,018.95

72

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2013)	Ending Account Value (October 31, 2013)
Harbor Small Cap Growth Fund
Institutional Class	0.83%
Actual		$4.55	$1,000	$1,178.40
Hypothetical (5% return)		4.23	1,000	1,020.92
Administrative Class	1.08%
Actual		$5.92	$1,000	$1,177.50
Hypothetical (5% return)		5.50	1,000	1,019.62
Investor Class	1.20%
Actual		$6.58	$1,000	$1,176.00
Hypothetical (5% return)		6.11	1,000	1,019.00
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.61	$1,000	$1,103.10
Hypothetical (5% return)		3.47	1,000	1,021.69
Administrative Class	0.93%
Actual		$4.93	$1,000	$1,103.00
Hypothetical (5% return)		4.74	1,000	1,020.40
Investor Class	1.05%
Actual		$5.56	$1,000	$1,102.30
Hypothetical (5% return)		5.35	1,000	1,019.78
Harbor Mid Cap Value Fund
Institutional Class	0.93%
Actual		$5.07	$1,000	$1,163.60
Hypothetical (5% return)		4.74	1,000	1,020.40
Administrative Class	1.18%
Actual		$6.43	$1,000	$1,162.10
Hypothetical (5% return)		6.01	1,000	1,019.11
Investor Class	1.30%
Actual		$7.08	$1,000	$1,161.40
Hypothetical (5% return)		6.61	1,000	1,018.49
Harbor Small Cap Value Fund
Institutional Class	0.84%
Actual		$4.53	$1,000	$1,143.30
Hypothetical (5% return)		4.28	1,000	1,020.86
Administrative Class	1.09%
Actual		$5.88	$1,000	$1,142.00
Hypothetical (5% return)		5.55	1,000	1,019.57
Investor Class	1.21%
Actual		$6.53	$1,000	$1,141.70
Hypothetical (5% return)		6.16	1,000	1,018.95
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Harbor Domestic Equity Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Percentage of Distribution
GROWTH FUNDS
Harbor Capital Appreciation Fund	100%
Harbor Small Cap Growth Fund	100
VALUE FUNDS
Harbor Large Cap Value Fund	100%
Harbor Mid Cap Value Fund	100
Harbor Small Cap Value Fund	100

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2013:

Amount (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$24,462
Harbor Mid Cap Growth Fund	16,378
Harbor Small Cap Growth Fund	26,886
VALUE FUNDS
Harbor Small Cap Value Fund	$14,231

For the fiscal year ended October 31, 2013, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2013 will receive a Form 1099-DIV in January 2014 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

74

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 31, 2013)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (69) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (62) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (74) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (66) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002); and Director of Tower Development Corporation (cell tower developer) (2009-present).	29	Director of FiberTower Corperation (2002-2011).

Rodger F. Smith (72) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Trustee of Greenwich Associates 401(k) Savings & Retirement Plan (1980-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (67)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
TRUSTEE EMERITUS**
Howard P. Colhoun (78) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	29	None

75

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (44) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (42) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; and Chief Financial Officer (2007-Present), Harbor Services Group, Inc.

Erik D. Ojala (38) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (since 2010), Harbor Capital Advisors, Inc.

Brian L. Collins (45) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (61) Assistant Secretary	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; and Senior Vice President (2011-Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.

Shanna J. Palmersheim (36) Assistant Secretary	Since 2013	Vice President, Senior Counsel and Senior Compliance Manager (2011-Present), Harbor Capital Advisors, Inc., Vice President and Corporate Attorney (2008-2011), The Northern Trust Company; Assistant Secretary (2011), NT Alpha Strategies Fund/NT Equity Long-Short Strategies Fund (mutual funds); Assistant Secretary (2010-2011) Harding, Loevner Funds, Inc. (mutual funds); Assistant Secretary (2008-2011), Northern Funds/Northern Institutional Funds (mutual funds).

John M. Paral (45) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

76

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

77

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI ACWI Ex USA (ND) Index—(All Country World Ex. U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

78

Glossary—Continued

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

79

Glossary—Continued

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

80

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

81

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Shanna J. Palmersheim

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.AR.DE.1013

Annual Report

October 31, 2013

International & Global Funds

	Institutional Class	Administrative Class	Investor Class

International Equity

Harbor International Fund	HAINX	HRINX	HIINX

Harbor International Growth Fund	HAIGX	HRIGX	HIIGX

Global Equity

Harbor Global Value Fund	HAGVX	HRGVX	HIGVX

Harbor Global Growth Fund	HGGAX	HRGAX	HGGIX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds

ANNUAL REPORT OVERVIEW

The fiscal year ended October 31, 2013. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost.

	Total Return Year Ended October 31, 2013
	Institutional Class	Administrative Class	Investor Class
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	22.19%	21.87%	21.76%
Harbor International Growth Fund	19.09	18.89	18.60
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	33.30%	32.91%	32.99%
Harbor Global Growth Fund	36.24	35.89	35.76

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2013
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	26.88%
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth (ND)); international equity	25.96
Morgan Stanley Capital International World (MSCI World (ND)); global equity	25.77
Morgan Stanley Capital International All Country World (MSCI AC World); global equity	23.29
Morgan Stanley Capital International All Country World Ex. USA (MSCI ACWI Ex USA (ND)); global equity	20.29
Morgan Stanley Capital International Emerging Markets (MSCI EM); global equity	6.53

	EXPENSE RATIOS[1]					Morningstar Average [2] (Unaudited)
	2009	2010	2011	2012	2013
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.83%	0.79%	0.77%	0.77%	0.74%	1.01%
Administrative Class	1.09	1.04	1.02	1.02	0.99	1.31
Investor Class	1.20	1.16	1.14	1.14	1.11	1.40
Harbor International Growth Fund
Institutional Class	0.91%	0.87%	0.86%	0.87%	0.89%	1.09%
Administrative Class	1.16	1.13	1.11	1.12	1.14	1.44
Investor Class	1.27	1.25	1.23	1.24	1.26	1.48
Harbor Global Value Fund
Institutional Class	1.00%	1.00%	1.00%	0.98%	0.90%	1.03%
Administrative Class	1.25	1.25	1.25	1.21	1.15	1.38
Investor Class	1.37	1.37	1.37	1.33	1.27	1.42
Harbor Global Growth Fund
Institutional Class	1.00%[a]	1.00%	1.00%	0.96%	0.90%	1.01%
Administrative Class	1.25 [a]	1.25	1.25	1.21	1.15	1.33
Investor Class	1.37 [a]	1.37	1.37	1.30	1.27	1.30

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2013 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Annualized for the period March 1, 2009 (inception) through October 31, 2009.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

International equities recorded robust gains in fiscal 2013 against a backdrop of mild inflation, moderate growth and continued monetary easing by many developed country central banks. The MSCI EAFE (ND) Index of stocks in developed international markets moved broadly higher with a return of 26.88%. (All international and global returns are in U.S. dollars.) Emerging markets were not as strong as developed regions, registering a return of less than 7%.

The MSCI World (ND) Index, a measure of global equities including the U.S., returned 25.77%.

The strength of the U.S. dollar versus foreign currencies adversely affected international returns by about 4.2 percentage points and global returns by about 2.0 percentage points.

As the fiscal year progressed, investors showed a willingness to accept greater levels of risk. This was evidenced in part by an increase in investments in equity mutual funds, with more of these investments going to international equity funds than to funds focused on domestic equities.

Harbor International and Global Equity Funds

Harbor International Fund returned 22.19%, although it trailed its benchmark, the MSCI EAFE (ND) Index, by 469 basis points, or 4.69 percentage points. (All Harbor returns noted are for each fund’s Institutional Class shares.) Longer term, Harbor International Fund continued to outperform the index for the latest 5-year and 10-year periods and since its inception in 1987.

Harbor International Growth Fund recorded a return of 19.09%, lagging its benchmark, the MSCI All Country World Ex. U.S. (ND) Index, by 120 basis points.

Harbor’s global equity funds both outperformed their benchmark indices by wide margins. Harbor Global Growth Fund posted a return of 36.24%, beating its MSCI AC World Index benchmark by 1,295 basis points, while Harbor Global Value Fund returned 33.30%, outpacing its MSCI World (ND) Index benchmark by 753 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each international and global equity fund can be found in the pages preceding each fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2013
		Annualized
International & Global	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) (foreign stocks)	26.88%	11.99%	7.71%	9.63%
MSCI World (ND) (global stocks)	25.77	13.34	7.38	9.58
MSCI EM (emerging markets)	6.53	15.39	12.41	N/A

Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	29.29%	16.14%	8.21%	10.82%
S&P 500 (large cap stocks)	27.18	15.17	7.46	10.95
Russell Midcap® (mid cap stocks)	33.79	19.67	10.35	12.32
Russell 2000® (small cap stocks)	36.28	17.04	9.03	9.72
Russell 3000® Growth	29.16	17.65	7.82	9.87
Russell 3000® Value	28.64	14.12	7.88	11.39

Strategic Markets
Dow Jones-UBS Commodity Total ReturnSM	-12.21%	-0.94%	1.51%	N/A

Fixed Income
BofA Merrill Lynch U.S. High-Yield (high-yield bonds)	8.83%	18.03%	8.75%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	-1.08	6.09	4.78	7.82%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.09	0.14	1.69	4.42

Domestic Equity, Strategic Markets, and Fixed Income

The U.S. stock market delivered strong gains in fiscal 2013. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned over 29%, as markets reacted favorably to modest economic growth, continued

2

accommodation from the Federal Reserve, gradually improving economic data and growth in corporate profits. Small cap stocks outpaced large caps while there was little difference in performance between growth and value stocks.

Commodity prices declined, due primarily to slowing demand caused by the modest rate of global economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on commodities, had a return of -12.21%.

U.S. Treasury securities and investment-grade corporate bonds struggled following the indication by the Federal Reserve in May that it would consider reducing its bond-buying program sooner than some investors had expected. Interest rates rose in reaction to the Fed’s signal. In mid-December, the Fed announced that the first reduction in its bond-buying program would begin in January 2014. The broad U.S. taxable, investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned -1.08% in the fiscal year, while inflation-indexed U.S. Treasurys returned -6.39%, as measured by the Barclays U.S. TIPS Index. High-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 8.83%. Money market returns remained barely positive as the Fed continued to hold short-term rates between 0% and 0.25%.

A Long-Term View

The end of the year is a time when many investors evaluate their portfolios, investing goals and risk tolerance. Such evaluations can be very helpful. As noted elsewhere in this letter, Harbor Funds always encourages investors to take a long-term view with all investments.

Following a period like fiscal 2013, in which equity results were generally very strong while returns of many investment-grade bonds were weak or even negative, it can be easy to become overly focused on the short-term results. No one knows with certainty which investments or markets will go up or down in the short-term. A diversified asset allocation consistent with your long-term financial goals and risk tolerance will help investors navigate the ups and downs of the markets over the long-term. Harbor Funds has a range of actively-managed equity, strategic markets, and fixed income funds that can be used in a diversified portfolio to help investors achieve their long-term investment goals.

Thank you for your investment in Harbor Funds.

December 19, 2013

David G. Van Hooser

Chairman

3

Harbor International Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Northern Cross, LLC

125 Summer Street

Suite 1410

Boston, MA 02110

PORTFOLIO MANAGERS

Howard Appleby, CFA

Since 2009

Jean-Francois Ducrest

Since 2009

James LaTorre, CFA

Since 2009

Edward E. Wendell, Jr.

Since 2009

Northern Cross, LLC has subadvised the Fund since 2009.

INVESTMENT GOAL

Long-term total return, principally from growth of capital

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks

Howard Appleby

Jean-Francois Ducrest

James LaTorre

Edward E. Wendell, Jr.

Management’s Discussion of Fund Performance

MARKET REVIEW

Stocks around the world moved higher in fiscal 2013, supported by an ongoing environment of monetary easing, mild inflation, and moderate economic growth.

The MSCI EAFE (ND) Index of stocks in developed overseas markets registered a return of 26.88%, while shares in the United States, as measured by the Wilshire 5000 Total Market Index, returned 29.29%. Value-oriented international shares returned 27.79%, as measured by the MSCI EAFE Value (ND) Index, while the MSCI EAFE Growth (ND) Index returned 25.96%. Shares of emerging markets companies, as measured by the MSCI EM Index, lagged well behind those in developed regions with a return of 6.53%.

All 10 economic sectors in the MSCI EAFE (ND) Index gained ground. Among the strongest performers were stocks in the Consumer Discretionary, Telecommunication Services, Financials, and Industrials sectors, all of which were up by more than 30%. Energy and Materials, with gains of about 10% each, were the weakest sectors in the index. Shares of companies headquartered in Japan returned 34% in aggregate and gave the biggest boost to index returns. Companies based in France, Switzerland, and Germany, also registered gains of more than 30%.

PERFORMANCE

Harbor International Fund returned 22.19% (Institutional Class), 21.87% (Administrative Class), and 21.76% (Investor Class) for fiscal 2013, compared with the 26.88% return of the MSCI EAFE (ND) Index. From a longer-term perspective, the Fund continued to outperform the benchmark since its inception in 1987 and for the 5 years and 10 years ended October 31, 2013.

Every sector in the portfolio registered positive returns, led by Consumer Discretionary, up 55% for the fiscal year, and Financials, up 40%. Stock selection in those two sectors was the biggest contributor to Fund performance relative to the benchmark. Smaller-than-index weightings in Utilities, where the Fund had no exposure, and in Energy, also aided relative performance.

Sector allocations proved to be the biggest detractor from relative performance, including above-benchmark positions in Materials and Consumer Staples and underweight exposures in the Telecommunications, Consumer Discretionary, and Financials sectors. Unfavorable stock selection in Industrials and Materials also weighed on performance relative to the benchmark.

Companies headquartered in France, Japan, Switzerland, and Germany were among the best performing areas of the portfolio, posting returns of 30% or better. Out-of-index exposures in Canada and China, representing less than 3% of the Fund, were the only geographical segments of the portfolio to post negative returns.

Although performance of the Fund’s Japan-based companies closely tracked those in the index, a significantly underweight exposure to Japan—about 9% of the portfolio versus about 20% of the benchmark—proved to be a major detractor from relative performance,

4

Harbor International Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Banco Bilbao Vizcaya Argentaria SA	2.8%
Roche Holding AG	2.7%
AXA SA	2.6%
Lloyds Banking Group plc	2.4%
Anheuser-Busch InBev NV	2.3%
Allianz SE	2.2%
Novartis AG	2.2%
Diageo plc	2.1%
SAP AG	2.1%
Toyota Motor Corp.	2.1%

as shares of Japanese companies were among the strongest performers in the benchmark. This was offset in part by an above-index exposure to France. Unfavorable stock selection, especially in Sweden and the United Kingdom, was partly offset by strong selection in France.

Leading individual contributors in the portfolio included Japanese automaker Toyota, whose shares advanced 69%; German automaker Daimler, up 76%; and Swiss luxury-goods marketer Richemont, up 58%, all in the Consumer Discretionary sector. Important contributors in the Financials sector included French insurance group AXA, up 57%; Lloyds Banking Group in the United Kingdom, up 75%; Italian bank Intesa Sanpaolo, up 66%; and German insurance group Allianz, up 36%. In the Health Care sector, Swiss drug makers Roche, up 44%, and Novaritis, up 29%, also were key drivers of Fund returns. Among the biggest detractors from performance were Materials holdings Potash Corporation and Anglo American, along with Energy holdings PetroChina and Petrobras, all of which registered double-digit declines. Petrobras, the Brazilian oil and gas company, was eliminated from the portfolio.

OUTLOOK AND STRATEGY

As of October 31, the Fund’s biggest overweights relative to the MSCI EAFE (ND) Index were in Consumer Staples, Industrials, and Materials, while the biggest underweights were in Telecommunication Services and Utilities, two areas where the Fund had no exposure, and in Energy. From a country-level perspective, the portfolio’s biggest overweights relative to the benchmark were in France and Switzerland, while the biggest underweights were in Japan, the United Kingdom, and Australia.

Although economic policy initiatives have provided a near-term boost to Japan’s economy and stock market, we remain skeptical about its longer-term prospects. Some of the country’s leading exporters have benefited from the devaluation of the yen but their strategies are focused on growing production overseas, as they see their home market shrinking in the years ahead.

Growth figures of better than 7% indicate that China, the leading driver of global demand for raw materials, in our view, is still on track for solid economic growth. We have concentrated the portfolio toward copper and away from iron ore, as we believe that demand for major appliances, autos, and other products with high copper use will outpace infrastructure spending. We also see demand for luxury goods continuing to grow in China and elsewhere and have added to our exposure in that area with an investment in LVMH, the French luxury goods company.

Looking ahead, we believe that U.S. growth looks solid and even countries like Greece are showing signs of modest growth from a very low base. Consequently, we are optimistic on overall prospects for world equity markets. We believe that branded goods should benefit from an increased standard of living across the globe as a large portion of the population moves out of absolute poverty in the coming years. In addition, we believe that shares of strong-earning and dividend-paying companies will be in demand to fund retirement programs for the Baby Boomers.

This report contains the current opinions of Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor International Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011

Cusip	411511306

Ticker	HAINX

Inception Date	12/29/1987

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$39,828,959

ADMINISTRATIVE CLASS

Fund #	2211

Cusip	411511652

Ticker	HRINX

Inception Date	11/01/2002

Net Expense Ratio	0.99%[a]

Total Net Assets (000s)	$2,896,387

INVESTOR CLASS

Fund #	2411

Cusip	411511645

Ticker	HIINX

Inception Date	11/01/2002

Net Expense Ratio	1.11%[a]

Total Net Assets (000s)	$5,279,866

a	Reflects a contractual fee waiver in effect through February 28, 2014.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	21	26

Weighted Average Market Cap (MM)	$70,971	$65,982

Price/Earning Ratio (P/E)	19.2x	19.0x

Price/Book Ratio (P/B)	2.3x	2.1x

Beta vs. MSCI EAFE (ND) Index	1.00	1.00

Portfolio Turnover (Year Ended 10/31/2013)	10%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION ALLOCATION (% of investments)

(Excludes cash and short-term investments)

6

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor International Fund
Institutional Class	22.19%	13.68%	10.64%	12/29/1987	$137,488
Comparative Index
MSCI EAFE (ND)	26.88%	11.99%	7.71%	—	$105,115

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor International Fund
Administrative Class	21.87%	13.39%	10.37%	11/01/2002	$26,824
Investor Class	21.76%	13.26%	10.22%	11/01/2002	$26,457
Comparative Index
MSCI EAFE (ND)	26.88%	11.99%	7.71%	—	$21,023

As stated in the Fund’s current prospectus, the expense ratios were 0.77% (Net) and 0.78% (Gross) (Institutional Class); 1.02% (Net) and 1.03% (Gross) (Administrative Class); and 1.14% (Net) and 1.15% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

7

Harbor International Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 2.9%)

COMMON STOCKS—95.9%

Shares		Value (000s)
AEROSPACE & DEFENSE—2.0%
52,438,006	Rolls-Royce Holdings plc (UK)*	$966,065

AUTOMOBILES—3.9%
10,508,368	Daimler AG (GER)	860,370
15,750,200	Toyota Motor Corp. (JP)	1,021,214

		1,881,584

BEVERAGES—7.6%
10,526,351	Anheuser-Busch InBev NV (BEL)	1,091,199
32,161,566	Diageo plc (UK)	1,025,229
10,734,208	Heineken NV (NET)	739,664
6,745,772	Pernod Ricard SA (FR)[1]	810,225

		3,666,317

BUILDING PRODUCTS—1.5%
13,478,692	Compagnie de Saint-Gobain (FR)	707,497

CAPITAL MARKETS—1.6%
38,663,315	UBS AG (SWS)*	747,789

CHEMICALS—4.8%
2,330,219	Air Liquide SA (FR)	316,709
4,801,614	Linde AG (GER)	911,469
12,827,642	Potash Corp. of Saskatchewan Inc. (CAN)	398,835
1,664,500	Syngenta AG (SWS)	671,820

		2,298,833

COMMON STOCKS—Continued

Shares		Value (000s)
COMMERCIAL BANKS—12.0%
114,735,632	Banco Bilbao Vizcaya Argentaria SA (SP)	$1,340,906
75,704,335	Banco Santander SA (SP)	671,139
15,568,555	DBS Group Holdings Ltd. (SGP)	209,887
12,078,975	Erste Group Bank AG (AUT)	424,090
375,989,765	Intesa Sanpaolo SpA (IT)	932,783
31,372,005	Itau Unibanco Holding SA ADR (BR)[2]	483,443
943,794,318	Lloyds Banking Group plc (UK)*	1,167,281
31,293,891	United Overseas Bank Ltd. (SGP)	524,066

		5,753,595

CONSTRUCTION MATERIALS—2.8%
28,049,304	CRH plc (IE)	684,005
8,823,981	Holcim Ltd. (SWS)*	656,323

		1,340,328

DIVERSIFIED FINANCIAL SERVICES—1.4%
20,602,145	Investor AB (SW)	660,550

ELECTRICAL EQUIPMENT—4.5%
25,109,683	ABB Ltd. (SWS)*	639,733
9,164,331	Legrand SA (FR)	519,394
11,925,199	Schneider Electric SA (FR)	1,003,478

		2,162,605

FOOD PRODUCTS—3.3%
9,934,912	Danone (FR)	735,821
11,790,409	Nestle SA (SWS)	851,078

		1,586,899

HEALTH CARE EQUIPMENT & SUPPLIES—1.0%
4,301,430	Essilor International SA (FR)	460,964

HEALTH CARE PROVIDERS & SERVICES—1.4%
4,366,990	Fresenius Medical Care AG & Co. KGaA (GER)	288,598
2,795,256	Fresenius SE & Co. KGaA (GER)	362,862

		651,460

HOTELS, RESTAURANTS & LEISURE—1.9%
11,028,426	Accor SA (FR)	492,925
130,380,700	Genting Bhd (MAL)	432,867

		925,792

HOUSEHOLD PRODUCTS—0.9%
5,365,622	Reckitt Benckiser Group plc (UK)	417,226

INDUSTRIAL CONGLOMERATES—0.8%
125,299,947	Sime Darby Berhad (MAL)	378,463

INSURANCE—4.8%
6,365,290	Allianz SE (GER)	1,068,747
50,254,088	AXA SA (FR)	1,252,102

		2,320,849

MACHINERY—8.1%
31,731,795	Atlas Copco AB (SW)	879,196
5,744,500	FANUC Corp. (JP)	921,462
12,776,500	Komatsu Ltd. (JP)	280,321
32,520,780	Sandvik AB (SW)	439,422
3,198,500	SMC Corp. (JP)	744,669
49,961,776	Volvo AB (SW)	641,255

		3,906,325

MEDIA—2.3%
9,843,600	Dentsu Inc. (JP)	371,913
8,446,271	JC Decaux SA (FR)	338,528
19,857,002	Pearson plc (UK)	415,309

		1,125,750

8

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
METALS & MINING—4.2%
9,108,123	Anglo American plc (UK)	$216,560
8,698,308	Anglo American plc ADR (UK)[2]	103,249
11,093,119	Barrick Gold Corp. (US)	215,095
25,242,618	Freeport-McMoRan Copper & Gold Inc. (US)	927,919
104,866,949	Glencore Xstrata plc (UK)*	570,709

		2,033,532

OIL, GAS & CONSUMABLE FUELS—3.8%
45,682,648	BG Group plc (UK)	931,911
276,560,000	PetroChina Co. Ltd. (CHN)	314,941
11,882,927	Royal Dutch Shell plc (NET)	395,830
2,649,729	Royal Dutch Shell plc ADR (NET)[2]	176,631

		1,819,313

PERSONAL PRODUCTS—1.6%
4,446,174	L’Oreal SA (FR)	759,170

PHARMACEUTICALS—7.1%
13,517,679	Novartis AG (SWS)	1,049,277
5,717,831	Novo Nordisk AS (DEN)	952,320
4,662,879	Roche Holding AG (SWS)	1,289,451
1,227,137	Sanofi AS (FR)	130,841

		3,421,889

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.6%
2,980,406	Unibail-Rodamco SE (FR)	778,688

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.7%
38,944,000	Cheung Kong Holdings Ltd. (HK)	609,194
47,823,000	Hang Lung Properties Ltd. (HK)	157,487
891,000	Mitsubishi Estate Co. Ltd. (JP)	25,464

		792,145

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.4%
36,546,833	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[2]	672,827

SOFTWARE—2.1%
13,026,470	SAP AG (GER)	1,019,349

TEXTILES, APPAREL & LUXURY GOODS—2.4%
9,166,906	Cie Financiere Richemont SA (SWS)	937,313
1,239,159	LVMH Moet Hennessy Louis Vuitton SA (FR)	237,913

		1,175,226

TOBACCO—3.4%
12,790,100	British American Tobacco plc (UK)	705,658
24,927,000	Japan Tobacco Inc. (JP)	901,951

		1,607,609

TOTAL COMMON STOCKS (Cost $31,385,979)		46,038,639

PREFERRED STOCKS—1.2%

Shares		Value (000s)
AEROSPACE & DEFENSE—0.0%
4,509,668,516	Rolls-Royce Holdings plc (UK)*	$7,231	[y]

COMMERCIAL BANKS—1.2%
37,474,317	Banco Bradesco SA (BR)*	539,890

TOTAL PREFERRED STOCKS (Cost $113,669)		547,121

RIGHTS/WARRANTS—0.0%
(Cost $15,654)
No. of Contracts
COMMERCIAL BANKS—0.0%
75,704,335	Banco Santander SA (SP)* 11/08/2013	16,369

SHORT-TERM INVESTMENTS—3.4%
Principal Amount (000s)
COMMERCIAL PAPER—2.9%
	Exxon Mobil Corp.
$300,000	0.030%–11/04/2013-11/07/2013	300,000
150,000	0.035%–11/08/2013-11/12/2013	150,000
492,644	0.040%–11/07/2013-11/15/2013	492,644
315,577	0.050%–11/01/2013-11/13/2013	315,577
23,740	0.060%–11/01/2013	23,740

		1,281,961

	Toyota Motor Credit
90,000	0.050%–11/06/2013-11/26/2013	90,000

		1,371,961

Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.5%
263,006,250	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.160%)[3]	263,006

TOTAL SHORT-TERM INVESTMENTS (Cost $1,634,967)		1,634,967

TOTAL INVESTMENTS—100.5% (Cost $33,150,269)		48,237,096

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.5)%		(231,884)

TOTAL NET ASSETS—100.0%		$48,005,212

9

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$279,880	$36,166,741	$—	$36,446,621
Latin America	483,443	—	—	483,443
North America	1,541,849	—	—	1,541,849
Pacific Basin	672,827	6,893,899	—	7,566,726
Preferred Stocks
Europe	—	—	7,231	7,231
Latin America	—	539,890	—	539,890
Rights/Warrants
Europe	—	16,369	—	16,369
Short-Term Investments
Commercial Paper	—	1,371,961	—	1,371,961
Investment Company-Securities Lending Investment Fund	—	263,006	—	263,006

Total Investments in Securities	$2,977,999	$45,251,866	$7,231	$48,237,096

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2013.

Valuation Description	Balance Beginning at 11/01/2012 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2013[w] (000s)
Preferred Stocks	$5,230	$7,291	$(5,168)	$—	$—	$(122)	$—	$—	$7,231

Of the Level 2 investments presented above, Preferred Stocks valued at $539,890 were categorized in Level 1 at October 31, 2012. Transfers from Level 1 to Level 2 were the result of a change, in the normal course of business, from the use of quoted prices from an active market (Level 1), due to their unavailability, to the use of an evaluated pricing methodology supplied by a third-party pricing service (Level 2).

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 10/31/2013 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)	$7,231	Market Approach	Pre-Traded Price	£0.001

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	All or a portion of this security was out on loan as of October 31, 2013.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

3	Represents the investment of collateral received from securities lending activities.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2013 (000s)
Preferred Stocks	$(61)

y	Fair valued in accordance with Harbor Funds Valuation Procedures using pre-traded price, which is a Level 3 input.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor International Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Baillie Gifford Overseas Limited

Calton Square 1 Greenside Row Edinburgh, Scotland United Kingdom EH1 3AN

PORTFOLIO MANAGER

Gerard Callahan

Since 2013

Iain Campbell

Since 2013

Joe Faraday, CFA

Since 2013

Paul Faulkner, CFA

Since 2013

Baillie Gifford Overseas Limited has subadvised the Fund since 2013.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential

Gerard Callahan

Iain Campbell

Joe Faraday, CFA

Paul Faulkner, CFA

Management’s Discussion of

Fund Performance

MARKET REVIEW

Global stock markets recorded robust returns for the fiscal year ended October 31, 2013. The MSCI All Country World Ex. U.S. (ND) Index, a measure of equities in all capitalization ranges in 23 developed market countries (excluding the U.S.) returned 20.29%.

The advance was broad based, with 8 of the 10 economic sectors in the index posting double-digit percentage gains. Top-performing sectors included Consumer Discretionary, with a total return of 39%; Health Care, 27%; and Industrials, 27%. The worst-performing sectors were Materials, down 2%, and Energy, up 6%. Among the larger country-level positions in the index, France, Germany, and Japan all registered total returns of more than 30%.

PERFORMANCE

Harbor International Growth Fund returned 19.09% (Institutional Class), 18.89% (Administrative Class), and 18.60% (Investor Class) for fiscal 2013, compared with the 20.29% return of the MSCI All Country World Ex. U.S. (ND) Index.

Baillie Gifford Overseas Limited became subadviser of Harbor International Growth Fund in late May 2013. From May 28 to October 31 the Fund returned 6.1%, around 1.3% less than the MSCI All Country World Ex. U.S. (ND) Index (7.4%).

Sector allocations contributed to Fund performance relative to the Index. An above-benchmark position in the Consumer Discretionary sector, the best-performing area of the Index, helped relative performance, as did an underweight exposure to the Materials sector. These positive factors were offset in part by unfavorable stock selection in Financials and Health Care.

The period saw a welcome contribution from a variety of the Fund’s e-commerce related holdings, ranging from the UK-based ASOS (online fashion apparel retailing) to Kinnevik (Swedish holding company with an interesting collection of underlying e-commerce assets). This also included holdings such as Naspers and Baidu, which we are increasingly confident will offer profitable exposure to the dynamic and fast growing area of Chinese Internet-based retailing. We remain hopeful that these businesses and the e-commerce theme will remain a significant contributor to the long-term growth of the Fund’s assets.

Offsetting these positives, we have not been immune from the recent rout in some, but not all, emerging markets: even modest starting-sized positions in Garanti Bank (Turkey) and Bank Negara (Indonesia) were enough to hinder performance when market sentiment and related currency swings moved quickly against them. Subject to sensible local policy management, common sense lending standards, and structural reforms, we remain confident that targeted investments in these growing economies have the potential to add significantly to the Fund’s performance in the next five years. Unrelated to these macro themes, we also had a negative contribution from the Australian-based Treasury Wine Estates, which revealed it had encountered some costly misjudgments over excessive inventory levels in America. The longer-term potential of this collection of international wine franchises remains highly attractive, but we are questioning the standard of execution on that potential.

11

Harbor International Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Roche Holding AG	2.9%
Investment AB Kinnevik	2.6%
BG Group plc	2.5%
ASOS plc	2.2%
Carlsberg AS	2.1%
Svenska Handelsbanken AB	2.1%
Distribuidora Internacional de Alimentacion SA	2.0%
MS&AD Insurance Group Holdings	2.0%
Rightmove plc	2.0%
Samsung Electronics Co. Ltd.	2.0%

OUTLOOK AND STRATEGY

We believe that companies with superior and sustainable earnings growth outperform in the long term. We are active managers. We believe in being different from the index and that our bottom-up stock selection enables exploitation of inefficiencies. By taking a long-term view (3-5 years) and selecting companies with sustainable earnings growth, we believe we can outperform in an environment increasingly dominated by short-term perspectives. This strategy underpins all investment performance generated by the Fund. The portfolio is constructed using bottom-up stock picking. Country, region, and sector allocation are a residual of the individual security selection process.

Ours is a growth strategy that aims to add value through active management by making long-term investments in what we believe are well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace. Our style is based on the belief that share prices ultimately follow earnings. While it isn’t always easy, we are unwavering in our belief that we can continue to find companies that fit the above criteria regardless of the wider bouts of pessimism and optimism in the market. Over shorter time periods we may see our style of investing fall out of fashion in the market, but over meaningful time periods of 3-5 years, we believe we can add value by following our patient approach.

We try to remain alert to any important changes in the prevailing political and economic environment for equity investors but without, for instance, getting drawn in to sometimes futile debates on the short-term timing of monetary policy changes. We are strongly of the view that we are more likely to add value to the portfolio by concentrating on and selecting stocks over a time horizon of years rather than months and, in this regard, a positive environment of steady improvement is presenting us with interesting opportunities to invest in growing international companies at attractive prices.

We remain convinced that the best way to serve investors’ interests is to invest for the long term in a selection of what we believe are high-quality growing companies. International investment allows for a varied selection of such businesses, which can compound earnings and cash flows over many years and hence allow their value to appreciate meaningfully over the next decade and beyond. This may not feature prominently in the columns of the financial press over the coming months, but in our view is important to the long-term wealth of our shareholders. We believe it is a fantastic time to be an investor in a productive asset class such as international equities.

This report contains the current opinions of Baillie Gifford Overseas Limited at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor International Growth Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017

Cusip	411511801

Ticker	HAIGX

Inception Date	11/01/1993

Net Expense Ratio	0.89%[a]

Total Net Assets (000s)	$196,412

ADMINISTRATIVE CLASS

Fund #	2217

Cusip	411511637

Ticker	HRIGX

Inception Date	11/01/2002

Net Expense Ratio	1.14%[a]

Total Net Assets (000s)	$919

INVESTOR CLASS

Fund #	2417

Cusip	411511629

Ticker	HIIGX

Inception Date	11/01/2002

Net Expense Ratio	1.26%[a]

Total Net Assets (000s)	$20,458

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	26	47

Weighted Average Market Cap (MM)	$37,979	$59,667

Price/Earning Ratio (P/E)	23.3x	18.0x

Price/Book Ratio (P/B)	4.5x	2.1x

Beta vs. MSCI All Country World Ex. U.S. (ND) Index	0.94	1.00

Portfolio Turnover (Year Ended 10/31/2013)	166%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION ALLOCATION (% of investments)

(Excludes cash and short-term investments)

a	From March 1, 2013 through May 20, 2013, the net expense ratio was contractually capped at 0.95%, 1.20% and 1.32% for the Institutional, Administrative and Investor Class. Effective May 21, 2013, the net expense ratio for each class was reduced to 0.85%, 1.10% and 1.22%, respectively, until May 20, 2014.

13

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of the MSCI AC World Ex. U.S. (ND) Index and MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor International Growth Fund
Institutional Class	19.09%	11.85%	6.52%	11/01/1993	$94,015
Comparative Index
MSCI AC World Ex. U.S. (ND)[b]	20.29%	12.48%	8.48%	—	$112,821
MSCI EAFE Growth (ND)	25.96%	12.17%	7.67%	—	$104,696

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the MSCI AC World Ex. U.S. (ND) Index and MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor International Growth Fund
Administrative Class	18.89%	11.59%	6.27%	11/01/2002	$18,371
Investor Class	18.60%	11.41%	6.12%	11/01/2002	$18,118
Comparative Index
MSCI AC World Ex. U.S. (ND)[b]	20.29%	12.48%	8.48%	—	$22,564
MSCI EAFE Growth (ND)	25.96%	12.17%	7.67%	—	$20,939

As stated in the Fund’s prospectus effective May 21, 2013, the expense ratios were 0.85% (Net) and 1.00% (Gross) (Institutional Class); 1.10% (Net) and 1.25% (Gross) (Administrative Class); and 1.22% (Net) and 1.37% (Gross) (Investor Class). The net expense ratios are contractually capped until May 20, 2014. Effective March 1, 2013 through May 20, 2013, the expense ratios were contractually capped at 0.95%, 1.20% and 1.32%, respectively. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Effective May 21, 2013, the Fund’s benchmark changed to the MSCI AC World Ex. U.S. (ND) Index from the MSCI EAFE Growth (ND) Index in order to better reflect the new subadviser’s investment strategy and broader range of countries and companies in which the Fund may invest.

14

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 1.8%)

COMMON STOCKS—98.2%

Shares		Value (000s)
AUTOMOBILES—1.0%
12,692	Mahindra & Mahindra Ltd. (IND)	$183
158,682	Mahindra & Mahindra Ltd. GDR (IND)[1]	2,093

		2,276

BEVERAGES—6.7%
99,500	Asahi Group Holdings Ltd. (JP)	2,691
46,499	Carlsberg AS (DEN)	4,644
67,792	Coca-Cola Enterprises Inc. (US)	2,829
374,493	Treasury Wine Estates Ltd. (AUS)	1,663
332,000	Tsingtao Brewery Co. Ltd. (CHN)	2,717

		14,544

BIOTECHNOLOGY—1.0%
221,650	Mesoblast Ltd. (AUS)*	1,381
205,344	Protalix Bio Therapeutics Inc. (US)*	901

		2,282

CAPITAL MARKETS—2.5%
201,526	Hargreaves Lansdown plc (UK)	3,839
84,136	UBS AG (SWS)*	1,627

		5,466

CHEMICALS—1.7%
75,683	Johnson Matthey plc (UK)	$3,642

COMMERCIAL BANKS—9.1%
6,305,000	Bank Negara Indonesia Persero Tbk PT (IDR)	2,688
411,500	BOC Hong Kong Holdings Ltd. (HK)	1,339
104,300	Itau Unibanco Holding SA ADR (BR)[2]	1,607
103,462	Standard Chartered plc (UK)	2,484
103,315	Svenska Handelsbanken AB (SW)	4,673
848,385	Turkiye Garanti Bankasi AS ADR (TUR)[2]	3,460
220,000	United Overseas Bank Ltd. (SGP)	3,684

		19,935

COMMERCIAL SERVICES & SUPPLIES—1.0%
259,006	Brambles Ltd. (AUS)	2,274

DISTRIBUTORS—0.8%
1,198,000	Li & Fung Ltd. (HK)	1,684

DIVERSIFIED FINANCIAL SERVICES—5.7%
32,464	Corp. Financiera Alba SA (SP)	1,792
71,717	Exor SpA (IT)	2,843
150,685	Investment AB Kinnevik (SW)	5,546
71,117	Investor AB (SW)	2,280

		12,461

ELECTRICAL EQUIPMENT—1.9%
31,510	Legrand SA (FR)	1,786
15,909	Schindler Holding AG (SWS)	2,255

		4,041

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.1%
468,061	Hon Hai Precision Industry Co. Ltd. GDR (TW)[1]	2,317

ENERGY EQUIPMENT & SERVICES—1.6%
57,274	AMEC plc (UK)	1,080
183,181	John Wood Group plc (UK)	2,385

		3,465

FOOD & STAPLES RETAILING—5.7%
286,031	Clicks Group Ltd. (S. AFR)	1,784
23,655	Colruyt SA (BEL)	1,320
481,344	Distribuidora Internacional de Alimentacion SA (SP)	4,388
1,290,800	Puregold Price Club Inc. (PHIL)	1,348
666,800	Wal-Mart de Mexico SAB de CV (MEX)	1,733
58,018	Woolworths Ltd. (AUS)	1,913

		12,486

FOOD PRODUCTS—3.0%
51,539	Nestle SA (SWS)	3,720
69,974	Unilever plc (UK)	2,838

		6,558

HEALTH CARE EQUIPMENT & SUPPLIES—4.6%
12,899	BioMerieux (FR)	1,295
73,669	Cochlear Ltd. (AUS)	4,093
45,600	Mindray Medical International Ltd. ADR (CHN)[2]	1,715
88,800	Olympus Corp. (JP)*	2,841

		9,944

HOTELS, RESTAURANTS & LEISURE—3.8%
780,939	Aristocrat Leisure Ltd. (AUS)	3,729
660,000	Cafe de Coral Holdings Ltd. (HK)	2,269
339,214	Mitchells & Butlers plc (UK)*	2,179

		8,177

HOUSEHOLD PRODUCTS—1.3%
9,249	Geberit AG (SWS)*	2,763

15

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
INDUSTRIAL CONGLOMERATES—0.9%
61,000	Jardine Strategic Holdings Ltd. (SGP)	$2,066

INSURANCE—3.0%
168,200	MS&AD Insurance Group Holdings (JP)	4,349
9,093	Samsung Fire & Marine Insurance Co. Ltd. (S. KOR)	2,127

		6,476

INTERNET & CATALOG RETAIL—4.5%
53,683	ASOS plc (UK)*	4,880
159,000	Rakuten Inc. (JP)	2,072
760,928	Trade Me Group Ltd. (NZ)	2,827

		9,779

INTERNET SOFTWARE & SERVICES—1.8%
23,900	Baidu Inc. ADR (CHN)*[2]	3,846

LEISURE EQUIPMENT & PRODUCTS—2.5%
36,900	Sankyo Co. Ltd. (JP)	1,755
42,600	Shimano Inc. (JP)	3,729

		5,484

LIFE SCIENCES TOOLS & SERVICES—1.2%
10,402	Mettler-Toledo International Inc. (US)*	2,574

MACHINERY—9.1%
164,056	Atlas Copco AB (SW)	4,076
268,708	CNH Industrial NV (IT)*	3,178
31,832	Kone OYJ (FIN)	2,806
150,286	Scania AB (SW)	3,012
8,100	SMC Corp. (JP)	1,886
139,800	THK Co. Ltd. (JP)	3,052
50,114	Weir Group plc (UK)	1,810

		19,820

MEDIA—3.7%
38,424	Naspers Ltd. (S. AFR)	3,597
104,400	Rightmove plc (UK)	4,436

		8,033

METALS & MINING—1.6%
80,795	BHP Billiton plc (UK)	2,493
263,003	Kazakhmys plc (UK)	1,107

		3,600

OIL, GAS & CONSUMABLE FUELS—3.4%
270,505	BG Group plc (UK)	5,518
30,978	Total SA (FR)	1,901

		7,419

PERSONAL PRODUCTS—1.1%
73,100	Kao Corp. (JP)	$2,435

PHARMACEUTICALS—3.9%
13,239	Novo Nordisk AS (DEN)	2,205
23,034	Roche Holding AG (SWS)	6,370

		8,575

PROFESSIONAL SERVICES—2.6%
57,251	Intertek Group plc (UK)	3,054
216,936	Seek Ltd. (AUS)	2,665

		5,719

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.7%
457,844	Imagination Technologies Group plc (UK)*	2,039
3,162	Samsung Electronics Co. Ltd. (S. KOR)	4,360
85,600	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[2]	1,576

		7,975

SPECIALTY RETAIL—1.1%
14,808	Inditex SA (SP)	2,432

TEXTILES, APPAREL & LUXURY GOODS—0.9%
17,277	Adidas AG (GER)	1,969

TOBACCO—0.7%
38,978	Imperial Tobacco Group plc (UK)	1,455

TOTAL COMMON STOCKS (Cost $204,179)		213,972

SHORT-TERM INVESTMENTS—1.5%
(Cost $3,220)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$3,220	Repurchase Agreement with State Street Corp. dated October 31, 2013 due November 01, 2013 at 0.000% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $3,289)	3,220

TOTAL INVESTMENTS—99.7% (Cost $207,399)		217,192

CASH AND OTHER ASSETS, LESS LIABILITIES—0.3%		597

TOTAL NET ASSETS—100.0%		$217,789

16

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$5,381	$—	$5,381
Europe	—	117,580	—	117,580
Latin America	3,340	—	—	3,340
Middle East/Central Asia	—	2,276	—	2,276
North America	6,304	—	—	6,304
Pacific Basin	7,137	71,954	—	79,091
Short-Term Investments
Repurchase Agreements	—	3,220	—	3,220

Total Investments in Securities	$16,781	$200,411	$—	$217,192

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2013.

Valuation Description	Balance Beginning at 11/01/2012 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2013[w] (000s)
Preferred Stocks	$50	$—	$(50)	$—	$—	$—	$—	$—	$—

There were no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Global Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Causeway Capital

Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

PORTFOLIO MANAGERS

Sarah H. Ketterer

Since 2012

Harry W. Hartford

Since 2012

James A. Doyle

Since 2012

Jonathan P. Eng

Since 2012

Kevin Durkin

Since 2012

Conor Muldoon

Since 2012

Causeway has subadvised the Fund Since 2012.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis

Sarah H. Ketterer

Harry W. Hartford

James A. Doyle

Jonathan P. Eng

Kevin Durkin

Conor Muldoon

Management’s Discussion of Fund Performance

MARKET REVIEW

Other than a brief pullback in June and again in August, global equities in developed regions ascended virtually unabated during fiscal 2013. Liquidity fueled demand for developed market equities, as monetary authorities in the United States, Japan, and Europe continued to provide substantial quantitative easing. A brief disruption in performance was caused by the introduction of the term “tapering”—a reduction in the pace of the bond-purchasing program by the U.S. Federal Reserve. Markets were spooked briefly, but investors calmed down after the Fed provided further clarity, stating that the timing of any removal of stimulus would be data-dependent and that the rate of unemployment would need to decline further.

Several of the best performing markets (measured in U.S. dollars) in the MSCI World (ND) Index included three of the worst casualties of the 2011/12 European sovereign debt crisis: Greece, Ireland, and Spain, as well as Finland and France. The biggest laggards (albeit each in positive territory) included Israel, Canada, Singapore, Norway, and Hong Kong. The best performing sectors were Consumer Discretionary, Industrials, Health Care, and Financials. The biggest laggards, which also delivered positive returns, were Materials, Utilities, Energy, and Consumer Staples.

PERFORMANCE

Harbor Global Value Fund outperformed its benchmark by a substantial margin for the 12 months ended October 31, 2013. The Fund returned 33.30% (Institutional Class), 32.91% (Administrative Class), and 32.99% (Investor Class), compared to the 25.77% return of the MSCI World (ND) Index benchmark.

Stock selection was the primary driver of the Fund’s outperformance relative to the index. Fund holdings in the Materials, Automobiles & Components, Capital Goods, Telecommunication Services, and Health Care Equipment & Services industries contributed to relative outperformance. Fund holdings in the Energy, Consumer Durables & Apparel, Transportation, Food & Staples Retailing, and Insurance industry groups detracted from relative performance.

The top individual contributor to absolute return was wide-body aircraft manufacturer Boeing (U.S.). Other leading contributors included automobile manufacturers Toyota (Japan) and Daimler (Germany), paints and coatings manufacturer Akzo Nobel (Netherlands), and scientific journal and legal database service provider Reed Elsevier (Netherlands). The top individual detractor was post and parcel delivery company PostNL (Netherlands). Its share price suffered on the announcement that European regulators would block the purchase by UPS of TNT Express, in which PostNL is the largest shareholder, on anti-competitive grounds. Additional notable detractors included energy services companies Technip (France) and Petrofac (United Kingdom), athletic shoe manufacturer and retailer

18

Harbor Global Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Akzo Nobel NV	3.2%
Microsoft Corp.	3.2%
Sanofi AS	3.1%
Novartis AG	3.0%
UnitedHealth Group Inc.	3.0%
Siemens AG	2.9%
Boeing Co.	2.8%
Tesco plc	2.8%
Citigroup Inc.	2.7%
Reed Elsevier NV	2.7%

Yue Yuen (Hong Kong), and insurer AXA (France). The Fund also benefited from currency effects; outperformance resulted from an overweight exposure, relative to the index, to the British pound and the euro, as well as underweight allocations to the Japanese yen, Australian dollar, and U.S. dollar.

Fund exposures to currencies, industries, and countries are largely a byproduct of our bottom-up stock selection process. With that said, the Fund’s weights in the Energy, Telecommunication Services, and Banks industry groups increased the most compared to the beginning of the fiscal year, while weights in the Capital Goods, Consumer Durables & Apparel, and Health Care Equipment & Services industry groups incurred the greatest decreases. From a regional perspective, the most notable weight changes included higher exposure to companies listed in the United Kingdom and Canada. The most significantly reduced country weights included the United States and France.

OUTLOOK AND STRATEGY

At present, we are seeking a balance between stocks with a potential for earnings recovery, typically via restructuring and improved management, and those offering stability. The higher equity markets rise, the more we emphasize stocks that should provide downside protection to the Fund. In the wake of the recent equity bull market, our portfolio managers are attempting to emphasize stability of future returns. This is not an easy task when many of the lower-volatility stocks carry full valuations. Our research team has found several interesting candidates with recovery potential and some prospect of earnings stability. These stocks also offer competitive risk-adjusted estimated returns in our ranking model. We also aim to have large portfolio weights in companies that we believe will enjoy the tailwinds of a favorable industry position.

We are encouraged by the gradual improvement in performance in some of the more controversial of our portfolio holdings such as those in the Energy sector. Commodity-related stocks have disappointed with concerns of slowing Chinese growth, as well as concerns of current account deficits in other major emerging markets such as India and Indonesia. Reflecting this pessimism, Energy stocks have fared poorly relative to buoyant market indices over the past 12 months. We have spent this year positioning the Fund to take advantage of what we believe will be stable energy demand and likely disruptions in crude oil supplies. We have emphasized companies in the Oil & Gas Services area globally, as we believe they should benefit from an ongoing need for more exploration, even in hostile, deep-water environments. As major developed markets regions (U.S., Europe, and Japan) must endure years of public sector deleveraging ahead, we expect monetary policy conditions to remain accommodative, thereby supporting the case for equities.

This report contains the current opinions of Causeway Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Global Value Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2027

Cusip	411511447

Ticker	HAGVX

Inception Date	08/07/2006

Net Expense Ratio	0.90%[a]

Total Net Assets (000s)	$6,764

ADMINISTRATIVE CLASS

Fund #	2227

Cusip	411511454

Ticker	HRGVX

Inception Date	08/07/2006

Net Expense Ratio	1.15%[a]

Total Net Assets (000s)	$564

INVESTOR CLASS

Fund #	2427

Cusip	411511462

Ticker	HIGVX

Inception Date	08/07/2006

Net Expense Ratio	1.27%[a]

Total Net Assets (000s)	$1,139

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	11	27

Weighted Average Market Cap (MM)	$87,325	$87,313

Price/Earning Ratio (P/E)	17.1x	19.9x

Price/Book Ratio (P/B)	2.4x	2.7x

Beta vs. MSCI World (ND) Index	1.27	1.00

Portfolio Turnover (Year Ended 10/31/2013)	54%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION ALLOCATION (% of investments)

(Excludes cash and short-term investments)

a	Reflects a contractual fee waiver and expense cap in effect through February 28, 2014.

20

Harbor Global Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 08/07/2006 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Global Value Fund
Institutional Class	33.30%	12.77%	-0.56%	08/07/2006	$48,006
Comparative Index
MSCI World (ND)	25.77%	13.34%	4.75%	—	$69,975

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 08/07/2006 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Global Value Fund
Administrative Class	32.91%	12.49%	-0.82%	08/07/2006	$9,425
Investor Class	32.99%	12.35%	-0.94%	08/07/2006	$9,339
Comparative Index
MSCI World (ND)	25.77%	13.34%	4.75%	—	$13,995

As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 2.26% (Gross) (Institutional Class); 1.15% (Net) and 2.51% (Gross) (Administrative Class); and 1.27% (Net) and 2.63% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

21

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 1.9%)

COMMON STOCKS—98.1%

Shares		Value (000s)
AEROSPACE & DEFENSE—2.8%
1,800	Boeing Co. (US)	$235

AIRLINES—3.6%
27,961	International Consolidated Airlines Group SA (UK)*	155
6,956	US Airways Group Inc. (US)*	153

		308

AUTOMOBILES—4.0%
2,169	Daimler AG (GER)	178
2,500	Toyota Motor Corp. (JP)	162

		340

CHEMICALS—4.9%
3,703	Akzo Nobel NV (NET)	269
2,600	Shin-Etsu Chemical Co. Ltd. (JP)	147

		416

COMMERCIAL BANKS—7.2%
30,519	Barclays plc (UK)	129
2,116	BNP Paribas SA (FR)	156
16,400	HSBC Holdings plc (UK)	179
3,400	Wells Fargo & Co. (US)	145

		609

DIVERSIFIED CONSUMER SERVICES—2.1%
6,700	Apollo Group Inc. (US)*	179

DIVERSIFIED FINANCIAL SERVICES—6.4%
4,700	Citigroup Inc. (US)	229
2,454	JP Morgan Chase & Co. (US)	126
5,300	NASDAQ OMX Group Inc. (US)	188

		543

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.3%
16,000	Hitachi Ltd. (JP)	112

ENERGY EQUIPMENT & SERVICES—4.2%
2,600	National Oilwell Varco Inc. (US)	211
1,408	Technip SA (FR)	147

		358

FOOD & STAPLES RETAILING—2.8%
40,952	Tesco plc (UK)	239

HEALTH CARE PROVIDERS & SERVICES—3.0%
3,700	UnitedHealth Group Inc. (US)	$252

HOTELS, RESTAURANTS & LEISURE—1.6%
3,800	Carnival Corp. (US)	132

INDUSTRIAL CONGLOMERATES—4.0%
21,000	SembCorp Industries Ltd. (SGP)	90
1,917	Siemens AG (GER)	245

		335

INSURANCE—4.9%
14,581	Aviva plc (UK)	105
400	Fairfax Financial Holdings Ltd. (CAN)	174
5,321	First American Financial Corp. (US)	138

		417

IT SERVICES—2.1%
10,300	Western Union Co. (US)	175

MACHINERY—1.2%
29,000	SembCorp Marine Ltd. (SGP)	105

MEDIA—4.0%
11,492	Reed Elsevier NV (NET)	231
1,500	Walt Disney Co. (US)	103

		334

OIL, GAS & CONSUMABLE FUELS—9.7%
2,000	Anadarko Petroleum Corp. (US)	191
110,000	CNOOC Ltd. (HK)	223
5,200	Imperial Oil Ltd. (CAN)	227
5,517	Royal Dutch Shell plc (UK)	184

		825

PHARMACEUTICALS—8.3%
1,900	Johnson & Johnson (US)	176
3,313	Novartis AG (SWS)	257
2,482	Sanofi AS (FR)	265

		698

PROFESSIONAL SERVICES—1.9%
20,518	Michael Page International plc (UK)	159

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.0%
620	Link REIT (HK)	3

SOFTWARE—5.7%
7,700	Microsoft Corp. (US)	272
6,300	Oracle Corp. (US)	211

		483

TOBACCO—4.5%
4,200	Altria Group Inc. (US)	156
2,438	British American Tobacco plc (UK)	135
1,800	Lorillard Inc. (US)	92

		383

TRANSPORTATION INFRASTRUCTURE—2.0%
47,206	China Merchants Holdings International Co. Ltd. (HK)	167

WIRELESS TELECOMMUNICATION SERVICES—5.9%
3,400	KDDI Corp. (JP)	184
581	SK Telecom Co. Ltd. (S. KOR)	126
52,319	Vodafone Group plc (UK)	192

		502

TOTAL COMMON STOCKS (Cost $6,700)		8,309

22

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—2.3%
(Cost $194)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$194	Repurchase Agreement with State Street Corp. dated October 31, 2013 due November 01, 2013 at 0.000% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $200)	$194

TOTAL INVESTMENTS—100.4% (Cost $6,894)		8,503

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.4)%		(36)

TOTAL NET ASSETS—100.0%		$8,467

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$—	$3,225	$—	$3,225
North America	3,765	—	—	3,765
Pacific Basin	—	1,319	—	1,319
Short-Term Investments
Repurchase Agreements	—	194	—	194

Total Investments in Securities	$3,765	$4,738	$—	$8,503

There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Global Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGERS

Thomas F. Marsico

Since 2009

James Gendelman

Since 2009

Marsico has subadvised the Fund since its inception in 2009.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world selected for long-term growth potential

Thomas F. Marsico

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

Equity markets for the 12 months ended October 31, 2013 extended the bull market that began in March 2009. Tenets that supported the market’s gains included a period of modest economic growth, low inflation, and aggressive central bank support.

In the U.S., concerns about the impact of tax increases, potential federal spending cuts and the debt ceiling debate in Congress weighed on markets from time to time during the fiscal year. These concerns appeared to be offset by generally low inflation, improving corporate earnings and stronger manufacturing activity.

Against this backdrop, investors bid prices higher on stocks and other riskier assets, as central banks continued to pour liquidity into key markets. However, equity markets retreated during late May and June as Federal Reserve Chairman Ben Bernanke began to talk about tapering the current level of bond purchases by the Federal Reserve in order to reduce historic levels of monetary stimulus. Stocks and commodities sold off, while in the bond market yields rose sharply. Markets came under additional pressure during the summer as the civil war in Syria intensified.

Markets recovered in mid-September, after the Federal Open Market Committee decided to hold off on cutting back bond purchases until the U.S. economy shows evidence of further progress and support.

Despite fiscal, political and macroeconomic challenges, international equities in many developed markets registered solid gains. Europe, at long last, demonstrated modestly improving economic conditions. European Central Bank (“ECB”) President Mario Draghi emphasized that the ECB will work to keep interest rates very low for the foreseeable future. In Japan, the reelection of Prime Minister Shinzo Abe ushered in a period of stimulus to revive the country’s sluggish economy.

Emerging markets performance, however, was hampered by slowing economic growth in China and associated negative implications for China’s emerging market trading partners. Emerging markets sold off aggressively as U.S. Treasury bond yields rose. Currencies of countries with the largest current-account deficits were under the greatest pressure, given worries that these countries will struggle to close their deficits when the U.S. Federal Reserve starts to scale back its asset-purchase program.

Despite fiscal, political, and macroeconomic challenges, global equities across many developed markets posted double-digit gains for the 12 months ended October 31, 2013. The MSCI AC World Index posted a return of 23.29% (all returns cited are in U.S. dollars). All 10 sectors of the MSCI AC World Index registered positive returns. Consumer Discretionary, Health Care, and Industrials were the strongest-performing sectors of the benchmark index with returns of more than 30%.

PERFORMANCE

Harbor Global Growth Fund outperformed its benchmark index for fiscal 2013. The Fund returned 36.24% (Institutional Class), 35.89% (Administrative Class), and 35.76% (Investor Class), compared with the MSCI AC World Index return of 23.29%.

24

Harbor Global Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Rolls-Royce Holdings plc	4.4%
Gilead Sciences Inc.	4.1%
Biogen Idec Inc.	4.0%
Google Inc.	3.2%
Monsanto Co.	3.2%
Roche Holding AG	3.2%
Comcast Corp.	3.0%
Schlumberger Ltd.	3.0%
Bayerische Motoren Werke AG	2.9%
TJX Cos. Inc.	2.9%

The Fund’s outperformance versus its benchmark was partially attributable to an overweight allocation and stock selection in the Health Care sector. The Fund’s Health Care holdings posted a collective return of 54%. A number of its pharmaceutical and biotechnology holdings posted sizable stock price gains, including Gilead Sciences (+112%), Biogen Idec (+77%), and Roche Holding (+44%).

The Fund did well by having nearly three times the exposure to the Consumer Discretionary sector as compared to its benchmark index, as Consumer Discretionary was the strongest-performing sector of the index with a return of 40%. Within the Consumer Discretionary sector, electric car manufacturer Tesla Motors soared more than 430% and was the largest individual contributor to the Fund’s performance. Germany-based media company Kabel Deutschland gained 52% prior to being sold from the portfolio and had a material, positive contribution to performance results.

The Fund was also aided by stock selection and underweight allocations in the Energy and Materials sectors, which were relatively poor performing sectors of the benchmark. Energy services holding Schlumberger gained 36% and specialty chemicals company LyondellBasell Industries rose 19% (prior to being sold from the portfolio).

Several of the Fund’s Internet services and e-commerce holdings posted very strong returns. Russian e-commerce payment service provider Qiwi (+137%), Google (+51%), and social media company Facebook (+33%) were leading positions within the Information Technology sector. Within the Industrials sector, capital goods holdings Pentair (+47%) and Precision Castparts (+46%) posted sizable stock price gains.

Active currency management is not a central facet of the Fund’s investment process, but fluctuations in major world currencies can affect performance. During fiscal 2013 the Fund’s performance was helped as compared to its benchmark by having nearly no exposure to companies whose securities trade in the Japanese yen, which weakened relative to the U.S. dollar and certain other currencies in which Fund holdings are traded.

The Financials sector was a strong-performing area of the benchmark index and the Fund’s performance was hampered by having a significantly underweight allocation to that area. Stock selection within Financials was a further detractor. Grupo Financiero Santander Mexico, a leading Mexican financial institution, posted a stock price decline of 1% and was sold from the Fund. Certain of the Fund’s Health Care holdings struggled. Over-the-counter pharmaceutical manufacturer Perrigo (-12%) and robotic surgical equipment provider Intuitive Surgical (-10%) each posted double-digit stock price declines prior to being eliminated from the portfolio.

OUTLOOK AND STRATEGY

As of October 31, the Fund’s largest sector overweights relative to the MSCI AC World Index were the Consumer Discretionary, Industrials, and Health Care sectors. The most significant underweights relative to the index were the Financials, Consumer Staples, and Energy sectors. As of October 31, the Fund had no exposure to the Utilities sector.

In terms of country allocations, the Fund’s most significant weightings were the U.S., the Netherlands, Canada, and the United Kingdom. As mentioned in previous shareholder reports, country-level weightings generally should be considered a residual of the Fund’s bottom-up stock selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Global Growth Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030

Cusip	411512874

Ticker	HGGAX

Inception Date	03/01/2009

Net Expense Ratio	0.90%[a]

Total Net Assets (000s)	$24,734

ADMINISTRATIVE CLASS

Fund #	2230

Cusip	411512866

Ticker	HRGAX

Inception Date	03/01/2009

Net Expense Ratio	1.15%[a]

Total Net Assets (000s)	$562

INVESTOR CLASS

Fund #	2430

Cusip	411512858

Ticker	HGGIX

Inception Date	03/01/2009

Net Expense Ratio	1.27%[a]

Total Net Assets (000s)	$5,988

a	Reflects a contractual fee waiver and expense cap in effect through February 28, 2014.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	13	47

Weighted Average Market Cap (MM)	$72,121	$82,755

Price/Earning Ratio (P/E)	27.6x	19.3x

Price/Book Ratio (P/B)	6.6x	2.6x

Beta vs. MSCI AC World Index	1.01	1.00

Portfolio Turnover (Year Ended 10/31/2013)	110%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION ALLOCATION (% of investments)

(Excludes cash and short-term investments)

26

Harbor Global Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2009 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of the MSCI AC World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Global Growth Fund
Institutional Class	36.24%	N/A	26.13%	03/01/2009	$147,884
Comparative Index
MSCI AC World	23.29%	N/A	20.12%	—	$117,732

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2009 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the MSCI AC World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Global Growth Fund
Administrative Class	35.89%	N/A	25.82%	03/01/2009	$29,240
Investor Class	35.76%	N/A	25.67%	03/01/2009	$29,073
Comparative Index
MSCI AC World	23.29%	N/A	20.12%	—	$23,546

As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 1.60% (Gross) (Institutional Class); 1.15% (Net) and 1.85% (Gross) (Administrative Class); and 1.27% (Net) and 1.97% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

27

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 6.3%)

COMMON STOCKS—93.7%

Shares		Value (000s)
AEROSPACE & DEFENSE—11.4%
11,676	European Aeronautic Defense and Space Co. NV (FR)	$800
5,818	Lockheed Martin Corp. (US)	776
2,503	Precision Castparts Corp. (US)	634
73,905	Rolls-Royce Holdings plc (UK)*	1,362

		3,572

AUTOMOBILES—6.0%
8,176	Bayerische Motoren Werke AG (GER)	925
23,303	Tata Motors Ltd. ADR (IND)[1]	730
1,392	Tesla Motors Inc. (US)*	223

		1,878

BIOTECHNOLOGY—10.8%
5,179	Biogen Idec Inc. (US)*	1,264
5,690	Celgene Corp. (US)*	845
17,903	Gilead Sciences Inc. (US)*	1,271

		3,380

CHEMICALS—3.2%
9,500	Monsanto Co. (US)	996

COMMERCIAL BANKS—1.4%
10,550	Wells Fargo & Co. (US)	450

DIVERSIFIED FINANCIAL SERVICES—2.5%
15,925	Citigroup Inc. (US)	777

DIVERSIFIED TELECOMMUNICATION SERVICES—1.8%
13,170	Ziggo NV (NET)	565

ENERGY EQUIPMENT & SERVICES—3.0%
9,986	Schlumberger Ltd. (US)	936

FOOD & STAPLES RETAILING—2.1%
5,658	PriceSmart Inc. (US)	644

FOOD PRODUCTS—0.8%
3,400	Nestle SA (SWS)	245

HOTELS, RESTAURANTS & LEISURE—5.9%
6,636	Las Vegas Sands Corp. (US)	466
11,417	Potbelly Corp. (US)*	308
HOTELS, RESTAURANTS & LEISURE—Continued
7,925	Starbucks Corp. (US)	642
5,677	Starwood Hotels & Resorts Worldwide Inc. (US)	418

		1,834

INSURANCE—1.9%
117,200	AIA Group Ltd. (HK)	595

INTERNET SOFTWARE & SERVICES—7.3%
4,322	Criteo SA ADR (FR)*[1]	153
10,623	Facebook Inc. (US)*	534
985	Google Inc. (US)*	1,015
4,411	MercadoLibre Inc. (AR)	594

		2,296

IT SERVICES—1.1%
8,401	QIWI plc ADR (RUS)[1]	340

MACHINERY—1.9%
8,668	Pentair Ltd. (SWS)	582

MEDIA—3.6%
19,471	Comcast Corp. (US)	926
24,321	SFX Entertainment Inc. (US)*	209

		1,135

MULTILINE RETAIL—0.9%
10,594	Burlington Stores Inc. (US)*	284

PHARMACEUTICALS—3.6%
2,567	Pacira Pharmaceuticals Inc. (US)*	130
3,646	Roche Holding AG (SWS)	1,008

		1,138

ROAD & RAIL—2.1%
4,701	Canadian Pacific Railway Ltd. (CAN)	672

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.4%
7,827	ASML Holding NV (NET)	741

SOFTWARE—0.6%
4,547	FireEye Inc. (US)*	172

SPECIALTY RETAIL—10.5%
918	AutoZone Inc. (US)*	399
8,659	Home Depot Inc. (US)	674
2,846	Inditex SA (SP)	467
12,112	Restoration Hardware Holdings Inc. (US)*	845
15,049	TJX Cos. Inc. (US)	915

		3,300

TEXTILES, APPAREL & LUXURY GOODS—8.9%
17,269	Brunello Cucinelli SpA (IT)	539
2,002	Hermes International (FR)	681
11,673	Lululemon Athletica Inc. (US)*	806
13,870	Luxottica Group SpA ADR (IT)[1]	747

		2,773

TOTAL COMMON STOCKS (Cost $22,565)		29,305

PREFERRED STOCKS—0.0%
(Cost $10)
AEROSPACE & DEFENSE—0.0%
6,355,830	Rolls-Royce Holdings plc (UK)*	10	[y]

28

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—6.8%
(Cost $2,129)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$2,129	Repurchase Agreement with State Street Corp. dated October 31, 2013 due November 01, 2013 at 0.000% collateralized by Federal National Mortgage Association Notes (market value $2,174)	$2,129

TOTAL INVESTMENTS—100.5% (Cost $24,704)		31,444

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.5)%		(160)

TOTAL NET ASSETS—100.0%		$31,284

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$2,563	$6,592	$—	$9,155
Latin America	594	—	—	594
Middle East/Central Asia	730	—	—	730
North America	18,231	—	—	18,231
Pacific Basin	—	595	—	595
Preferred Stocks
Europe	—	—	10	10
Short-Term Investments
Repurchase Agreements	—	2,129	—	2,129

Total Investments in Securities	$22,118	$9,316	$10	$31,444

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2013.

Valuation Description	Balance Beginning at 11/01/2012 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2013[w] (000s)
Preferred Stocks	$5	$10	$(5)	$—	$—	$—	$—	$—	$10

Of the Level 1 investments presented above, North American Common Stocks valued at $926 were categorized in Level 2 at October 31, 2012. Transfers from Level 2 to Level 1 were the result of exchange traded products where quoted prices from an active market were not available (Level 2), and have become available (Level 1).

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 10/31/2013 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks

Rolls-Royce Holdings plc (UK)	$10	Market Approach	Pre-Traded Price	£0.001

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

a	Rounds less than $1,000.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2013 (000s)
Preferred Stocks	$—	[a]

y	Fair Valued in accordance with Harbor Funds Valuation Procedures using pre-traded price, which is a Level 3 input.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor International & Global Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2013

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
ASSETS
Investments, at identified cost*	$33,150,269	$207,399	$6,894	$24,704
Investments, at value (including securities loaned of $249,563, $0, $0, $0)	$48,237,096	$213,972	$8,309	$29,315
Repurchase agreements	—	3,220	194	2,129
Cash	263	—	—	—
Foreign currency, at value (cost: $0, $459, $0, $0)	—	458	—	—
Receivables for:
Investments sold	12,536	455	—	446
Foreign currency spot contracts	128	1	—	6
Capital shares sold	43,198	40	—	3
Dividends	54,598	131	16	12
Interest	13	—	—	—
Securities lending income	7	—	—	—
Withholding tax	57,326	772	3	19
Prepaid registration fees	38	13	1	1
Other assets	792	34	12	2
Total Assets	48,405,995	219,096	8,535	31,933
LIABILITIES
Payables for:
Investments purchased	45,384	849	32	607
Foreign currency spot contracts	351	—	—	7
Capital shares reacquired	54,612	152	6	5
Collateral for securities loaned	263,006	—	—	—
Accrued expenses:
Management fees	26,457	138	5	19
12b-1 fees	1,725	5	—	1
Transfer agent fees	2,765	12	—	2
Trustees’ fees and expenses	239	3	—	—
Other	6,244	148	25	8
Total Liabilities	400,783	1,307	68	649
NET ASSETS	$48,005,212	$217,789	$8,467	$31,284
Net Assets Consist of:
Paid-in capital	$34,510,736	$378,122	$53,983	$21,595
Accumulated undistributed net investment income/(loss)	576,386	2,783	84	70
Accumulated net realized gain/(loss)	(2,169,286)	(172,924)	(47,210)	2,878
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	15,087,376	9,808	1,610	6,741
	$48,005,212	$217,789	$8,467	$31,284
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$39,828,959	$196,412	$6,764	$24,734
Shares of beneficial interest[1]	562,656	15,098	873	1,040
Net asset value per share[2]	$70.79	$13.01	$7.75	$23.78
Administrative Class
Net assets	$2,896,387	$919	$564	$562
Shares of beneficial interest[1]	41,268	71	72	24
Net asset value per share[2]	$70.18	$12.93	$7.76	$23.65
Investor Class
Net assets	$5,279,866	$20,458	$1,139	$5,988
Shares of beneficial interest[1]	75,517	1,586	147	255
Net asset value per share[2]	$69.92	$12.89	$7.75	$23.54

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

30

Harbor International & Global Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2013

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
Investment Income
Dividends	$1,222,715	$5,391	$220	$351
Net securities lending income	35,287	2	—	—
Interest	895	—	—	—
Foreign taxes withheld	(116,037)	(408)	(11)	(25)
Total Investment Income	1,142,860	4,985	209	326
Operating Expenses
Management fees	287,498	1,646	66	207
12b-1 fees:
Administrative Class	6,131	2	1	1
Investor Class	12,039	52	3	10
Shareholder communications	1,733	2	—	1
Custodian fees	6,281	148	37	29
Transfer agent fees:
Institutional Class	21,070	119	4	12
Administrative Class	1,471	1	—	—
Investor Class	8,668	37	2	8
Professional fees	759	49	—	2
Trustees’ fees and expenses	822	1	—	1
Registration fees	520	49	46	40
Miscellaneous	277	9	7	7
Total expenses	347,269	2,115	166	318
Management fees waived	(6,869)	—	(8)	(24)
Transfer agent fees waived	(1,760)	(9)	—	(1)
Other expenses reimbursed	—	(70)	(83)	(57)
Custodial expense reductions	(2)	—	—	—
Net expenses	338,638	2,036	75	236
Net Investment Income/(Loss)	804,222	2,949	134	90
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,641,907	63,004	898	3,330
Foreign currency transactions	(12,978)	(106)	(17)	(7)
Change in net unrealized appreciation/(depreciation) on:
Investments	5,937,237	(26,510)	1,218	4,261
Forward currency contracts	—	—	9	—
Translations of assets and liabilities in foreign currencies	2,946	68	—	1
Net gain/(loss) on investment transactions	7,569,112	36,456	2,108	7,585
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,373,334	$39,405	$2,242	$7,675

The accompanying notes are an integral part of the Financial Statements.

31

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$804,222	$630,119	$2,949	$13,606
Net realized gain/(loss) on investments	1,628,929	174,633	62,898	7,468
Net unrealized appreciation/(depreciation) of investments	5,940,183	1,660,627	(26,442)	(6,455)
Net increase/(decrease) in assets resulting from operations	8,373,334	2,465,379	39,405	14,619
Distributions to Shareholders
Net investment income:
Institutional Class	(641,527)	(596,272)	(12,942)	—
Administrative Class	(41,314)	(43,956)	(59)	—
Investor Class	(75,936)	(69,283)	(1,128)	—
Net realized gain on investments:
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions to shareholders	(758,777)	(709,511)	(14,129)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	4,286,594	3,189,764	(153,121)	(1,090,479)
Net increase/(decrease) in net assets	11,901,151	4,945,632	(127,845)	(1,075,860)
Net Assets
Beginning of period	36,104,061	31,158,429	345,634	1,421,494
End of period*	$48,005,212	$36,104,061	$217,789	$345,634
* Includes accumulated undistributed net investment income/(loss) of:	$576,386	$543,918	$2,783	$13,303

The accompanying notes are an integral part of the Financial Statements.

32

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012

$134	$451	$90	$58
881	(966)	3,323	1,244
1,227	394	4,262	783
2,242	(121)	7,675	2,085

(337)	(750)	(52)	—
(24)	(9)	(1)	—
(46)	(20)	(2)	—

—	—	(461)	—
—	—	(10)	—
—	—	(90)	—
(407)	(779)	(616)	—
(410)	(22,969)	4,375	2,414
1,425	(23,869)	11,434	4,499

7,042	30,911	19,850	15,351
$8,467	$7,042	$31,284	$19,850
$84	$374	$70	$53

33

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$9,450,821	$7,112,801	$43,765	$211,602
Net proceeds from redemption fees	478	1,040	7	27
Reinvested distributions	530,245	469,653	9,781	—
Cost of shares reacquired	(6,190,995)	(4,850,615)	(204,352)	(1,295,936)
Net increase/(decrease) in net assets	$3,790,549	$2,732,879	$(150,799)	$(1,084,307)
Administrative Class
Net proceeds from sale of shares	$725,625	$488,510	$163	$134
Net proceeds from redemption fees	34	84	—	—
Reinvested distributions	40,438	43,094	55	—
Cost of shares reacquired	(526,694)	(516,496)	(440)	(446)
Net increase/(decrease) in net assets	$239,403	$15,192	$(222)	$(312)
Investor Class
Net proceeds from sale of shares	$1,444,345	$1,331,867	$3,711	$3,225
Net proceeds from redemption fees	67	147	—	1
Reinvested distributions	74,101	68,364	1,109	—
Cost of shares reacquired	(1,261,871)	(958,685)	(6,920)	(9,086)
Net increase/(decrease) in net assets	$256,642	$441,693	$(2,100)	$(5,860)
SHARES
Institutional Class
Shares sold	146,871	124,976	3,565	18,832
Shares issued due to reinvestment of distributions	8,654	9,270	859	—
Shares reacquired	(95,653)	(86,394)	(17,299)	(116,533)
Net increase/(decrease) in shares outstanding	59,872	47,852	(12,875)	(97,701)
Beginning of period	502,784	454,932	27,973	125,674
End of period	562,656	502,784	15,098	27,973
Administrative Class
Shares sold	11,232	8,766	13	12
Shares issued due to reinvestment of distributions	664	856	5	—
Shares reacquired	(8,341)	(9,094)	(36)	(39)
Net increase/(decrease) in shares outstanding	3,555	528	(18)	(27)
Beginning of period	37,713	37,185	89	116
End of period	41,268	37,713	71	89
Investor Class
Shares sold	22,668	23,676	311	285
Shares issued due to reinvestment of distributions	1,220	1,361	98	—
Shares reacquired	(19,742)	(17,156)	(580)	(817)
Net increase/(decrease) in shares outstanding	4,146	7,881	(171)	(532)
Beginning of period	71,371	63,490	1,757	2,289
End of period	75,517	71,371	1,586	1,757

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012

$887	$1,390	$6,439	$2,198
—	—	—	—
331	741	505	—
(1,692)	(25,038)	(4,207)	(1,528)
$(474)	$(22,907)	$2,737	$670

$—	$—	$50	$50
—	—	—	—
24	9	11	—
(2)	—	—	—
$22	$9	$61	$50

$129	$34	$1,968	$2,893
—	—	—	—
45	19	91	—
(132)	(124)	(482)	(1,199)
$42	$(71)	$1,577	$1,694

133	233	299	127
55	134	28	—
(251)	(4,230)	(192)	(89)
(63)	(3,863)	135	38
936	4,799	905	867
873	936	1,040	905

—	—	2	3
4	2	1	—
(1)	—	—	—
3	2	3	3
69	67	21	18
72	69	24	21

19	6	95	168
8	3	5	—
(19)	(21)	(24)	(71)
8	(12)	76	97
139	151	179	82
147	139	255	179

35

Harbor International & Global Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
Year Ended October 31,	2013		2012		2011	2010		2009
Net asset value beginning of period	$59.12		$56.19		$59.13	$51.72		$40.94
Income from Investment Operations
Net investment income/(loss)	1.24	[a]	1.10	[a]	1.25 [a]	0.81	[a]	0.79	[a]
Net realized and unrealized gains/(losses) on investments	11.69		3.15		(3.32)	7.30		10.76
Total from investment operations	12.93		4.25		(2.07)	8.11		11.55
Less Distributions
Dividends from net investment income	(1.26)		(1.32)		(0.87)	(0.70)		(0.78)
Distributions from net realized capital gains[1]	—		—		—	—		—
Total distributions	(1.26)		(1.32)		(0.87)	(0.70)		(0.78)
Proceeds from redemption fees	—	*	—	*	— *	—	*	0.01
Net asset value end of period	70.79		59.12		56.19	59.13		51.72
Net assets end of period (000s)	$39,828,959		$29,723,443		$25,562,291	$25,798,545		$20,163,806
Ratios and Supplemental Data (%)
Total return	22.19%[b]		7.95%[b]		(3.57)%[b]	15.83%[b]		28.85%[b]
Ratio of total expenses to average net assets[2]	0.76		0.78		0.79	0.82		0.85
Ratio of net expenses to average net assets	0.74	[a]	0.77	[a]	0.77 [a]	0.79	[a]	0.83	[a]
Ratio of net investment income to average net assets	1.96	[a]	1.96	[a]	2.07 [a]	1.56	[a]	1.88	[a]
Portfolio turnover	10		11		12	14		22

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
Year Ended October 31,	2013[h]		2012		2011	2010		2009
Net asset value beginning of period	$11.60		$11.10		$11.98	$10.54		$8.21
Income from Investment Operations
Net investment income/(loss)	0.44	[a]	0.44	[a]	0.06 [a]	0.09	[a]	0.09	[a]
Net realized and unrealized gains/(losses) on investments	1.67		0.06		(0.72)	1.45		2.33
Total from investment operations	2.11		0.50		(0.66)	1.54		2.42
Less Distributions
Dividends from net investment income	(0.70)		—		(0.22)	(0.10)		(0.09)
Distributions from net realized capital gains[1]	—		—		—	—		—
Total distributions	(0.70)		—		(0.22)	(0.10)		(0.09)
Proceeds from redemption fees	—	*	—	*	— *	—	*	—	*
Net asset value end of period	13.01		11.60		11.10	11.98		10.54
Net assets end of period (000s)	$196,412		$324,404		$1,394,916	$1,774,192		$1,217,725
Ratios and Supplemental Data (%)
Total return	19.09%[b]		4.50%[b]		(5.63)%[b]	14.76%[b]		29.90%[b]
Ratio of total expenses to average net assets[2]	0.93		0.87		0.87	0.90		0.92
Ratio of net expenses to average net assets	0.89	[a]	0.87	[a]	0.86 [a]	0.87	[a]	0.91	[a]
Ratio of net investment income to average net assets	1.38	[a]	1.22	[a]	0.61 [a]	0.97	[a]	1.15	[a]
Portfolio turnover	166		70		112	123		125

See page 40 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

36

Administrative Class									Investor Class
2013		2012		2011	2010		2009		2013		2012		2011	2010		2009
$58.63		$55.72		$58.67	$51.36		$40.66		$58.42		$55.51		$58.44	$51.16		$40.46

1.03	[a]	0.99	[a]	1.07 [a]	0.70	[a]	0.47	[a]	1.01	[a]	0.87	[a]	1.01 [a]	0.66	[a]	0.59	[a]
11.63		3.09		(3.27)	7.23		10.89		11.54		3.14		(3.27)	7.17		10.69
12.66		4.08		(2.20)	7.93		11.36		12.55		4.01		(2.26)	7.83		11.28

(1.11)		(1.17)		(0.75)	(0.62)		(0.67)		(1.05)		(1.10)		(0.67)	(0.55)		(0.59)
—		—		—	—		—		—		—		—	—		—
(1.11)		(1.17)		(0.75)	(0.62)		(0.67)		(1.05)		(1.10)		(0.67)	(0.55)		(0.59)
—	*	—	*	— *	—	*	0.01		—	*	—	*	— *	—	*	0.01
70.18		58.63		55.72	58.67		51.36		69.92		58.42		55.51	58.44		51.16
$2,896,387		$2,210,914		$2,071,762	$1,852,148		$1,408,061		$5,279,866		$4,169,704		$3,524,376	$3,586,143		$2,916,107

21.87%[b]		7.67%[b]		(3.82)%[b]	15.56%[b]		28.51%[b]		21.76%[b]		7.54%[b]		(3.93)%[b]	15.41%[b]		28.36%[b]
1.01		1.03		1.04	1.07		1.10		1.13		1.15		1.16	1.19		1.22
0.99	[a]	1.02	[a]	1.02 [a]	1.04	[a]	1.09	[a]	1.11	[a]	1.14	[a]	1.14 [a]	1.16	[a]	1.20	[a]
1.66	[a]	1.71	[a]	1.83 [a]	1.30	[a]	1.42	[a]	1.60	[a]	1.60	[a]	1.70 [a]	1.23	[a]	1.53	[a]
10		11		12	14		22		10		11		12	14		22

Administrative Class									Investor Class
2013[h]		2012		2011	2010		2009		2013[h]		2012		2011	2010		2009
$11.52		$11.06		$11.94	$10.50		$8.18		$11.50		$11.05		$11.94	$10.51		$8.17

0.01	[a]	0.11	[a]	0.02 [a]	0.09	[a]	0.08	[a]	0.06	[a]	0.05	[a]	(0.18)[a,g]	0.06	[a]	0.05	[a]
2.07		0.35		(0.71)	1.43		2.32		1.99		0.40		(0.53)	1.45		2.34
2.08		0.46		(0.69)	1.52		2.40		2.05		0.45		(0.71)	1.51		2.39

(0.67)		—		(0.19)	(0.08)		(0.08)		(0.66)		—		(0.18)	(0.08)		(0.05)
—		—		—	—		—		—		—		—	—		—
(0.67)		—		(0.19)	(0.08)		(0.08)		(0.66)		—		(0.18)	(0.08)		(0.05)
—	*	—	*	—	—		—	*	—	*	—	*	— *	—	*	—	*
12.93		11.52		11.06	11.94		10.50		12.89		11.50		11.05	11.94		10.51
$919		$1,027		$1,287	$1,684		$1,702		$20,458		$20,203		$25,291	$69,935		$58,499

18.89%[b]		4.16%[b]		(5.90)%[b]	14.56%[b]		29.59%[b]		18.60%[b]		4.07%[b]		(6.04)%[b]	14.40%[b]		29.38%[b]
1.18		1.12		1.12	1.15		1.17		1.30		1.24		1.25	1.27		1.29
1.14	[a]	1.12	[a]	1.11 [a]	1.13	[a]	1.16	[a]	1.26	[a]	1.24	[a]	1.23 [a]	1.25	[a]	1.27	[a]
1.09	[a]	0.90	[a]	0.34 [a]	0.72	[a]	0.91	[a]	0.98	[a]	0.80	[a]	0.12 [a]	0.59	[a]	0.75	[a]
166		70		112	123		125		166		70		112	123		125

37

Harbor International & Global Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND
	Institutional Class
Year Ended October 31,	2013		2012[e]		2011	2010	2009
Net asset value beginning of period	$6.16		$6.16		$6.74	$6.05	$5.15
Income from Investment Operations
Net investment income/(loss)	0.13	[a]	0.39	[a]	0.15 [a]	0.07 [a]	0.12	[a]
Net realized and unrealized gains/(losses) on investments	1.82		(0.23)		(0.66)	0.68	1.18
Total from investment operations	1.95		0.16		(0.51)	0.75	1.30
Less Distributions
Dividends from net investment income	(0.36)		(0.16)		(0.07)	(0.06)	(0.40)
Distributions from net realized capital gains[1]	—		—		—	—	—
Total distributions	(0.36)		(0.16)		(0.07)	(0.06)	(0.40)
Proceeds from redemption fees	—	*	—	*	— *	— *	—	*
Net asset value end of period	7.75		6.16		6.16	6.74	6.05
Net assets end of period (000s)	$6,764		$5,759		$29,566	$54,853	$53,982
Ratios and Supplemental Data (%)
Total return	33.30%[b]		2.82%[b]		(7.67)%[b]	12.40%[b]	28.24%[b]
Ratio of total expenses to average net assets[2]	2.08		1.64		1.18	1.18	1.21
Ratio of net expenses to average net assets	0.90	[a]	0.98	[a]	1.00 [a]	1.00 [a]	1.00	[a]
Ratio of net investment income to average net assets	1.79	[a]	2.05	[a]	1.47 [a]	1.04 [a]	0.94	[a]
Portfolio turnover	54		132		44	51	72

HARBOR GLOBAL GROWTH FUND
	Institutional Class
Year Ended October 31,	2013		2012		2011	2010	2009[f]
Net asset value beginning of period	$17.99		$15.88		$18.07	$15.61	$10.00
Income from Investment Operations
Net investment income/(loss)	0.08	[a]	0.06	[a]	0.07 [a]	0.01 [a]	0.03	[a]
Net realized and unrealized gains/(losses) on investments	6.26		2.05		(0.30)	3.71	5.58
Total from investment operations	6.34		2.11		(0.23)	3.72	5.61
Less Distributions
Dividends from net investment income	(0.06)		—		(0.16)	(0.09)	—
Distributions from net realized capital gains[1]	(0.49)		—		(1.81)	(1.17)	—
Total distributions	(0.55)		—		(1.97)	(1.26)	—
Proceeds from redemption fees	—	*	—	*	0.01	— *	—
Net asset value end of period	23.78		17.99		15.88	18.07	15.61
Net assets end of period (000s)	$24,734		$16,290		$13,772	$9,578	$6,142
Ratios and Supplemental Data (%)
Total return	36.24%[b]		13.29%[b]		(2.02)%[b]	25.30%[b]	56.10%[b,c]
Ratio of total expenses to average net assets[2]	1.24		1.60		1.68	2.28	5.48	[d]
Ratio of net expenses to average net assets	0.90	[a]	0.96	[a]	1.00 [a]	1.00 [a]	1.00	[a,d]
Ratio of net investment income to average net assets	0.44	[a]	0.39	[a]	(0.01)[a]	(0.06)[a]	0.48	[a,d]
Portfolio turnover	110		91		107	118	81	[c]

See page 40 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class								Investor Class
2013		2012[e]		2011	2010	2009		2013		2012[e]		2011	2010	2009
$6.17		$6.17		$6.75	$6.06	$5.14		$6.15		$6.16		$6.73	$6.04	$5.13

0.11	[a]	0.11	[a]	0.09 [a]	0.06 [a]	0.05	[a]	0.11	[a]	0.11	[a]	0.09 [a]	0.05 [a]	0.03	[a]
1.82		0.03		(0.62)	0.67	1.25		1.83		0.01		(0.61)	0.68	1.25
1.93		0.14		(0.53)	0.73	1.30		1.94		0.12		(0.52)	0.73	1.28

(0.34)		(0.14)		(0.05)	(0.04)	(0.38)		(0.34)		(0.13)		(0.05)	(0.04)	(0.37)
—		—		—	—	—		—		—		—	—	—
(0.34)		(0.14)		(0.05)	(0.04)	(0.38)		(0.34)		(0.13)		(0.05)	(0.04)	(0.37)
—	*	—	*	— *	— *	—	*	—	*	—	*	— *	— *	—	*
7.76		6.17		6.17	6.75	6.06		7.75		6.15		6.16	6.73	6.04
$564		$425		$415	$467	$452		$1,139		$858		$930	$991	$947

32.91%[b]		2.50%[b]		(7.88)%[b]	12.10%[b]	28.04%[b]		32.99%[b]		2.20%[b]		(7.86)%[b]	12.07%[b]	27.57%[b]
2.33		1.89		1.43	1.43	1.44		2.45		2.01		1.55	1.55	1.58
1.15	[a]	1.21	[a]	1.25 [a]	1.25 [a]	1.25	[a]	1.27	[a]	1.33	[a]	1.37 [a]	1.37 [a]	1.37	[a]
1.53	[a]	1.76	[a]	1.32 [a]	0.81 [a]	0.62	[a]	1.41	[a]	1.64	[a]	1.21 [a]	0.70 [a]	0.52	[a]
54		132		44	51	72		54		132		44	51	72

Administrative Class								Investor Class
2013		2012		2011	2010	2009[f]		2013		2012		2011	2010	2009[f]
$17.90		$15.83		$18.03	$15.59	$10.00		$17.83		$15.80		$17.99	$15.57	$10.00

0.04	[a]	0.03	[a]	(0.02)[a]	(0.05)[a]	0.03	[a]	0.01	[a]	(0.01)[a]		0.07 [a,g]	(0.06)[a]	—	[a]
6.22		2.04		(0.25)	3.72	5.56		6.20		2.04		(0.36)	3.70	5.57
6.26		2.07		(0.27)	3.67	5.59		6.21		2.03		(0.29)	3.64	5.57

(0.02)		—		(0.12)	(0.06)	—		(0.01)		—		(0.10)	(0.05)	—
(0.49)		—		(1.81)	(1.17)	—		(0.49)		—		(1.81)	(1.17)	—
(0.51)		—		(1.93)	(1.23)	—		(0.50)		—		(1.91)	(1.22)	—
—	*	—	*	—	—	—		—	*	—	*	0.01	—	—
23.65		17.90		15.83	18.03	15.59		23.54		17.83		15.80	17.99	15.57
$562		$371		$285	$292	$240		$5,988		$3,189		$1,294	$592	$464

35.89%[b]		13.08%[b]		(2.32)%[b]	24.96%[b]	55.90%[b,c]		35.76%[b]		12.85%[b]		(2.36)%[b]	24.82%[b]	55.70%[b,c]
1.49		1.85		1.93	2.54	5.89	[d]	1.61		1.98		2.06	2.66	5.93	[d]
1.15	[a]	1.21	[a]	1.25 [a]	1.25 [a]	1.25	[a,d]	1.27	[a]	1.30	[a]	1.37 [a]	1.37 [a]	1.37	[a,d]
0.17	[a]	0.14	[a]	(0.27)[a]	(0.31)[a]	0.29	[a,d]	0.04	[a]	(0.01)[a]		(0.39)[a]	(0.39)[a]	0.04	[a,d]
110		91		107	118	81	[c]	110		91		107	118	81	[c]

39

Harbor International & Global Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	Effective May 25, 2012, Harbor Global Value Fund appointed Causeway Capital Management LLC as its Subadviser.

f	For the period March 1, 2009 (inception) through October 31, 2009.

g	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.

h	Effective May 21, 2013, Harbor International Growth Fund appointed Baillie Gifford Overseas Limited as its Subadviser.

The accompanying notes are an integral part of the Financial Statements.

40

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2013

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

41

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security would be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not

42

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a characterization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund (except Harbor International Fund) entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

43

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the year, Harbor International Fund and Harbor Global Value Fund used foreign forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the year, Harbor International Fund and Harbor Global Value Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, all Funds purchased option contracts to manage their exposure to equity prices. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the

44

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

45

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2010–2012), including all positions expected to be taken upon filing the 2013 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

New Accounting Pronouncement

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, clarified ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements, or (2) subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. Management is currently evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2013 are as follows:

	Purchases	Sales
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$8,271,668	$3,886,075
Harbor International Growth Fund	361,948	470,107
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$4,112	$4,566
Harbor Global Growth Fund	27,780	25,323

Securities Lending

Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the year, Harbor International Fund and Harbor International Growth Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the fair value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Prime Portfolio will maintain a stable net asset value and the Fund is subject to the risk of loss on the cash collateral invested. This collateral is recognized as a liability in the Statement of Assets and Liabilities. During the term of the loan,

46

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

the Fund will continue to receive any interest or dividends, or amounts equivalent thereto, on the loaned securities, in addition to receiving a fee from the borrower and earning interest on the investment of the cash collateral. The Fund may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Net securities lending income is disclosed as such in the Statement of Operations. Securities loans may be terminated at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. Should the borrower of the securities fail financially, the Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the fair value of the collateral falls below the fair value of the securities on loan at the time of default by the borrower. The fair value at October 31, 2013 of securities loaned and related collateral for Harbor International Fund was $249,563 and $263,006, respectively. As of October 31, 2013, Harbor International Growth Fund had no securities out on loan.
NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Effective July 1, 2013, Harbor Capital underwent a change in control when Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) sold 90% plus one share of the outstanding shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Actual Rate
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75%,0.65%[a]	0.66%
Harbor International Growth Fund	0.75	0.75
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	0.85%[b]	0.75%
Harbor Global Growth Fund	0.85[b]	0.75

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. The Adviser has contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, and to 0.58% on assets over $36 billion through February 28, 2014.

b	Effective March 1, 2013, the Adviser has contractually agreed to reduce the management fee to 0.75% on all assets through February 28, 2014.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Global Value Fund and Harbor Global Growth Fund limiting the total expenses for each Fund to 0.90%, 1.15%, and 1.27% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2014. Effective May 21, 2013, Harbor Capital has entered into a contractual expense limitation agreement with Harbor International Growth Fund limiting the total expenses for the Fund to 0.85%, 1.10%, and 1.22% for the Institutional Class, Administrative Class, and Investor Class, respectively. This agreement is effective through May 20, 2014. Effective March 1, 2013 through May 20, 2013, Harbor Capital had in place a contractual expense limitation agreement with Harbor International Growth Fund limiting the total expenses for the Fund to 0.95%, 1.20%, and 1.32%, respectively. That agreement was effective through February 28, 2014, but was replaced by the agreement effective May 21, 2013. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent section below.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1

47

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2013. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2013, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	16,121	1	4	16,126	0.0%
Harbor International Growth Fund	36,489	3	7	36,499	0.2
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	44,347	72,537	72,139	189,023	17.3%
Harbor Global Growth Fund	348,052	18,546	18,526	385,124	29.2

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all International & Global Funds totaled $695 for the year ended October 31, 2013.

48

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets,” respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Redemption Fee

Effective March 1, 2013, redemption fees are no longer charged on shares of each Fund. Prior to March 1, 2013, a 2% redemption fee was charged on shares of each Fund that were redeemed within 60 days from their date of purchase. Redemption fees were recorded by the Fund as paid-in capital. For the year ended October 31, 2013 redemption fee proceeds were as follows:

Amount
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$579
Harbor International Growth Fund	7
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$—
Harbor Global Growth Fund	—

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of use of equalization, disposition of passive foreign investment companies’ securities and foreign transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2013 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$(12,977)	$12,977	$—
Harbor International Growth Fund	660	(660)	—
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$(17)	$17	$—
Harbor Global Growth Fund	(18)	(445)	463

49

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

The tax composition of each Fund’s distributions is as follows:

	As of October 31, 2013			As of October 31, 2012
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$758,778	$—	$758,778	$709,511	$—	$709,511
Harbor International Growth Fund	14,129	—	14,129	—	—	—
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$407	$—	$407	$779	$—	$779
Harbor Global Growth Fund	55	561	616	—	—	—

As of October 31, 2013, the components of each Fund’s distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$997,990	$—	$14,578,147
Harbor International Growth Fund	3,154	—	8,644
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$87	$—	$1,580
Harbor Global Growth Fund	1,230	1,725	6,734

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the taxation of regulated investment companies, including the treatment of capital loss carryforwards. Under the Act, for taxable years subsequent to December 22, 2010, each Fund will be permitted to carry forward capital losses incurred in such taxable years for an unlimited period. However, any losses incurred during such taxable years will be required to be utilized prior to the losses incurred in taxable years prior to the Act, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses, as opposed to previous regulation, which permitted all capital loss carryforwards to be considered short-term.

At October 31, 2013, the Funds in the following table had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2016	2017	2018	2019	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$—	$1,616,107	$461,740	$—	$2,077,847
Harbor International Growth Fund	—	172,102	—	—	172,102
GLOBAL EQUITY FUNDS					—
Harbor Global Value Fund	$10,473	$27,254	$3,444	$3,173	$44,344

The following capital loss carryforward does not expire:

	Capital Loss Carryforwards:
	Short-Term	Long-Term	Total
Harbor Global Value Fund	$—	$2,837	$2,837

50

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2013 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	$33,659,497	$15,055,133	$(477,534)	$14,577,599
Harbor International Growth Fund*	208,563	16,683	(8,054)	8,629
GLOBAL EQUITY FUNDS
Harbor Global Value Fund*	$6,924	$1,637	$(58)	$1,579
Harbor Global Growth Fund	24,710	6,856	(122)	6,734

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative type in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments as of the year ended October 31, 2013 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At October 31, 2013, the fair values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR INTERNATIONAL FUND

Statement of Assets and Liabilities Caption	Equity Contracts
Assets
Investments at value (rights/warrants)	$16,369

Realized net gain/loss and the change in unrealized appreciation/depreciation on derivatives by primary risk exposure for the year ended October 31, 2013 were:

HARBOR INTERNATIONAL FUND

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts
Investments (rights/warrants)	$715

HARBOR INTERNATIONAL GROWTH FUND

Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (rights/warrants)	$1

51

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR GLOBAL VALUE FUND

Net Realized Gain/(Loss) on Derivatives	Equity Contracts	Foreign Exchange Contracts	Total
Investments (rights/warrants)	$6	$—	$6
Forward currency contracts	—	(14)	(14)

Net realized gain/(loss) on derivatives	$6	$(14)	$(8)

Change in Unrealized Appreciation/(Depreciation) on Derivatives			Foreign Exchange Contracts
Forward currency contracts			$9

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

52

Harbor International & Global Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund, and Harbor Global Growth Fund (four of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund, and Harbor Global Growth Fund of the Harbor Funds at October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 19, 2013

53

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2013 through October 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2013)	Ending Account Value (October 31, 2013)
Harbor International Fund
Institutional Class	0.74%
Actual		$3.88	$1,000	$1,078.60
Hypothetical (5% return)		3.77	1,000	1,021.38
Administrative Class	0.99%
Actual		$5.18	$1,000	$1,077.20
Hypothetical (5% return)		5.04	1,000	1,020.09
Investor Class	1.11%
Actual		$5.81	$1,000	$1,076.70
Hypothetical (5% return)		5.65	1,000	1,019.47
Harbor International Growth Fund
Institutional Class	0.89%
Actual		$4.62	$1,000	$1,056.00
Hypothetical (5% return)		4.53	1,000	1,020.61
Administrative Class	1.14%
Actual		$5.91	$1,000	$1,055.50
Hypothetical (5% return)		5.80	1,000	1,019.31
Investor Class	1.26%
Actual		$6.52	$1,000	$1,054.00
Hypothetical (5% return)		6.41	1,000	1,018.69

54

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2013)	Ending Account Value (October 31, 2013)
Harbor Global Value Fund
Institutional Class	0.90%
Actual		$4.92	$1,000	$1,167.20
Hypothetical (5% return)		4.58	1,000	1,020.55
Administrative Class	1.15%
Actual		$6.28	$1,000	$1,165.20
Hypothetical (5% return)		5.85	1,000	1,019.26
Investor Class	1.27%
Actual		$6.93	$1,000	$1,165.40
Hypothetical (5% return)		6.46	1,000	1,018.64
Harbor Global Growth Fund
Institutional Class	0.90%
Actual		$4.95	$1,000	$1,179.60
Hypothetical (5% return)		4.58	1,000	1,020.55
Administrative Class	1.15%
Actual		$6.32	$1,000	$1,177.80
Hypothetical (5% return)		5.85	1,000	1,019.26
Investor Class	1.27%
Actual		$6.97	$1,000	$1,177.60
Hypothetical (5% return)		6.46	1,000	1,018.64
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

55

Harbor International & Global Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Percentage of Distribution
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	4%
Harbor International Growth Fund	14
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	51%
Harbor Global Growth Fund	100

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2013:

Amount (000s)
GLOBAL EQUITY FUNDS
Harbor Global Growth Fund	$831

For the fiscal year ended October 31, 2013, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

The Funds designate the following for Federal income tax purposes:

	Foreign Taxes Paid (000s)	Foreign Source Income Earned (000s)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$55,845	$768,802
Harbor International Growth Fund	436	4,876
Harbor Global Value Fund	14	151

Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2013 will receive a Form 1099-DIV in January 2014 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

56

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE SUBADVISORY AGREEMENT OF HARBOR INTERNATIONAL GROWTH FUND

The Investment Company Act requires that the Subadvisory Agreement of each fund of the Trust be approved initially, and following an initial two-year term, at least annually, by the Board, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held May 12-13, 2013, the Trustees, including the Independent Trustees voting separately, unanimously determined that it was in the best interest of Harbor International Growth Fund (the “Fund”) and its shareholders that Marsico Capital Management, LLC (“Marsico”) be replaced by Baillie Gifford Overseas Limited (“Baillie Gifford”) as subadviser to the Fund and that the terms of the Subadvisory Agreement among the Trust, on behalf of the Fund, Harbor Capital and Baillie Gifford were fair and reasonable. Accordingly, the Trustees approved the Subadvisory Agreement for an initial two-year term. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or Baillie Gifford present and were represented throughout the process by legal counsel to the Independent Trustees and the Fund.

In determining whether to approve the Subadvisory Agreement, the Trustees reviewed materials furnished by Harbor Capital and Baillie Gifford, including information regarding the performance of the Fund over various periods, information regarding the performance of similar funds over the same periods, information regarding the flow of assets into and out of the Fund and information regarding Baillie Gifford, its investment philosophy and strategies, financial condition, personnel and past performance.

The Trustees also considered that, in recommending Baillie Gifford, Harbor Capital had conducted an extensive search for an international growth investment adviser and that Harbor Capital believed Baillie Gifford would add value for the Fund’s shareholders. The Trustees had received a presentation by Harbor Capital concerning its search and the finalists resulting from that search and the rationale for Harbor Capital’s recommendation to appoint Baillie Gifford to succeed Marsico as the Fund’s subadviser. The Trustees had also received a presentation by Baillie Gifford regarding the firm and its experience, investment philosophy and process, among other things. The Trustees considered the breadth and depth of experience with international growth portfolios of Baillie Gifford and its portfolio management personnel.

In considering the approval of the Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Subadvisory Agreement were the following:

•

the nature, extent, and quality of the services proposed to be provided by Baillie Gifford, including the background, education, expertise and experience of the investment professionals of Baillie Gifford who would provide services to the Fund;

•	the favorable history, reputation, qualifications and background of Baillie Gifford, as well as the qualifications of Baillie Gifford’s personnel;

•

the proposed fee to be charged by Baillie Gifford to Harbor Capital for subadvisory services, including the impact of any differences between the current and proposed subadvisory fees on the portion of the advisory fee to be retained by Harbor Capital, after payment of Baillie Gifford’s fee, for the subadviser oversight, administration and manager of managers services Harbor Capital provides;

•

the investment performance of Baillie Gifford in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index and the performance of the Fund under Marsico; and

•	the expected impact of the implementation of the subadvisory agreement on the profitability of Harbor Capital with respect to the Fund.

57

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

The Trustees considered the nature, scope and extent of the services proposed to be provided by Baillie Gifford in relation to the services provided by Marsico since March 1, 2004. In their deliberations, the Trustees were mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting the Fund’s subadviser, overseeing and monitoring that subadviser’s performance and replacing the subadviser if necessary.

The Board discussed the presentation by Baillie Gifford and the merits of appointing Baillie Gifford as subadviser to Harbor International Growth Fund. The Board reviewed the historical performance record of Baillie Gifford, noting that it was, for the most part, more favorable than Marsico’s historical performance and that it was favorable relative to the MSCI ACWI Ex US Index. The Board also discussed the performance of Marsico and its tenure in managing Harbor International Growth Fund, noting the Fund’s underperformance relative to its benchmark and peer group for certain periods.

The Board also discussed the potential tax and financial impact caused by liquidating portfolio holdings and realizing gains and incurring brokerage costs, both in transitioning the portfolio and in responding to potentially large redemptions that could be expected to follow an announcement of a subadviser change. It was noted that the tax ramifications of a subadviser change should be minimal because the Fund presently had a capital loss carryforward that was larger than the portfolio’s unrealized gains.

The Trustees discussed other potential replacement subadvisers and also discussed the merits of other potential options, including appointing Baillie Gifford to manage only a portion of the portfolio while retaining Marsico to manage the other portion.

Subadvisory Fee. In considering the proposed subadvisory fee payable to Baillie Gifford pursuant to the new subadvisory agreement, the Trustees compared the proposed fee to the fee payable to Marsico under the prior subadvisory agreement.

As a result of these deliberations, the Trustees agreed that the prior subadvisory agreement should not be continued, and voted to approve the Subadvisory Agreement with Baillie Gifford.

58

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 31, 2013)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (69) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (62) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (74) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (66) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002); and Director of Tower Development Corporation (cell tower developer) (2009-present).	29	Director of FiberTower Corperation (2002-2011).

Rodger F. Smith (72) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Trustee of Greenwich Associates 401(k) Savings & Retirement Plan (1980-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (67)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
TRUSTEE EMERITUS**
Howard P. Colhoun (78) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	29	None

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Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (44) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (42) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; and Chief Financial Officer (2007-Present), Harbor Services Group, Inc.

Erik D. Ojala (38) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (since 2010), Harbor Capital Advisors, Inc.

Brian L. Collins (45) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (61) Assistant Secretary	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; and Senior Vice President (2011-Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.

Shanna J. Palmersheim (36) Assistant Secretary	Since 2013	Vice President, Senior Counsel and Senior Compliance Manager (2011-Present), Harbor Capital Advisors, Inc., Vice President and Corporate Attorney (2008-2011), The Northern Trust Company; Assistant Secretary (2011), NT Alpha Strategies Fund/NT Equity Long-Short Strategies Fund (mutual funds); Assistant Secretary (2010-2011) Harding, Loevner Funds, Inc. (mutual funds); Assistant Secretary (2008-2011), Northern Funds/Northern Institutional Funds (mutual funds).

John M. Paral (45) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

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Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

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Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI ACWI Ex USA (ND) Index (All Country World Ex. U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

62

Glossary—Continued

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

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Glossary—Continued

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

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THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

65

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Shanna J. Palmersheim

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.AR.IG.1013

Annual Report

October 31, 2013

Strategic Markets Funds

	Institutional Class	Administrative Class

Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX

Harbor Unconstrained Bond Fund	HAUBX	HRUBX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds

ANNUAL REPORT OVERVIEW

The fiscal year ended October 31, 2013. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost.

	Total Return Year Ended October 31, 2013
	Institutional Class	Administrative Class
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund	-15.76%	-15.93%
Harbor Unconstrained Bond Fund	1.56	1.30

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2013
Dow Jones-UBS Commodity Total ReturnSM; commodities	-12.21%
BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity	0.30
Barclays U.S. Aggregate Bond; domestic bonds	-1.08

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2009	2010	2011	2012	2013
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%	0.94%	0.94%	0.94%	0.94%	1.00%
Administrative Class	1.19	1.19	1.19	1.19	1.19	1.36
Harbor Unconstrained Bond Fund
Institutional Class	N/A	1.05%[a]	1.05%	1.05%	1.05%	0.97%
Administrative Class	N/A	1.30 [a]	1.30	1.30	1.30	1.19

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)

2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2013 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans.

a	Annualized for the period April 1, 2010 (inception) through October 31, 2010.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Market conditions produced strong headwinds in fiscal 2013 for the funds in the strategic markets group.

Commodity prices declined, due primarily to slowing demand caused by the modest rate of global economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on commodities, had a return of -12.21%.

U.S. Treasury securities and investment-grade corporate bonds struggled following the indication by the Federal Reserve in May that it would consider reducing its bond-buying program sooner than some investors had expected. Interest rates rose in reaction to the Fed’s signal. In mid-December, the Fed announced that the first reduction in its bond-buying program would begin in January 2014. The broad U.S. taxable, investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned -1.08% in the fiscal year, while inflation-indexed U.S. Treasurys returned -6.39%, as measured by the Barclays U.S. TIPS Index. High-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 8.83%. Money market returns remained barely positive as the Fed continued to hold short-term rates between 0% and 0.25%.

Harbor Strategic Markets Funds

In an environment of weak commodity prices, Harbor Commodity Real Return Strategy Fund posted a return of -15.76% and trailed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 355 basis points, or 3.55 percentage points. (All Harbor returns cited are for each fund’s Institutional Class shares.) Longer term, the Fund has outperformed the index since its inception in 2008.

While investment-grade bonds lost ground in fiscal 2013, Harbor Unconstrained Bond Fund recorded a return of 1.56%. The Fund outperformed the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index by 126 basis points and the Barclays U.S. Aggregate Bond Index by 264 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each strategic markets fund can be found in the pages preceding each fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2013
		Annualized
Strategic Markets	1 Year	5 Years	10 Years	30 Years
Dow Jones-UBS Commodity Total ReturnSM	-12.21%	-0.94%	1.51%	N/A

Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	29.29%	16.14%	8.21%	10.82%
S&P 500 (large cap stocks)	27.18	15.17	7.46	10.95
Russell Midcap® (mid cap stocks)	33.79	19.67	10.35	12.32
Russell 2000® (small cap stocks)	36.28	17.04	9.03	9.72
Russell 3000® Growth	29.16	17.65	7.82	9.87
Russell 3000® Value	28.64	14.12	7.88	11.39

International & Global
MSCI EAFE (ND) (foreign stocks)	26.88%	11.99%	7.71%	9.63%
MSCI World (ND) (global stocks)	25.77	13.34	7.38	9.58
MSCI EM (emerging markets)	6.53	15.39	12.41	N/A

Fixed Income
BofA Merrill Lynch U.S. High-Yield (high-yield bonds)	8.83%	18.03%	8.75%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	-1.08	6.09	4.78	7.82%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.09	0.14	1.69	4.42

Domestic Equity and International Equity

The U.S. stock market delivered strong gains in fiscal 2013. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned over 29%, as markets reacted favorably to modest economic growth, continued accommodation from the Federal Reserve, gradually improving economic data, and growth in corporate profits. Small cap stocks outpaced large caps while there was little difference in performance between growth and value stocks.

2

International equities recorded robust gains in fiscal 2013 against a backdrop of mild inflation, moderate growth and continued monetary easing by many developed country central banks. The MSCI EAFE (ND) Index of stocks in developed international markets moved broadly higher with a return of 26.88%. (All international and global returns are in U.S. dollars.) Emerging markets were not as strong as developed regions, registering a return of less than 7%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 25.77%.

A Long-Term View

The end of the year is a time when many investors evaluate their portfolios, investing goals, and risk tolerance. Such evaluations can be very helpful. As noted elsewhere in this letter, Harbor Funds always encourages investors to take a long-term view with all investments.

Following a period like fiscal 2013, in which equity results were generally very strong while returns of many investment-grade bonds were weak or even negative, it can be easy to become overly focused on the short-term results. No one knows with certainty which investments or markets will go up or down in the short-term. A diversified asset allocation consistent with your long-term financial goals and risk tolerance will help investors navigate the ups and downs of the markets over the long-term. Harbor Funds has a range of actively-managed equity, strategic markets and fixed income funds that can be used in a diversified portfolio to help investors achieve their long-term investment goals.

Thank you for your investment in Harbor Funds.

December 19, 2013

David G. Van Hooser

Chairman

3

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P.O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2008

PIMCO has subadvised the Fund since its inception in 2008.

INVESTMENT GOAL

Seeks maximum real return, consistent with prudent investment management

PRINCIPAL STYLE
CHARACTERISTICS

Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Commodities continued to decline over the 12 months ended October 31, 2013 amid rising uncertainty over growth prospects around the world. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, posted a return of -12.21%. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned -6.39%. Breakeven inflation levels (i.e., the difference between nominal and real yields) narrowed during the period, with breakevens for 5-year and 10-year U.S. Treasury notes narrowing by 19 and 33 basis points, respectively (a basis point represents one-hundredth of a percentage point).

Accommodative monetary policy continued to exert a major influence on bond markets during fiscal 2013, as global central banks maintained their aggressive easing stance. The European Central Bank remained committed to keeping rates low, which helped to stabilize market sentiment as issues in Cyprus and Italian politics broadened the European recession. The Bank of Japan surprised markets by introducing new monetary measures aimed at ending the country’s chronic history of deflation. In the second quarter of calendar 2013, conditions in financial markets deteriorated as investors reacted to signals from the Federal Reserve that it would begin to slow the pace of asset purchases later in the year. At its September meeting, however, the Fed decided to delay tapering and reassured markets that its timing would be dependent on economic data. The yield of the benchmark 10-year U.S. Treasury note closed on October 31 at 2.57%, up 85 basis points from 12 months earlier. The U.S. Treasury yield curve steepened as long-term yields rose and short-term yields fell.

The performance of fixed income spread sectors was mixed. Corporate bonds outpaced like-duration U.S. Treasury securities, while bonds of financial companies significantly outperformed the broader corporate sector amid strong earnings and improving balance sheets. Mortgage-backed securities also outperformed U.S. Treasurys, as accommodative monetary policy and an ongoing housing recovery provided support for the sector. Emerging market external bonds generally underperformed U.S. Treasurys as central bank policies drove volatility in the second quarter, causing a widespread sell-off of risk assets. Municipal bonds, both tax-exempt and taxable Build America Bonds, posted negative returns as negative headlines overshadowed the sector.

PERFORMANCE

Harbor Commodity Real Return Strategy Fund returned -15.76% (Institutional Class) and -15.93% (Administrative Class) for fiscal 2013, compared with the -12.21% return of the Dow Jones-UBS Commodity Index Total ReturnSM benchmark. From a longer-term perspective, the Fund has outperformed the index by more than 300 basis points since its inception in 2008.

The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The following strategies helped returns during fiscal 2013:

•	Implementation of value-added commodity structural strategies.

•	An allocation to non-agency mortgages, as the sector benefited from the ongoing housing recovery.

•	An allocation to bonds of financial companies, as the sector outperformed TIPS.

The following strategies were negative or neutral for returns during fiscal 2013:

•	The use of TIPS collateral, which underperformed U.S. Treasury bills, as breakeven inflation levels narrowed.

•	Exposure to emerging markets, particularly Brazil, as rates rose.

•	Tactical exposure to currencies, in particular the Brazilian real, as the currency depreciated.

4

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	98.9%
Brazil Letras Do Tesouro Nacional	2.0%
Bundesobligation Inflation Linked	1.8%
Citibank Omni Master Trust	0.8%
New South Wales Treasury Corp.	0.8%
BPCE SA	0.7%
Commercial Industrial Finance Corp.	0.7%
Instituto de Credito Oficial	0.7%
Intesa Sanpaolo SpA	0.7%
Italy Buoni Poliennali Del Tesoro	0.7%

OUTLOOK AND STRATEGY

Looking ahead, we are anticipating global economic growth over the next 12 months at a real rate of 2.25% to 2.75%. Our expectations remain below market consensus. In our view, growth will be constrained by side effects of a highly levered global economy, as household balance sheets in developed countries will continue to reduce debt relative to income in the year ahead. We would expect this ongoing de-leveraging to limit the ability of developed economies to achieve the credit traction and breakout growth rates currently expected by the consensus. Furthermore, we believe that the recent rise in global interest rates will result in tighter financial conditions for the most interest-rate-sensitive components of the global economy. Despite persistent structural impediments to growth, however, we see a number of reasons to be cautiously optimistic for growth prospects over the next 12 months. First, fiscal policy in the U.S. and Europe is likely to be less of a drag on global growth in the year ahead. Secondly, measures of global financial wealth have recently increased substantially, which should strengthen private sector confidence in the year ahead. Finally, global central banks will likely continue to use monetary policy to reduce the risk of a major downturn.

With respect to portfolio strategy, we plan to:

•	Maintain a quality bias, investing primarily in U.S. securities and complementing those with smaller allocations to Canada, Brazil, and Mexico.

•

Remain concentrated in the 3-5 year portion of the yield curve, where we see superior opportunities for roll-down and price appreciation, as shorter maturity bonds are stabilized by the Fed’s policy rate. We remain underweight in the long end of the yield curve as longer maturities may not adequately compensate investors for price volatility and longer-term inflation risk.

•

Continue to take advantage of relative value opportunities across mortgage coupons, while maintaining a near-benchmark level of mortgage exposure. We plan to hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure and continue to be a source of relatively attractive yield.

•

Retain an underweight exposure to corporate credit, as we see more favorable risk-adjusted returns in other spread sectors such as non-agency mortgages, emerging markets, and municipal bonds. Individual credits may be added opportunistically and based on issue-specific considerations.

•

Broadly maintain municipal exposure, as the sector offers attractive yields relative to similar U.S. Treasurys. We also will retain our preference for revenue bonds, including taxable Build America Bonds, over tax-backed general obligation bonds.

•

Become increasingly selective in our allocation to emerging markets. We see Brazil and Mexico as high-quality emerging economies with steep yield curves and high real interest rates offering potential return through carry and roll-down.

•

Maintain exposure to longer-dated TIPS given our view that the recent sell-off in inflation-indexed securities has been overdone and that inflation protection now looks relatively attractive over the long term.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor Commodity Real Return Strategy Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029

Cusip	411511397

Ticker	HACMX

Inception Date	09/02/2008

Net Expense Ratio	0.94%[a]

Total Net Assets (000s)	$318,937

ADMINISTRATIVE CLASS

Fund #	2229

Cusip	411511389

Ticker	HCMRX

Inception Date	09/02/2008

Net Expense Ratio	1.19%[a]

Total Net Assets (000s)	$1,142

PORTFOLIO STATISTICS

Average Market Coupon	0.85%

Yield to Maturity	2.53%

Current 30-Day Yield (Institutional Class)	0.81%

Weighted Average Maturity	4.62 years

Weighted Average Duration	4.19 years

Portfolio Turnover (Year Ended 10/31/2013)	532%

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	56.59%

>5 to 10	45.15%

>10 to 15	1.77%

>15 to 20	0.01%

>20 to 25	0.18%

>25 yrs.	-3.70%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 10/31/2013

Total Returns For the periods ended 10/31/2013
Harbor Commodity Real Return Strategy Fund
Institutional Class	-15.76%	5.04%	-4.04%	09/02/2008	$8,080
Administrative Class	-15.93%	4.78%	-4.28%	09/02/2008	$7,979
Comparative Index
Dow Jones-UBS Commodity Total ReturnSM	-12.21%	-0.94%	-7.64%	—	$6,643

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 1.04% (Gross) (Institutional Class); and 1.25% (Net) and 1.29% (Gross) (Administrative Class). The net expense ratios are contractually capped, excluding interest expense incurred by the Fund, if any, until 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Reflects a contractual expense cap in effect through February 28, 2014. Expense cap excludes interest expense incurred by the Fund, if any.

b	Annualized.

6

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—October 31, 2013

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -15.5%)

ASSET-BACKED SECURITIES—4.7%
Principal Amount (000s)		Value (000s)

$213	Ares CLO Funds[1] Series 2006-6RA Cl. A1B 0.483%—03/12/2018[2,3]	$212
203	Argent Securities Inc. Series 2005-W2 Cl. A2B1 0.370%—10/25/2035[2]	199
311	Bayview Financial Acquisition Trust Series 2006-D Cl. 1A2 5.660%—12/28/2036[4]	313
2,600	Citibank Omni Master Trust Series 2009-A14A Cl. A14 2.924%—08/15/2018[2,3]	2,650
433	Commercial Industrial Finance Corp. Series 2006-2A Cl. A1L 0.520%—03/01/2021[2,3]	427
1,700	Series 2007-1A Cl. A1L 0.525%—05/10/2021[2,3]	1,657

		2,084

562	Countrywide Asset-Backed Certificates Series 2005-15 Cl. 1AF6 4.793%—04/25/2036[5]	571
1,471	First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF11 Cl. A2D 0.510%—11/25/2035[2]	1,429
576	Series 2005-FF8 Cl. A2D 0.550%—09/25/2035[2]	571

		2,000

1,200	Hillmark Funding Series 2006-1A Cl. A1 0.513%—05/21/2021[2,3]	1,161
€200	Magi Funding plc Series I-A Cl. A 0.591%—04/11/2021[2,3]	267
$600	People’s Choice Home Loan Securities Trust Series 2005-1 Cl. M4 1.520%—01/25/2035[2]	510
€1,050	SLM Student Loan Trust Series 2003-2 Cl. A5 0.484%—12/15/2023[2]	1,400
299	Series 2002-7X Cl. A5 0.494%—09/15/2021[2]	405

		1,805

$480	Small Business Administration Participation Certificates Series 2007-20K Cl. 1 5.510%—11/01/2027	534
1,200	Stone Tower Capital LLC Series 2007-6A Cl. A1 0.474%—04/17/2021[2,3]	1,166
1,107	Structured Asset Investment Loan Trust Series 2006-BNC2 Cl. A5 0.330%—05/25/2036[2]	814
600	Venture CLO Ltd.[1] Series 2006-7A Cl. A1A 0.472%—01/20/2022[2,3]	585

TOTAL ASSET-BACKED SECURITIES (Cost $14,247)		14,871

COLLATERALIZED MORTGAGE OBLIGATIONS—1.8%
1,848	Banc of America Large Loan Inc. Series 2010-HLTN Cl. HLTN 2.474%—11/15/2015[2,3]	1,849
28	Banc of America Mortgage Securities Inc. Series 2004-1 Cl. 5A1 6.500%—09/25/2033	29
1,614	Bear Stearns Alt-A Trust Series 2004-8 Cl. 1A 0.870%—09/25/2034[2]	1,570
494	Countrywide Alternative Loan Trust Series 2007-5CB Cl. 1A4 0.000%—04/25/2037*	385
€301	Granite Mortgages plc Series 2004-2 Cl. 2A1 0.502%—06/20/2044[2]	405
$172	Harborview Mortgage Loan Trust Series 2005-2 Cl. 2A1A 0.393%—05/19/2035[2]	149
284	Merrill Lynch Mortgage Investors Trust Series 2006-1 Cl. 1A 2.497%—02/25/2036[5]	267
165	Thornburg Mortgage Securities Trust Series 2006-4 Cl. A2B 5.636%—07/25/2036[5]	163
735	Wachovia Mortgage Loan Trust LLC Series 2005-B Cl. 2A4 0.000%—10/20/2035*	646
460	Washington Mutual Mortgage Pass Through Certificates Series 2006-AR1 Cl. 2A1A 1.218%—01/25/2046[2]	442

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,494)		5,905

CORPORATE BONDS & NOTES—2.8%
600	Ally Financial Inc. 3.465%—02/11/2014[2]	605
300	3.652%—06/20/2014[2]	304

		909

800	Banco Santander Brasil SA MTN[6] 2.352%—03/18/2014[2,3]	800
2,100	BPCE SA 1.988%—02/07/2014[2,3]	2,108
1,500	ICICI Bank Ltd. MTN[6] 2.012%—02/24/2014[2,3]	1,501
2,200	Intesa Sanpaolo SpA 2.662%—02/24/2014[2,3]	2,209
300	SLM Corp. MTN[6] 2.278%—11/01/2016[5,7]	291
151	3.138%—04/01/2014[5,7]	151
700	3.961%—03/17/2014[5,7]	695

		1,137

200	Turkiye Garanti Bankasi AS 2.742%—04/20/2016[2,3]	196

TOTAL CORPORATE BONDS & NOTES (Cost $8,760)		8,860

7

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—6.8%
Principal Amount (000s)			Value (000s)
R$	20,200	Brazil Letras Do Tesouro Nacional 0.000%—01/01/2017[8]	$6,383
	€3,908	Bundesobligation Inflation Linked[7] 0.750%—04/15/2018	5,604
	1,600	Instituto de Credito Oficial MTN[6] 1.971%—03/25/2014[2]	2,177
	1,105	Italy Buoni Poliennali Del Tesoro 1.700%—09/15/2018[7]	1,486
	339	2.100%—09/15/2017-09/15/2021[7]	461
	105	3.100%—09/15/2026[7]	145

			2,092

MEX$	800	Mexican Bonos de Proteccion Al Ahorro 3.660%—03/19/2015[2,7]	62
	1,900	3.980%—06/29/2017[2,7]	147
	19,000	4.010%—01/30/2020[2,7]	1,463

			1,672

AUD$	800	New South Wales Treasury Corp. 2.500%—11/20/2035[7]	855
	1,400	2.750%—11/20/2025[7]	1,635

			2,490

NZD$	1,200	New Zealand Government Bond 2.000%—09/20/2025[7]	947
	$100	Petroleos de Venezuela SA 5.000%—10/28/2015	86
	€200	Xunta de Galicia 6.131%—04/03/2018	304

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $21,895)		21,755

MORTGAGE PASS-THROUGH—0.5%
	$556	Federal National Mortgage Association 4.000%—02/01/2041	586
	1,000	Federal National Mortgage Association TBA[9] 3.000%—09/13/2042	985

	TOTAL MORTGAGE PASS-THROUGH (Cost $1,519)		1,571

PURCHASED OPTIONS—0.0%

No. of Contracts
	14	Commodity—Brent Crude Oil Futures $118.750—11/29/2013-12/31/2013	1
	18	Commodity—Crude Oil Futures $130.000—11/15/2013	—
	27	$150.000—11/17/2015	7

			7

	1,800,000	Interest Rate Swap Option 30 year 3.875%—04/14/2014	43

	TOTAL PURCHASED OPTIONS (Premiums Paid/Cost $410)		51

U.S. GOVERNMENT OBLIGATIONS—98.9%
Principal Amount (000s)
	$60,864	U.S. Treasury Inflation Indexed Bonds[7] 0.125%—04/15/2016-01/15/2023	61,214
	21,731	0.125%—04/15/2017[10]	22,485
	11,356	0.375%—07/15/2023	11,362
	18,569	0.500%—04/15/2015	18,961
	35,368	0.625%—07/15/2021-02/15/2043	36,820
	13,257	1.125%—01/15/2021	14,337
	38,902	1.250%—04/15/2014-07/15/2020	42,525
	5,738	1.375%—07/15/2018-01/15/2020	6,326
	17,639	1.625%—01/15/2015-01/15/2018	19,015
	1,898	1.750%—01/15/2028	2,136
	11,501	1.875%—07/15/2019[10]	13,092
	22,253	2.000%—01/15/2014-07/15/2014[10]	22,403
	5,773	2.125%—01/15/2019	6,582
	986	2.375%—01/15/2017	1,095
	5,790	2.500%—07/15/2016	6,392
	2,258	2.625%—07/15/2017	2,568

			287,313

	100	U.S. Treasury Notes 0.125%—07/31/2014	100
	15,677	0.250%—04/30/2014-10/31/2014	15,692
	3,500	0.500%—08/15/2014	3,510
	6,800	0.625%—07/15/2014	6,825
	160	0.750%—12/15/2013-06/15/2014	160
	2,900	1.000%—05/15/2014	2,914

			29,201

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $315,795)		316,514

SHORT-TERM INVESTMENTS—9.6%
	U.S. GOVERNMENT AGENCIES—4.1%
	1,700	Federal Home Loan Bank Discount Notes 0.050%—11/27/2013	1,700
	421	Federal Home Loan Mortgage Corp. Discount Notes 0.100%—07/01/2014	421
	2,398	0.130%—11/05/2013	2,398

			2,819

	3,100	Federal National Mortgage Association Discount Notes 0.125%—01/27/2014	3,099
	5,400	0.140%—11/01/2013	5,400

			8,499

			13,018

	U.S. GOVERNMENT OBLIGATIONS—5.5%
	2,000	U.S. Treasury Bills 0.036%—01/02/2014	2,000
	8,000	0.069%—01/09/2014[10]	7,999
	483	0.085%—02/06/2014[10]	483
	1,800	0.110%—07/24/2014	1,798
	261	0.116%—05/01/2014[10]	261
	41	0.128%—05/29/2014[10]	41
	5,200	0.134%—08/21/2014	5,194

			17,776

	TOTAL SHORT-TERM INVESTMENTS (Cost $30,794)		30,794

	TOTAL INVESTMENTS—125.1% (Cost $398,914)		400,321

	CASH AND OTHER ASSETS, LESS LIABILITIES—(25.1)%		(80,242)

	TOTAL NET ASSETS—100.0%		$320,079

8

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2013

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Mill Wheat Futures (Buy)	8	€—	01/10/2014	$2
Brent Crude Oil Futures (Buy)	14	$14	05/15/2014	20
Brent Crude Oil Futures (Buy)	8	8	11/13/2014	21
Brent Crude Oil Futures (Sell)	4	4	11/11/2013	2
Brent Crude Oil Futures (Sell)	36	36	11/14/2013	31
Brent Crude Oil Futures (Sell)	34	34	08/14/2014	(47)
Brent Crude Oil Futures (Sell)	8	8	02/12/2015	(20)
Crude Oil Futures (Buy)	36	36	11/19/2013	(319)
Crude Oil Futures (Buy)	16	16	11/20/2014	(34)
Crude Oil Futures (Buy)	1	1	11/20/2015	(2)
Crude Oil Futures (Sell)	24	24	05/19/2014	(4)
Crude Oil Futures (Sell)	18	18	05/20/2014	53
Crude Oil Futures (Sell)	8	8	11/19/2014	8
Eurodollar Futures-CME 90 day (Buy)	45	11,250	09/14/2015	8
Eurodollar Futures-CME 90 day (Buy)	2	500	12/14/2015	—
Eurodollar Futures-CME 90 day (Buy)	105	26,250	03/14/2016	(24)
Eurodollar Futures-CME 90 day (Buy)	107	26,750	03/13/2017	27
Gasoline Futures (Buy)	9	378	05/30/2014	9
Interest Rate Swap Futures-CME 30 year (Sell)	3	300	12/16/2013	(16)
Light Sweet Crude Oil Futures (Buy)	34	34	08/19/2014	(4)
Light Sweet Crude Oil Futures (Buy)	8	8	02/19/2015	(6)
Light Sweet Crude Oil Futures (Buy)	6	6	08/20/2015	(3)
Light Sweet Crude Oil Futures (Sell)	5	5	05/19/2015	2
Natural Gas Futures (Buy)	23	230	04/28/2014	(95)
Natural Gas Futures (Buy)	149	1,490	09/26/2014	(728)
Natural Gas Futures (Sell)	172	1,720	03/27/2014	898
Natural Gas Swap Futures (Buy)	13	33	12/29/2015	(4)
Natural Gas Swap Futures (Buy)	13	33	01/27/2016	(4)
Natural Gas Swap Futures (Buy)	13	33	02/25/2016	(6)
Natural Gas Swap Futures (Buy)	13	33	03/29/2016	(10)
Natural Gas Swap Futures (Buy)	13	33	04/27/2016	(10)
Natural Gas Swap Futures (Buy)	13	33	05/26/2016	(9)
Natural Gas Swap Futures (Buy)	13	33	06/28/2016	(9)
Natural Gas Swap Futures (Buy)	13	33	07/27/2016	(8)
Natural Gas Swap Futures (Buy)	13	33	08/29/2016	(8)
Natural Gas Swap Futures (Buy)	13	33	09/28/2016	(8)
Natural Gas Swap Futures (Buy)	13	33	10/27/2016	(6)
Natural Gas Swap Futures (Buy)	13	33	11/28/2016	(3)
Natural Gas Swap Futures (Sell)	8	20	12/27/2013	11
Natural Gas Swap Futures (Sell)	8	20	01/29/2014	10
Natural Gas Swap Futures (Sell)	8	20	02/26/2014	11
Natural Gas Swap Futures (Sell)	8	20	03/27/2014	11
Natural Gas Swap Futures (Sell)	8	20	04/28/2014	11
Natural Gas Swap Futures (Sell)	8	20	05/28/2014	10
Natural Gas Swap Futures (Sell)	8	20	06/26/2014	9
Natural Gas Swap Futures (Sell)	8	20	07/29/2014	9
Natural Gas Swap Futures (Sell)	8	20	08/27/2014	9
Natural Gas Swap Futures (Sell)	8	20	09/26/2014	9
Natural Gas Swap Futures (Sell)	8	20	10/29/2014	8
Natural Gas Swap Futures (Sell)	8	20	11/25/2014	5
Soybean Futures (Buy)	3	15	03/14/2014	(5)
Soybean Futures (Buy)	36	180	05/14/2014	(28)
Soybean Futures (Sell)	44	220	01/14/2014	18
Soybean Meal Futures (Sell)	10	1	12/13/2013	(43)
Sugar Futures (Buy)	11	1,232	06/30/2014	(11)
Sugar Futures (Sell)	11	1,232	02/28/2014	13
U.S. Treasury Bond Futures 30 year (Sell)	3	300	12/19/2013	(3)
U.S. Treasury Note Futures 5 year (Buy)	215	21,500	12/31/2013	538
U.S. Treasury Note Futures 10 year (Buy)	7	700	12/19/2013	(2)
Wheat Futures (Buy)	9	45	12/13/2013	2
Wheat Futures (Buy)	2	10	03/14/2014	(2)
Wheat Futures (Sell)	14	70	12/13/2013	(1)

				$283

9

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2013

Description	Counterparty	Number of Contracts	Strike Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	7,700,000	2.85%	04/14/2014	$92	$(9)
Interest Rate Swap Option 5 year (Call)	Goldman Sachs Group Inc.	4,600,000	1.30	03/17/2014	6	(6)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Group Inc.	4,600,000	1.90	03/17/2014	19	(24)
Interest Rate Swap Option 10 year (Call)	Royal Bank of Scotland plc	12,100,000	2.50	01/27/2014	77	(42)
Interest Rate Swap Option 10 year (Put)	Royal Bank of Scotland plc	12,000,000	3.50	01/27/2014	118	(16)
Commodity—Corn Futures (Call)	CME Group	9	$460.00	11/22/2013	2	(1)
Commodity—Corn Futures (Put)	CME Group	9	400.00	11/22/2013	1	(2)
Commodity—Crude Oil Futures (Call)	CME Group	4	108.00	11/15/2013	2	—
Commodity—Crude Oil Futures (Call)	JP Morgan Chase & Co.	18	140.00	11/11/2013	130	—
Commodity—Crude Oil Futures (Call)	Morgan Stanley & Co. LLC	27	160.00	11/10/2015	170	(7)
Commodity—Gold Futures (Call)	CME Group	1	1,400.00	11/25/2013	—	—
Commodity—Gold Futures (Put)	CME Group	1	1,250.00	11/25/2013	1	(1)
Commodity—Heating Oil Futures (Call)	CME Group	5	3.30	11/29/2013	11	—
Commodity—Heating Oil Futures (Call)	CME Group	5	3.30	12/31/2013	11	—
Commodity—Heating Oil Futures (Call)	JP Morgan Chase & Co.	2	3.30	11/29/2013	3	—
Commodity—Heating Oil Futures (Call)	JP Morgan Chase & Co.	2	3.30	12/31/2013	3	—
Commodity—Natural Gas Futures (Put)	BNP Paribas S.A.	24	4.15	11/22/2013	6	(6)
Commodity—Natural Gas Futures (Call)	Morgan Stanley & Co. LLC	48	4.30	11/25/2013	7	—
Commodity—Natural Gas Futures (Put)	Morgan Stanley & Co. LLC	12	4.15	11/22/2013	2	(3)
Commodity—Natural Gas Futures (Put)	Morgan Stanley & Co. LLC	24	4.20	12/03/2013	5	(9)
Commodity—Platinum Gold Spread (Put)	Deutsche Bank AG	100	0.00	03/04/2014	9	(1)
Commodity—Platinum Gold Spread (Put)	Deutsche Bank AG	200	0.00	10/01/2014	10	(8)
Commodity—Platinum Gold Spread (Put)	Goldman Sachs Group Inc.	250	(3.00)	03/03/2014	21	(4)
Commodity—WTI-Brent Crude Oil Spread Futures (Call)	CME Group	10	(6.00)	05/14/2014	18	(9)
Commodity—WTI-Brent Crude Oil Spread Futures (Call)	CME Group	36	(6.00)	11/13/2013	44	(2)
Commodity—WTI-Brent Crude Oil Spread Futures (Put)	CME Group	1	0.01	11/13/2013	2	(2)
Eurodollar Future Option 3 year (Put)	CME Group	20	97.38	03/14/2014	7	(7)

Total Written Options					$777	$(159)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2013

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	UBS AG	$2,995	$3,007	11/04/2013	$(12)
Australian Dollar (Sell)	UBS AG	2,995	2,949	11/04/2013	(46)
Australian Dollar (Sell)	UBS AG	2,989	3,001	12/03/2013	12
Brazilian Real (Buy)	Credit Suisse Group AG	513	530	11/04/2013	(17)
Brazilian Real (Buy)	Credit Suisse Group AG	600	579	11/04/2013	21
Brazilian Real (Buy)	Deutsche Bank AG	78	79	11/04/2013	(1)
Brazilian Real (Buy)	Goldman Sachs Group Inc.	3	3	11/04/2013	—
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	1,008	1,026	11/04/2013	(18)
Brazilian Real (Buy)	UBS AG	24	24	11/04/2013	—
Brazilian Real (Sell)	Credit Suisse Group AG	1,112	1,132	11/04/2013	20
Brazilian Real (Sell)	Credit Suisse Group AG	510	527	12/03/2013	17
Brazilian Real (Sell)	Deutsche Bank AG	78	79	11/04/2013	1
Brazilian Real (Sell)	Goldman Sachs Group Inc.	3	3	11/04/2013	—
Brazilian Real (Sell)	HSBC Bank USA N.A.	368	363	01/03/2014	(5)
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	1,005	987	11/04/2013	(18)
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	4	4	11/04/2013	—
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	4,514	4,472	01/03/2014	(42)
Brazilian Real (Sell)	UBS AG	23	23	11/04/2013	—
Canadian Dollar (Sell)	Deutsche Bank AG	199	202	12/23/2013	3
Euro Currency (Buy)	Barclays plc	13,167	13,358	11/04/2013	(191)
Euro Currency (Buy)	Barclays plc	352	357	12/03/2013	(5)
Euro Currency (Buy)	Citigroup Inc.	133	130	12/17/2013	3
Euro Currency (Sell)	Barclays plc	1,016	1,013	11/04/2013	(3)
Euro Currency (Sell)	Barclays plc	13,167	13,359	12/03/2013	192
Euro Currency (Sell)	Goldman Sachs Group Inc.	12,151	12,111	11/04/2013	(40)
Japanese Yen (Sell)	HSBC Bank USA N.A.	133	132	11/18/2013	(1)
Mexican Peso (Sell)	JP Morgan Chase & Co.	875	864	12/17/2013	(11)
New Zealand Dollar (Sell)	HSBC Bank USA N.A.	939	941	11/04/2013	2
New Zealand Dollar (Sell)	HSBC Bank USA N.A.	937	941	12/03/2013	4
South African Rand (Sell)	Deutsche Bank AG	116	121	01/15/2014	5

					$(130)

10

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2013

EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	1.000%	09/18/2023	¥660,000	$(130)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.500	09/16/2016	$6,900	38
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/19/2043	3,300	315
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.500	12/18/2043	9,600	(275)

Interest Rate Swaps						$(52)

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	Brazil Cetip Interbank Deposit	Pay	10.910%	01/02/2017	R$	800	$(2)
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		5,300	(7)
JP Morgan Chase & Co.	Brazil Cetip Interbank Deposit	Pay	7.900	01/02/2015		4,900	(34)
Morgan Stanley & Co. LLC	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		5,800	(6)
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.410	01/02/2015		1,500	(1)
UBS AG	Brazil Cetip Interbank Deposit	Pay	8.150	01/02/2017		5,900	(174)
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		400	(1)
Barclays plc	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2021		€1,600	28
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco	Pay	2.150	04/01/2021		200	6
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2021		1,500	18
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco	Pay	2.100	07/25/2021		700	41
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco	Pay	2.108	10/08/2023		2,400	12
Credit Suisse Group AG	French Consumer Price Index Ex Tobacco	Pay	1.950	09/01/2017		200	7
Credit Suisse Group AG	French Consumer Price Index Ex Tobacco	Pay	2.150	04/01/2021		200	8
Credit Suisse Group AG	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2021		400	4
Deutsche Bank AG	French Consumer Price Index Ex Tobacco	Pay	2.000	02/01/2018		100	4
Deutsche Bank AG	French Consumer Price Index Ex Tobacco	Pay	2.150	04/01/2021		200	4
Deutsche Bank AG	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2021		200	2
Goldman Sachs Group Inc.	French Consumer Price Index Ex Tobacco	Pay	2.150	04/01/2021		1,500	48
Morgan Stanley & Co. LLC	French Consumer Price Index Ex Tobacco	Pay	2.000	02/01/2018		600	24
Morgan Stanley & Co. LLC	French Consumer Price Index Ex Tobacco	Pay	2.150	04/01/2021		200	9
Royal Bank of Scotland plc	French Consumer Price Index Ex Tobacco	Pay	2.000	02/01/2018		300	12
Royal Bank of Scotland plc	French Consumer Price Index Ex Tobacco	Pay	2.100	07/25/2021		500	29
Société Générale	French Consumer Price Index Ex Tobacco	Pay	2.100	07/25/2021		300	17
Barclays plc	US CPI Urban Consumers NSA	Receive	2.085	10/11/2017		$2,800	(7)
BNP Paribas S.A.	US CPI Urban Consumers NSA	Receive	2.250	07/15/2017		5,600	(130)
BNP Paribas S.A.	US CPI Urban Consumers NSA	Receive	2.500	07/15/2022		3,600	(112)
Deutsche Bank AG	US CPI Urban Consumers NSA	Receive	2.173	11/01/2018		900	(1)
Deutsche Bank AG	US CPI Urban Consumers NSA	Receive	2.500	07/15/2022		3,200	(105)
Deutsche Bank AG	US CPI Urban Consumers NSA	Receive	2.560	05/08/2023		1,500	(25)
Goldman Sachs Group Inc.	US CPI Urban Consumers NSA	Receive	1.730	04/15/2016		1,600	(2)
Goldman Sachs Group Inc.	US CPI Urban Consumers NSA	Receive	2.415	02/12/2017		1,400	(32)
Goldman Sachs Group Inc.	US CPI Urban Consumers NSA	Receive	2.205	10/11/2018		1,700	(5)
Royal Bank of Scotland plc	US CPI Urban Consumers NSA	Receive	1.930	10/31/2016		6,500	(8)
Royal Bank of Scotland plc	US CPI Urban Consumers NSA	Receive	2.250	07/15/2017		8,200	(189)

Interest Rate Swaps							$(568)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Floating Rate	Pay/Receive Floating Rate	Index	Expiration Date	Notional Amount (000s)	Number of Units (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America Corp.	U.S. Treasury Bills	Receive	Dow Jones-UBS Commodity Index Total ReturnSM	02/18/2014	$42,426	183	$(831)
Credit Suisse Group AG	U.S. Treasury Bills	Receive	Dow Jones-UBS Commodity Index Total ReturnSM	02/18/2014	17,882	70	(355)
Deutsche Bank AG	U.S. Treasury Bills	Receive	Dow Jones-UBS Commodity Index Total ReturnSM	02/18/2014	73,935	287	(1,467)

11

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

TOTAL RETURN SWAPS ON INDICES—Continued

Counterparty	Floating Rate	Pay/Receive Floating Rate	Index	Expiration Date	Notional Amount (000s)	Number of Units (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs Group Inc.	U.S. Treasury Bills	Receive	Dow Jones-UBS Commodity Index Total ReturnSM	02/18/2014	$41,801	143	$(822)
JP Morgan Chase & Co.	U.S. Treasury Bills	Receive	Dow Jones-UBS Commodity Index Total ReturnSM	02/18/2014	7,464	11	56
JP Morgan Chase & Co.	U.S. Treasury Bills	Receive	Dow Jones-UBS Commodity Index Total ReturnSM	02/18/2014	11,513	30	(199)
Morgan Stanley & Co. LLC	U.S. Treasury Bills	Receive	Dow Jones-UBS Commodity Index Total ReturnSM	02/18/2014	105,741	385	(1,638)
Société Générale	U.S. Treasury Bills	Receive	Dow Jones-UBS Commodity Index Total ReturnSM	02/18/2014	25,636	89	(496)

Total Return Swaps on Indices							$(5,752)

TOTAL RETURN SWAPS ON COMMODITIES

Counterparty	Reference Entity or Assets	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley & Co. LLC	European Low Sulfur Fuel Oil vs. Brent Crude Oil Spread	Pay	$(13.750)	11/30/2013	3,000	$(5)
Morgan Stanley & Co. LLC	European Low Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(6.525)	12/31/2013	4,000	35
Morgan Stanley & Co. LLC	European Low Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(6.800)	12/31/2013	2,000	17
Citigroup Inc.	Gas Oil vs. Brent Crude Oil Spread	Receive	17.880	12/31/2014	1,200	2
Citigroup Inc.	Gas Oil vs. Brent Crude Oil Spread	Receive	17.760	12/31/2014	1,200	2
Deutsche Bank AG	Gas Oil vs. Brent Crude Oil Spread	Pay	17.000	12/31/2014	3,000	(2)
Goldman Sachs Group Inc.	Gas Oil vs. Brent Crude Oil Spread	Receive	18.000	12/31/2014	2,400	4
Goldman Sachs Group Inc.	Gas Oil vs. Brent Crude Oil Spread	Receive	17.700	12/31/2014	1,200	2
Morgan Stanley & Co. LLC	Gas Oil vs. Brent Crude Oil Spread	Pay	15.650	11/30/2013	3,000	—
Morgan Stanley & Co. LLC	Gas Oil vs. Brent Crude Oil Spread	Receive	17.600	12/31/2013	2,000	4
Morgan Stanley & Co. LLC	Gas Oil vs. Brent Crude Oil Spread	Receive	17.675	12/31/2013	4,000	9
Morgan Stanley & Co. LLC	Gas Oil vs. Brent Crude Oil Spread	Pay	16.920	12/31/2014	3,000	(2)
Citigroup Inc.	Jet Fuel vs. ICE Gas Oil Spread	Receive	960.000	12/31/2014	3,384	(48)
Deutsche Bank AG	Natural Gas Futures	Pay	7.200	12/31/2019	24,000	(57)
Citigroup Inc.	Rotterdam Gasoil vs. ICE Gas Oil Spread	Pay	901.750	12/31/2014	3,600	76
Citigroup Inc.	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(10.750)	12/31/2014	1,200	4
Citigroup Inc.	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(10.100)	12/31/2014	1,200	5
Deutsche Bank AG	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Pay	(13.650)	12/31/2014	3,000	(2)
Goldman Sachs Group Inc.	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(10.100)	12/31/2014	1,200	5
Goldman Sachs Group Inc.	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(11.000)	12/31/2014	2,400	8
Morgan Stanley & Co. LLC	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Pay	(13.650)	12/31/2014	3,000	(2)
Deutsche Bank AG	Wheat Futures December 2014	Receive	711.000	11/21/2014	5,000	—
Deutsche Bank AG	Wheat Futures July 2014	Receive	696.500	06/20/2014	5,000	1
Deutsche Bank AG	Wheat Futures March 2015	Pay	1,429.000	02/19/2015	10,000	—

Total Return Swaps on Commodities						$56

VARIANCE SWAPS ON COMMODITIES

Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Copper Futures March 2014	Receive	$0.048	03/04/2014	$61	$1
Deutsche Bank AG	Copper Futures March 2014	Receive	0.048	03/04/2014	80	(1)
Deutsche Bank AG	Copper Futures March 2014	Receive	0.051	03/04/2014	100	(2)

12

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

VARIANCE SWAPS ON COMMODITIES—Continued

Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs Group Inc.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	$0.036	11/29/2013	$430	$(6)
Goldman Sachs Group Inc.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.059	01/09/2014	190	3
Goldman Sachs Group Inc.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.052	08/06/2014	330	3
JP Morgan Chase & Co.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.029	11/27/2013	420	(12)
JP Morgan Chase & Co.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.076	09/30/2014	320	10
Morgan Stanley & Co. LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.037	11/27/2013	249	(3)
Morgan Stanley & Co. LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.054	04/21/2016	520	(3)
Société Générale	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.035	11/27/2013	270	(4)
Société Générale	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.035	11/27/2013	270	(4)
Goldman Sachs Group Inc.	London Platinum & Palladium Market Platinum PM Fixing Price/USD	Pay	0.048	01/24/2014	70	—
Goldman Sachs Group Inc.	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Receive	0.090	11/29/2013	270	4
Morgan Stanley & Co. LLC	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Receive	0.090	11/27/2013	160	2
Morgan Stanley & Co. LLC	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Receive	0.092	04/21/2016	400	8
Société Générale	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Receive	0.087	11/27/2013	170	3
Société Générale	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Receive	0.088	11/27/2013	170	2
Deutsche Bank AG	Primary Aluminum Futures March 2014	Pay	0.040	03/04/2014	100	1
Deutsche Bank AG	Primary Aluminum Futures March 2014	Pay	0.076	03/04/2014	159	1

Variance Swaps on Commodities						$3

VARIANCE SWAPS ON INDICES

Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	S&P 500 Index	Pay	$0.075	12/20/2013	$900	$54
Goldman Sachs Group Inc.	S&P 500 Index	Pay	0.073	12/20/2013	1,000	59
Goldman Sachs Group Inc.	S&P 500 Index	Pay	0.040	10/17/2014	530	(1)

Variance Swaps on Indices						$112

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	Centex Corp. 5.250% due 06/15/2015	Buy	1.000%	06/20/2014	0.081%	$(6)	$(12)	$900	$6
BNP Paribas S.A.	Intesa Sanpaolo SpA 4.750% due 06/15/2017	Buy	3.000	03/20/2014	0.301	(31)	88	2,200	(119)
JP Morgan Chase & Co.	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	09/20/2015	1.662	(3)	(9)	300	6

Credit Default Swaps									$(107)

Total Swaps									$(6,308)

13

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$14,871	$—	$14,871
Collateralized Mortgage Obligations	—	5,905	—	5,905
Corporate Bonds & Notes	—	8,860	—	8,860
Foreign Government Obligations	—	21,755	—	21,755
Mortgage Pass-Through	—	1,571	—	1,571
Purchased Options	51	—	—	51
U.S. Government Obligations	—	316,514	—	316,514
Short-Term Investments
U.S. Government Agencies	—	13,018	—	13,018
U.S. Government Obligations	—	17,776	—	17,776

Total Investments in Securities	$51	$400,270	$—	$400,321

Financial Derivative Instruments—Assets
Forward Currency Contracts	$—	$280	$—	$280
Futures Contracts	1,765	—	—	1,765
Swap Agreements	—	1,019	—	1,019

Total Financial Derivative Instruments—Assets	$1,765	$1,299	$—	$3,064

Liability Category
Financial Derivative Instruments—Liabilities
Forward Currency Contracts	$—	$(410)	$—	$(410)
Futures Contracts	(1,482)	—	—	(1,482)
Swap Agreements	—	(7,327)	—	(7,327)
Written Options	(23)	(136)	—	(159)

Total Financial Derivative Instruments—Liabilities	$(1,505)	$(7,873)	$—	$(9,387)

Total Investments	$311	$393,696	$—	$394,007

There were no Level 3 holdings at October 31, 2013 or 2012.

Of the Level 1 investments presented above, certain Written Options valued at $—a were categorized in Level 2 at October 31, 2012. Transfers from Level 2 to Level 1 were the result of exchange traded products where quoted prices from an active market were not available (Level 2), and have become available (Level 1).

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

14

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

*	Security in Default.

1	CLO after the name of a security stands for Collateralized Loan Obligations.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2013.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2013, the aggregated fair value of these securities was $16,788 or 5% of net assets.

4	Step coupon security.

5	Variable rate security. The stated rate represents the rate in effect at October 31, 2013.

6	MTN after the name of a security stands for Medium Term Note.

7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	Zero coupon bond.

9	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2013. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 of the accompanying Notes to Financial Statements.)

10	At October 31, 2013, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate market value of $66,764 or 21% of net assets.

a	Rounds to less than $1,000.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

g	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

AUD$	Australian Dollar.

R$	Brazilian Real.

€	Euro.

¥	Japanese Yen.

MEX$	Mexican Peso.

NZD$	New Zealand Dollar.

The accompanying notes are an integral part of the Financial Statements.

15

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P.O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Chris Dialynas

Since 2010

PIMCO has subadvised the Fund since its inception in 2010.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

Broad range of fixed income instruments without benchmark constraints or significant sector/ instrument limitations

Chris Dialynas

Management’s Discussion of

Fund Performance

MARKET REVIEW

Fixed income markets continued to be largely influenced by economic policy over the 12 months ended October 31, 2013, as global central banks continued their aggressive monetary policy stance. The European Central Bank remained committed to keeping rates low, which helped to stabilize market sentiment as issues in Cyprus and Italian politics broadened the European recession. Meanwhile, the Bank of Japan surprised markets by introducing new monetary measures aimed at ending the country’s chronic history of deflation. In the second quarter of calendar 2013, conditions in financial markets deteriorated as investors reacted to signals from the Federal Reserve that it would begin to slow the pace of asset purchases later in the year. However, at its September meeting, the Fed decided to delay tapering and reassured markets that the timing of eventual tapering will be dependent on economic data. The yield of the benchmark 10-year U.S. Treasury note closed on October 31 at 2.57%, up 85 basis points, or 0.85 percentage point, from 12 months earlier. The U.S. Treasury yield curve steepened as long-term yields rose and short-term yields fell.

Fixed income spread sectors posted mixed performance over the fiscal year. Corporate bonds outpaced like-duration U.S. Treasurys, while bonds of financial companies significantly outperformed the broader corporate sector amid strong earnings and improving balance sheets. Mortgage-backed securities also outperformed U.S. Treasury securities on a like-duration basis, as accommodative monetary policy and an ongoing housing recovery provided support for the sector. Emerging market external bonds generally underperformed U.S. Treasurys as central bank policies drove volatility in the second quarter, causing a widespread sell-off of risk assets. Municipal bonds, both tax-exempt and taxable Build America Bonds, posted negative returns as negative headlines overshadowed the sector.

PERFORMANCE

Harbor Unconstrained Bond Fund posted positive returns for the 12 months ended October 31, 2013. The Fund returned 1.56% (Institutional Class) and 1.30% (Administrative Class). For the same period, the Bank of America Merrill Lynch USD 3-Month LIBOR Constant Maturity Index returned 0.30% and the Barclays U.S. Aggregate Bond Index returned -1.08%.

The following strategies helped returns:

•	An emphasis on non-agency mortgages, as the sector benefited from the ongoing housing recovery.

•	A focus on the Financials sector, as it outpaced the broader corporate market amid continued monetary easing.

•	An allocation to municipal bonds, particularly Build America Bonds, as the sector outperformed like-duration Treasurys during the first half of the fiscal year.

•	Tactical exposure to currencies.

The following strategies were negative or neutral for returns:

•	Exposure to U.S. duration, as prices of Treasury securities declined.

•	Exposure to emerging markets, particularly Brazil, as interest rates there rose.

16

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	50.3%
Countrywide Asset-Backed Certificates	5.4%
Federal National Mortgage Association	5.3%
Government National Mortgage Association	4.3%
Australia Government Bond	3.7%
Government National Mortgage Association TBA	2.3%
Bear Stearns Asset Backed Securities Trust	1.8%
Wachovia Bank Commercial Mortgage Trust	1.5%
Mexico Cetes	1.4%
Banc of America Large Loan Inc.	1.2%

•	Diversified interest rate exposure to developed countries outside the U.S., particularly Australia, as bond prices in those markets fell.

•	Strategies that would benefit from a widening of high-yield corporate spreads, as high-yield spreads tightened.

•	An allocation to Treasury Inflation-Protected Securities (“TIPS”) amid a widespread sell-off in May and June.

OUTLOOK AND STRATEGY

We expect the global economy to grow at a real rate of 2.25% to 2.75% over the next 12 months. Our expectations remain below market consensus. We believe that growth will be constrained by side effects of a highly levered global economy. We expect household balance sheets in developed countries to continue to reduce debt relative to income in the year ahead, which should limit the ability of developed economies to achieve the credit traction and breakout growth rates currently expected by the consensus. Furthermore, we believe the recent rise in global interest rates will result in tighter financial conditions for the most interest-rate-sensitive components of the global economy. In spite of persistent structural impediments to robust economic growth, we see a number of reasons to be cautiously optimistic for growth prospects over the next 12 months. First, fiscal policy in the U.S. and Europe is likely to be less of a drag on global growth, in our view. Secondly, measures of global financial wealth have recently increased substantially, which should strengthen private sector confidence in the year ahead. Finally, global central banks will likely continue to use monetary policy to reduce the risk of a major downturn.

With respect to portfolio strategy, we plan to:

•

Maintain a focus on the front end of the yield curve versus the long end as longer maturities may not adequately compensate investors for price volatility and longer-term inflation risk. This is consistent with our expectation that Federal Reserve accommodation will continue for an extended period, thereby anchoring the front end of the curve while generating uncertainty on the long end.

•

With valuations of agency mortgage-backed securities increasing following the Fed’s September decision, we have reduced our positions in the sector. We continue to monitor this sector for relative-value opportunities.

•	Selectively look for opportunities to add to non-agency mortgage-backed securities, which we believe continue to offer potentially attractive returns relative to other fixed income sectors.

•

Remain conservative in our overall corporate positioning, while favoring certain sectors such as financials. Within high-yield credit, continue to hold attractively-valued individual issues, while staying cautious of the sector as a whole. Individual credits may be added opportunistically and based on issue-specific considerations.

•

Broadly maintain municipal exposure, as the sector offers attractive yields relative to similar Treasurys. We also will retain our preference for revenue bonds, including taxable Build America Bonds, over tax-backed general obligation bonds.

•

Become increasingly selective in our allocation to emerging markets. We see Brazil and Mexico as high-quality emerging economies with steep yield curves and high real interest rates offering potential return through carry and roll-down.

•

Maintain exposure to longer-dated TIPS given our view that the recent sell-off in the inflation-indexed securities has been overdone and that inflation protection now looks relatively attractive over the long term.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Employing an unconstrained investment approach, the Fund may be exposed to certain types of securities, credit qualities, maturities, countries and regions not reflected in other fixed income indices. For example, high-yield, or below investment grade, securities carry a higher degree of credit risk, and may be speculative and more volatile. Investing in emerging markets may entail risk due to foreign economic and political developments. Also, foreign currency exposure can entail significant volatility and this may be amplified with the currencies of developing countries. As a result, investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods, due to the unconstrained nature of the Fund’s investment approach.

17

Harbor Unconstrained Bond Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2032

Cusip	411512817

Ticker	HAUBX

Inception Date	04/01/2010

Net Expense Ratio	1.05%[a]

Total Net Assets (000s)	$42,054

ADMINISTRATIVE CLASS

Fund #	2232

Cusip	411512791

Ticker	HRUBX

Inception Date	04/01/2010

Net Expense Ratio	1.30%[a]

Total Net Assets (000s)	$1,225

PORTFOLIO STATISTICS

Average Market Coupon	0.19%

Yield to Maturity	0.13%

Current 30-Day Yield (Institutional Class)	0.19%

Weighted Average Maturity	0.15 years

Weighted Average Duration	0.14 years

Portfolio Turnover (Year Ended 10/31/2013)	1,440%

MATURITY PROFILE (% of investments)

0 to 1 yr.	91.21%

>1 to 5	11.21%

>5 to 10	-9.06%

>10 to 15	5.21%

>15 to 20	0.32%

>20 to 25	5.51%

>25 yrs.	-4.40%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity Index and Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 04/01/2010 through 10/31/2013

Total Returns For the periods ended 10/31/2013
Harbor Unconstrained Bond Fund
Institutional Class	1.56%	N/A	3.53%	04/01/2010	$11,323
Administrative Class	1.30%	N/A	3.25%	04/01/2010	$11,217
Comparative Indices
BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity	0.30%	N/A	0.36%	—	$10,131
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.31%	—	$11,635

As stated in the Fund’s current prospectus, the expense ratios were 1.07% (Net) and 1.45% (Gross) (Institutional Class); and 1.32% (Net) and 1.70% (Gross) (Administrative Class). The net expense ratios are contractually capped, excluding interest expense incurred by the Fund, if any, until 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Reflects a contractual expense cap in effect through February 28, 2014. Expense cap excludes interest expense incurred by the Fund, if any.

b	Annualized.

18

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -1.4%)

ASSET-BACKED SECURITIES—13.7%
Principal Amount (000s)		Value (000s)
€266	Avoca Capital Series III-X Cl. A 0.591%—09/15/2021[1]	$356
$997	Bear Stearns Asset Backed Securities Trust Series 2007-SD2 Cl. 2A1 0.570%—09/25/2046[1]	800
46	Belle Haven ABS CLO Ltd.[2] Series 2004-1A Cl. A1ST 0.602%—11/03/2044[1,3]	22
94	Series 2004-1A Cl. A1SB 0.642%—11/03/2044[1,3]	45

		67

400	Countrywide Asset-Backed Certificates Series 2007-2 Cl. 2A3 0.310%—08/25/2037[1]	297
400	Series 2007-11 Cl. 2A3 0.360%—06/25/2047[1]	306
2,100	Series 2006-6 Cl. 2A3 0.450%—09/25/2036[1]	1,675
100	Series 2006-1 Cl. AF5 5.527%—07/25/2036[4]	70

		2,348

186	Credit-Based Asset Servicing and Securitization LLC Series 2007-CB3 Cl. A3 0.000%—03/25/2037*	99
186	Series 2007-CB3 Cl. A4 0.000%—03/25/2037*	100

		199

609	First Franklin Mortgage Loan Trust Series 2004-FF8 Cl. M3 1.595%—10/25/2034[1]	428
93	Huntington CLO Ltd.[2] Series 2005-1A Cl. A1A 0.508%—11/05/2040[1,3]	83
58	Indymac Residential Asset Backed Trust Series 2007-B Cl. 2A2 0.330%—07/25/2037[1]	37
200	JP Morgan Mortgage Acquisition Corp. Series 2006-CW1 Cl. A5 0.410%—05/25/2036[1]	146
735	Morgan Stanley ABS Capital I Series 2007-HE2 Cl. A2B 0.260%—01/25/2037[1]	404
93	Series 2007-NC1 Cl. A2C 0.310%—11/25/2036[1]	53

		457

$89	Newcastle CLO V Ltd.[2] Series 2004-5A Cl. 1 0.590%—12/24/2039[1,3]	$86
75	Ownit Mortgage Loan Asset Backed Certificates Series 2006-4 Cl. A2C 0.320%—05/25/2037[1]	47
64	Securitized Asset Backed Receivables LLC Trust Series 2004-OP1 Cl. M1 0.935%—02/25/2034[1]	59
170	Sierra Madre Funding Ltd. Series 2004-1A Cl. A1A 0.554%—09/07/2039[1,3]	123
396	Series 2004-1A Cl. ALTB 0.574%—09/07/2039[1,3]	288

		411

61	SLC Student Loan Trust Series 2009-AA Cl. A 4.750%—06/15/2033[1,3]	56
139	SLM Student Loan Trust Series 2010-A Cl. 2A 3.424%—05/16/2044[1,3]	146
100	Stone Tower Capital LLC Series 2007-6A Cl. A1 0.474%—04/17/2021[1,3]	97
56	Structured Asset Investment Loan Trust Series 2005-8 Cl. A4 0.530%—10/25/2035[1]	55
90	Triaxx Prime CLO[2] Series 2007-1A Cl. A1D 0.428%—10/02/2039[1,3]	71

TOTAL ASSET-BACKED SECURITIES (Cost $4,391)		5,949

BANK LOAN OBLIGATIONS—0.8%
100	HJ Heinz Co. Term Loan B2 3.500%—06/05/2020[5]	101
250	Springleaf Financial Funding Co. Term Loan B2 4.750%—09/30/2019[5,12]	253

TOTAL BANK LOAN OBLIGATIONS (Cost $349)		354

COLLATERALIZED MORTGAGE OBLIGATIONS—7.3%
49	American Home Mortgage Assets Trust Series 2006-2 Cl. 1A1 1.108%—09/25/2046[1]	36
25	Banc of America Alternative Loan Trust Series 2003-2 Cl. CB1 5.750%—04/25/2033	27
80	Banc of America Funding Corp. Series 2007-D Cl. 1A4 0.403%—06/20/2047[1]	75
17	Series 2004-A Cl. 4A1 2.834%—06/20/2032[5]	17

		92

528	Banc of America Large Loan Inc. Series 2010-HLTN Cl. HLTN 2.474%—11/15/2015[1,3]	528
73	BCAP LLC Trust Series 2011 Cl. RR5 5.250%—06/26/2036[3]	65

19

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
$43	Bear Stearns Adjustable Rate Mortgage Trust Series 2005-5 Cl. A2 2.250%—08/25/2035[1]	$43
	Series 2004-10 Cl. 15A1
10	2.677%—01/25/2035[5]	10
	Series 2005-1 Cl. 4A1
21	5.053%—03/25/2035[5]	20

		73

€141	Berica ABS Srl Series 2011-1 Cl. A1 0.521%—12/30/2055[1]	185
$69	Citigroup Mortgage Loan Trust Inc. Series 2005-3 Cl. 1A1 1.749%—08/25/2035[5]	65
39	First Horizon Asset Securities Inc. Series 2005-AR4 Cl. 2A1 2.587%—10/25/2035[5]	34
€7	Granite Mortgages plc Series 2003-3 Cl. 2A 0.604%—01/20/2044[1]	10
	Series 2004-3 Cl. 3A2
£66	0.898%—09/20/2044[1]	105

		115

$25	Impac CMB Trust Series 2004-4 Cl. 1A1 0.810%—09/25/2034[1]	23
12	Indymac Index Mortgage Loan Trust Series 2004-AR6 Cl. 5A1 2.522%—10/25/2034[5]	11
22	JP Morgan Alternative Loan Trust Series 2006-A3 Cl. 1A3 0.320%—07/25/2036[1]	21
89	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8 Cl. 1A1 5.397%—05/15/2045	98
337	JP Morgan Mortgage Trust Series 2006-A2 Cl. 1A1 2.850%—04/25/2036[5]	291
	Series 2006-S2 Cl. 2A2
15	5.875%—06/25/2021	15

		306

11	MASTR Adjustable Rate Mortgages Trust Series 2004-4 Cl. 3A1 2.233%—05/25/2034[5]	11
183	Merrill Lynch Mortgage Investors Trust Series 2003-H Cl. A3A 2.035%—01/25/2029[5]	182
175	Morgan Stanley Capital I Trust Series 2007-IQ14 Cl. A1A 5.665%—04/15/2049[5]	193
62	Structured Asset Securities Corp. Series 2005-16 Cl. 1A2 5.500%—09/25/2035	62
74	Wachovia Bank Commercial Mortgage Trust Series 2007-WHL8 Cl. A1 0.254%—06/15/2020[1,3]	73
	Series 2007-C32 Cl. A1A
373	5.733%—06/15/2049[5]	415
	Series 2006-C27 Cl. 1A1
58	5.749%—07/15/2045[5]	64
	Series 2007-C33 Cl. 1A1
87	5.925%—02/15/2051[5]	94

		646

$14	Washington Mutual Mortgage Pass Through Certificates Series 2005-AR6 Cl. 2A1A 0.400%—04/25/2045[1]	$13
	Series 2005-AR9 Cl. A1A
57	0.490%—07/25/2045[1]	55
	Series 2007-HY3 Cl. 2A1
123	0.000%—03/25/2037*	106
	Series 2007-HY4 Cl. 3A1
215	4.800%—04/25/2037[5]	201

		375

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,935)		3,148

CONVERTIBLE BONDS—1.0%
(Cost $400)
400	Electronic Arts Inc. 0.750%—07/15/2016	445

CORPORATE BONDS & NOTES—7.8%
100	Abbey National Treasury Services plc 4.000%—04/27/2016	107
100	Ally Financial Inc. 3.652%—06/20/2014[1]	101
200	Banco Santander Brasil SA MTN[6] 2.352%—03/18/2014[1,3]	200
100	Bank of America Corp. 6.500%—08/01/2016	114
100	Banque PSA Finance SA 2.144%—04/04/2014[1,3]	100
300	BRF—Brasil Foods SA 5.875%—06/06/2022[3]	313
100	Citigroup Inc. 1.198%—07/25/2016[1]	101
400	Community Health Systems Inc. 5.125%—08/15/2018	417
100	Goldman Sachs Group Inc. MTN[6] 5.375%—03/15/2020	113
100	International Lease Finance Corp. 6.500%—09/01/2014[3]	105
£100	LBG Capital No. 1 plc 7.869%—08/25/2020	171
$100	Morgan Stanley 5.750%—01/25/2021	115
100	Morgan Stanley MTN[6] 7.300%—05/13/2019	122
100	Reynolds Group Issuer Inc. 6.875%—02/15/2021	109
300	SLM Corp. MTN[6] 0.538%—01/27/2014[1]	299
100	Verizon Communications Inc. 3.650%—09/14/2018	106
100	6.400%—09/15/2033	114
100	6.550%—09/15/2043	116

		336

100	Volkswagen International Finance NV 1.875%—04/01/2014[3]	100
50	Wynn Las Vegas LLC 7.750%—08/15/2020	57
400	Wynn Macau Ltd. 5.250%—10/15/2021[3]	410

TOTAL CORPORATE BONDS & NOTES (Cost $3,225)		3,390

20

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—6.4%
Principal Amount (000s)			Value (000s)
AUD$	100	Australia Government Bond 2.750%—04/21/2024	$84
	300	3.250%—04/21/2025	261
	1,200	5.500%—12/15/2013-04/21/2023	1,251

			1,596

R$	300	Brazil Letras Do Tesouro Nacional 0.000%—01/01/2017[7]	95
MEX$	930	Mexican Bonos 6.500%—06/10/2021	75
	1,800	10.000%—12/05/2024	183

			258

	7,700	Mexico Cetes 0.000%—01/30/2014-02/06/2014[7]	585
		Vnesheconombank Via Veb Finance plc
	$200	6.025%—07/05/2022[3]	213

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,762)		2,747

MORTGAGE PASS-THROUGH—12.1%
	99	Federal Home Loan Mortgage Corp. 1.577%—10/25/2021[5]	10
	9	Federal National Mortgage Association 2.312%—07/01/2032[1]	9
	150	2.500%—08/01/2022	154
	1,560	4.000%—11/19/2027-11/01/2041	1,652
	461	4.500%—06/01/2019-02/01/2026	490

			2,305

	33	Federal National Mortgage Association REMIC[8] 0.290%—03/25/2034[1]	33
	1,847	Government National Mortgage Association 2.500%—07/15/2027-02/15/2028	1,870
	1,000	Government National Mortgage Association TBA[9] 3.000%—11/20/2042	997

	TOTAL MORTGAGE PASS-THROUGH (Cost $5,250)		5,215

MUNICIPAL BONDS—1.5%
	100	Buckeye Tobacco Settlement Financing Authority 5.875%—06/01/2047	77
	100	6.000%—06/01/2042	78

			155

	100	California State 7.600%—11/01/2040	137
	200	New York City NY 5.887%—12/01/2024	235
	100	Whiting IN 5.250%—01/01/2021	116

	TOTAL MUNICIPAL BONDS (Cost $545)		643

PURCHASED OPTIONS—0.3%

No. of Contracts
	752,000	Currency Option U.S. Dollar vs. Brazilian Real $1.956—02/13/2014-10/31/2014	14
	3,586,000	Currency Option U.S. Dollar vs. Chinese Yuan $6.354—11/04/2013-06/04/2014	20
	96,000	Currency Option U.S. Dollar vs. Indian Rupee $53.500—02/28/2014	—
	800,000	Currency Option U.S. Dollar vs. Russian Ruble $30.000—02/13/2014	$1
	300,000	Interest Rate Swap Option 10 year 3.000%—03/07/2014	3
	2,200,000	Interest Rate Swap Option 30 year 3.300%—01/31/2014-10/15/2015	78
	200,000	3.800%—12/18/2013	—
	200,000	4.350%—02/29/2016	12

			90

	TOTAL PURCHASED OPTIONS (Premiums Paid/Cost $197)		128

U.S. GOVERNMENT AGENCIES—0.2%
Principal Amount (000s)
	(Cost $89)
	$100	Residual Funding Corp. 0.000%—10/15/2019[7]	89

U.S. GOVERNMENT OBLIGATIONS—50.3%
	100	U.S. Treasury Bonds 2.750%—11/15/2042	84
	100	2.875%—05/15/2043	86
	100	3.125%—11/15/2041	91
	200	3.500%—02/15/2039	199
	100	3.875%—08/15/2040	105
	500	4.375%—02/15/2038	572
	300	6.250%—08/15/2023[10]	399
	100	7.500%—11/15/2024	147

			1,683

	203	U.S. Treasury Inflation Indexed Bonds[11] 0.125%—01/15/2023	198
	828	0.750%—02/15/2042	718
	322	1.250%—07/15/2020	354
	107	2.125%—02/15/2041	128

			1,398

	100	U.S. Treasury Notes 0.125%—12/31/2014	100
	4,000	0.250%—05/31/2014-09/15/2014	4,003
	400	1.000%—09/30/2016-06/30/2019	400
	11,700	1.375%—07/31/2018-09/30/2018	11,752
	200	1.875%—09/30/2017-10/31/2017	207
	500	2.000%—11/15/2021-02/15/2022	492
	200	2.125%—08/15/2021	200
	100	2.250%—07/31/2018	105
	1,300	2.625%—01/31/2018	1,384
	50	3.625%—08/15/2019	56

			18,699

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $21,979)		21,780

21

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—3.7%
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$1,300	Repurchase Agreement with Citigroup Inc. dated October 31, 2013 due November 01, 2013 at 0.130% collateralized by U.S. Treasury Notes (market value $1,327)	$1,300
299	Repurchase Agreement with State Street Corp. dated October 31, 2013 due November 01, 2013 at 0.000% collateralized by Federal National Mortgage Association Notes (market value $306)	299

TOTAL SHORT-TERM INVESTMENTS (Cost $1,599)		1,599

TOTAL INVESTMENTS—105.1% (Cost $43,721)		45,487

CASH AND OTHER ASSETS, LESS LIABILITIES—(5.1)%		(2,208)

TOTAL NET ASSETS—100.0%		$43,279

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2013

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Oat Futures (Sell)	17	€1,700	12/06/2013	$(101)
United Kingdom Pound Sterling Interest Rate-3 month (Buy)	5	£625	06/17/2015	2
Eurodollar Futures-CME 90 day (Buy)	12	$3,000	12/14/2015	(1)
U.S. Treasury Bond Futures 30 year (Sell)	4	400	12/19/2013	(22)
U.S. Treasury Note Futures 10 year (Sell)	19	1,900	12/19/2013	(78)

				$(200)

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2013

Description	Counterparty	Number of Contracts	Strike Rate	Expiration Date	Premiums Received (000s)	Value (000s)
Credit Default Swap Option 5 year (Put)	JP Morgan Chase & Co.	700,000	1.00%	01/15/2014	$2	$—
Credit Default Swap Option 5 year (Put)	JP Morgan Chase & Co.	700,000	1.00	02/19/2014	2	(1)
Credit Default Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	400,000	1.00	03/19/2014	—	—
Interest Rate Swap Option 5 year (Put)	Bank of America Corp.	400,000	3.00	10/15/2015	11	(8)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	400,000	1.80	01/31/2014	5	—
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Group Inc.	400,000	3.00	10/15/2015	10	(8)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	800,000	3.53	02/29/2016	10	(15)

Total Written Options					$40	$(32)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2013

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Credit Suisse Group AG	$48	$49	11/04/2013	$(1)
Australian Dollar (Buy)	UBS AG	1,970	1,978	11/04/2013	(8)
Australian Dollar (Sell)	Deutsche Bank AG	2,018	1,997	11/04/2013	(21)
Australian Dollar (Sell)	UBS AG	1,966	1,974	12/03/2013	8
Brazilian Real (Buy)	Bank of America Corp.	17	19	02/18/2014	(2)
Brazilian Real (Buy)	BNP Paribas S.A.	23	25	02/18/2014	(2)
Brazilian Real (Buy)	Credit Suisse Group AG	40	41	11/04/2013	(1)
Brazilian Real (Buy)	Credit Suisse Group AG	116	120	11/04/2014	(4)
Brazilian Real (Buy)	Deutsche Bank AG	16	16	11/04/2013	—
Brazilian Real (Buy)	Goldman Sachs Group Inc.	33	34	11/04/2013	(1)

22

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	Goldman Sachs Group Inc.	$23	$25	02/18/2014	$(2)
Brazilian Real (Buy)	JP Morgan Chase & Co.	4	4	11/04/2013	—
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	21	22	11/04/2013	(1)
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	18	18	11/04/2013	—
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	58	60	11/04/2014	(2)
Brazilian Real (Buy)	UBS AG	48	50	11/04/2014	(2)
Brazilian Real (Sell)	Bank of America Corp.	17	19	02/18/2014	2
Brazilian Real (Sell)	Credit Suisse Group AG	39	40	11/04/2013	1
Brazilian Real (Sell)	Credit Suisse Group AG	39	40	12/03/2013	1
Brazilian Real (Sell)	Credit Suisse Group AG	116	120	11/04/2014	4
Brazilian Real (Sell)	Deutsche Bank AG	16	16	11/04/2013	—
Brazilian Real (Sell)	Deutsche Bank AG	16	16	12/03/2013	—
Brazilian Real (Sell)	Goldman Sachs Group Inc.	33	34	11/04/2013	1
Brazilian Real (Sell)	Goldman Sachs Group Inc.	22	25	02/18/2014	3
Brazilian Real (Sell)	HSBC Bank USA N.A.	48	50	11/04/2014	2
Brazilian Real (Sell)	JP Morgan Chase & Co.	4	4	11/04/2013	—
Brazilian Real (Sell)	JP Morgan Chase & Co.	23	25	02/18/2014	2
Brazilian Real (Sell)	JP Morgan Chase & Co.	58	60	11/04/2014	2
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	39	38	11/04/2013	(1)
British Pound Sterling (Sell)	BNP Paribas S.A.	56	57	12/12/2013	1
British Pound Sterling (Sell)	Credit Suisse Group AG	225	220	12/12/2013	(5)
Canadian Dollar (Sell)	Deutsche Bank AG	17	17	12/23/2013	—
Chinese Yuan (Buy)	UBS AG	146	145	01/15/2014	1
Chinese Yuan (Sell)	Bank of America Corp.	521	520	05/19/2014	(1)
Chinese Yuan (Sell)	Bank of America Corp.	200	200	05/19/2014	—
Chinese Yuan (Sell)	Credit Suisse Group AG	14	14	05/19/2014	—
Euro Currency (Buy)	Barclays plc	815	827	11/04/2013	(12)
Euro Currency (Sell)	Barclays plc	848	860	12/03/2013	12
Euro Currency (Sell)	Goldman Sachs Group Inc.	714	712	11/04/2013	(2)
Euro Currency (Sell)	JP Morgan Chase & Co.	35	35	11/04/2013	—
Euro Currency (Sell)	Morgan Stanley & Co. LLC	31	31	11/04/2013	—
Euro Currency (Sell)	UBS AG	34	34	11/04/2013	—
Hungarian Forint (Sell)	Barclays plc	314	302	11/13/2013	(12)
Japanese Yen (Buy)	Bank of America Corp.	469	470	11/18/2013	(1)
Japanese Yen (Sell)	Deutsche Bank AG	241	324	10/11/2016	83
Japanese Yen (Sell)	JP Morgan Chase & Co.	35	35	11/18/2013	—
Mexican Peso (Sell)	BNP Paribas S.A.	174	176	02/06/2014	2
Mexican Peso (Sell)	Goldman Sachs Group Inc.	215	217	01/30/2014	2
Mexican Peso (Sell)	JP Morgan Chase & Co.	296	292	12/17/2013	(4)
Mexican Peso (Sell)	Morgan Stanley & Co. LLC	193	195	01/30/2014	2
Russian Ruble (Buy)	Goldman Sachs Group Inc.	40	40	03/12/2014	—
Russian Ruble (Buy)	JP Morgan Chase & Co.	20	20	03/12/2014	—
Russian Ruble (Sell)	Credit Suisse Group AG	20	20	03/12/2014	—
Russian Ruble (Sell)	UBS AG	20	20	01/15/2014	—
Russian Ruble (Sell)	UBS AG	40	40	03/12/2014	—
Swedish Krona (Sell)	Deutsche Bank AG	1	1	11/14/2013	—
Swedish Krona (Sell)	HSBC Bank USA N.A.	1	1	11/14/2013	—

					$44

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2013

EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	3.500%	03/15/2023	AUD$	100	$(4)
CME Group	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	3.750	03/15/2023		400	(15)
CME Group	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.000	03/15/2023		300	(9)
CME Group	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.250	03/15/2023		200	(2)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.000	06/16/2016	CAD$	1,000	8
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.500	12/18/2023		400	(14)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.625	09/16/2043		200	26

23

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

EXCHANGE CLEARED SWAP AGREEMENTS—Continued

INTEREST RATE SWAPS—Continued

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000%	09/21/2016		€200	$9
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000	03/21/2017		200	8
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.828	06/21/2023		300	1
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.829	06/21/2023		200	1
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.250	03/19/2024		100	(2)
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	0.500	09/18/2020		¥70,000	(5)
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	1.000	09/18/2023		150,000	(30)
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	2.000	12/21/2041		20,000	5
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	1.750	03/21/2043		10,000	—
CME Group	SEK-STIBOR-Bloomberg 3-Month	Pay	2.500	09/15/2016	KR$	1,300	(2)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	0.500	06/19/2015		$2,000	(7)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.000	12/18/2018		1,100	10
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	12/18/2023		700	(5)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.050	06/13/2043		300	24
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/19/2043		1,000	105
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.500	12/18/2043		900	(10)

Interest Rate Swaps							$92

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Crossover Series 17 Version 2	Buy	5.000%	06/20/2017	1.987%	$(44)	$(24)	€294	$(20)
ICE Group	Markit iTraxx Europe Crossover Series 18 Version 1	Buy	5.000	12/20/2017	2.413	(14)	(4)	98	(10)
ICE Group	Markit iTraxx Europe Indices Series 19 Version 1	Buy	1.000	06/20/2018	0.747	(7)	5	400	(12)
ICE Group	Markit iTraxx Europe Indices Series 17 Version 1	Buy	1.000	06/20/2017	0.582	(44)	2	2,000	(46)
ICE Group	Markit iTraxx Europe Indices Series 18 Version 1	Buy	1.000	12/20/2017	0.655	(27)	11	1,300	(38)
ICE Group	Dow Jones CDX North America High Yield Index Series 15	Buy	5.000	12/20/2015	1.387	(39)	20	$480	(59)
ICE Group	Dow Jones CDX North America Investment Grade Index Series 19	Buy	5.000	12/20/2017	2.732	(303)	(49)	3,300	(254)

Credit Default Swaps									$(439)

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.750%	03/15/2018	AUD$	300	$13
UBS AG	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.750	12/14/2017		300	14
UBS AG	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.750	12/15/2017		300	13
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.160	01/02/2015	R$	200	(2)
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.440	01/02/2015		400	(4)
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.420	01/02/2017		500	(14)
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.600	01/02/2017		800	(17)
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.860	01/02/2017		200	(5)
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	10.460	01/02/2017		1,400	(8)
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		1,100	(2)
Barclays plc	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		500	(1)
Credit Suisse Group AG	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		700	(1)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	7.620	01/02/2015		200	(2)

24

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

INTEREST RATE SWAPS—Continued

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	8.415%	01/02/2017	R$	800	$(21)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	8.600	01/02/2017		600	(12)
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	7.550	01/02/2015		100	(1)
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	8.720	01/02/2017		400	(9)
JP Morgan Chase & Co.	Brazil Cetip Interbank Deposit	Pay	9.010	01/02/2017		400	(11)
Morgan Stanley & Co. LLC	Brazil Cetip Interbank Deposit	Pay	8.640	01/02/2017		200	(6)
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		1,000	(1)
BNP Paribas S.A.	British Bankers’ Association LIBOR JPY 6-Month	Receive	2.000	12/21/2041		¥20,000	(1)

Interest Rate Swaps							$(78)

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	BNP Paribas 4.250% due 01/16/2014	Buy	1.000%	03/20/2017	0.852%	$(2)	$4	€100	$(6)
JP Morgan Chase & Co.	BNP Paribas 4.250% due 01/16/2014	Buy	1.000	06/20/2017	0.648	(2)	10	100	(12)
JP Morgan Chase & Co.	Markit iTraxx Europe Indices Senior Financials Series 16 Version 1	Buy	1.000	12/20/2016	1.444	—	6	100	(6)
Deutsche Bank AG	Markit iTraxx Europe Indices Senior Financials Series 17 Version 1	Buy	1.000	06/20/2017	1.403	—	5	100	(5)
BNP Paribas S.A.	Markit iTraxx Europe Indices Senior Financials Series 19 Version 1	Buy	1.000	06/20/2018	1.414	—	2	100	(2)
Deutsche Bank AG	Markit iTraxx Europe Indices Senior Financials Series 19 Version 1	Buy	1.000	06/20/2018	1.414	—	2	100	(2)
UBS AG	Markit iTraxx Europe Indices Series 9 Version 1	Buy	0.250	06/20/2018	0.428	3	5	600	(2)
Bank of America Corp.	Standard Chartered Bank	Buy	1.000	06/20/2017	1.033	(1)	4	100	(5)
Bank of America Corp.	Markit iTraxx Japan Index Series 16 Version 1	Buy	1.000	12/20/2016	0.751	(2)	5	10,000	(7)
BNP Paribas S.A.	Alcoa Inc. 5.720% due 02/23/2019	Buy	1.000	06/20/2016	1.384	—	3	100	(3)
Deutsche Bank AG	Arrow Electronics Inc. 6.875% due 06/01/2018	Buy	1.000	03/20/2017	0.708	(1)	1	100	(2)
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	12/20/2023	0.000	(11)	(9)	400	(2)
Goldman Sachs Group Inc.	Carnival Corp. 6.650% due 01/15/2028	Buy	1.000	09/20/2016	0.361	(2)	1	100	(3)
Goldman Sachs Group Inc.	Carnival Corp. 6.650% due 01/15/2028	Buy	1.000	03/20/2018	0.634	(2)	(1)	100	(1)
Bank of America Corp.	Caterpillar Inc. 5.700% due 08/15/2016	Buy	1.000	09/20/2016	0.477	(2)	—	100	(2)
Bank of America Corp.	General Electric Capital Corp. 5.625% due 09/15/2017	Buy	1.000	09/20/2016	0.694	(2)	1	100	(3)
Bank of America Corp.	Kingdom of Sweden 3.125% due 05/07/2014	Buy	0.250	09/20/2021	0.338	1	4	$200	(3)
Bank of America Corp.	Kohl’s Corp. 6.250% due 12/15/2017	Buy	1.000	06/20/2016	0.529	(2)	(1)	100	(1)
Bank of America Corp.	Limited Brands Inc. 6.900% due 07/15/2017	Buy	1.000	03/20/2017	1.245	—	5	100	(5)
Deutsche Bank AG	Limited Brands Inc. 6.900% due 07/15/2017	Buy	1.000	03/20/2017	1.245	—	6	100	(6)
BNP Paribas S.A.	Lockheed Martin Corp. 7.650% due 05/01/2016	Buy	1.000	09/20/2017	0.325	(3)	(2)	100	(1)
Bank of America Corp.	Macy’s Inc. 7.450% due 07/15/2017	Buy	1.000	03/20/2017	0.503	(7)	3	400	(10)

25

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America Corp.	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000%	09/20/2016	0.329%	$(2)	$1	$100	$(3)
Bank of America Corp.	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	03/20/2017	0.422	(5)	(1)	200	(4)
Bank of America Corp.	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	06/20/2017	0.460	(3)	(1)	100	(2)
Bank of America Corp.	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	12/20/2017	0.556	(3)	(1)	100	(2)
Goldman Sachs Group Inc.	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	09/20/2016	0.267	(2)	3	100	(5)
UBS AG	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	03/20/2017	0.422	(3)	(1)	100	(2)
Goldman Sachs Group Inc.	Newell Rubbermaid Inc. 6.250% due 04/15/2018	Buy	1.000	03/20/2018	0.445	(3)	(1)	100	(2)
Bank of America Corp.	Nordstrom Inc. 6.950% due 03/15/2028	Buy	1.000	09/20/2016	0.300	(2)	—	100	(2)
Credit Suisse Group AG	Nordstrom Inc. 6.950% due 03/15/2028	Buy	1.000	12/20/2017	0.435	(3)	(1)	100	(2)
JP Morgan Chase & Co.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	12/20/2016	0.760	2	(5)	100	7
BNP Paribas S.A.	Ryder System Inc. 6.950% due 12/01/2025	Buy	1.000	09/20/2016	0.472	(2)	—	100	(2)
Deutsche Bank AG	Starwood Hotels & Resorts Worldwide Inc. 6.750% due 05/15/2018	Buy	1.000	03/20/2017	0.415	(2)	1	100	(3)
Bank of America Corp.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	09/20/2016	0.181	(3)	(2)	100	(1)
Bank of America Corp.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	03/20/2017	0.219	(6)	(4)	200	(2)
Bank of America Corp.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	03/20/2017	0.219	(3)	(3)	100	—
Bank of America Corp.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	09/20/2017	0.247	(3)	(3)	100	—
JP Morgan Chase & Co.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	09/20/2016	0.117	(3)	(3)	100	—
Deutsche Bank AG	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000	09/20/2014	0.000	1	1	100	—
Goldman Sachs Group Inc.	The Home Depot Inc. 5.875% due 12/16/2036	Buy	1.000	12/20/2016	0.172	(3)	(2)	100	(1)
Bank of America Corp.	The Kroger Co. 6.150% due 01/15/2020	Buy	1.000	12/20/2016	0.404	(2)	—	100	(2)
Barclays plc	The Williams Companies Inc. 7.500% due 01/15/2031	Buy	1.000	09/20/2016	0.488	(2)	2	100	(4)
BNP Paribas S.A.	United Parcel Service Inc. 8.375% due 04/01/2030	Buy	1.000	09/20/2017	0.207	(4)	(4)	100	—
Bank of America Corp.	Wal-Mart Stores Inc. 5.875% due 04/05/2027	Buy	1.000	06/20/2017	0.187	(3)	(3)	100	—
Bank of America Corp.	Wal-Mart Stores Inc. 5.875% due 04/05/2027	Buy	1.000	06/20/2021	0.490	(4)	(2)	100	(2)
Bank of America Corp.	Wells Fargo & Co. 0.438% due 10/28/2015	Buy	1.000	12/20/2016	0.423	(5)	4	200	(9)
Deutsche Bank AG	Wells Fargo & Co. 0.438% due 10/28/2015	Buy	1.000	09/20/2016	0.395	(2)	1	100	(3)
Deutsche Bank AG	Wells Fargo & Co. 0.438% due 10/28/2015	Buy	1.000	12/20/2016	0.423	(5)	4	200	(9)
Credit Suisse Group AG	Whirlpool Corp. 7.750% due 07/15/2016	Buy	1.000	12/20/2017	0.820	(4)	6	300	(10)
Barclays plc	YUM! Brands Inc. 6.250% due 03/15/2018	Buy	1.000	12/20/2017	0.458	(2)	(1)	100	(1)

Credit Default Swaps									$(155)

Total Swaps									$(580)

26

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2013

Par Value (000s)	Security	Proceeds (000s)	Value (000s)
$4,700	Federal National Mortgage Association TBA[9]	$4,734	$(4,774)
1,000	Government National Mortgage Association TBA[9]	1,020	(1,037)
500	U.S. Treasury Bonds	506	(507)
104	U.S. Treasury Inflation Indexed Bonds[11]	109	(109)
1,900	U.S. Treasury Notes	1,986	(1,993)

	Total Fixed Income Investments Sold Short	$8,355	$(8,420)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$5,949	$—	$5,949
Bank Loan Obligations	—	354	—	354
Collateralized Mortgage Obligations	—	3,148	—	3,148
Convertible Bonds	—	445	—	445
Corporate Bonds & Notes	—	3,390	—	3,390
Foreign Government Obligations	—	2,747	—	2,747
Mortgage Pass-Through	—	5,215	—	5,215
Municipal Bonds	—	643	—	643
Purchased Options	—	128	—	128
U.S. Government Agencies	—	89	—	89
U.S. Government Obligations	—	21,780	—	21,780
Short-Term Investments
Repurchase Agreements	—	1,599	—	1,599

Total Investments in Securities	$—	$45,487	$—	$45,487

Financial Derivative Instruments—Assets
Forward Currency Contracts	$—	$129	$—	$129
Futures Contracts	2	—	—	2
Swap Agreements	—	244	—	244

Total Financial Derivative Instruments—Assets	$2	$373	$—	$375

Liability Category
Fixed Income Investments Sold Short	$—	$(8,420)	$—	$(8,420)

Financial Derivative Instruments—Liabilities
Forward Currency Contracts	$—	$(85)	$—	$(85)
Futures Contracts	(202)	—	—	(202)
Swap Agreements	—	(824)	—	(824)
Written Options	—	(32)	—	(32)

Total Financial Derivative Instruments—Liabilities	$(202)	$(941)	$—	$(1,143)

Total Investments	$(200)	$36,499	$—	$36,299

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2013.

Valuation Description	Balance Beginning at 11/01/2012 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/ (Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2013[w] (000s)
Asset-Backed Securities	$977	$—	$(164)	$—	$21	$(7)	$—	$(827)[h]	$—
Written Options	(2)	—	—	—	2	—	—	—	—

	$975	$—	$(164)	$—	$23	$(7)	$—	$(827)	$—

There were no transfers between Levels 1 and 2 during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

27

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in Default.

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2013.

2	CLO after the name of a security stands for Collateralized Loan Obligations.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2013, the aggregated fair value of these securities was valued at $3,124 or 7% of net assets.

4	Step coupon security.

5	Variable rate security. The stated rate represents the rate in effect at October 31, 2013.

6	MTN after the name of a security stands for Medium Term Note.

7	Zero coupon bond.

8	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

9	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2013. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 of the accompanying Notes to Financial Statements.)

10	At October 31, 2013, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate market value of $399 or 1% of net assets.

11	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

12	Position or a portion of the position represents an unsettled loan commitment. At year end, the total market value of unsettled loan commitments totaled $253 or 1% of net assets. The coupon rate will be determined at the time of settlement.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

h	Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

¥	Japanese Yen.

MEX$	Mexican Peso.

KR$	Swedish Krona.

The accompanying notes are an integral part of the Financial Statements.

28

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29

Harbor Strategic Markets Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2013

(All amounts in thousands, except per share amounts)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
ASSETS
Investments, at identified cost*	$398,914	$43,721
Investments, at value	$400,321	$43,888
Repurchase agreements	—	1,599
Cash-restricted	334	359
Cash	750	1
Foreign currency, at value (cost: $113, $82)	111	80
Receivables for:
Investments sold	16,288	9,280
Capital shares sold	854	10
Interest	891	142
Unrealized appreciation on open forward currency contracts	280	129
Unrealized appreciation on OTC swap agreements	666	47
Swap premiums paid	150	34
Variation margin on futures contracts	28	4
Variation margin on exchange cleared swap agreements	23	—
Options	8	5
Prepaid registration fees	3	—
Other assets	59	19
Total Assets	420,766	55,597
LIABILITIES
Payables for:
Due to broker	2,842	—
Investments purchased	14,509	3,393
Foreign currency spot contracts	4	2
Capital shares reacquired	640	22
Investments sold short, at value (proceeds: $0, $8,355)	—	8,420
Written options, at value (premiums received: $777, $40)	159	32
Unrealized depreciation on OTC swap agreements	6,922	280
Interest on investments sold short	—	15
Sale-buyback financing transactions	74,906	—
Variation margin on futures contracts	—	15
Variation margin on exchange cleared swap agreements	—	5
Unrealized depreciation on open forward currency contracts	410	85
Accrued expenses:
Management fees	227	31
Transfer agent fees	15	2
Trustees’ fees and expenses	2	—
Other	51	16
Total Liabilities	100,687	12,318
NET ASSETS	$320,079	$43,279
Net Assets Consist of:
Paid-in capital	$326,215	$42,373
Accumulated undistributed net investment income/(loss)	5,726	438
Accumulated net realized gain/(loss)	(7,724)	(503)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	1,399	1,699
Unrealized appreciation/(depreciation) of other financial instruments	(5,537)	(728)
	$320,079	$43,279
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$318,937	$42,054
Shares of beneficial interest[1]	52,018	3,972
Net asset value per share[2]	$6.13	$10.59
Administrative Class
Net assets	$1,142	$1,225
Shares of beneficial interest[1]	187	116
Net asset value per share[2]	$6.12	$10.56

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

30

Harbor Strategic Markets Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2013

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
Investment Income
Interest	$5,095	$938
Dividends	—	1
Total Investment Income	5,095	939
Operating Expenses
Management fees	2,932	323
12b-1 fees:
Administrative Class	4	2
Shareholder communications	94	7
Custodian fees	188	110
Transfer agent fees:
Institutional Class	212	22
Administrative Class	1	1
Professional fees	2	—
Trustees’ fees and expenses	7	1
Registration fees	49	36
Miscellaneous	9	6
Expenses before interest expense	3,498	508
Interest expense	152	2
Total expenses	3,650	510
Transfer agent fees waived	(15)	(1)
Other expenses reimbursed	(144)	(106)
Net expenses	3,491	403
Net Investment Income/(Loss)	1,604	536
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(2,668)	131
Foreign currency transactions	(175)	66
Investments sold short	12	(42)
Swap agreements	(46,002)	(522)
Futures contracts	2	105
Written options	690	141
Change in net unrealized appreciation/(depreciation) on:
Investments	(15,522)	500
Forward currency contracts	(33)	125
Investments sold short	—	(46)
Swap agreements	29	(562)
Futures contracts	327	(162)
Written options	318	18
Translations of assets and liabilities in foreign currencies	(5)	(2)
Net gain/(loss) on investment transactions	(63,027)	(250)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(61,423)	$286

The accompanying notes are an integral part of the Financial Statements.

31

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$1,604	$3,962	$536	$635
Net realized gain/(loss) on investments	(48,141)	(6,541)	(121)	159
Net unrealized appreciation/(depreciation) of investments	(14,886)	9,141	(129)	1,291
Net increase/(decrease) in assets resulting from operations	(61,423)	6,562	286	2,085
Distributions to Shareholders
Net investment income:
Institutional Class	(4,062)	(4,762)	(640)	(558)
Administrative Class	(14)	(15)	(14)	(17)
Net realized gain on investments:
Institutional Class	(871)	(10,457)	—	(207)
Administrative Class	(3)	(36)	—	(8)
Total distributions to shareholders	(4,950)	(15,270)	(654)	(790)
Net Increase/(Decrease) Derived from Capital Share Transactions	36,710	55,840	12,393	3,093
Net increase/(decrease) in net assets	(29,663)	47,132	12,025	4,388
Net Assets
Beginning of period	349,742	302,610	31,254	26,866
End of period*	$320,079	$349,742	$43,279	$31,254
* Includes accumulated undistributed net investment income/(loss) of:	$5,726	$8,906	$438	$632
The accompanying notes are an integral part of the Financial Statements.

32

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$202,432	$160,042	$39,911	$11,184
Net proceeds from redemption fees	2	31	—	—
Reinvested distributions	4,646	14,409	605	726
Cost of shares reacquired	(170,398)	(119,037)	(28,661)	(8,552)
Net increase/(decrease) in net assets	$36,682	$55,445	$11,855	$3,358
Administrative Class
Net proceeds from sale of shares	$1,367	$1,379	$765	$30
Reinvested distributions	17	46	14	24
Cost of shares reacquired	(1,356)	(1,030)	(241)	(319)
Net increase/(decrease) in net assets	$28	$395	$538	$(265)
SHARES
Institutional Class
Shares sold	30,395	22,343	3,745	1,089
Shares issued due to reinvestment of distributions	652	2,144	57	72
Shares reacquired	(26,240)	(16,615)	(2,699)	(838)
Net increase/(decrease) in shares outstanding	4,807	7,872	1,103	323
Beginning of period	47,211	39,339	2,869	2,546
End of period	52,018	47,211	3,972	2,869
Administrative Class
Shares sold	199	194	71	3
Shares issued due to reinvestment of distributions	3	7	2	2
Shares reacquired	(209)	(155)	(23)	(32)
Net increase/(decrease) in shares outstanding	(7)	46	50	(27)
Beginning of period	194	148	66	93
End of period	187	194	116	66

The accompanying notes are an integral part of the Financial Statements.

33

Harbor Strategic Markets Funds

STATEMENT OF CASH FLOWS (CONSOLIDATED)—Year Ended October 31, 2013

(All amounts in thousands)

Harbor Commodity Real Return Strategy Fund
Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(61,423)
Adjustments to reconcile net (decrease) in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(2,269,128)
Proceeds from sales of long-term securities	2,305,163
Proceeds from short-term portfolio investments, net	20,704
Increase in receivable for investments sold	(2,450)
Increase in foreign spot contracts payable	4
Decrease in interest receivable	329
Decrease in swap premiums paid	136
Decrease in variation margin on futures contracts	91
Decrease in variation margin on swap agreements	19
Increase in options receivable	(6)
Increase in prepaid registration fees	(3)
Decrease in other assets	14
Increase in payable for investments purchased	2,466
Decrease in premiums from written options	(265)
Decrease in variation margin on futures contracts	(4)
Decrease in management fees payable	(33)
Decrease in transfer agent fees payable	(2)
Decrease in other liabilities	(14)
Net change in unrealized appreciation/(depreciation) on investments	15,506
Net change in unrealized appreciation/(depreciation) on forwards	33
Net change in unrealized appreciation/(depreciation) on swaps	30
Net change in unrealized appreciation/(depreciation) on written options	(318)
Net realized gain on investments	2,656
Net amortization	3,435
Net cash provided by operating activities	16,940
Cash flows used for financing activities:
Proceeds from shares sold	203,774
Payment on shares redeemed	(171,834)
Proceeds from redemption fees	2
Cash dividends paid	(287)
Increase in sale-buyback financing transactions	(42,025)
Decrease in due to broker	(6,098)
Net cash used for financing activities	(16,468)
Net Increase in Cash	472
Cash and Foreign Currency
Beginning of period	$389
End of period	861
Reinvestment of dividends	$4,663
Supplemental disclosure of cash flow information:
Interest paid during the year	$152

The accompanying notes are an integral part of the Financial Statements.

34

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35

Harbor Strategic Markets Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Institutional Class
Year Ended October 31,	2013	2012		2011		2010	2009
Net asset value beginning of period	$7.38	$7.66		$8.07		$7.28	$6.30
Income from Investment Operations
Net investment income/(loss)	0.02 [a]	0.08	[a]	0.02	[a]	(0.02)[a]	0.06	[a]
Net realized and unrealized gains/(losses) on investments	(1.17)	0.01		0.41		1.46	0.97
Total from investment operations	(1.15)	0.09		0.43		1.44	1.03
Less Distributions
Dividends from net investment income	(0.08)	(0.11)		(0.65)		(0.64)	(0.05)
Distributions from net realized capital gains[1]	(0.02)	(0.26)		(0.19)		(0.01)	—
Total distributions	(0.10)	(0.37)		(0.84)		(0.65)	(0.05)
Proceeds from redemption fees	— *	—	*	—	*	— *	—	*
Net asset value end of period	6.13	7.38		7.66		8.07	7.28
Net assets end of period (000s)	$318,937	$348,315		$301,478		$150,555	$70,498
Ratios and Supplemental Data (%)
Total return	(15.76)%[b]	1.73%[b]		5.56%[b]		21.29%[b]	16.55%[b]
Ratio of total expenses to average net assets[2]	1.03	1.09		1.05		1.15	1.30
Ratio of net expenses to average net assets	0.98 [a]	1.00	[a]	0.94	[a]	0.94 [a]	0.94	[a]
Ratio of net expenses excluding interest expense to average net assets	0.94 [a]	0.94	[a]	0.94	[a]	0.94 [a]	0.94	[a]
Ratio of net investment income to average net assets	0.45 [a]	1.21	[a]	1.79	[a]	1.11 [a]	2.72	[a]
Portfolio turnover	532	474		581		390	515

HARBOR UNCONSTRAINED BOND FUND
	Institutional Class
Year Ended October 31,	2013		2012		2011	2010[e]
Net asset value beginning of period	$10.65		$10.18		$10.35	$10.00
Income from Investment Operations
Net investment income/(loss)	0.14	[a]	0.21	[a]	0.14 [a]	0.10	[a]
Net realized and unrealized gains/(losses) on investments	0.02		0.55		(0.22)	0.33
Total from investment operations	0.16		0.76		(0.08)	0.43
Less Distributions
Dividends from net investment income	(0.22)		(0.21)		(0.09)	(0.08)
Distributions from net realized capital gains[1]	—		(0.08)		—	—
Total distributions	(0.22)		(0.29)		(0.09)	(0.08)
Net asset value end of period	10.59		10.65		10.18	10.35
Net assets end of period (000s)	$42,054		$30,551		$25,922	$5,676
Ratios and Supplemental Data (%)
Total return	1.56%[b]		7.68%[b]		(0.74)%[b]	4.32%[b,c]
Ratio of total expenses to average net assets[2]	1.34		1.45		1.59	5.62	[d]
Ratio of net expenses to average net assets	1.05	[a]	1.07	[a]	1.05 [a]	1.05	[a,d]
Ratio of net expenses excluding interest expense to average net assets	1.05	[a]	1.05	[a]	1.05 [a]	1.05	[a,d]
Ratio of net investment income to average net assets	1.42	[a]	2.26	[a]	1.86 [a]	1.95	[a,d]
Portfolio turnover	1,440		1,262		1,067	954	[c]

36

Administrative Class
2013	2012		2011	2010	2009
$7.37	$7.65		$8.06	$7.26	$6.30

0.02 [a]	0.08	[a]	(0.18)[a]	(0.21)[a]	0.03	[a]
(1.18)	—		0.59	1.64	0.97
(1.16)	0.08		0.41	1.43	1.00

(0.07)	(0.10)		(0.63)	(0.62)	(0.04)
(0.02)	(0.26)		(0.19)	(0.01)	—
(0.09)	(0.36)		(0.82)	(0.63)	(0.04)
— *	—	*	— *	— *	—	*
6.12	7.37		7.65	8.06	7.26
$1,142	$1,427		$1,132	$385	$235

(15.93)%[b]	1.50%[b]		5.31%[b]	21.13%[b]	16.02%[b]
1.27	1.34		1.31	1.40	2.03
1.23 [a]	1.26	[a]	1.19 [a]	1.19 [a]	1.19	[a]
1.19 [a]	1.19	[a]	1.19 [a]	1.19 [a]	1.19	[a]
0.11 [a]	1.13	[a]	1.59 [a]	0.87 [a]	1.10	[a]
532	474		581	390	515

Administrative Class
2013		2012		2011	2010[e]
$10.63		$10.17		$10.34	$10.00

0.08	[a]	0.27	[a]	0.14 [a]	0.10	[a]
0.06		0.46		(0.24)	0.31
0.14		0.73		(0.10)	0.41

(0.21)		(0.19)		(0.07)	(0.07)
—		(0.08)		—	—
(0.21)		(0.27)		(0.07)	(0.07)
10.56		10.63		10.17	10.34
$1,225		$703		$944	$163

1.30%[b]		7.38%[b]		(0.93)%[b]	4.09%[b,c]
1.59		1.70		1.85	5.86	[d]
1.31	[a]	1.32	[a]	1.30 [a]	1.30	[a,d]
1.30	[a]	1.30	[a]	1.30 [a]	1.30	[a,d]
1.15	[a]	2.03	[a]	1.58 [a]	1.64	[a,d]
1,440		1,262		1,067	954	[c]

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements)

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period April 1, 2010 (inception) through October 31, 2010.

The accompanying notes are an integral part of the Financial Statements.

37

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2013

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to two classes of shares, designated as Institutional Class and Administrative Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts and exchange cleared swap agreements) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an

38

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition are valued at amortized cost, which approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the year, each Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from agent it acquires direct rights against the borrower on the loan.

40

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, each Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the year, each Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the year, each Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Forward Commitments and When-Issued Securities

During the year, each Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a portfolio security by a Fund, coupled with an agreement to repurchase the security at a specified time and price. Until the security is repurchased, the Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. During the year, Harbor Unconstrained Bond Fund entered into reverse repurchase agreements. While a reverse repurchase agreement is outstanding, the Fund continues to receive principal and interest payments on the underlying security. To cover its obligations under reverse repurchase agreements, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Funds’ custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities purchased may decline below the repurchase price of the securities sold. Activity in reverse repurchase agreements by Harbor Unconstrained Bond Fund for the year ended October 31, 2013 is as follows:

Category of Aggregate Short-Term Borrowings	Balance at End of the Year	Average Interest Rate	Maximum Amount Outstanding During the Year	Average Daily Amount Outstanding During the Year	Average Interest Rate During the Year
Reverse repurchase agreements	$—	N/A	$3,734	$174	0.020%

Average debt outstanding and average interest rate during the year is calculated based on calendar days.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Sale-Buybacks

A “sale-buyback” transaction consists of a sale of a security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the year, each Fund entered into such financing transactions referred to as sale-buybacks.

The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.

The average amount of borrowings outstanding during the year ended October 31, 2013 was $81,298 at a weighted average interest rate of 0.187% for Harbor Commodity Real Return Strategy Fund and $703 at a weighted average interest rate of 0.246% for Harbor Unconstrained Bond Fund.

Short Sales

During the year, each Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the year, each Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the

43

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, each Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Straddle Options

A straddle is an investment strategy that uses combinations of options to allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. During the year, each Fund used straddle options as part of their investment strategy. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the fair value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the year, each Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the year, each Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2013 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund is $300 and $600, respectively.

Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the year, Harbor Commodity Real Return Strategy Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.

Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the year, Harbor Commodity Real Return Strategy Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.

When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the year, each Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, each Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized

46

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Basis for Consolidation for the Harbor Commodity Real Return Strategy Fund

Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for Harbor Commodity Real Return Strategy

47

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Fund in order to gain exposure to certain asset classes consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, Harbor Commodity Real Return Strategy Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As such, Harbor Commodity Real Return Strategy Fund has consolidated its investment in the Subsidiary into its financial statements and eliminated all intercompany accounts and transactions. As of October 31, 2013, the Subsidiary represented approximately $59,515 or 19% of the net assets of Harbor Commodity Real Return Strategy Fund.

Treatment of Income from Offshore Subsidiary for Harbor Commodity Real Return Strategy Fund

Direct investment by a mutual fund in certain commodity-linked securities and derivative instruments is limited under Subchapter M of the Internal Revenue Code by the requirement that a mutual fund receive no more than ten percent (10%) of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company. The Harbor Commodity Real Return Strategy Fund seeks to gain exposure indirectly to commodity markets by investing in the Subsidiary, which may invest without limitation in commodity-linked securities and derivative instruments. The IRS has issued private letter rulings to other taxpayers concluding that income produced by certain types of commodity-linked notes or a mutual fund’s investment in a controlled foreign corporation (such as the Subsidiary) will constitute qualifying income. The tax treatment of commodity-related derivative instruments may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Harbor Commodity Real Return Strategy Fund’s taxable income and distributions. In late July 2011, the IRS indicated that the granting of private letter rulings is currently suspended. As a result, the Fund is unable to obtain a private letter ruling with respect to its investments or structure, although, based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to continue to treat its income from commodity-linked securities and the Subsidiary as qualifying income. If the IRS should make an adverse determination relating to the treatment of such income, the Fund would likely need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a regulated investment company, which could adversely affect the Fund.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2010–2012), including all positions expected to be taken upon filing the 2013 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

New Accounting Pronouncement

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, clarified ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which was intended to

48

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements, or (2) subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. Management is currently evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

Consolidated Statement of Cash Flows

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires entities providing financial statements that report both a Statement of Assets and Liabilities and a Statement of Operations to also provide a Statement of Cash Flows for each period for which results of operations are provided. Investment companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the period. During the year ended October 31, 2013, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund entered into repurchase agreements, which are now categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statements of Assets and Liabilities. Management has determined that the average level of debt outstanding during the period for Harbor Commodity Real Return Strategy Fund requires the Fund to present a Consolidated Statement of Cash Flows.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2013 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund (Consolidated)	$2,241,873	$27,255	$2,267,299	$37,864
Harbor Unconstrained Bond Fund	375,771	5,866	364,096	4,817

Written Options

Transactions in written options for the year ended October 31, 2013 are summarized as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

	Written Options		Written Options		Written Options		Written Options
	Swap Options - U.S.		Commodity Options		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	57,800,000	$543	400,128	$499	—	$—	—	$—
Options opened	491,900,000	942	3,748	515	50	21	20	7
Options closed	(113,200,000)	(629)	(402,933)	(455)	(5)	(2)	—	—
Options exercised	(43,000,000)	(204)	(73)	(23)	(25)	(14)	—	—
Options expired	(352,500,000)	(340)	(82)	(78)	(20)	(5)	—	—

Open at 10/31/2013	41,000,000	$312	788	$458	—	$—	20	$7

49

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS —Continued

HARBOR UNCONSTRAINED BOND FUND
	Written Options
	Swap Options - U.S.
	Number of Contracts	Premiums Received
Options outstanding at beginning of year	8,500,000	$83
Options opened	26,942,000	128
Options closed	(19,592,000)	(113)
Options exercised	(4,900,000)	(26)
Options expired	(7,150,000)	(32)

Open at 10/31/2013	3,800,000	$40

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Effective July 1, 2013, Harbor Capital underwent a change in control when Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) sold 90% plus one share of the outstanding shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate
Harbor Commodity Real Return Strategy Fund	0.81	%*	0.83%
Harbor Unconstrained Bond Fund	0.85		0.85

*	Advisory fee reduced from 0.86% to 0.81% effective March 1, 2013.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the total expenses, not including interest expense, to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Unconstrained Bond Fund limiting the total expenses, not including interest expense, to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively. The contractual expense limitations are effective through February 28, 2014. All expense limitations are inclusive of the transfer agent fee waiver discussed in the following Transfer Agent note.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares (collectively, the “12b-1 Plan”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative Class shares. The 12b-1 Plan compensates the Distributor for the purpose of financing any activity that is

50

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

primarily intended to result in the sale of Administrative Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2013. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2013, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group			Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Total
Harbor Commodity Real Return Strategy Fund	35,791	1	35,792	0.1%
Harbor Unconstrained Bond Fund	315,852	15,933	331,785	8.1

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Strategic Markets Funds totaled $7 for the year ended October 31, 2013.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred

51

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Redemption Fee

Effective March 1, 2013, redemption fees are no longer charged on shares of the Harbor Commodity Real Return Strategy Fund. Prior to March 1, 2013, a 2% redemption fee was charged on shares of the Fund that were redeemed within 30 days from their date of purchase. Redemption fees were recorded by the Funds as paid-in capital. For the year ended October 31, 2013 redemption fee proceeds were as follows:

Amount
Harbor Commodity Real Return Strategy Fund	$2

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of swap agreement transactions, disallowance of loss from the controlled foreign corporation, and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2013 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Commodity Real Return Strategy Fund	$(708)	$49,953	$(49,245)
Harbor Unconstrained Bond Fund	(76)	76	—

The tax composition of each Fund’s distributions is as follows:

	As of October 31, 2013			As of October 31, 2012
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Commodity Real Return Strategy Fund	$4,076	$874	$4,950	$14,315	$953	$15,268
Harbor Unconstrained Bond Fund	654	—	654	789	—	789

As of October 31, 2013, the components of each Fund’s distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor Commodity Real Return Strategy Fund	$5,788	$1,054	$(12,926)
Harbor Unconstrained Bond Fund	61	—	1,231

52

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the taxation of regulated investment companies, including the treatment of capital loss carryforwards. Under the Act, for taxable years subsequent to December 22, 2010, each Fund will be permitted to carry forward capital losses incurred in such taxable years for an unlimited period. However, any losses incurred during such taxable years will be required to be utilized prior to the losses incurred in taxable years prior to the Act, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses, as opposed to previous regulation, which permitted all capital loss carryforwards to be considered short-term.

At October 31, 2013, the Fund in the following table had a capital loss carryforward for federal tax purposes, which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any federal tax liability. The following capital loss carryforward does not expire:

	Capital Loss Carryforwards:
	Short- Term	Long- Term	Total
Harbor Unconstrained Bond Fund	$436	$—	$436

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2013 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Commodity Real Return Strategy Fund	$413,551	$5,790	$(19,020)	$(13,230)
Harbor Unconstrained Bond Fund*	43,790	2,228	(530)	1,698

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative type in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments outstanding as of the year ended October 31, 2013 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

53

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Derivative Instruments

At October 31, 2013, the fair values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

Statement of Assets and Liabilities Caption	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Investments, at value (purchased options)	$—	$43	$—	$—	$8	$51
Unrealized appreciation on open forward currency contracts	—	—	280	—	—	280
Unrealized appreciation on OTC swap agreements[b]	113	273	—	12	268	666
Variation margin on exchange cleared swap agreements[a,b]	—	353	—	—	—	353
Variation margin on futures contracts[a]	—	573	—	—	1,192	1,765

Liabilities
Unrealized depreciation on open forward currency contracts	$—	$—	$(410)	$—	$—	$(410)
Unrealized depreciation on OTC swap agreements[b]	(1)	(841)	—	(119)	(5,961)	(6,922)
Variation margin on exchange cleared swap agreements[a,b]	—	(405)	—	—	—	(405)
Variation margin on futures contracts[a]	—	(45)	—	—	(1,437)	(1,482)
Written options, at value	—	(97)	(7)	—	(55)	(159)

HARBOR UNCONSTRAINED BOND FUND
Statement of Assets and Liabilities Caption			Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Investments, at value (purchased options)			$93	$35	$—	$128
Unrealized appreciation on open forward currency contracts			—	129	—	129
Unrealized appreciation on OTC swap agreements[b]			40	—	7	47
Variation margin on exchange cleared swap agreements[a,b]			197	—	—	197
Variation margin on futures contracts[a]			2	—	—	2

Liabilities
Unrealized depreciation on open forward currency contracts			$—	$(85)	$—	$(85)
Unrealized depreciation on OTC swap agreements[b]			(118)	—	(162)	(280)
Variation margin on exchange cleared swap agreements[a,b]			(105)	—	(439)	(544)
Variation margin on futures contracts[a]			(202)	—	—	(202)
Written options, at value			(31)	—	(1)	(32)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

b	Net of premiums paid of $150 and $34 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund, respectively.

54

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives by primary risk exposure for the year ended October 31, 2013, were:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$(23)	$—	$—	$(23)
Futures contracts	(153)	—	—	155	2
Investments (purchased options)	(138)	24	—	—	(114)
Written options	638	52	—	—	690
Swap agreements	(536)	—	(9)	(45,457)	(46,002)

Net realized gain/(loss) on derivatives	$(189)	$53	$(9)	$(45,302)	$(45,447)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$(33)	$—	$—	$(33)
Futures contracts	514	—	—	(187)	327
Investments (purchased options)	16	—	—	(4)	12
Written options	185	—	—	133	318
Swap agreements	(721)	—	(64)	814	29

Change in unrealized appreciation/(depreciation) on derivatives	$(6)	$(33)	$(64)	$756	$653

HARBOR UNCONSTRAINED BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$67	$—	$—	$67
Futures contracts	105	—	—	—	105
Investments (purchased options)	(111)	(17)	—	—	(128)
Written options	123	18	—	—	141
Swap agreements	(162)	—	(366)	6	(522)

Net realized gain/(loss) on derivatives	$(45)	$68	$(366)	$6	$(337)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$125	$—	$—	$125
Futures contracts	(162)	—	—	—	(162)
Investments (purchased options)	20	(20)	1	—	1
Written options	20	—	(2)	—	18
Swap agreements	(82)	—	(477)	(3)	(562)

Change in unrealized appreciation/(depreciation) on derivatives	$(204)	$105	$(478)	$(3)	$(580)

NOTE 7—SUBSEQUENT EVENTS

Effective December 6, 2013, William H. Gross, CFA, has replaced Chris Dialynas as the portfolio manager for Harbor Unconstrained Bond Fund. PIMCO continues to serve as subadviser to the Fund.

55

Harbor Strategic Markets Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Commodity Real Return Strategy Fund (consolidated) and Harbor Unconstrained Bond Fund (two of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2013, and the related statements of operations and cash flows (Harbor Commodity Real Return Strategy Fund (consolidated) only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Commodity Real Return Strategy Fund (consolidated) and Harbor Unconstrained Bond Fund of the Harbor Funds at October 31, 2013, the results of their operations and cash flows (Harbor Commodity Real Return Strategy Fund (consolidated) only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 19, 2013

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Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2013 through October 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2013)	Ending Account Value (October 31, 2013)
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$4.48	$1,000	$890.40
Hypothetical (5% return)		4.79	1,000	1,020.35
Administrative Class	1.19%
Actual		$5.67	$1,000	$889.60
Hypothetical (5% return)		6.06	1,000	1,019.06
Harbor Unconstrained Bond Fund
Institutional Class	1.05%
Actual		$5.25	$1,000	$984.00
Hypothetical (5% return)		5.35	1,000	1,019.78
Administrative Class	1.30%
Actual		$6.49	$1,000	$982.50
Hypothetical (5% return)		6.61	1,000	1,018.49
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Harbor Strategic Markets Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2013:

Amount (000s)
Harbor Commodity Real Return Strategy Fund	$875

For the fiscal year ended October 31, 2013, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2013 will receive a Form 1099-DIV in January 2014 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

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Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 31, 2013)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (69) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (62) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (74) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (66) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002); and Director of Tower Development Corporation (cell tower developer) (2009-present).	29	Director of FiberTower Corperation (2002-2011).

Rodger F. Smith (72) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Trustee of Greenwich Associates 401(k) Savings & Retirement Plan (1980-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (67)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
TRUSTEE EMERITUS**
Howard P. Colhoun (78) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	29	None

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Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (44) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (42) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; and Chief Financial Officer (2007-Present), Harbor Services Group, Inc.

Erik D. Ojala (38) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (since 2010), Harbor Capital Advisors, Inc.

Brian L. Collins (45) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (61) Assistant Secretary	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; and Senior Vice President (2011-Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.

Shanna J. Palmersheim (36) Assistant Secretary	Since 2013	Vice President, Senior Counsel and Senior Compliance Manager (2011-Present), Harbor Capital Advisors, Inc., Vice President and Corporate Attorney (2008-2011), The Northern Trust Company; Assistant Secretary (2011), NT Alpha Strategies Fund/NT Equity Long-Short Strategies Fund (mutual funds); Assistant Secretary (2010-2011) Harding, Loevner Funds, Inc. (mutual funds); Assistant Secretary (2008-2011), Northern Funds/Northern Institutional Funds (mutual funds).

John M. Paral (45) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

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Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

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Glossary—Continued

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI ACWI Ex USA (ND) Index—(All Country World Ex. U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

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Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

63

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

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THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

65

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary

& AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Shanna J. Palmersheim

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.AR.SM.1013

Annual Report

October 31, 2013

Fixed Income Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Convertible Securities Fund	HACSX	HRCSX	HICSX

Harbor Emerging Markets Debt Fund	HAEDX	HREDX	—

Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX

Harbor Bond Fund	HABDX	HRBDX	—

Harbor Real Return Fund	HARRX	HRRRX	—

Harbor Money Market Fund	HARXX	HRMXX	—

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds

ANNUAL REPORT OVERVIEW

The fiscal year ended October 31, 2013. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost.

	Total Return Year Ended October 31, 2013
	Institutional Class	Administrative Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund	11.80%	11.55%	11.41%
Harbor Emerging Markets Debt Fund	-4.24	-4.49	N/A
Harbor High-Yield Bond Fund	6.55	6.33	6.22
Harbor Bond Fund	-0.05	-0.23	N/A
Harbor Real Return Fund	-6.67	-6.94	N/A
Harbor Money Market Fund	0.09	0.09	N/A

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2013
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory; domestic convertible bonds	23.82%
50% JPM EMBI Diversified/50% JPM GBI-EMGD; emerging markets bonds	-1.88
JPM EMBI Diversified; emerging markets bonds	-2.27
JPM GBI-EMGD; emerging markets bonds	-1.60
BofA Merrill Lynch U.S. High Yield; domestic high-yield bonds	8.83
Barclays U.S. Aggregate Bond; domestic bonds	-1.08
Barclays U.S. TIPS; domestic bonds	-6.39
BofA Merrill Lynch 3-Month U.S. Treasury Bill; domestic short-term	0.09

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2009	2010	2011	2012	2013
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund
Institutional Class	N/A	N/A	0.85%[a]	0.83%	0.79%	0.91%
Administrative Class	N/A	N/A	1.10 [a]	1.08	1.04	1.23
Investor Class	N/A	N/A	1.22 [a]	1.20	1.16	1.33
Harbor Emerging Markets Debt Fund
Institutional Class	N/A	N/A	1.05%[a]	1.05%	0.98%[b]	0.94%
Administrative Class	N/A	N/A	1.30 [a]	1.30	1.23 [b]	1.30
Harbor High-Yield Bond Fund
Institutional Class	0.75%	0.67%	0.65%	0.64%	0.64%	0.81%
Administrative Class	1.00	0.92	0.90	0.89	0.89	1.16
Investor Class	1.12	1.04	1.02	1.01	1.01	1.18
Harbor Bond Fund
Institutional Class	0.57%	0.55%	0.53%	0.54%	0.53%	0.65%
Administrative Class	0.82	0.80	0.78	0.79	0.78	1.03
Harbor Real Return Fund
Institutional Class	0.60%	0.60%	0.60%	0.59%	0.59%	0.56%
Administrative Class	0.85	0.85	0.85	0.84	0.84	0.90
Harbor Money Market Fund
Institutional Class	0.21%	0.01%	0.00%	0.00%	0.00%	0.18%
Administrative Class	0.25	0.01	0.00	0.00	0.00	0.19

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2013 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Annualized for the period May 1, 2011 (inception) through October 31, 2011.
b	From November 1, 2012 through February 28, 2013, the net expense ratio was contractually capped at 1.05% and 1.30% for the Institutional and Administrative Class. Effective March 1, 2013, the net expense ratio for the classes was decreased to 0.95% and 1.20% respectively, until February 28, 2014.

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

U.S. Treasury securities and investment-grade corporate bonds struggled following the indication by the Federal Reserve in May that it would consider reducing its bond-buying program sooner than some investors had expected. Interest rates rose in reaction to the Fed’s signal. In mid-December, the Fed announced that the first reduction in its bond-buying program would begin in January 2014. The broad U.S. taxable, investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned -1.08% in the fiscal year, while inflation-indexed U.S. Treasurys returned -6.39%, as measured by the Barclays U.S. TIPS Index. High-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 8.83%. Money market returns remained barely positive as the Fed continued to hold short-term rates between 0% and 0.25%.

The U.S. Treasury yield curve grew steeper as yield spreads widened between long-term and short-term securities. The yield of the 10-year Treasury note, a benchmark for mortgage rates and other borrowing costs, closed fiscal 2013 at 2.57%, up by 85 basis points, or 0.85 percentage points, over the end of the prior fiscal year.

Harbor Fixed Income Funds

Harbor Bond Fund recorded a nearly flat return of -0.05%, outperforming its Barclays U.S. Aggregate Bond Index benchmark by 103 basis points, or 1.03 percentage points. (All Harbor returns cited are for each fund’s Institutional Class shares.) The Fund also continued its long-term outperformance of the index, for the latest 5 years and 10 years and since its inception in 1987.

Harbor Real Return Fund had a return of -6.67%, lagging its benchmark, the Barclays U.S. TIPS Index, by 28 basis points.

The emphasis on higher-quality credits by both Harbor High-Yield Bond Fund and Harbor Convertible Securities Fund constrained relative performance in an environment in which investors showed an increased appetite for risk. Harbor High-Yield Bond Fund returned 6.55%, lagging its BofA Merrill Lynch U.S. High Yield Index benchmark by 228 basis points. Harbor Convertible Securities Fund posted a return of 11.80%, trailing its benchmark, the BofA Merrill Lynch All US Convertibles Ex Mandatory Index, by 1,202 basis points.

Harbor Emerging Markets Debt Fund had a return of -4.24%, trailing its 50% JPM EMBI Diversified/50% JPM GBI-EMGD benchmark by 236 basis points. Harbor Money Market Fund returned 0.09%, matching the performance of its benchmark, the BofA Merrill Lynch US 3-Month Treasury Bill Index.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each fixed income fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2013
		Annualized
Fixed Income	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	8.83%	18.03%	8.75%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	-1.08	6.09	4.78	7.82%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.09	0.14	1.69	4.42

Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	29.29%	16.14%	8.21%	10.82%
S&P 500 (large cap stocks)	27.18	15.17	7.46	10.95
Russell Midcap® (mid cap stocks)	33.79	19.67	10.35	12.32
Russell 2000® (small cap stocks)	36.28	17.04	9.03	9.72
Russell 3000® Growth	29.16	17.65	7.82	9.87
Russell 3000® Value	28.64	14.12	7.88	11.39

International & Global
MSCI EAFE (ND) (foreign stocks)	26.88%	11.99%	7.71%	9.63%
MSCI World (ND) (global stocks)	25.77	13.34	7.38	9.58
MSCI EM (emerging markets)	6.53	15.39	12.41	N/A

Strategic Markets
Dow Jones-UBS Commodity Total ReturnSM	-12.21%	-0.94%	1.51%	N/A

Domestic Equity, International Equity, and Strategic Markets

The U.S. stock market delivered strong gains in fiscal 2013. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned over 29%, as markets reacted favorably to modest economic growth, continued accommodation from the Federal Reserve, gradually improving economic data, and growth in corporate profits. Small cap stocks outpaced large caps while there was little difference in performance between growth and value stocks.

International equities recorded robust gains in fiscal 2013 against a backdrop of mild inflation, moderate growth, and continued monetary easing by many developed country central banks. The MSCI EAFE (ND) Index of stocks in developed international markets moved broadly higher with a return of 26.88%. (All international and global returns are in U.S. dollars.) Emerging markets were not as strong as developed regions, registering a return of less than 7%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 25.77%.

Commodity prices declined, due primarily to slowing demand caused by the modest rate of global economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on commodities, had a return of -12.21%.

A Long-Term View

The end of the year is a time when many investors evaluate their portfolios, investing goals, and risk tolerance. Such evaluations can be very helpful. As noted elsewhere in this letter, Harbor Funds always encourages investors to take a long-term view with all investments.

Following a period like fiscal 2013, in which equity results were generally very strong while returns of many investment-grade bonds were weak or even negative, it can be easy to become overly focused on the short-term results. No one knows with certainty which investments or markets will go up or down in the short-term. A diversified asset allocation consistent with your long-term financial goals and risk tolerance will help investors navigate the ups and downs of the markets over the long-term. Harbor Funds has a range of actively-managed equity, strategic markets, and fixed income funds that can be used in a diversified portfolio to help investors achieve their long-term investment goals.

Thank you for your investment in Harbor Funds.

December 19, 2013

David G. Van Hooser

Chairman

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2011

Raymond F. Condon

Since 2011

Shenkman Capital has

subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Seeks to maximize total return by investing primarily in a portfolio of convertible securities

PRINCIPAL STYLE
CHARACTERISTICS

Convertible securities

Mark Shenkman

Raymond F. Condon

Management’s Discussion of

Fund Performance

MARKET REVIEW

The convertible securities market appreciated 23.82% in fiscal 2013 as measured by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. In addition to the continuing compression of credit spreads (by 91 basis points) as a function of declining default rates, the main driver for convertible securities performance has been the equities underlying the market index, which returned 45.37%, for the fiscal year, surpassing the 27.18% return of the S&P 500 Index. With the resolution of the so called “fiscal cliff” at the turn of the calendar year, the capital markets were the beneficiary of the reduction of macroeconomic concerns and the continued extension by the Federal Reserve of quantitative easing. We believe that the current credit cycle should extend through 2014, considering that the Fed’s tapering program may not commence until the second quarter of next year.

PERFORMANCE

Harbor Convertible Securities Fund returned 11.80% (Institutional Class), 11.55% (Administrative Class), and 11.41% (Investor Class) for fiscal 2013, compared with the 23.82% return of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. The Fund invests primarily in convertible bonds, which can be converted into common stocks at a predetermined price. Generally speaking, having little, if any, exposure to high-delta securities (bonds having a close correlation to the price of the underlying shares) and/or deep-in-the-money names (convertibles trading well above the conversion rate) which we tend to underweight and eventually sell due to equity sensitivity, has had a negative impact on the Fund’s relative performance in this low-volatility equity rally.

Oil Services, led by Exterran Holdings, Bristow Group, and Hornbeck Offshore, was the top performing industry in the Fund, contributing 118 basis points, or 1.18 percentage points. The industry continued to benefit from demand for expanded exploration and production services related to natural gas and increased exploration activity offshore, especially in the Gulf of Mexico. Health Equipment & Supply, led by Alere Inc, was the second best performing industry, contributing 114 basis points. The industry continued to be the beneficiary of increased demand for new and improved diagnostic equipment. Aerospace & Defense was the third best performing industry, with a contribution of 93 basis points. Core holdings of Alliant Techsystems and L-3 Communications continued to diversify away from reliance on government contracting.

Machinery, Communications Equipment, and Precious Metals were the worst performing industries, detracting 7 basis points from Fund performance. The majority of the negative contribution (5 basis points) was due to our holding in Titan Machinery, a distributor of agriculture equipment for Case/New Holland. Titan has been ramping up capital expenditures as it expands into construction equipment. We expect synergies to be realized as the non-residential construction cycle expands.

The three largest relative contributors to performance were Iconix Brands, Ilumina, and Alliant Techsystems. Iconix owns and manages a diversified portfolio of fashion and home brands. Ilumina is one of the leading global providers of next generation sequencing technology, used in the analysis of the human gene. Alliant Techsystems, mentioned above, a leading supplier of weapon and space systems, continues to diversify through acquisitions.

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Illumina Inc.	2.7%
NuVasive Inc.	2.6%
Trinity Industries Inc.	2.6%
Chesapeake Energy Corp.	2.5%
Iconix Brand Group Inc.	2.5%
MGM Resorts International	2.5%
Electronic Arts Inc.	2.4%
Hologic Inc.	2.4%
Omnicare Inc.	2.4%
Siemens Financieringsmaatschappij NV	2.4%

The three largest detractors from performance were Titan Machinery, discussed above, Nuance Communications, and Volcano Corporation. Nuance is a leading provider of speech recognition technology widely used in medical record keeping. Recent quarterly earnings have disappointed due to slower-than-expected adoption of a new product cycle. Volcano is a leading provider of medical devices used in the diagnosis of coronary disease. Despite a recent deceleration of earnings growth, the company continues to maintain a strong balance sheet.

OUTLOOK & STRATEGY

With the exception of mini corrections in June and August, we believe the transition of underlying convertible valuations to a more equity-like condition is still in place. As the markets begin to assimilate overall economic and political concerns, we expect to see the convertible market continue the transition to a focus on the growth attributes for underlying equities, given the overall stability in fundamental credit metrics.

Our convertible strategy remains focused on the creditworthiness of the companies in which we invest. We believe the Fund’s holdings are well suited, relative to the index, to take advantage of an expected continued tightening of credit spreads. At the same time, we believe the Fund’s average price of $109.23, versus the index’s average price of $154.81, should position us to take advantage of rising bond floors. In addition, with a current yield of 2.30%, versus the index at 2.66%, we believe the Fund provides a reasonable income stream in the current low-rate environment.

Through the first 10 months of calendar 2013, we continued to see a pick-up in new issuance activity, with 99 deals being priced for a total of $31.5 billion. It is worth noting that the convertibles market has grown over the last 22 months, with new issues exceeding companies’ redemptions of their convertible securities by $4.6 billion. We expect convertible new issue activity to continue to pick up at any sign of a prolonged backup in the corporate/high yield calendars, as issuers look to take advantage of the opportunity to sell into the apparent supply/demand imbalance. Additional catalysts for convertible new issue activity will be a continued improvement in underlying equity prices as well as the potential for higher interest rates.

As outlined below, we believe that two of the three-way upside accelerators present for most of 2009 through 2012 continue to be in place, with spread tightening and equity improvement potentially acting as catalysts. However, it is worth noting that the third potential catalyst is nearly as compelling, as the convertible market has declined by 78 basis points since the end of June. At 1.46% below theoretical value, convertible valuations have returned to levels not seen since July 31, 2010, at 1.94% below theoretical value.

•

Spread tightening: High-yield spreads based on the Credit Suisse High Yield Index stood at 463 basis points on October 31, 2013, well below the long-term average spread of 591 basis points (since January 1986). We anticipate an improvement in valuations with spreads potentially compressing as a function of declining default rates.

•

Equity improvement: By the end of October, the S&P 500 stood at 1,756.54, just below a new 12-month high of 1,771.95, and well above its 12-month low of 1,353.33 established in November 2012. It is worth noting that the outperformance by convertible underlying equities versus the S&P since last December has now reached a positive inflection point relative to the 14-percentage-point underperformance during a very volatile 2011.

•

Return to “fair value”: At 1.46% below theoretical value on October 31, the convertible discount was trading tighter than its historical average discount of 1.52%, but 78 basis points better than June’s close, as the recent flow-through from new issues and a modest pick-up in volatility has served to make valuations more attractive. We expect that dedicated managers will continue to be highly selective in choosing appropriately valued convertibles for their portfolios as they wait for a buildup of the new issue calendar, with the expected side effect of “cheapening” the market. That said, we expect there to be a strong underlying bid for opportunistic purchases in both the primary and secondary convertible markets, as demand outstrips supply.

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY—Continued

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2034

Cusip	411512734

Ticker	HACSX

Inception Date	05/01/2011

Net Expense Ratio	0.79%

Total Net Assets (000s)	$267,251

ADMINISTRATIVE CLASS

Fund #	2234

Cusip	411512726

Ticker	HRCSX

Inception Date	05/01/2011

Net Expense Ratio	1.04%

Total Net Assets (000s)	$427

INVESTOR CLASS

Fund #	2434

Cusip	411512718

Ticker	HICSX

Inception Date	05/01/2011

Net Expense Ratio	1.16%

Total Net Assets (000s)	$2,452

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	2.92%	3.35%

Yield to Maturity	-0.96%	-0.89%

Current Yield (Institutional Class)	2.68%	2.68%

Weighted Average Maturity	8.79 years	8.40 years

Weighted Average Duration	2.91 years	1.90 years

Portfolio Turnover (Year Ended 10/31/2013)	45%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	19.67%

>1 to 5	29.81%

>5 to 10	19.85%

>10 to 15	4.93%

>15 to 20	8.84%

>20 to 25	14.56%

>25 yrs.	2.34%

Harbor Convertible Securities Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Convertible Securities Fund
Institutional Class	11.80%	N/A	5.93%	5/01/2011	$11,552
Comparative Index
BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory	23.82%	N/A	8.88%	—	$12,373

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All US Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Convertible Securities Fund
Administrative Class	11.55%	N/A	5.64%	5/01/2011	$11,473
Investor Class	11.41%	N/A	5.54%	5/01/2011	$11,447
Comparative Index
BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory	23.82%	N/A	8.88%	—	$12,373

As stated in the Fund’s current prospectus, the expense ratios were 0.84% (Institutional Class); 1.09% (Administrative Class); and 1.21% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 9 months.

a	Annualized.

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 3.5%)

CONVERTIBLE BONDS—89.0%
Principal Amount (000s)		Value (000s)
AEROSPACE & DEFENSE—3.2%
	Alliant Techsystems Inc.
$2,000	3.000%—08/15/2024	$2,884
	L-3 Communications Holdings Inc.
4,905	3.000%—08/01/2035	5,622

		8,506

AUTOMOBILES—2.0%
	Navistar International Corp.
$5,265	3.000%—10/15/2014	$5,433

BUILDING PRODUCTS—2.6%
	Griffon Corp.
1,755	4.000%—01/15/2017[1]	2,017
	Lennar Corp.
640	2.000%—12/01/2020[1]	821
	Toll Brothers Finance Corp.
3,990	0.500%—09/15/2032	4,090

		6,928

CAPITAL MARKETS—1.9%
	Walter Investment Management Corp.
4,890	4.500%—11/01/2019	5,107

COMMERCIAL SERVICES & SUPPLIES—0.3%
	Covanta Holding Corp.
825	3.250%—06/01/2014	936

COMMUNICATIONS EQUIPMENT—0.1%
	Arris Group Inc.
270	2.000%—11/15/2026	299

CONTAINERS & PACKAGING—2.2%
	Owens-Brockway Glass Container Inc.
5,730	3.000%—06/01/2015[1]	5,974

ENERGY EQUIPMENT & SERVICES—0.9%
	Exterran Holdings Inc.
1,925	4.250%—06/15/2014	2,450

FOOD PRODUCTS—0.2%
	Archer-Daniels-Midland Co.
540	0.875%—02/15/2014	562

HEALTH CARE EQUIPMENT & SUPPLIES—7.3%
	Alere Inc.
2,340	3.000%—05/15/2016	2,567
	Hologic Inc.
6,240	2.000%—03/01/2042-12/15/2043[2]	6,556
	NuVasive Inc.
6,390	2.750%—07/01/2017	6,981
	Volcano Corp.
3,850	1.750%—12/01/2017	3,727

		19,831

HEALTH CARE PROVIDERS & SERVICES—3.7%
	LifePoint Hospitals Inc.
3,265	3.500%—05/15/2014	3,545
	Omnicare Inc.
6,025	3.250%—12/15/2035	6,435

		9,980

HOTELS, RESTAURANTS & LEISURE—4.7%
	International Game Technology
5,365	3.250%—05/01/2014	5,935
	MGM Resorts International
5,560	4.250%—04/15/2015	6,825

		12,760

HOUSEHOLD DURABLES—3.0%
	Jarden Corp.
2,310	1.875%—09/15/2018[1]	3,067

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)
HOUSEHOLD DURABLES—Continued
	The Ryland Group Inc.
$5,265	0.250%—06/01/2019	$4,896

		7,963

INDUSTRIAL CONGLOMERATES—2.4%
	Siemens Financieringsmaatschappij NV
5,750	1.050%—08/16/2017	6,534

INTERNET SOFTWARE & SERVICES—2.5%
	Blucora Inc.
425	4.250%—04/01/2019[1]	545
	Dealertrack Technologies Inc.
630	1.500%—03/15/2017	751
	WebMD Health Corp.
5,505	2.500%—01/31/2018	5,409

		6,705

LEISURE EQUIPMENT & PRODUCTS—1.9%
	Live Nation Entertainment Inc.
5,100	2.875%—07/15/2027	5,240

LIFE SCIENCES TOOLS & SERVICES—4.5%
	Illumina Inc.
5,845	0.250%—03/15/2016[1]	7,284
	Integra LifeSciences Holdings Corp.
4,550	1.625%—12/15/2016	4,832

		12,116

MACHINERY—3.9%
	Greenbrier Cos. Inc.
3,205	3.500%—04/01/2018	3,504
	Trinity Industries Inc.
5,420	3.875%—06/01/2036	7,056

		10,560

MEDIA—2.2%
	Inmarsat plc
2,000	1.750%—11/16/2017	2,726
	Liberty Interactive LLC
2,600	1.000%—09/30/2043[1]	2,680
	XM Satellite Radio Inc.
250	7.000%—12/01/2014[1]	526

		5,932

METALS & MINING—4.3%
	ArcelorMittal
4,330	5.000%—05/15/2014	4,411
	Royal Gold Inc.
2,520	2.875%—06/15/2019	2,408
	RTI International Metals Inc.
2,340	3.000%—12/01/2015	2,722
	Steel Dynamics Inc.
1,740	5.125%—06/15/2014	1,970

		11,511

OIL, GAS & CONSUMABLE FUELS—4.4%
	Bristow Group Inc.
1,685	3.000%—06/15/2038	2,199
	Chesapeake Energy Corp.
6,535	2.500%—05/15/2037	6,666
	SEACOR Holdings Inc.
2,435	2.500%—12/15/2027[1]	3,142

		12,007

PHARMACEUTICALS—2.1%
	Salix Pharmaceuticals Ltd.
$1,045	1.500%—03/15/2019	$1,373
	Teva Pharmaceutical Finance LLC
4,165	0.250%—02/01/2026	4,350

		5,723

REAL ESTATE INVESTMENT TRUSTS (REITs)—7.2%
	American Realty Capital Properties Inc.
3,450	3.000%—08/01/2018	3,508
	Boston Properties LP
3,700	3.625%—02/15/2014[1]	3,753
	Extra Space Storage LP
5,300	2.375%—07/01/2033[1]	5,353
	Health Care REIT Inc.
1,250	3.000%—12/01/2029	1,595
	ProLogis LP
4,475	3.250%—03/15/2015	5,255

		19,464

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.4%
	LAM Research Corp.
5,285	0.500%—05/15/2016	6,180
	Linear Technology Corp.
1,605	3.000%—05/01/2027	1,723
	Micron Technology Inc.
560	1.875%—06/01/2014	719
	TTM Technologies Inc.
3,320	3.250%—05/15/2015	3,382

		12,004

SOFTWARE—9.6%
	Electronic Arts Inc.
5,775	0.750%—07/15/2016	6,432
	Nuance Communications Inc.
5,125	2.750%—11/01/2031	5,029
	Rovi Corp.
3,485	2.625%—02/15/2040	3,551
	Salesforce.Com Inc.
4,950	0.250%—04/01/2018[1]	5,414
	Tibco Software Inc.
5,370	2.250%—05/01/2032	5,467

		25,893

SPECIALTY RETAIL—1.5%
	Group 1 Automotive Inc.
3,260	2.250%—06/15/2036[2]	3,914

TEXTILES, APPAREL & LUXURY GOODS—2.5%
	Iconix Brand Group Inc.
5,090	2.500%—06/01/2016	6,614

TRADING COMPANIES & DISTRIBUTORS—1.3%
	Titan Machinery Inc.
3,955	3.750%—05/01/2019	3,495

WIRELESS TELECOMMUNICATION SERVICES—2.2%
	Leap Wireless International Inc.
5,770	4.500%—07/15/2014	5,884

TOTAL CONVERTIBLE BONDS (Cost $224,397)		240,325

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—7.5%
Principal Amount (000s)		Value (000s)
AUTO COMPONENTS—0.5%
	Goodyear Tire & Rubber Co.
$450	6.500%—03/01/2021	$478
725	7.000%—05/15/2022	783

		1,261

COMMERCIAL BANKS—0.1%
	CIT Group Inc.
200	5.000%—08/15/2022	203

CONTAINERS & PACKAGING—0.1%
	Reynolds Group Issuer Inc.
250	9.875%—08/15/2019	278

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
	Frontier Communications Corp.
1,000	8.500%—04/15/2020	1,148

HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
	Biomet Inc.
385	6.500%—10/01/2020	402
	Capsugel SA
500	7.000%—05/15/2019[1]	500

		902

HEALTH CARE PROVIDERS & SERVICES—1.4%
	DaVita Inc.
500	6.625%—11/01/2020	536
	MPH Intermediate Holding Co.
2,300	8.375%—08/01/2018[1]	2,398
	Tenet Healthcare Corp.
750	6.000%—10/01/2020[1]	794

		3,728

INSURANCE—0.2%
	Hockey Merger Sub 2 Inc.
600	7.875%—10/01/2021[1]	622

MEDIA—0.9%
	CCO Holdings LLC
750	5.250%—09/30/2022	709
	MediaCom Capital Corp.
500	7.250%—02/15/2022	530
	Sinclair Television Group Inc.
600	6.375%—11/01/2021[1]	621
MEDIA—Continued
	Sirius XM Radio Inc.
$600	5.875%—10/01/2020[1]	$622

		2,482

METALS & MINING—0.4%
	FMG Resources (August 2006) Pty Ltd.
100	6.875%—04/01/2022[1]	107
975	8.250%—11/01/2019[1]	1,087

		1,194

OIL, GAS & CONSUMABLE FUELS—0.5%
	Tesoro Logistics LP
1,375	6.125%—10/15/2021	1,430

PHARMACEUTICALS—0.9%
	VPII Escrow Corp.
2,250	7.500%—07/15/2021[1]	2,509

SPECIALTY RETAIL—1.3%
	Michaels FinCo Holdings LLC
3,250	7.500%—08/01/2018[1]	3,372

WIRELESS TELECOMMUNICATION SERVICES—0.5%
	Sprint Corp.
1,175	7.875%—09/15/2023[1]	1,278

TOTAL CORPORATE BONDS & NOTES (Cost $19,444)		20,407

SHORT-TERM INVESTMENTS—2.6%
(Cost $7,050)
REPURCHASE AGREEMENTS
7,050	Repurchase Agreement with State Street Corp. dated October 31, 2013 due November 01, 2013 at 0.000% collateralized by Federal National Mortgage Association Notes (market value $7,192)	7,050

TOTAL INVESTMENTS—99.1% (Cost $250,891)		267,782

CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		2,348

TOTAL NET ASSETS—100.0%		$270,130

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2013, the aggregate fair value of these securities was $54,486 or 20% of net assets.

2	Step coupon security.

The accompanying notes are an integral part of the Financial Statements.

Harbor Emerging Markets Debt Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Stone Harbor

Investment Partners LP

31 West 52nd Street

16th Floor

New York, NY 10019

PORTFOLIO MANAGERS

Peter J. Wilby, CFA

Since 2011

Pablo Cisilino

Since 2011

James E. Craige, CFA

Since 2011

Angus Halkett, Ph.D., CFA

Since 2012

David A. Oliver, CFA

Since 2011

William Perry

Since 2012

Stone Harbor has

subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Seeks to maximize total return, which consists of income on its investments and capital appreciation

PRINCIPAL STYLE
CHARACTERISTICS

Emerging market fixed income securities

Peter J. Wilby

Pablo Cisilino

James E. Craige

Angus Halkett

David A. Oliver

William Perry

Management’s Discussion of

Fund Performance

MARKET REVIEW

The key drivers of performance for emerging markets debt during fiscal 2013 were technical factors that drove markets weaker from May through August 2013. During that time, returns in all three sectors of the emerging markets debt market turned negative. In our view, two factors underpinned the downturn: 1) concerns about a less-accommodative U.S. monetary policy led to market-wide fears that U.S. rates could be headed higher soon, thereby attracting capital away from emerging markets; and 2) a sharper-than-expected deceleration in growth from developing countries.

Our analysis indicates that the market downturn beginning in May evolved into a liquidity-driven decline, related more to positioning than to fundamentals. The more-liquid sectors of the market, including external U.S.-dollar-denominated and local currency sovereign debt, declined the most. Corporate debt performed better. Outflows from retail investors were significant during this period, while institutional investors, in general, added to the sector. By the end of the fiscal year, however, emerging market debt securities began to recover as portfolio flows stabilized and growth data for developing countries showed signs of stabilization.

PERFORMANCE

Harbor Emerging Markets Debt Fund returned -4.24% (Institutional Class) and -4.49% (Administrative Class) for the 12 months ended October 31, 2013. On a relative basis, the Fund underperformed its blended benchmark, 50% J.P. Morgan Emerging Markets Bond Index Global Diversified/50% J.P. Morgan Government Bond Index—Emerging Markets Global Diversified, which had a return of -1.88%. The Fund’s investment process remained focused on identifying emerging market countries and companies with improving fundamental credit quality that is not fully appreciated by the broader market. The largest source of underperformance versus the benchmark came from positioning too early in local currency debt markets, which declined, in our view, due to fears of ongoing redemptions rather than as a result of any deterioration in fundamental credit quality.

Positive contributors to performance included holdings in local currency debt from Mexico, Poland, and Russia, corporate debt from Russia, Kazakhstan, and the United Arab Emirates, and dollar-denominated sovereign debt from Indonesia. During the summer downturn, the Fund reduced exposure to many of these positions to fund investments in assets whose valuations had markedly improved. The biggest negative contributors included liquid securities that repriced as retail investors redeemed holdings in emerging markets mutual funds. Examples include dollar-denominated bonds from Brazil, Mexico, and Turkey, local currency debt from Brazil, Indonesia, South Africa, and Turkey, and corporate bonds from Peru. The Fund increased positions in many of these sectors between May and September 2013.

Harbor Emerging Markets Debt Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
South Africa Government	8.3%
Mexican Bonos	7.4%
Russia Government	6.4%
Turkey Government	6.1%
Brazil Notas Do Tesouro Nacional	5.5%
Poland Government	4.9%
Venezuela Government	4.5%
Malaysia Government	3.7%
Colombia Government	3.3%
Indonesia Government	3.1%

The Fund’s portfolio mix varied throughout the fiscal year, driven by tactical asset allocation decisions based on our assessment of relative value opportunities and global market risks. Beginning in March, as concerns about global growth rose, the Fund reduced exposure to local currency debt. However, as local currencies sold off significantly in May and June, the Fund steadily increased exposure, ending the period with an overweight to local currency bonds relative to the benchmark weighting. In addition, as corporate bonds outperformed other sectors of emerging markets debt in May and June, the Fund reduced exposure to corporates. These decisions enhanced overall portfolio performance.

OUTLOOK AND STRATEGY

We believe emerging markets are beginning to see signs of improving growth momentum, following substantial downward revisions in growth earlier in calendar 2013. PMI (Purchasing Managers’ Index) indicators are signaling gradually improving production in line with an improving global cycle. Third quarter GDP surprised on the upside in both China and Korea, supporting the view that the pace of growth in developing markets has bottomed. Exchange rates have become more competitive on average, which also lends support to the growth outlook. Monetary policy remains supportive in most emerging markets, and we expect this to continue for some time as inflation pressures remain contained. Capital flows to developing markets continue to be critical for sentiment, in particular for countries with current account deficits. Recent data remain mixed but capital flows generally have held up better than feared a few months ago, and our global outlook remains moderately supportive for continued flows to developing markets, including foreign direct investment, which is still the largest source of inflows in most emerging market countries.

We believe the near-term performance of the local currency debt sector in emerging markets depends on a recovery in liquidity, following the large outflows from retail emerging market debt mutual funds during the summer, as well as proof of stabilization of growth in key developing countries amid very low market expectations for growth.

Given still-tepid global growth, we do not see inflation pressures accelerating and thus do not expect central banks to surprise with significantly tighter policy than is currently priced in. We believe that this is especially true in Brazil and Mexico, where we hold the portfolio’s largest duration exposure. In countries where yields have lagged in the global sell-off, e.g., Thailand, Philippines, and Hungary, we expect some catch-up and thus relative underperformance on the rates side.

We do not expect substantial currency moves on the index level as episodes of broader U.S. dollar strength will tend to offset the impact of stabilizing data. However, we see some countries with appreciation potential, including Brazil, Mexico, Colombia, Indonesia, Peru, and South Africa, following the significant currency adjustment in May, June, and August.

In terms of external sovereign debt securities, we believe emerging market debt spreads remain attractive and are likely to tighten in the near term, particularly if institutional portfolio flows pick up, as we expect. We believe global investors will continue to demand high-yielding assets for their fixed income allocations. In addition, new supply of external debt is expected to remain modest, supporting emerging market sovereign debt spreads over the next 12 months.

This report contains the current opinions of Stone Harbor Investment Partners LP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor Emerging Markets Debt Fund. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Emerging Markets Debt Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2035

Cusip	411512759

Ticker	HAEDX

Inception Date	05/01/2011

Net Expense Ratio	0.98%[a]

Total Net Assets (000s)	$18,238

ADMINISTRATIVE CLASS

Fund #	2235

Cusip	411512742

Ticker	HREDX

Inception Date	05/01/2011

Net Expense Ratio	1.23%[a]

Total Net Assets (000s)	$257

a	From November 1, 2012 through February 28, 2013, the net expense ratio was contractually capped at 1.05% and 1.30% for the Institutional and Administrative Class. Effective March 1, 2013, the net expense ratio for each class was decreased to 0.95% and 1.20% respectively, until February 28, 2014.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	6.38%	6.50%

Yield to Maturity	5.89%	5.78%

Weighted Average Maturity	8.61 years	8.79 years

Weighted Average Duration	5.54 years	5.76 years

Portfolio Turnover (Year Ended 10/31/2013)	125%	N/A

REGION ALLOCATION (% of investments)

(Excludes cash and short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.27%

>1 to 5	21.65%

>5 to 10	53.06%

>10 to 15	9.30%

>15 to 20	7.98%

>20 to 25	5.64%

>25 yrs.	2.10%

Harbor Emerging Markets Debt Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the 50% JPM EMBI Global Diversified/50% JPM GBI-EMGD indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Emerging Markets Debt Fund
Institutional Class	-4.24%	N/A	1.42%	5/01/2011	$10,360
Comparative Indices
50% JPM EMBI Diversified/ 50% JPM GBI-EMGD	-1.88%	N/A	3.73%	—	$10,960
JPM EMBI Diversified	-2.27%	N/A	6.94%	—	$11,825
JPM GBI-EMGD	-1.60%	N/A	0.45%	—	$10,114

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the 50% JPM EMBI Global Diversified/50% JPM GBI-EMGD indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Emerging Markets Debt Fund
Administrative Class	-4.49%	N/A	1.18%	5/01/2011	$10,297
Comparative Indices
50% JPM EMBI Diversified/ 50% JPM GBI-EMGD	-1.88%	N/A	3.73%	—	$10,960
JPM EMBI Diversified	-2.27%	N/A	6.94%	—	$11,825
JPM GBI-EMGD	-1.60%	N/A	0.45%	—	$10,114

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 2.33% (Gross) (Institutional Class); and 1.20% (Net) and 2.58% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month- end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 90 days.

a	Annualized.

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Total Investments by Country (% of net assets)

(Excludes net cash, short-term investments and forward positions of 9.0%)

BRAZIL—12.4%
Principal Amount (000s)			Value (000s)
	CORPORATE BONDS & NOTES—1.6%
		ESAL GmbH
	$211	6.250%—02/05/2023[1]	$194
		Petrobras International Finance Co.
	29	2.875%—02/06/2015	30
	23	5.375%—01/27/2021	23

			53

		Vale Overseas Ltd.
	40	4.625%—09/15/2020	41

			288

	FOREIGN GOVERNMENT OBLIGATIONS—10.8%
		Brazil Letras Do Tesouro Nacional
R$	1,152	0.000%—01/01/2017[2]	$364
		Brazil Notas Do Tesouro Nacional Série F
	2,455	10.000%—01/01/2017-01/01/2023	1,012
		Brazilian Government International Bond
	$200	2.625%—01/05/2023	179
	100	4.875%—01/22/2021	109
	210	7.125%—01/20/2037	252
	28	8.250%—01/20/2034	37

			577

		European Bank for Reconstruction & Development MTN[3]
R$	100	9.000%—04/28/2014	44

			1,997

	TOTAL BRAZIL (Cost $2,428)		2,285

CHILE—2.3%
	CORPORATE BONDS & NOTES—0.2%
		Cencosud SA
	$50	4.875%—01/20/2023[1]	48

	FOREIGN GOVERNMENT OBLIGATIONS—2.1%
		Corp. Nacional del Cobre de Chile
	200	3.000%—07/17/2022[1]	185
	200	3.875%—11/03/2021	199

			384

	TOTAL CHILE (Cost $444)		432

CHINA—1.7%
	CORPORATE BONDS & NOTES—0.6%
		Tencent Holdings Ltd.
	100	3.375%—03/05/2018[1]	102

	FOREIGN GOVERNMENT OBLIGATIONS—1.1%
		Sinochem Overseas Capital Co. Ltd.
	200	4.500%—11/12/2020[1]	206

	TOTAL CHINA (Cost $318)		308

COLOMBIA—4.9%
	CORPORATE BONDS & NOTES—0.5%
		BanColombia SA
	41	5.125%—09/11/2022	39
	25	6.125%—07/26/2020	27

			66

		Ecopetrol SA
	30	7.625%—07/23/2019	36

			102

	CREDIT-LINKED NOTES—1.1%
		Colombian TES MTN[3]
COL$	200,000	7.000%—05/04/2022[1]	108
	150,000	11.000%—07/27/2020	97

			205

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

COLOMBIA—Continued

Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—3.3%
		Colombia Government Bond
COL$	58,000	4.375%—03/21/2023	$28
	202,000	7.750%—04/14/2021	122
	262,000	12.000%—10/22/2015	157

			307

		Colombia Government International Bond
	$140	8.125%—05/21/2024	186
	33	11.750%—02/25/2020	48

			234

		Republic of Colombia
COL$	90,000	9.850%—06/28/2027	63

			604

	TOTAL COLOMBIA (Cost $949)		911

DOMINICAN REPUBLIC—0.7%
	(Cost $133)
	FOREIGN GOVERNMENT OBLIGATIONS—0.7%
		Dominican Republic International Bond
	$120	9.040%—01/23/2018	132

EL SALVADOR—0.1%
	FOREIGN GOVERNMENT OBLIGATIONS—0.1%
		El Salvador Government International Bond
	10	7.750%—01/24/2023	11
	15	8.250%—04/10/2032	17

	TOTAL EL SALVADOR (Cost $29)		28

HONG KONG—0.6%
	(Cost $103)
	CORPORATE BONDS & NOTES—0.6%
		Hutchison Whampoa International 10 Ltd.
	100	6.000%—10/28/2015[4,5]	106

HUNGARY—1.5%
	FOREIGN GOVERNMENT OBLIGATIONS—1.5%
		Hungary Government Bond
HUD$	17,070	5.500%—12/22/2016-12/20/2018	81
	3,330	6.000%—11/24/2023	16
	1,600	6.500%—06/24/2019	8
	7,120	6.750%—02/24/2017-11/24/2017	35
	12,100	7.000%—06/24/2022	61
	2,930	7.750%—08/24/2015	15

			216

		Hungary Government International Bond
	€8	4.375%—07/04/2017	11
	£2	5.000%—03/30/2016	3
	€12	6.000%—01/11/2019	18
	$34	7.625%—03/29/2041	39

			71

	TOTAL HUNGARY (Cost $272)		287

	(Cost $51)
Principal Amount (000s)			Value (000s)
	CORPORATE BONDS & NOTES—0.2%
		Bharti Airtel International Netherlands BV
	$50	5.125%—03/11/2023[1]	$47

INDONESIA—8.6%
	CORPORATE BONDS & NOTES—0.6%
		Indosat Palapa Co. BV
	100	7.375%—07/29/2020	108

	CREDIT-LINKED NOTES—1.9%
		Indonesia Treasury Bond MTN[3]
IDR$	2,200,000	5.625%—05/15/2023[1]	171
	1,900,000	8.250%—07/15/2021	177

			348

	FOREIGN GOVERNMENT OBLIGATIONS—6.1%
		Indonesia Government International Bond
	$100	5.875%—03/13/2020	110
	136	6.875%—01/17/2018	155
	187	11.625%—03/04/2019	257

			522

		Indonesia Treasury Bond
IDR$	800,000	5.250%—05/15/2018	66
	1,566,000	5.625%—05/15/2023	122
	320,000	6.125%—05/15/2028	24
	800,000	6.625%—05/15/2033	61
	510,000	7.000%—05/15/2022-05/15/2027	44
	590,000	7.875%—04/15/2019	55
	100,000	8.250%—06/15/2032	9
	745,000	8.375%—03/15/2024	70
	1,062,000	9.000%—03/15/2029	103
	260,000	11.000%—09/15/2025	29

			583

		Inter-American Development Bank MTN[3]
	340,000	0.000%—08/20/2015[2]	26

			1,131

	TOTAL INDONESIA (Cost $1,769)		1,587

KAZAKHSTAN—1.9%
	FOREIGN GOVERNMENT OBLIGATIONS—1.9%
		Intergas Finance BV
	$100	6.375%—05/14/2017	110
		KazMunayGas National Co.
	100	7.000%—05/05/2020	114
		KazMunayGas National Co. MTN[3]
	100	9.125%—07/02/2018[1]	123

	TOTAL KAZAKHSTAN (Cost $342)		347

MACAU—0.1%
	(Cost $15)
	CORPORATE BONDS & NOTES—0.1%
		Wynn Macau Ltd.
	15	5.250%—10/15/2021[1]	15

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

MALAYSIA—3.8%

Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—3.8%
		Malaysia Government Bond
MYR$	60	3.172%—07/15/2016	$19
	990	3.314%—10/31/2017	313
	220	3.418%—08/15/2022	69
	320	3.480%—03/15/2023	100
	370	3.492%—03/31/2020	117
	50	3.580%—09/28/2018	16
	80	3.844%—04/15/2033	25
	20	3.889%—07/31/2020	6
	30	4.160%—07/15/2021	10
	20	4.262%—09/15/2016	7
	40	4.392%—04/15/2026	13

	TOTAL MALAYSIA (Cost $715)		695

MEXICO—9.8%
	CORPORATE BONDS & NOTES—0.6%
		Cemex Espana Luxembourg
	$70	9.250%—05/12/2020	77
		Grupo Televisa SAB
	30	8.500%—03/11/2032	39

			116

	FOREIGN GOVERNMENT OBLIGATIONS—9.2%
		Mexican Bonos
MEX$	471	5.000%—06/15/2017	37
	315	6.250%—06/16/2016	25
	4,317	6.500%—06/10/2021-06/09/2022	344
	673	7.500%—06/03/2027	57
	1,781	7.750%—05/29/2031	147
	7,188	8.000%—06/11/2020-12/07/2023	631
	422	8.500%—05/31/2029	38
	922	10.000%—12/05/2024	93

			1,372

		Mexico Government International Bond[3]
	$10	5.950%—03/19/2019	12
		Mexico Government International Bond
	30	4.000%—10/02/2023	30
		Mexico Government International Bond MTN[3]
	76	4.750%—03/08/2044	71
	112	6.050%—01/11/2040	126
	58	6.750%—09/27/2034	71
	10	8.300%—08/15/2031	14

			282

		Petroleos Mexicanos
MEX$	30	7.650%—11/24/2021[1]	2

			1,698

	TOTAL MEXICO (Cost $1,856)		1,814

PANAMA—1.1%
	FOREIGN GOVERNMENT OBLIGATIONS—1.1%
		Panama Government International Bond
	$70	8.125%—04/28/2034	91
	72	9.375%—04/01/2029	104

	TOTAL PANAMA (Cost $209)		195

	CORPORATE BONDS & NOTES—0.8%
		Cementos Pacasmayo SAA
	$100	4.500%—02/08/2023[1]	$93
		Volcan Cia Minera SAA
	65	5.375%—02/02/2022[1]	64

			157

	FOREIGN GOVERNMENT OBLIGATIONS—2.3%
		Peruvian Government Bond
PER$	90	5.200%—09/12/2023	33
	40	6.850%—02/12/2042	15
	20	6.900%—08/12/2037	8
	60	6.950%—08/12/2031	23
	120	7.840%—08/12/2020	50
	60	8.200%—08/12/2026	27

			156

		Peruvian Government International Bond
	$20	6.550%—03/14/2037	24
	162	8.750%—11/21/2033	237

			261

			417

	TOTAL PERU (Cost $584)		574

PHILIPPINES—0.9%
	FOREIGN GOVERNMENT OBLIGATIONS—0.9%
		Philippine Government International Bond
	100	7.750%—01/14/2031	135
	21	9.500%—02/02/2030	32

	TOTAL PHILIPPINES (Cost $189)		167

POLAND—4.9%
	FOREIGN GOVERNMENT OBLIGATIONS—4.9%
		Poland Government Bond
PLN$	80	2.500%—07/25/2018	25
	525	3.000%—08/24/2016[6]	179
	510	3.750%—04/25/2018	168
	590	4.000%—10/25/2023	188
	440	4.750%—04/25/2017	150
	140	5.750%—10/25/2021-09/23/2022	51

			761

		Poland Government International Bond
	$129	5.000%—03/23/2022	141

	TOTAL POLAND (Cost $896)		902

ROMANIA—0.2%
	(Cost $42)
	FOREIGN GOVERNMENT OBLIGATIONS—0.2%
		Romanian Government International Bond MTN[3]
	36	6.750%—02/07/2022	42

RUSSIA—7.6%
	CORPORATE BONDS & NOTES—1.2%
		ALFA Bank OJSC Via ALFA Bond Issuance plc
	200	7.500%—09/26/2019[1]	215

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

RUSSIA—Continued

Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—6.4%
		Russian Federal Bond—OFZ
RUS$	2,460	6.800%—12/11/2019	$77
	1,490	7.000%—11/24/2021[7]	45
	7,350	7.000%—01/25/2023	228
	390	7.350%—01/20/2016	12
	280	7.500%—02/27/2019	9
	7,770	7.600%—07/20/2022	252

			623

		Russian Foreign Bond—Eurobond
	$436	7.500%—03/31/2030[7]	519
	24	12.750%—06/24/2028	42

			561

			1,184

	TOTAL RUSSIA (Cost $1,421)		1,399

SOUTH AFRICA—8.3%
	FOREIGN GOVERNMENT OBLIGATIONS—8.3%
		South Africa Government Bond
ZAR$	535	6.250%—03/31/2036	40
	4,780	6.750%—03/31/2021	461
	610	7.000%—02/28/2031	52
	620	7.250%—01/15/2020	62
	3,115	8.000%—12/21/2018	326
	920	8.250%—09/15/2017	97
	1,550	10.500%—12/21/2026	185
	770	13.500%—09/15/2015	87

			1,310

		South Africa Government International Bond
	$200	5.500%—03/09/2020	217

	TOTAL SOUTH AFRICA (Cost $1,672)		1,527

SOUTH KOREA—0.3%
	(Cost $50)
	CORPORATE BONDS & NOTES—0.3%
		Korea East-West Power Co. Ltd.
	50	2.500%—07/16/2017[1]	51

THAILAND—2.4%
	CORPORATE BONDS & NOTES—0.0%
		PTTEP Canada International Finance Ltd. MTN[3]
	10	5.692%—04/05/2021	11

	FOREIGN GOVERNMENT OBLIGATIONS—2.4%
		Thailand Government Bond
THD$	3,244	1.200%—07/14/2021[6]	98
	2,950	3.250%—06/16/2017	95
	1,230	3.580%—12/17/2027	37
	2,440	3.625%—06/16/2023	77
	4,100	3.650%—12/17/2021	130

			437

	TOTAL THAILAND (Cost $468)		448

	CORPORATE BONDS & NOTES—1.0%
		KOC Holding AS
	$200	3.500%—04/24/2020[1]	$180

	FOREIGN GOVERNMENT OBLIGATIONS—6.1%
		Turkey Government Bond
TRD$	50	6.300%—02/14/2018	23
	81	6.500%—01/07/2015	40
	370	7.100%—03/08/2023	166
	60	8.300%—06/20/2018	30
	160	8.500%—09/14/2022	79
	360	9.500%—01/12/2022	189
	70	10.500%—01/15/2020	38

			565

		Turkey Government International Bond
	$105	6.750%—04/03/2018	119
	102	6.875%—03/17/2036	113
	23	7.000%—06/05/2020	27
	29	7.250%—03/05/2038	33
	194	7.375%—02/05/2025	226
	39	8.000%—02/14/2034	48

			566

			1,131

	TOTAL TURKEY (Cost $1,454)		1,311

UKRAINE—1.3%
	FOREIGN GOVERNMENT OBLIGATIONS—1.3%
		Ukraine Government International Bond
	€50	4.950%—10/13/2015	63
	$100	7.750%—09/23/2020	92

			155

		Ukreximbank Via Biz Finance plc
	100	8.375%—04/27/2015	93

	TOTAL UKRAINE (Cost $270)		248

UNITED ARAB EMIRATES—0.4%
	(Cost $68)
	CORPORATE BONDS & NOTES—0.4%
		Dubai Holding Commercial Operations MTN Ltd.[3]
	£50	6.000%—02/01/2017	83

URUGUAY—0.3%
	FOREIGN GOVERNMENT OBLIGATIONS—0.3%
		Uruguay Government International Bond
	$12	6.875%—09/28/2025	14
	18	7.875%—01/15/2033	24
	17	8.000%—11/18/2022	22

	TOTAL URUGUAY (Cost $63)		60

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

VENEZUELA—4.5%

Principal Amount (000s)		Value (000s)
FOREIGN GOVERNMENT OBLIGATIONS—4.5%
	Petroleos de Venezuela SA
$12	5.000%—10/28/2015	$11
143	5.250%—04/12/2017	115
274	8.500%—11/02/2017	247

		373

	Venezuela Government International Bond
42	5.750%—02/26/2016	37
10	7.000%—12/01/2018	8
38	7.750%—10/13/2019	31
136	9.000%—05/07/2023	110
13	11.750%—10/21/2026	12
10	11.950%—08/05/2031	9
243	12.750%—08/23/2022	245

		452

TOTAL VENEZUELA (Cost $885)		825

(Cost $563)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$563	Repurchase Agreement with State Street Corp. dated October 31, 2013 due November 01, 2013 at 0.000% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $576)	$563

TOTAL INVESTMENTS—94.0% (Cost $18,258)		17,389

CASH AND OTHER ASSETS, LESS LIABILITIES—6.0%		1,106

TOTAL NET ASSETS—100.0%		$18,495

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2013

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	$92	$94	11/04/2013	$(2)
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	91	94	11/04/2013	3
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	127	130	12/03/2013	3
British Pound Sterling (Sell)	Morgan Stanley & Co. LLC	87	88	11/29/2013	1
Euro Currency (Sell)	Morgan Stanley & Co. LLC	91	91	11/29/2013	—
Mexican Peso (Buy)	Morgan Stanley & Co. LLC	99	100	11/04/2013	(1)
Mexican Peso (Buy)	Morgan Stanley & Co. LLC	99	100	12/03/2013	(1)
Mexican Peso (Sell)	Morgan Stanley & Co. LLC	99	100	11/04/2013	1
Peruvian Nouveau Sol (Buy)	Morgan Stanley & Co. LLC	270	271	12/20/2013	(1)
Philippine Peso (Buy)	Morgan Stanley & Co. LLC	35	36	12/12/2013	(1)
Philippine Peso (Buy)	Morgan Stanley & Co. LLC	143	143	12/12/2013	—
Polish Zloty (Buy)	Goldman Sachs Group Inc.	124	126	11/08/2013	(2)
Russian Ruble (Buy)	Citigroup Inc.	165	165	11/08/2013	—
Russian Ruble (Buy)	Morgan Stanley & Co. LLC	105	105	11/04/2013	—
Russian Ruble (Buy)	Morgan Stanley & Co. LLC	105	105	12/03/2013	—
Russian Ruble (Sell)	Morgan Stanley & Co. LLC	105	105	11/04/2013	—
Turkish Lira (Buy)	Goldman Sachs Group Inc.	539	541	11/08/2013	(2)

					$(2)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Corporate Bonds & Notes
Brazil	$—	$288	$—	$288
Chile	—	48	—	48
China	—	102	—	102
Colombia	—	102	—	102
Hong Kong	—	106	—	106
India	—	47	—	47
Indonesia	—	108	—	108

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Macau	$—	$15	$—	$15
Mexico	—	116	—	116
Peru	—	157	—	157
Russia	—	215	—	215
South Korea	—	51	—	51
Thailand	—	11	—	11
Turkey	—	180	—	180
United Arab Emirates	—	83	—	83
Credit-Linked Notes
Colombia	—	205	—	205
Indonesia	—	348	—	348
Foreign Government Obligations
Brazil	—	1,997	—	1,997
Chile	—	384	—	384
China	—	206	—	206
Colombia	—	604	—	604
Dominican Republic	—	132	—	132
El Salvador	—	28	—	28
Hungary	—	287	—	287
Indonesia	—	1,131	—	1,131
Kazakhstan	—	347	—	347
Malaysia	—	695	—	695
Mexico	—	1,698	—	1,698
Panama	—	195	—	195
Peru	—	417	—	417
Philippines	—	167	—	167
Poland	—	902	—	902
Romania	—	42	—	42
Russia	—	1,184	—	1,184
South Africa	—	1,527	—	1,527
Thailand	—	437	—	437
Turkey	—	1,131	—	1,131
Ukraine	—	248	—	248
Uruguay	—	60	—	60
Venezuela	—	825	—	825
Short-Term Investments
Repurchase Agreements	—	563	—	563

Total Investments in Securities	$—	$17,389	$—	$17,389

Financial Derivative Instruments - Assets
Forward Currency Contracts	$—	$8	$—	$8

Total Financial Derivative Instruments - Assets	$—	$8	$—	$8

Liability Category
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$—	$(10)	$—	$(10)

Total Financial Derivative Instruments - Liabilities	$—	$(10)	$—	$(10)

Total Investments	$—	$17,387	$—	$17,387

There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2013, the aggregate fair value of these securities was $1,804 or 10% of net assets.

2	Zero coupon bond.

3	MTN after the name of a security stands for Medium Term Note.

4	Variable rate security. The stated rate represents the rate in effect at October 31, 2013.

5	Perpetuity bond. The maturity date represents the next callable date.

6	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

7	Step coupon security.

R$	Brazilian Real.

£	British Pound.

COL$	Colombian Peso.

€	Euro.

HUD$	Hungarian Forint.

IDR$	Indonesian Rupiah.

MYR$	Malaysian Ringgit.

MEX$	Mexican Peso.

PER$	Peruvian Nuevosol.

PLN$	Polish Zloty.

RUS$	Russian Ruble.

ZAR$	South African Rand.

THD$	Thai Baht.

TRD$	Turkish Lira.

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital Management, Inc.

461 Fifth Avenue 22nd Floor New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Eric Dobbin

Since 2012

Justin W. Slatky

Since 2012

Steven N. Schweitzer

Since 2012

Mark Flanagan, CFA, CPA

Since 2002

Shenkman Capital has subadvised the Fund since its inception in 2002.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE CHARACTERISTICS

High-yield bonds

Mark Shenkman

Eric Dobbin

Justin W. Slatky

Steven N. Schweitzer

Mark Flanagan

Management’s Discussion of

Fund Performance

MARKET REVIEW

The high-yield bond market rallied overall during fiscal 2013, but the drivers of demand varied and spates of weakness did occur, especially in recent months. Accommodative Federal Reserve policy was the foundational driver of performance throughout the period, underpinning investor confidence and stabilizing volatility. High-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 8.83%, outperforming 10-year U.S. Treasury notes by 1,347 basis points, or 13.47 percentage points, and investment-grade bonds, as measured by the BofA Merrill Lynch Corporate Index, by 992 basis points. Triple-C rated bonds were the best performers among high-yield ratings categories, returning 14.54%, while B-rated issues and BB-rated bonds returned 9.05% and 6.35%, respectively.

From October 2012 to the end of May, high-yield bonds rallied on favorable Federal Reserve policies, strong corporate balance sheets and increasingly positive U.S. economic momentum. However, toward the end of the second quarter of calendar 2013, two major negative technical developments sparked a market-wide repricing. High-yield performance struggled on weak U.S. Treasurys during the final six weeks of the quarter and record outflows from retail high-yield mutual funds during June. During the third calendar quarter, high-yield bonds seesawed as rising interest rates and whipsawing sentiment over U.S. monetary policy and geopolitical events caused an uptick in volatility throughout financial markets. Toward the beginning of the quarter, stable U.S. Treasurys and a resurgence of retail cash inflows reignited overall demand for the asset class following the June downturn. However, a rare combination of weak stocks and rising U.S. Treasury yields in August prompted many investors to pull back from fixed income and wait out the traditional late-summer slowdown.

The market rallied through September to October as political, monetary, and global economic anxieties abated and investors put cash to work. Furthermore, despite the uptick in volatility in recent months, the robust pace of new issuance continued. Between January 1 and October 31, 2013, $347.5 billion of new bonds were issued, versus $306.5 billion during the same period in 2012, when the high-yield market set a full-year record of $368 billion.

PERFORMANCE

Harbor High-Yield Bond Fund stayed true to its conservative charter, not getting caught up in buying sprees and subsequent repricing volatility. The Fund returned 6.55% (Institutional Class), 6.33% (Administrative Class), and 6.22% (Investor Class) during fiscal year 2013, compared with the 8.83% return of the BofA Merrill Lynch U.S. High Yield Index. It is worth noting that the Index’s greater focus on riskier segments of the high-yield market, such as issuers with lower credit ratings and those trading at a discount, was the primary cause of its outperformance. However, through prudent

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Reynolds Group Issuer Inc.	1.7%
Tenet Healthcare Corp.	1.6%
Level 3 Financing Inc.	1.5%
CCO Holdings LLC	1.3%
Hughes Satellite Systems Corp.	1.2%
Windstream Corp.	1.2%
Calpine Corp.	1.1%
Cequel Communications Holdings I LLC	1.1%
NRG Energy Inc.	1.1%
Sprint Communications Inc.	1.1%

selection, the Fund did pick up returns among issues trading between $90 and par and those in a four-to-six-year duration range. As such, the Fund’s high-yield bond holdings returned 7.84% for the period, more closely aligned with the BofA Merrill Lynch U.S. High Yield Non-Distressed Index (HOND) return of 8.41%. The Fund’s 6.28% allocation to bank loans, which returned 6.07%, also dragged on overall performance. While bank loans added to the underperformance in the latest 12 months, they are an important element to our overall conservative approach. Bank loans are senior to bonds on the capital structure and, as floating rate instruments, help to safeguard against the inevitable rise in interest rates.

From an industry perspective, the Fund’s selection within the Technology sector and its underweighting and selection within the Financial sector were the two biggest detractors from performance. Meanwhile, the portfolio’s selection and underweighting within the Utilities sector contributed to gains, as did its selection within the Telecom sector. As of October 31, the Fund’s average price was $105 with a current yield of 6.56% and yield-to-worst of 5.07%. Its average duration-to-worst was 3.17 years. The Fund’s top five industry sector weightings were Oil & Gas (11.23%), Telecom (8.97%), Media-Cable (8.11%), Support-Services (7.70%), and Healthcare (7.50%).

OUTLOOK AND STRATEGY

With the chaos in Washington only temporarily resolved and the U.S. economy likely to be mired in slow growth for a prolonged period, we think it is probable that the Federal Reserve will keep interest rates low until at least 2015 or 2016, even if QE3, the current round of the Fed’s quantitative easing program, ends. In this scenario, the credit expansion could be extended for several more years. It would appear that the recent fiscal discord has undermined the argument for tapering anytime soon, as many of the economic reports and data analyses have been delayed, and the level of economic activity in the fourth quarter is likely to be slowed by the government shutdown. We now believe that any tapering by the Federal Reserve will not happen until January at the earliest. With credit fundamentals for most high-yield issuers still solid and with yield-spread premiums well off their lows of recent years, we believe calendar 2013 could turn out to be one of the few years in which high-yield investors realize a coupon-type return. If we are correct, this would imply a solid fourth calendar quarter and full-year return scenario for high-yield investors.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024

Cusip	411511553

Ticker	HYFAX

Inception Date	12/01/2002

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$1,880,044

ADMINISTRATIVE CLASS

Fund #	2224

Cusip	411511546

Ticker	HYFRX

Inception Date	12/01/2002

Net Expense Ratio	0.89%[a]

Total Net Assets (000s)	$5,519

INVESTOR CLASS

Fund #	2424

Cusip	411511538

Ticker	HYFIX

Inception Date	12/01/2002

Net Expense Ratio	1.01%[a]

Total Net Assets (000s)	$114,564

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	7.10%	7.41%

Yield to Maturity	6.00%	6.37%

Current Yield (Institutional Class)	6.71%	7.15%

Weighted Average Maturity	6.87 years	6.67 years

Weighted Average Duration	3.39 years	4.95 years

Beta vs. BofA Merrill Lynch US High Yield Index	1.03	1.00

Portfolio Turnover (Year Ended 10/31/2013)	57%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.02%

>1 to 5	15.65%

>5 to 10	84.00%

>10 to 15	0.33%

>15 to 20	0.00%

>20 to 25	0.00%

>25 yrs.	0.00%

a	Reflects a contractual fee waiver in effect through February 28, 2014.

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch U.S. High Yield Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor High-Yield Bond Fund
Institutional Class	6.55%	12.80%	7.31%	12/01/2002	$20,257
Comparative Index
BofA Merrill Lynch U.S. High Yield	8.83%	18.03%	8.75%	—	$23,137

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch U.S. High Yield Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor High-Yield Bond Fund
Administrative Class	6.33%	12.54%	7.06%	12/01/2002	$19,776
Investor Class	6.22%	12.41%	6.90%	12/01/2002	$19,490
Comparative Index
BofA Merrill Lynch U.S. High Yield	8.83%	18.03%	8.75%	—	$23,137

As stated in the Fund’s current prospectus, the expense ratios were 0.64% (Net) and 0.68% (Gross) (Institutional Class); 0.89% (Net) and 0.93% (Gross) (Administrative Class); and 1.01% (Net) and 1.05% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 90 days.

a	Annualized.

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 6.8%)

BANK LOAN OBLIGATIONS—5.7%
Principal Amount (000s)		Value (000s)

CAPITAL MARKETS—0.9%
	Nuveen Investments Inc.
	First-Lien Term Loan
$11,920	4.170%—05/13/2017[1]	$11,878
	Second-Lien Term Loan
6,350	6.500%—02/28/2019[1]	6,252

		18,130

COMMERCIAL SERVICES & SUPPLIES—1.2%
	Asurion LLC
	B-1 Term Loan
13,895	4.500%—05/24/2019[1]	13,922
	Pacific Industrial Services Bidco Pty Ltd.
	Term Loan B
2,300	5.000%—09/24/2018[1]	2,326
	Syncreon Holdings Ltd
	Term Loan B3
8,000	5.250%—10/28/2020[1]	7,890

		24,138

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
	US TelePacific Corp.
	Term Loan
3,177	5.750%—02/23/2017[1]	3,182

FOOD & STAPLES RETAILING—0.1%
	BJ’s Wholesale Club Inc.
	Second-Lien Term Loan
1,150	9.750%—03/31/2020[1]	1,177

FOOD PRODUCTS—0.1%
	US Foods Inc.
	Term Loan[3]
2,370	4.500%—03/31/2019[1]	2,382

HOTELS, RESTAURANTS & LEISURE—1.2%
	CityCenter Holdings LLC
	First-Lien Term Loan
4,300	5.000%—10/16/2020[1]	4,342
	Hilton Worldwide Finance LLC
	Initial Term Loan[3]
3,000	4.000%—10/25/2020[1]	3,021
	Peninsula Gaming LLC
	Term Loan B
11,027	4.250%—11/20/2017[1]	11,083
	Scientific Games International Inc.
	Term Loan
5,000	4.250%—05/22/2020[1]	5,011

		23,457

INSURANCE—0.1%
	HUB International Limited
	Term Loan B
2,200	4.750%—09/17/2020[1]	2,222

MACHINERY—0.2%
	Rexnord LLC
	Term Loan B
3,350	4.000%—08/21/2020[1]	3,360

MEDIA—0.3%
	Cumulus Media Holdings Inc.
	Second-Lien Term Loan
1,937	7.500%—09/16/2019[1]	1,990
	Wide Open West Finance LLC
	Term Loan B
4,938	4.750%—04/01/2019[1]	4,990

		6,980

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
MULTILINE RETAIL—0.4%
	Hudsons Bay Co.
	Second-Lien Term Loan[3]
$1,500	8.250%—10/04/2021[1]	$1,544
	Neiman Marcus Group Inc.
	Term Loan B3
4,000	5.000%—10/26/2020[1]	4,032
	Savers, Inc.
	Term Loan
3,456	5.000%—10/03/2019[1]	3,483

		9,059

OIL, GAS & CONSUMABLE FUELS—0.8%
	Chesapeake Energy Corp.
	Term Loan
9,650	5.750%—12/02/2017[1]	9,878
	HGIM Corp.
	Term Loan B
5,250	5.500%—06/18/2020[1]	5,270

		15,148

SOFTWARE—0.2%
	BMC Software Inc.
	Term Loan
1,500	5.000%—08/07/2020[1]	1,517
	Kronos Inc.
	Second-Lien Term Loan
2,500	9.750%—04/30/2020[1]	2,586

		4,103

TOTAL BANK LOAN OBLIGATIONS (Cost $111,157)		113,338

CORPORATE BONDS & NOTES—87.5%
AEROSPACE & DEFENSE—1.3%
	Bombardier Inc.
11,400	6.125%—01/15/2023[2]	11,600
	Sequa Corp.
5,550	7.000%—12/15/2017[2]	5,605
	Spirit Aerosystems Inc.
4,000	6.750%—12/15/2020	4,300
	TransDigm Inc.
3,300	7.750%—12/15/2018	3,564

		25,069

AUTO COMPONENTS—2.8%
	Affinia Group Inc.
3,300	7.750%—05/01/2021[2]	3,449
	Allison Transmission Inc.
8,650	7.125%—05/15/2019[2]	9,364
	American Axle & Manufacturing Holding Inc.
1,006	9.250%—01/15/2017[2]	1,071
	American Axle & Manufacturing Inc.
5,000	6.625%—10/15/2022	5,300
	Cooper-Standard Automotive Inc.
2,575	8.500%—05/01/2018	2,781
	Dana Holding Corp.
1,900	6.500%—02/15/2019	2,042
3,650	6.750%—02/15/2021	3,988

		6,030

AUTO COMPONENTS—Continued
	Goodyear Tire & Rubber Co.
$8,100	6.500%—03/01/2021	$8,606
4,500	7.000%—05/15/2022	4,860
6,320	8.750%—08/15/2020	7,442

		20,908

	Tenneco Inc.
5,705	6.875%—12/15/2020	6,275

		52,397

AUTOMOBILES—0.1%
	Jaguar Land Rover Automotive plc
1,500	5.625%—02/01/2023[2]	1,496

BEVERAGES—0.5%
	Constellation Brands Inc.
3,750	7.250%—05/15/2017	4,383
	Crestview DS Merger Sub II Inc.
5,900	10.000%—09/01/2021[2]	6,165

		10,548

BUILDING PRODUCTS—1.1%
	CPG Merger Sub LLC
5,500	8.000%—10/01/2021[2]	5,720
	HD Supply Inc.
3,000	7.500%—07/15/2020[2]	3,173
	Nortek Inc.
7,525	8.500%—04/15/2021	8,287
	RSI Home Products Inc.
5,275	6.875%—03/01/2018[2]	5,565

		22,745

CHEMICALS—1.5%
	Eagle Spinco Inc.
4,075	4.625%—02/15/2021[2]	3,958
	PetroLogistics LP
7,500	6.250%—04/01/2020[2]	7,538
	Pinnacle Operating Corp.
5,400	9.000%—11/15/2020[2]	5,656
	PQ Corp.
2,850	8.750%—05/01/2018[2]	3,099
	Tronox Finance LLC
9,750	6.375%—08/15/2020	9,994

		30,245

COMMERCIAL BANKS—0.9%
	CIT Group Inc.
3,300	5.000%—08/15/2022	3,356
13,200	5.500%—02/15/2019[2]	14,355

		17,711

COMMERCIAL SERVICES & SUPPLIES—4.1%
	ADT Corp.
5,000	6.250%—10/15/2021[2]	5,313
	ARAMARK Corp.
4,500	5.750%—03/15/2020[2]	4,736
	Brickman Group Holdings Inc.
4,350	9.125%—11/01/2018[2]	4,676
	Clean Harbors Inc.
4,500	5.125%—06/01/2021	4,584
	Covanta Holding Corp.
6,900	6.375%—10/01/2022	7,165

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
COMMERCIAL SERVICES & SUPPLIES—Continued
	Hertz Corp.
$650	6.750%—04/15/2019	$704
1,500	7.375%—01/15/2021	1,673
6,250	7.500%—10/15/2018	6,813

		9,190

	Interline Brands Inc.
2,400	7.500%—11/15/2018	2,547
	Iron Mountain Inc.
5,000	5.750%—08/15/2024	4,800
	RR Donnelley & Sons Co.
2,600	7.000%—02/15/2022	2,769
	Safway Group Holding LLC
10,250	7.000%—05/15/2018[2]	10,660
	United Rentals North America Inc.
5,675	7.625%—04/15/2022	6,384
4,550	8.250%—02/01/2021	5,176
3,450	9.250%—12/15/2019	3,894

		15,454

	West Corp.
7,150	7.875%—01/15/2019	7,776
3,000	8.625%—10/01/2018	3,285

		11,061

		82,955

COMMUNICATIONS EQUIPMENT—1.2%
	CommScope Holding Co. Inc.
5,000	6.625%—06/01/2020[2]	5,137
	CommScope Inc.
12,295	8.250%—01/15/2019[2]	13,555
	Syniverse Holdings Inc.
4,750	9.125%—01/15/2019	5,166

		23,858

COMPUTERS & PERIPHERALS—0.3%
	NCR Corp.
5,100	5.000%—07/15/2022	5,049

CONSUMER FINANCE—0.4%
	TransUnion Financing Corp.
1,600	11.375%—06/15/2018	1,784
	TransUnion Holding Co.
6,450	9.625%—06/15/2018	7,014

		8,798

CONTAINERS & PACKAGING—2.7%
	Ardagh Packaging Finance plc
5,000	9.125%—10/15/2020[2]	5,413
	Plastipak Holdings Inc.
6,000	6.500%—10/01/2021[2]	6,270
	Reynolds Group Issuer Inc.
8,000	5.750%—10/15/2020	8,300
8,950	8.250%—02/15/2021	9,353
3,875	8.500%—05/15/2018	4,127
5,150	9.000%—04/15/2019	5,536
5,675	9.875%—08/15/2019	6,306

		33,622

	Sealed Air Corp.
3,400	6.500%—12/01/2020[2]	3,710
	Silgan Holdings Inc.
3,700	5.000%—04/01/2020	3,700
CONTAINERS & PACKAGING—Continued
$1,500	5.500%—02/01/2022[2]	$1,500

		5,200

		54,215

DIVERSIFIED FINANCIAL SERVICES—0.3%
	McGraw-Hill Global Education Holdings LLC
5,200	9.750%—04/01/2021[2]	5,642

DIVERSIFIED TELECOMMUNICATION SERVICES—4.8%
	CenturyLink Inc.
6,150	5.625%—04/01/2020	6,281
8,000	5.800%—03/15/2022	7,960

		14,241

	Cincinnati Bell Inc.
7,500	8.750%—03/15/2018	7,987
	Frontier Communications Corp.
9,000	7.125%—01/15/2023	9,427
4,400	7.625%—04/15/2024	4,664
102	8.250%—05/01/2014	106

		14,197

	Level 3 Financing Inc.
1,100	6.125%—01/15/2021[2]	1,122
4,500	7.000%—06/01/2020	4,815
16,750	8.125%—07/01/2019	18,593
3,950	8.625%—07/15/2020	4,493

		29,023

	Qwest Capital Funding Inc.
3,580	6.500%—11/15/2018	3,911
	Qwest Communications International Inc.
2,550	7.125%—04/01/2018	2,649
	Windstream Corp.
13,155	7.750%—10/15/2020	14,175
6,500	7.875%—11/01/2017	7,467
3,000	8.125%—09/01/2018	3,262

		24,904

		96,912

ELECTRICAL EQUIPMENT—0.2%
	Belden Inc.
3,800	5.500%—09/01/2022[2]	3,819

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.3%
	Sensata Technologies BV
5,700	6.500%—05/15/2019[2]	6,184

ENERGY EQUIPMENT & SERVICES—3.1%
	Compagnie Générale de Géophysique-Veritas
5,100	6.500%—06/01/2021	5,330
2,000	7.750%—05/15/2017	2,067

		7,397

	Exterran Holdings Inc.
6,000	7.250%—12/01/2018	6,375
	Gulfmark Offshore Inc.
8,350	6.375%—03/15/2022	8,454
	Hornbeck Offshore Services Inc.
5,550	5.000%—03/01/2021	5,481
3,950	5.875%—04/01/2020	4,078

		9,559

	Key Energy Services Inc.
10,250	6.750%—03/01/2021	10,481

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
ENERGY EQUIPMENT & SERVICES—Continued
	Precision Drilling Corp.
$7,000	6.625%—11/15/2020	$7,490
	SESI LLC
10,450	7.125%—12/15/2021	11,613

		61,369

FOOD & STAPLES RETAILING—1.0%
	Alphabet Holding Co. Inc.
700	7.750%—11/01/2017	725
	Bi-Lo LLC
9,100	8.625%—09/15/2018[2]	9,441
	NBTY Inc.
6,050	9.000%—10/01/2018	6,670
	Stater Brothers Holdings Inc.
3,850	7.750%—04/15/2015	3,874

		20,710

FOOD PRODUCTS—0.8%
	Dole Food Co. Inc.
7,350	7.250%—05/01/2019[2]	7,405
	Michael Foods Inc.
2,625	9.750%—07/15/2018	2,878
	US Foods Inc.
6,025	8.500%—06/30/2019	6,492

		16,775

HEALTH CARE EQUIPMENT & SUPPLIES—1.0%
	Biomet Inc.
14,000	6.500%—08/01/2020-10/01/2020	14,788
	Capsugel SA
4,000	7.000%—05/15/2019[2]	4,000
	Community Health Systems Inc.
2,000	8.000%—11/15/2019	2,177

		20,965

HEALTH CARE PROVIDERS & SERVICES—4.4%
	DaVita Inc.
5,800	5.750%—08/15/2022	5,981
1,850	6.625%—11/01/2020	1,982

		7,963

	Fresenius Medical Care US Finance II Inc.
4,200	5.875%—01/31/2022[2]	4,473
	HCA Holdings Inc.
3,350	6.250%—02/15/2021	3,526
4,250	7.750%—05/15/2021	4,664

		8,190

	HCA Inc.
10,600	5.875%—03/15/2022	11,183
3,500	7.500%—02/15/2022	3,942

		15,125

	MPH Intermediate Holding Co.
5,000	8.375%—08/01/2018[2]	5,212
	MultiPlan Inc.
6,000	9.875%—09/01/2018[2]	6,660
	Tenet Healthcare Corp.
3,250	6.000%—10/01/2020[2]	3,443
8,350	6.250%—11/01/2018	9,175
13,425	8.000%—08/01/2020	14,650
4,000	8.125%—04/01/2022[2]	4,390

		31,658

HEALTH CARE PROVIDERS & SERVICES—Continued
	Universal Hospital Services Inc.
$8,500	7.625%—08/15/2020	$8,968

		88,249

HEALTH CARE TECHNOLOGY—0.1%
	MedAssets Inc.
2,200	8.000%—11/15/2018	2,393

HOTELS, RESTAURANTS & LEISURE—4.5%
	Ameristar Casinos Inc.
15,000	7.500%—04/15/2021	16,538
	Boyd Gaming Corp.
4,000	9.125%—12/01/2018	4,370
	Felcor Lodging LP
5,650	5.625%—03/01/2023	5,580
7,375	6.750%—06/01/2019	7,891

		13,471

	GLP Capital LP
6,000	5.375%—11/01/2023[2]	6,075
	Isle of Capri Casinos Inc.
2,550	5.875%—03/15/2021	2,515
3,250	7.750%—03/15/2019	3,502
5,600	8.875%—06/15/2020	5,978

		11,995

	MCE Finance Ltd.
4,000	5.000%—02/15/2021[2]	3,970
	Peninsula Gaming LLC
6,000	8.375%—02/15/2018[2]	6,570
	Pinnacle Entertainment Inc.
7,050	8.750%—05/15/2020	7,825
	RHP Hotel Properties LP
5,000	5.000%—04/15/2021[2]	4,862
	Scientific Games Corp.
7,400	8.125%—09/15/2018	7,992
	Scientific Games International Inc.
1,850	6.250%—09/01/2020	1,910
	Station Casinos LLC
4,950	7.500%—03/01/2021	5,334

		90,912

HOUSEHOLD DURABLES—1.0%
	Jarden Corp.
3,475	7.500%—01/15/2020	3,788
	Spectrum Brands Escrow Corp.
2,350	6.375%—11/15/2020[2]	2,502
8,800	6.625%—11/15/2022[2]	9,416

		11,918

	Spectrum Brands Inc.
3,050	6.750%—03/15/2020	3,294

		19,000

HOUSEHOLD PRODUCTS—0.8%
	ACCO Brands Corp.
6,500	6.750%—04/30/2020	6,565
	Central Garden Co.
5,500	8.250%—03/01/2018	5,569
	First Quality Finance Co. Inc.
1,400	4.625%—05/15/2021[2]	1,330

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
HOUSEHOLD PRODUCTS—Continued
	Prestige Brands Inc.
$2,750	8.125%—02/01/2020	$3,066

		16,530

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—2.6%
	Calpine Corp.
5,900	6.000%—01/15/2022[2]	6,136
8,235	7.500%—02/15/2021[2]	8,935
7,335	7.875%—07/31/2020[2]	8,050

		23,121

	GenOn Americas Generation LLC
4,925	8.500%—10/01/2021	5,405
	GenOn Energy Inc.
1,600	7.875%—06/15/2017	1,776
	NRG Energy Inc.
2,350	6.625%—03/15/2023	2,441
5,250	7.875%—05/15/2021	5,828
11,750	8.250%—09/01/2020	13,160

		21,429

		51,731

INDUSTRIAL CONGLOMERATES—0.3%
	Gardner Denver Inc.
5,000	6.875%—08/15/2021[2]	5,112

INSURANCE—0.1%
	Hockey Merger Sub 2 Inc.
2,000	7.875%—10/01/2021[2]	2,075

INTERNET SOFTWARE & SERVICES—0.3%
	Cyrusone LP
3,000	6.375%—11/15/2022	3,037
	Equinix Inc.
3,500	7.000%—07/15/2021	3,837

		6,874

IT SERVICES—2.3%
	Alliance Data Systems Corp.
5,400	5.250%—12/01/2017[2]	5,596
11,400	6.375%—04/01/2020[2]	11,941

		17,537

	Fidelity National Information Services Inc.
3,850	5.000%—03/15/2022	3,965
	SunGard Data Systems Inc.
7,250	6.625%—11/01/2019	7,613
7,100	7.375%—11/15/2018	7,544
4,025	7.625%—11/15/2020	4,402

		19,559

	WEX Inc.
5,850	4.750%—02/01/2023[2]	5,470

		46,531

LEISURE EQUIPMENT & PRODUCTS—0.2%
	Cedar Fair LP
5,000	5.250%—03/15/2021[2]	4,944

MACHINERY—1.2%
	Silver II US Holdings LLC
7,350	7.750%—12/15/2020[2]	7,736
	SPX Corp.
1,500	6.875%—09/01/2017	1,693
MACHINERY—Continued
	Terex Corp.
$9,250	6.500%—04/01/2020	$9,944
	Titan International Inc.
3,850	6.875%—10/01/2020[2]	3,965

		23,338

MEDIA—16.3%
	AMC Networks Inc.
5,525	7.750%—07/15/2021	6,243
	Cablevision Systems Corp.
11,750	5.875%—09/15/2022	11,823
2,550	7.750%—04/15/2018	2,907
5,350	8.000%—04/15/2020	6,099

		20,829

	CCO Holdings LLC
5,000	5.125%—02/15/2023	4,675
6,800	5.250%—09/30/2022	6,426
3,150	6.500%—04/30/2021	3,292
5,750	6.625%—01/31/2022	5,980
4,000	7.375%—06/01/2020	4,390
900	8.125%—04/30/2020	990

		25,753

	Cequel Communications Holdings I LLC
20,400	6.375%—09/15/2020[2]	21,267
	Clear Channel Worldwide Holdings Inc.
10,900	7.625%—03/15/2020	11,690
	Cumulus Media Holdings Inc.
10,000	7.750%—05/01/2019	10,600
	DigitalGlobe Inc.
5,000	5.250%—02/01/2021[2]	4,862
	DISH DBS Corp.
3,000	5.000%—03/15/2023	2,884
7,150	5.875%—07/15/2022	7,355
10,000	6.750%—06/01/2021	10,875

		21,114

	Gannett Co. Inc.
3,500	6.375%—10/15/2023[2]	3,701
	GCI Inc.
7,000	6.750%—06/01/2021	6,807
	Gray Television Inc.
5,000	7.500%—10/01/2020[2]	5,262
	Griffey Intermediate Inc.
5,000	7.000%—10/15/2020[2]	3,675
	Hughes Satellite Systems Corp.
2,350	6.500%—06/15/2019	2,532
18,975	7.625%—06/15/2021	20,873

		23,405

	IAC/InterActiveCorp
6,550	4.750%—12/15/2022	6,239
	Inmarsat Finance plc
4,000	7.375%—12/01/2017[2]	4,180
	Intelsat Jackson Holdings SA
5,000	5.500%—08/01/2023[2]	4,844
7,525	7.250%—10/15/2020	8,202
1,950	7.500%—04/01/2021	2,135

		15,181

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
MEDIA—Continued
	Intelsat Luxembourg SA
$5,500	8.125%—06/01/2023[2]	$5,837
	Lamar Media Corp.
6,950	5.875%—02/01/2022	7,211
	MDC Partners Inc.
7,000	6.750%—04/01/2020[2]	7,315
	MediaCom Broadband LLC
3,800	6.375%—04/01/2023	3,866
	MediaCom Capital Corp.
7,000	7.250%—02/15/2022	7,420
	Nexstar Broadcasting Inc.
6,550	6.875%—11/15/2020[2]	6,878
	Quebecor Media Inc.
7,550	5.750%—01/15/2023	7,342
	Sinclair Television Group Inc.
10,000	5.375%—04/01/2021	9,825
4,000	6.125%—10/01/2022	4,095
3,300	6.375%—11/01/2021[2]	3,416

		17,336

	Sirius XM Radio Inc.
5,000	5.250%—08/15/2022[2]	5,100
4,350	5.875%—10/01/2020[2]	4,513

		9,613

	Telesat Inc.
7,000	6.000%—05/15/2017[2]	7,341
	Unitymedia Hessen GmbH & Co.
7,900	5.500%—01/15/2023[2]	7,841
	Univision Communications Inc.
2,450	6.750%—09/15/2022[2]	2,683
	UPC Holding BV
2,500	9.875%—04/15/2018[2]	2,719
	UPCB Finance VI Ltd.
15,000	6.875%—01/15/2022[2]	16,238
	Valassis Communications Inc.
3,600	6.625%—02/01/2021	3,609
	ViaSat Inc.
6,900	6.875%—06/15/2020	7,245
	Videotron Ltd.
5,388	9.125%—04/15/2018	5,678
	Virgin Media Finance plc
2,800	6.375%—04/15/2023[2]	2,884
	Wide Open West Finance LLC
6,150	10.250%—07/15/2019	6,827

		326,691

METALS & MINING—1.7%
	ArcelorMittal
3,825	5.750%—08/05/2020	4,045
3,900	6.000%—03/01/2021	4,110

		8,155

	FMG Resources (August 2006) Pty Ltd.
1,750	6.000%—04/01/2017[2]	1,837
5,800	6.875%—04/01/2022[2]	6,192
2,500	7.000%—11/01/2015[2]	2,598
8,000	8.250%—11/01/2019[2]	8,920

		19,547

METALS & MINING—Continued
	JMC Steel Group
$3,495	8.250%—03/15/2018[2]	$3,482
	TMS International Corp.
2,100	7.625%—10/15/2021[2]	2,205

		33,389

OFFICE ELECTRONICS—0.7%
	CDW LLC
12,750	8.500%—04/01/2019	14,184

OIL, GAS & CONSUMABLE FUELS—9.9%
	Access Midstream Partners LP
11,100	6.125%—07/15/2022	11,960
	AmeriGas Finance LLC
4,500	7.000%—05/20/2022	4,883
	Bill Barrett Corp.
5,000	7.000%—10/15/2022	5,050
3,600	7.625%—10/01/2019	3,816

		8,866

	Bristow Group Inc.
1,250	6.250%—10/15/2022	1,317
	Chaparral Energy Inc.
6,500	8.250%—09/01/2021	7,150
	Chesapeake Energy Corp.
2,550	5.375%—06/15/2021	2,665
1,000	6.125%—02/15/2021	1,097
2,050	9.500%—02/15/2015	2,263

		6,025

	Chesapeake Oilfield Operating LLC
3,900	6.625%—11/15/2019	4,105
	Cimarex Energy Co.
3,850	5.875%—05/01/2022	4,120
	Concho Resources Inc.
7,600	5.500%—10/01/2022	7,961
	Continental Resources Inc.
1,400	8.250%—10/01/2019	1,547
	Denbury Resources Inc.
1,900	4.625%—07/15/2023	1,762
	Diamondback Energy Inc.
3,000	7.625%—10/01/2021[2]	3,142
	Eagle Rock Energy Partners LP
6,050	8.375%—06/01/2019	6,247
	Ferrellgas LP/Ferrellgas Finance Corp.
4,350	6.500%—05/01/2021	4,426
	Genesis Energy LP
4,700	5.750%—02/15/2021	4,794
	Halcon Resources Corp.
2,500	9.750%—07/15/2020	2,731
	Hiland Partners LP
1,700	7.250%—10/01/2020[2]	1,819
	Kodiak Oil & Gas Corp.
1,700	8.125%—12/01/2019	1,895
	Lightstream Resources
11,700	8.625%—02/01/2020[2]	11,788
	Linn Energy LLC
1,450	6.500%—05/15/2019	1,453
4,450	7.000%—11/01/2019[2]	4,461
5,300	7.750%—02/01/2021	5,499

		11,413

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
OIL, GAS & CONSUMABLE FUELS—Continued
	MarkWest Energy Finance Corp.
$2,320	6.250%—06/15/2022	$2,529
2,000	6.750%—11/01/2020	2,200

		4,729

	Memorial Production Partners LP
5,000	7.625%—05/01/2021[2]	5,100
	NGL Energy Partners LP
5,000	6.875%—10/15/2021[2]	5,138
	Nustar Logistics LP
3,500	6.750%—02/01/2021	3,627
	Oasis Petroleum Inc.
3,500	6.875%—03/15/2022[2]	3,798
4,125	6.875%—01/15/2023	4,496
3,550	7.250%—02/01/2019	3,834

		12,128

	Oil States International Inc.
6,250	6.500%—06/01/2019	6,688
	QEP Resources Inc.
400	5.375%—10/01/2022	393
	Rosetta Resources Inc.
5,000	5.625%—05/01/2021	5,075
	Seadrill Ltd.
11,000	5.625%—09/15/2017[2]	11,412
5,000	6.125%—09/15/2020[2]	5,050

		16,462

	Suburban Propane Partners LP
5,832	7.375%—08/01/2021	6,313
5,066	7.500%—10/01/2018	5,465

		11,778

	Unit Corp.
9,090	6.625%—05/15/2021	9,545
	Vanguard Natural Resources LLC
8,950	7.875%—04/01/2020	9,397

		198,011

PAPER & FOREST PRODUCTS—0.8%
	Cascades Inc.
8,725	7.750%—12/15/2017	9,129
	Resolute Forest Products Inc.
6,500	5.875%—05/15/2023[2]	5,947

		15,076

PHARMACEUTICALS—1.3%
	Endo Health Solutions Inc.
4,060	7.000%—07/15/2019-12/15/2020	4,350
	Valeant Pharmaceuticals International
3,850	6.375%—10/15/2020[2]	4,129
4,850	6.875%—12/01/2018[2]	5,208

		9,337

	VPII Escrow Corp.
1,050	6.750%—08/15/2018[2]	1,155
10,000	7.500%—07/15/2021[2]	11,150

		12,305

		25,992

PROFESSIONAL SERVICES—0.4%
	FTI Consulting Inc.
6,600	6.750%—10/01/2020	7,095

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.8%
	Geo Group Inc.
$5,000	5.875%—01/15/2022[2]	$5,056
	MPT Operating Partnership LP
2,500	6.875%—05/01/2021	2,700
	Omega Healthcare Investors Inc.
2,750	5.875%—03/15/2024	2,833
4,200	6.750%—10/15/2022	4,620

		7,453

		15,209

ROAD & RAIL—0.2%
	Avis Budget Car Rental LLC
3,500	8.250%—01/15/2019	3,832

SOFTWARE—1.2%
	BMC Software Finance Inc.
4,150	8.125%—07/15/2021[2]	4,409
	Infor US Inc.
12,200	9.375%—04/01/2019	13,847
	Nuance Communications Inc.
5,000	5.375%—08/15/2020[2]	4,988

		23,244

SPECIALTY RETAIL—2.5%
	Dufry Finance SCA
3,875	5.500%—10/15/2020[2]	3,939
	Jo-Ann Stores Holdings Inc.
2,575	9.750%—10/15/2019[2]	2,685
	Jo-Ann Stores Inc.
5,700	8.125%—03/15/2019[2]	5,900
	Michaels FinCo Holdings LLC
7,650	7.500%—08/01/2018[2]	7,937
	Michaels Stores Inc.
5,200	7.750%—11/01/2018	5,635
7,327	11.375%—11/01/2016	7,529

		13,164

	Penske Automotive Group Inc.
4,900	5.750%—10/01/2022	4,912
	Rent-A-Center Inc.
4,900	4.750%—05/01/2021[2]	4,618
	Sally Holdings LLC
1,990	5.750%—06/01/2022	2,075
3,450	6.875%—11/15/2019	3,829

		5,904

		49,059

TEXTILES, APPAREL & LUXURY GOODS—0.8%
	Hanesbrands Inc.
5,000	6.375%—12/15/2020	5,450
	Levi Strauss & Co.
5,150	6.875%—05/01/2022	5,613
3,800	7.625%—05/15/2020	4,190

		9,803

		15,253

THRIFTS & MORTGAGE FINANCE—0.7%
	Nationstar Mortgage LLC
10,000	6.500%—08/01/2018-07/01/2021	10,085
3,472	7.875%—10/01/2020	3,728

		13,813

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
TRADING COMPANIES & DISTRIBUTORS—0.6%
	Ashtead Capital Inc.
$8,221	6.500%—07/15/2022[2]	$8,858
	H&E Equipment Services Inc.
3,000	7.000%—09/01/2022	3,285

		12,143

WIRELESS TELECOMMUNICATION SERVICES—3.5%
	Crown Castle International Corp.
450	5.250%—01/15/2023	448
5,525	7.125%—11/01/2019	5,995

		6,443

	Metropcs Wireless Inc.
6,450	6.250%—04/01/2021[2]	6,773
3,350	6.625%—04/01/2023[2]	3,517

		10,290

	SBA Communications Corp.
1,350	5.625%—10/01/2019	1,394
	SBA Telecommunications Inc.
3,050	5.750%—07/15/2020	3,187
	Softbank Corp.
6,225	4.500%—04/15/2020[2]	6,164
	Sprint Communications Inc.
8,150	6.000%—11/15/2022	8,068
4,450	7.000%—03/01/2020[2]	4,962
8,050	7.000%—08/15/2020	8,674

		21,704

WIRELESS TELECOMMUNICATION SERVICES—Continued
	Sprint Corp.
$5,800	7.250%—09/15/2021[2]	$6,271
5,250	7.875%—09/15/2023[2]	5,710

		11,981

	T-Mobile USA Inc.
500	6.542%—04/28/2020	532
5,000	6.633%—04/28/2021	5,306
3,000	6.731%—04/28/2022	3,180

		9,018

		70,181

TOTAL CORPORATE BONDS & NOTES (Cost $1,681,050)		1,751,104

SHORT-TERM INVESTMENTS—4.9%
(Cost $98,327)
REPURCHASE AGREEMENTS
98,327	Repurchase Agreement with State Street Corp. dated October 31, 2013 due November 01, 2013 at 0.000% collateralized by U.S. Treasury Note/Bond (market value $100,296)	98,327

TOTAL INVESTMENTS—98.1% (Cost $1,890,534)		1,962,769

CASH AND OTHER ASSETS, LESS LIABILITIES—1.9%		37,358

TOTAL NET ASSETS—100.0%		$2,000,127

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Variable rate security. The stated rate represents the rate in effect at October 31, 2013.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2013, the aggregate fair value of these securities was $622,134 or 31% of net assets.

3	Position or a portion of the position represents an unsettled loan commitment. At period end, the total fair value of unsettled commitments totaled $18,869 or 1% of net assets. The coupon rate is subject to change at the time of settlement.

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

William Gross, CFA

Since 1987

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality

William Gross

Management’s Discussion of

Fund Performance

MARKET REVIEW

Fixed income markets continued to be largely influenced by economic policy over the 12 months ended October 31, 2013, as global central banks continued their aggressive monetary policy stance. The European Central Bank remained committed to keeping rates low, which helped to stabilize market sentiment as issues in Cyprus and Italian politics broadened the European recession. Meanwhile, the Bank of Japan surprised markets by introducing new monetary measures aimed at ending the country’s chronic history of deflation. In the second quarter of calendar 2013, conditions in financial markets deteriorated as investors reacted to signals from the Federal Reserve that it would begin to slow the pace of asset purchases later in the year. However, at its September meeting, the Fed decided to delay tapering and reassured markets that the timing of eventual tapering will be dependent on economic data. The yield of the benchmark 10-year U.S. Treasury note closed on October 31 at 2.57%, up 85 basis points, or 0.85 percentage point, from 12 months earlier. The Treasury yield curve steepened as long-term yields rose and short-term yields fell.

Fixed income spread sectors posted mixed performance over the fiscal year. Corporate bonds outpaced like-duration U.S. Treasury securities, while financial companies significantly outperformed the broader corporate sector amid strong earnings and improving balance sheets. Mortgage-backed securities also outperformed U.S. Treasurys, as accommodative monetary policy and an ongoing housing recovery provided support for the sector. Emerging market external bonds generally underperformed like-duration U.S. Treasurys as central bank policies drove volatility in the second quarter, causing a widespread sell-off of risk assets. Municipal bonds, both tax-exempt and taxable Build America Bonds, posted negative returns as negative headlines overshadowed the sector.

PERFORMANCE

Harbor Bond Fund outperformed the Barclays U.S. Aggregate Bond Index for the fiscal year and continued its longer-term outperformance of the benchmark. The Fund returned -0.05% (Institutional Class) and -0.23% (Administrative Class), compared with the benchmark’s return of -1.08%. The Fund also outperformed the index for the 5 and 10 year periods ended October 31, 2013.

The following strategies helped returns for fiscal 2013:

•	An underweight exposure to U.S. duration for most of the period, as U.S. Treasury yields rose.

•	Diversified interest rate exposure to other developed countries, particularly modest exposure to Italy, as interest rates fell.

•	An emphasis on non-agency mortgages, as the sector benefited from the ongoing U.S. housing recovery.

•	A focus on Financials among investment-grade corporate bonds, as Financials outpaced the broader corporate market amid continued monetary easing.

•	Exposure to high-yield corporate securities, as the sector outperformed all fixed income sectors.

•	Modest positions in emerging markets, which outperformed at the beginning and toward the end of the fiscal year.

•	An allocation to municipal bonds, particularly Build America Bonds, as the sector outperformed like-duration U.S. Treasurys during the first half of the fiscal year.

The following strategies were negative or neutral for returns:

•	An underweight allocation to investment-grade corporates, as the sector outperformed like-duration U.S. Treasurys.

Harbor Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	24.6%
Federal National Mortgage Association	23.8%
Federal National Mortgage Association TBA	15.5%
Federal Home Loan Mortgage Corp.	5.6%
Italy Buoni Ordinari del Tesoro BOT	2.7%
Government National Mortgage Association	1.2%
Province of Ontario Canada	1.2%
Federal National Mortgage Association REMIC	1.1%
SSIF Nevada LP	0.9%
New York City NY	0.8%

•	An allocation to Treasury Inflation-Protected Securities (“TIPS”) amid a widespread sell-off in May and June.

OUTLOOK AND STRATEGY

We expect the global economy to grow at a real rate of 2.25% to 2.75% over the next 12 months. Our expectations remain below market consensus, as we believe that growth will be constrained by side effects of a highly levered global economy. Household balance sheets in developed countries will continue to reduce debt relative to income in the year ahead, which we believe will limit the ability of those economies to achieve the credit traction and breakout growth rates currently expected by the consensus. Furthermore, we believe the recent rise in global interest rates will result in tighter financial conditions for the most interest-rate-sensitive components of the global economy. In spite of persistent structural impediments to robust economic growth, we see a number of reasons to be cautiously optimistic for growth prospects over the next 12 months. First, fiscal policy in the U.S. and Europe is likely to be less of a drag on global growth, in our view. Secondly, measures of global financial wealth have recently increased substantially, which should strengthen private sector confidence in the year ahead. Finally, we would expect global central banks to continue to use monetary policy to reduce the risk of a major downturn.

With respect to portfolio strategy, we plan to:

•

Target neutral to slightly below benchmark duration. The portfolios will maintain a quality bias, investing primarily in U.S. securities and complementing those with smaller allocations to Canada, Brazil, and Mexico.

•

Remain concentrated in the 3-5 year portion of the yield curve, where we see superior opportunities for roll-down and price appreciation, as lower maturity bonds are stabilized by the Fed’s policy rate. We remain underweight on the long end of the yield curve as longer maturities may not adequately compensate investors for price volatility and longer-term inflation risk.

•

Continue to take advantage of relative value opportunities across mortgage coupons, while maintaining a near-benchmark level of mortgage exposure. We plan to hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure and continue to be a source of relatively attractive yield.

•

Maintain an underweight exposure to corporate credit, as we see more favorable risk-adjusted returns in other spread sectors such as non-agency mortgages, emerging markets, and municipal bonds. Individual credits may be added opportunistically and based on issue-specific considerations.

•

Broadly maintain municipal exposure, as the sector offers attractive yields relative to similar U.S. Treasurys. We also will retain our preference for revenue bonds, including taxable Build America Bonds, over tax-backed general obligation bonds.

•

Become increasingly selective in our allocation to emerging markets. We see Brazil and Mexico as high-quality emerging economies with steep yield curves and high real interest rates, offering potential return through carry and roll-down.

•

Maintain exposure to longer dated TIPS given our view that the recent sell-off in inflation-indexed securities has been overdone and that inflation protection now looks relatively attractive over the long term.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014

Cusip	411511108

Ticker	HABDX

Inception Date	12/29/1987

Net Expense Ratio	0.53%[a]

Total Net Assets (000s)	$6,626,361

ADMINISTRATIVE CLASS

Fund #	2214

Cusip	411511686

Ticker	HRBDX

Inception Date	11/01/2002

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$138,575

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	2.83%	3.35%

Yield to Maturity	3.34%	2.26%

Current 30-Day Yield (Institutional Class)	2.73%	3.20%

Weighted Average Maturity	5.96 years	7.50 years

Weighted Average Duration	4.61 years	5.09 years

Portfolio Turnover (Year Ended 10/31/2013)	446%	N/A

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2003 through 10/31/2013

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	67.71%

>5 to 10	27.82%

>10 to 15	5.16%

>15 to 20	0.95%

>20 to 25	1.37%

>25 yrs.	-3.01%

Total Returns For the periods ended 10/31/2013
Harbor Bond Fund
Institutional Class	-0.05%	7.76%	5.85%	12/29/1987	$17,662
Administrative Class	-0.23%	7.50%	5.59%	11/01/2002	$17,231
Comparative Index
Barclays U.S. Aggregate Bond	-1.08%	6.09%	4.78%	—	$15,945

As stated in the Fund’s current prospectus, the expense ratios were 0.55% (Net) and 0.57% (Gross) (Institutional Class) and 0.80% (Net) and 0.82% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Reflects a contractual fee waiver in effect through February 28, 2014.
b	Annualized.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -3.7%)

ASSET-BACKED SECURITIES—2.0%
Principal Amount (000s)		Value (000s)
	Access Group Inc.
	Series 2008-1 Cl. A
$12,493	1.538%—10/27/2025[1]	$12,570
	Argent Securities Inc.
	Series 2006-W4 Cl.A2C
7,750	0.330%—05/25/2036[1]	2,797
5,500	Series 2005-W2 Cl.A2C 0.530%—10/25/2035[1]	4,969

		7,766

	Asset Backed Funding Certificates
	Series 2005-HE2 Cl. M1
37	0.890%—06/25/2035[1]	37
	Asset Backed Securities Corp. Home Equity
	Series 2003-HE4 Cl. M1
9,638	1.419%—08/15/2033[1]	9,173
	Bear Stearns Asset Backed Securities Trust
	Series 2005-4 Cl. M1
2,217	0.670%—01/25/2036[1]	2,210
	Countrywide Asset-Backed Certificates
	Series 2001-BC3 Cl. A
235	0.650%—12/25/2031[1]	171
8,972	Series 2005-15 Cl. 1AF3 4.793%—04/25/2036[2]	9,117

		9,288

	Credit-Based Asset Servicing & Securitization LLC
	Series 2006-CB9 Cl. A1
161	0.230%—11/25/2036[1]	86
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
2,158	0.320%—07/25/2036[1]	2,004
	GSAA Trust
	Series 2006-4 Cl.4A2
3,930	0.000%—03/25/2036*	3,366
7,494	Series 2005-8 Cl. A4 0.440%—06/25/2035[1]	6,978
2,982	Series 2007-9 Cl. A1A 6.000%—10/25/2047	2,577

		12,921

	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
157	0.240%—12/25/2036[1]	78
	Series 2006-FM1 Cl. A2D
$7,800	0.440%—04/25/2036[1]	$4,005

		4,083

	Home Equity Asset Trust
	Series 2005-2 Cl. M4
5,000	1.220%—07/25/2035[1]	4,549
	Home Equity Loan Trust
	Series 2007-FRE1 Cl. 2AV4
12,025	0.510%—04/25/2037[1]	7,242
	HSBC Home Equity Loan Trust
	Series 2007-1 Cl. AS
3,892	0.373%—03/20/2036[1]	3,818
	Long Beach Mortgage Loan Trust
	Series 2004-4 Cl. 1A1
111	0.730%—10/25/2034[1]	107
	Mid-State Trust
	Series 2004-1 Cl. A
2,017	6.005%—08/15/2037	2,131
	Morgan Stanley ABS Capital I
	Series 2007-HE1 Cl. A2C
3,182	0.320%—11/25/2036[1]	1,784
	Morgan Stanley Dean Witter Capital I
	Series 2002-HE1 Cl. M1
3,964	1.070%—07/25/2032[1]	3,640
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
6,171	0.420%—07/25/2037[1]	3,420
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
9,700	0.650%—08/25/2035[1]	8,351
	Ramp Trust
	Series 2004-RS8 Cl. MII1
1,863	1.070%—08/25/2034[1]	1,690
	Securitized Asset Backed Receivables LLC Trust
	Series 2007-HE1 Cl. 2A2
915	0.000%—12/25/2036*	307
	SG Mortgage Securities Trust
	Series 2006-OPT2 Cl. A3D
6,900	0.380%—10/25/2036[1]	3,202
	SLM Student Loan Trust
	Series 2009-CT Cl. 1A
806	2.350%—04/15/2039[1,3]	807
	Series 2010-C Cl. A2
1,900	2.824%—12/16/2019[1,3]	1,935

		2,742

	Small Business Administration Participation Certificates
	Series 2003-20I Cl.1
222	5.130%—09/01/2023	241
	Series 2009-20A Cl.1
6,802	5.720%—01/01/2029	7,567
	Series 2008-20H Cl.1
16,515	6.020%—08/01/2028	18,811
	Series 2001-20A Cl.1
372	6.290%—01/01/2021	407

		27,026

	Soundview Home Equity Loan Trust
	Series 2006-WF2 Cl. A1
5,067	0.300%—12/25/2036[1]	4,839

TOTAL ASSET-BACKED SECURITIES (Cost $124,432)		134,986

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—5.3%
Principal Amount (000s)		Value (000s)
	Adjustable Rate Mortgage Trust
	Series 2006-3 Cl. 4A2
$5,351	0.290%—08/25/2036[1]	$3,316
	American Home Mortgage Investment Trust
	Series 2004-4 Cl. 4A
912	2.367%—02/25/2045[1]	915
	Arran Residential Mortgages Funding plc
	Series 2010-1A Cl. A2B
€9,398	1.626%—05/16/2047[1,3]	12,937
	Banc of America Funding Corp.
	Series 2005-D Cl. A1
$1,057	2.633%—05/25/2035[2]	1,073
	Banc of America Large Loan Inc.
	Series 2010-HLTN Cl. HLTN
4,840	2.474%—11/15/2015[1,3]	4,842
	Banc of America Merrill Lynch Commercial Mortgage Inc.
	Series 2007-2 Cl. A4
2,200	5.623%—04/10/2049[2]	2,469
	BCAP LLC Trust
	Series 2007-AA2 Cl. 12A1
17,379	0.380%—05/25/2047[1]	11,563
	Series 2011-RR4 Cl. 8A1
6,074	5.250%—02/26/2036[3]	5,539
12,678	Series 2011-RR5 Cl. 5A1 5.250%—08/26/2037[2,3]	12,873
	Series 2011-RR5 Cl. 12A1
1,116	5.514%—03/26/2037[2,3]	1,034

		31,009

	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2003-1 Cl. 6A1
473	2.574%—04/25/2033[2]	484
	Series 2000-2 Cl. A1
47	2.735%—11/25/2030[2]	47
	Series 2004-8 Cl. 2A1
2,767	2.762%—11/25/2034[2]	2,734
	Series 2004-1 Cl. 12A5
848	2.853%—04/25/2034[2]	836
	Series 2004-10 Cl. 12A3
96	2.895%—01/25/2035[2]	94
	Series 2003-8 Cl. 1A1
22	2.901%—01/25/2034[2]	22
	Series 2002-8 Cl. 1A2
51	2.955%—02/25/2033[2]	47
	Series 2004-9 Cl. 22A3
243	3.176%—11/25/2034[2]	248

		4,512

	Bear Stearns Alt-A Trust
	Series 2006-8 Cl. 3A1
1,858	0.330%—02/25/2034[1]	1,830
	Series 2005-4 Cl.23A1
752	0.610%—07/25/2035[1]	743
	Series 2005-4 Cl. 23A1
2,329	2.658%—05/25/2035[2]	2,181
	Series 2005-7 Cl. 22A1
1,720	2.720%—09/25/2035[2]	1,442

		6,196

	Bear Stearns Commercial Mortgage Securities
	Series 2005-PWR7 Cl. A3
2,745	5.116%—02/11/2041[2]	2,866
	Series 2007-PW15 Cl. A4
700	5.331%—02/11/2044	770
	Series 2006-PW11 Cl. A4
$1,810	5.443%—03/11/2039[2]	$1,964
	Series 2007-PW18 Cl. A4
5,300	5.700%—06/11/2050	6,036
	Series 2007-PW17 Cl. AAB
5,995	5.703%—06/11/2050	6,210
	Series 2006-PW12 Cl. A4
2,410	5.711%—09/11/2038[2]	2,647

		20,493

	Chase Mortgage Finance Corp.
	Series 2005-A1 Cl. 1A1
8,019	5.041%—12/25/2035[2]	7,836
	Series 2006-A1 Cl. 4A1
4,866	5.664%—09/25/2036[2]	4,347

		12,183

	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2007-CD4 Cl. A4
1,500	5.322%—12/11/2049	1,664
	Countrywide Alternative Loan Trust
	Series 2005-59 Cl. 1A1
16,329	0.510%—11/20/2035[1]	12,740
	Series 2006-6BC Cl. 1A2
9,184	0.000%—05/25/2036*	6,576
	Series 2005-27 Cl.1A2
1,574	1.548%—08/25/2035[1]	1,403
	Series 2005-20CB Cl. 2A5
6,121	5.500%—07/25/2035	6,101
	Series 2006-36T2 Cl. 1A4
2,423	5.750%—12/25/2036	1,901
	Series 2006-39CB Cl. 1A20
11,697	0.000%—01/25/2037*	9,432

		38,153

	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2005-HYB9 Cl. 3A2A
613	2.417%—02/20/2036[2]	543
	Series 2004-22 Cl. A3
1,884	2.543%—11/25/2034[2]	1,746
	Series 2004-HYB9 Cl. 1A1
3,184	2.722%—02/20/2035[2]	3,060
	Series 2007-HY5 Cl. 1A1
2,764	0.000%—09/25/2047*	2,294

		7,643

	Credit Suisse Commercial Mortgage Trust
	Series 2010-9R Cl. 20A5
2,017	4.000%—01/27/2037[3]	2,011
	Series 2006-C5 Cl. A1A
5,451	5.297%—12/15/2039	5,795

		7,806

	Credit Suisse First Boston Mortgage Securities Corp.
	Series 2006-C2 Cl. A3
650	6.000%—11/25/2035	461
	Deutsche Alt-A Securities Inc. Mortgage Loan Trust
	Series 2007-AR2 Cl. A1
5,084	0.000%—03/25/2037*	3,061
	DSLA Mortgage Loan Trust
	Series 2006-AR1 Cl. 1A1A
5,218	0.000%—03/19/2046*	3,718
	European Loan Conduit
	Series 25X Cl. A
€400	0.376%—05/15/2019[1]	523

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	First Horizon Asset Securities Inc.
	Series 2005-AR3 Cl. 2A1
$2,907	2.614%—08/25/2035[2]	$2,763
	Series 2005-AR6 Cl. 4A1
5,789	5.087%—02/25/2036[2]	5,613

		8,376

	First Nationwide Trust
	Series 2001-3 Cl. 1A1
2	6.750%—08/21/2031	2
	Greenwich Capital Commercial Funding Corp.
	Series 2005-GG3 Cl. A4
300	4.799%—08/10/2042[2]	310
	Series 2007-GG9 Cl. A4
1,500	5.444%—03/10/2039	1,664

		1,974

	GSR Mortgage Loan Trust
	Series 2005-AR6 Cl. 2A1
5,304	2.647%—09/25/2035[2]	5,280
	Series 2005-AR3 Cl. 3A1
1,352	2.800%—05/25/2035[2]	1,288
	Series 2005-AR7 Cl. 6A1
1,507	5.043%—11/25/2035[2]	1,483
	Series 2006-2F Cl. 2A13
5,525	5.750%—02/25/2036	5,551

		13,602

	Harborview Mortgage Loan Trust
	Series 2005-2 Cl. 2A1A
469	0.393%—05/19/2035[1]	407
	Series 2005-9 Cl. 2A1A
3,044	0.513%—06/20/2035[1]	2,919
	Series 2004-8 Cl. 2A3
1,682	0.583%—11/19/2034[1]	1,293
	Series 2006-SB1 Cl. A1A
20,379	0.000%—12/19/2036*	15,648

		20,267

	Homebanc Mortgage Trust
	Series 2006-H2 Cl. A2
11,412	0.350%—12/25/2036[1]	9,733
	Homestar Mortgage Acceptance Corp.
	Series 2004-5 Cl. M3
1,532	1.320%—10/25/2034[1]	1,260
	IndyMac ARM Trust
	Series 2001-H2 Cl. A2
11	1.751%—01/25/2032[2]	11
	IndyMac IMSC Mortgage Loan Trust
	Series 2007-F2 Cl. 2A1
3,784	6.500%—07/25/2037	2,391
	IndyMac Index Mortgage Loan Trust
	Series 2005-AR31 Cl. 1A1
2,740	2.369%—01/25/2036[2]	2,157
	Series 2007-AR13 Cl.4A1
22,851	2.479%—07/25/2037[2]	14,321

		16,478

	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2010-C2 Cl. A3
4,100	4.070%—11/15/2043[3]	4,376
	Series 2006-LDP9 Cl. A3
5,300	5.336%—05/15/2047	5,840
	Series 2007-LDPX Cl. A3
15,100	5.420%—01/15/2049	16,768
	Series 2007-LD12 Cl. A4
$1,600	5.882%—02/15/2051[2]	$1,813

		28,797

	JP Morgan Mortgage Trust
	Series 2006-A6 Cl. 1A4L
7,484	2.679%—10/25/2036[2]	6,085
	Series 2006-S1 Cl. 3A1
2,360	5.500%—04/25/2036	2,339

		8,424

	JP Morgan Re-REMIC[4]
	Series 2009-7 Cl. 11A1
194	2.736%—09/27/2036[2,3]	195
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-A10 Cl. A
1,590	0.380%—02/25/2036[1]	1,457
	Series 2005-3 Cl. 4A
285	0.420%—11/25/2035[1]	263

		1,720

	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2006-4 Cl. A3
2,600	5.172%—12/12/2049[2]	2,832
	Series 2007-6 Cl. A4
1,800	5.485%—03/12/2051[2]	1,994

		4,826

	Morgan Stanley Capital I
	Series 2006-HQ8 Cl. A4
1,200	5.416%—03/12/2044[2]	1,291
	Morgan Stanley Re-REMIC Trust[4]
	Series 2009-GG10 Cl. A4A
2,100	5.799%—08/12/2045[2,3]	2,323
	Provident Funding Mortgage Loan Trust
	Series 2005-2 Cl. 3A
9,380	2.687%—10/25/2035[2]	9,224
	Residential Accredit Loans, Inc.
	Series 2006-QA7 Cl. 2A1
7,968	0.355%—08/25/2036[1]	5,861
	Series 2007-QS4 Cl. 3A9
4,597	0.000%—03/25/2037*	3,624

		9,485

	Residential Funding Mortgage Securities I
	Series 2007-SA1 Cl. 2A2
638	0.000%—02/25/2037*	498
	Series 2006-SA1 Cl. 2A1
578	0.000%—02/25/2036*	495

		993

	Structured Adjustable Rate Mortgage Loan Trust
	Series 2001-21A Cl. 3A1
2,021	2.457%—04/25/2035[2]	1,997
	Structured Asset Mortgage Investments Inc.
	Series 2005-AR5 Cl. A2
1,709	0.423%—07/19/2035[1]	1,635
	Structured Asset Securities Corp.
	Series 2001-21A Cl. 1A1
26	2.330%—01/25/2032[2]	23
	Series 2002-1A Cl. 4A
19	2.516%—02/25/2032[2]	19

		42

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)
		Suntrust Adjustable Rate Mortgage Loan Trust
		Series 2007-S1 Cl. 1A
	$1,999	0.000%—01/25/2037*	$1,876
		Wachovia Bank Commercial Mortgage Trust
		Series 2007-C32 Cl. A4FL
	2,600	0.351%—06/15/2049[1,3]	2,465
		Series 2006-C23 Cl. A5
	11,800	5.416%—01/15/2045[2]	12,804
		Series 2007-C31 Cl. A4
	6,395	5.509%—04/15/2047	7,072
		Series 2007-C33 Cl. A4
	5,930	5.925%—02/15/2051[2]	6,592

			28,933

		Washington Mutual Mortgage Pass Through Certificates
		Series 2005-AR6 Cl. 2A1A
	1,061	0.400%—04/25/2045[1]	1,001
		Series 2005-AR13 Cl. A1A1
	509	0.460%—10/25/2045[1]	475
		Series 2006-AR11 Cl. 3A1A
	4,302	0.000%—09/25/2046*	3,306
		Series 2005-AR7 Cl. A2
	2,321	2.416%—08/25/2035[2]	2,336

			7,118

		Wells Fargo Mortgage Backed Securities Trust
		Series 2006-AR2 Cl. A1
	2,263	2.633%—03/25/2036[2]	2,264
		Series 2006-AR2 Cl. IIA5
	10,661	2.633%—03/25/2036[2]	10,341

			12,605

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $326,815)		358,552

CORPORATE BONDS & NOTES—12.2%
		AK Transneft OJSC Via TransCapitalInvest Ltd.
	1,900	8.700%—08/07/2018[3]	2,325
		Ally Financial Inc.
	4,600	3.465%—02/11/2014[1]	4,634
	1,000	3.652%—06/20/2014[1]	1,014
	1,000	4.500%—02/11/2014	1,009
	200	4.625%—06/26/2015	209
	19,600	5.500%—02/15/2017	21,266
	200	6.750%—12/01/2014	212
	6,500	7.500%—09/15/2020	7,629
	8,500	8.300%—02/12/2015	9,233

			45,206

		American Express Bank FSB
	8,800	6.000%—09/13/2017	10,240
		American Express Centurion Bank MTN[5]
	9,500	6.000%—09/13/2017	11,066
		American International Group Inc.
	5,600	5.050%—10/01/2015	6,038
	2,900	6.250%—03/15/2087	2,951
	1,200	8.250%—08/15/2018	1,521

			10,510

		American International Group Inc. MTN[5]
CAD$	2,000	4.900%—06/02/2014	1,956
	$300	5.450%—05/18/2017	338

			2,294

		Australia & New Zealand Banking Group Ltd. MTN[5]
	$14,900	2.125%—01/10/2014[3]	$14,945
		Banco Santander Brasil SA
	12,800	4.250%—01/14/2016[3]	13,312
		Banco Santander Brasil SA MTN[5]
	1,300	4.500%—04/06/2015[3]	1,350
		Banco Santander Chile
	5,300	1.842%—01/19/2016[1,3]	5,300
		Bank of America Corp.
	33,200	6.500%—08/01/2016	37,742
		Bank of China Hong Kong Ltd.
	2,200	5.550%—02/11/2020[3]	2,421
		Bank of India/London MTN[5]
	2,100	4.750%—09/30/2015	2,175
		Bank of Montreal
	4,700	2.850%—06/09/2015[3]	4,881
		Bank of Nova Scotia
	500	1.950%—01/30/2017[3]	516
		Banque PSA Finance SA
	10,700	2.144%—04/04/2014[1,3]	10,683
		Barclays Bank plc
	1,000	5.200%—07/10/2014	1,033
	200	7.625%—11/21/2022	207
	£3,600	14.000%—06/15/2019[2,6]	7,936

			9,176

		BBVA Bancomer SA
	$2,800	4.500%—03/10/2016[3]	2,959
	5,700	6.500%—03/10/2021[3]	6,199

			9,158

		BBVA US Senior SAU
	34,200	2.388%—05/16/2014[1]	34,442
		Bear Stearns Companies LLC
	4,300	6.400%—10/02/2017	5,033
		BM & FBovespa SA
	2,000	5.500%—07/16/2020[3]	2,115
		Braskem Finance Ltd.
	2,400	5.750%—04/15/2021[3]	2,467
		Cameron International Corp.
	7,100	1.191%—06/02/2014[1]	7,127
		CIT Group Inc.
	2,000	4.750%—02/15/2015[3]	2,090
	1,900	5.250%—04/01/2014[3]	1,936

			4,026

		Citigroup Inc.
	8,400	1.694%—01/13/2014[1]	8,421
		Citigroup Inc. MTN[5]
	€2,000	0.869%—05/31/2017[2]	2,633
	$8,707	5.500%—10/15/2014	9,098

			11,731

		Corp Nacional del Cobre de Chile
	3,200	7.500%—01/15/2019[3]	3,865
		Credit Suisse
	4,300	2.200%—01/14/2014	4,316
		CSN Islands XI Corp.
	1,400	6.875%—09/21/2019	1,480
	7,900	6.875%—09/21/2019[3]	8,351

			9,831

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
	CSN Resources SA
$2,700	6.500%—07/21/2020[3]	$2,767
	CVS Pass-Through Trust
691	6.943%—01/10/2030	809
	Dexia Credit Local SA
21,800	0.717%—04/29/2014[1,3]	21,820
	Electricite de France NT
5,100	5.500%—01/26/2014[3]	5,158
	Export-Import Bank of Korea
2,100	4.000%—01/29/2021	2,196
12,300	4.125%—09/09/2015	12,964
3,400	5.125%—06/29/2020	3,812

		18,972

	Ford Motor Credit Co. LLC
1,200	2.750%—05/15/2015	1,232
9,000	7.000%—04/15/2015	9,787
2,200	8.000%—12/15/2016	2,619
900	12.000%—05/15/2015	1,054

		14,692

	Gazprom OAO Via Gaz Capital SA
1,400	8.125%—07/31/2014	1,472
	Gazprom Via White Nights Finance BV MTN[5]
1,700	10.500%—03/08/2014-03/25/2014	1,757
	Gerdau Holdings Inc.
2,900	7.000%—01/20/2020	3,219
10,200	7.000%—01/20/2020[3]	11,322

		14,541

	Gerdau Trade Inc.
2,000	5.750%—01/30/2021[3]	2,069
	Glen Meadows Pass Through Trust
5,700	6.505%—02/12/2067[2,3]	5,501
	Goldman Sachs Group Inc.
8,400	1.238%—02/07/2014[1]	8,417
	GTL Trade Finance Inc.
1,500	7.250%—10/20/2017	1,699
2,000	7.250%—10/20/2017[3]	2,265

		3,964

	HSBC Bank plc
4,600	2.000%—01/19/2014[3]	4,617
	ICICI Bank Ltd.
13,500	5.500%—03/25/2015	14,048
	Indian Oil Corp. Ltd.
7,400	4.750%—01/22/2015	7,606
	International Lease Finance Corp.
1,700	5.750%—05/15/2016	1,821
9,000	6.500%—09/01/2014[3]	9,416
4,600	6.750%—09/01/2016[3]	5,135

		16,372

	Intesa Sanpaolo SpA
10,400	2.662%—02/24/2014[1,3]	10,445
	JP Morgan Chase & Co.
5,900	3.150%—07/05/2016	6,201
	JP Morgan Chase Bank NA
7,000	6.000%—10/01/2017	8,076
	LBG Capital No. 1 plc
€10,900	7.625%—10/14/2020	15,946
£2,700	7.869%—08/25/2020	4,630

		20,576

	LBG Capital No. 1 plc MTN[5]
$800	8.500%—12/17/2021[2,3,6]	$853
	Merrill Lynch & Co. Inc.
12,700	0.792%—05/02/2017[1]	12,315
	Merrill Lynch & Co. Inc. MTN[5]
5,100	6.400%—08/28/2017	5,931
17,000	6.875%—04/25/2018	20,211

		26,142

	Morgan Stanley
5,000	0.724%—10/15/2015[1]	4,983
4,500	5.375%—10/15/2015	4,858

		9,841

	Murray Street Investment Trust I
7,000	4.647%—03/09/2017[7]	7,617
	National Australia Bank Ltd. MTN[5]
33,100	0.966%—04/11/2014[1,3]	33,204
	National Bank of Canada
1,300	2.200%—10/19/2016[3]	1,351
	Nationwide Building Society MTN[5]
6,400	6.250%—02/25/2020[3]	7,357
	Noble Group Ltd.
600	4.875%—08/05/2015[3]	629
	Nordea Bank AB
2,100	2.125%—01/14/2014[3]	2,108
	Novatek Finance Ltd.
2,000	5.326%—02/03/2016[3]	2,136
	Odebrecht Drilling Norbe VIII/IX Ltd.
4,625	6.350%—06/30/2021	4,879
5,920	6.350%—06/30/2021[3]	6,246

		11,125

	Petrobras International Finance Co.
9,700	5.375%—01/27/2021	9,822
	Principal Life Income Funding Trusts MTN[5]
6,400	5.550%—04/27/2015	6,859
	Qtel International Finance Ltd.
400	3.375%—10/14/2016[3]	421
	Ras Laffan Liquefied Natural Gas Co. Ltd. III
2,600	5.500%—09/30/2014	2,698
700	5.838%—09/30/2027[3]	759

		3,457

	Rohm and Haas Co.
2,500	6.000%—09/15/2017	2,883
	Santander Issuances SA Unipersonal
£17,050	7.300%—07/27/2019[2]	28,568
	SLM Corp. MTN[5]
$10,900	0.538%—01/27/2014[1]	10,856
	Southern Gas Networks plc MTN[5]
£9,800	0.807%—10/21/2015[1]	15,425
	Springleaf Finance Corp. MTN[5]
$1,600	5.400%—12/01/2015	1,680
	SSIF Nevada LP
62,500	0.944%—04/14/2014[1,3]	62,680
	State Bank of India
8,100	4.500%—07/27/2015[3]	8,378
	Stone Street Trust
16,400	5.902%—12/15/2015[3]	17,712

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)
		Sumitomo Mitsui Banking Corp.
	$8,000	1.950%—01/14/2014[3]	$8,023
		TNK-BP Finance SA MTN[5]
	3,100	7.500%—07/18/2016	3,493
		UBS AG
	640	1.238%—01/28/2014[1]	642
		United Air Lines Inc.
	1,260	10.400%—05/01/2018	1,424
		Verizon Communications Inc.
	2,900	2.002%—09/14/2018[1]	3,090
	3,600	2.500%—09/15/2016	3,738
	9,500	3.650%—09/14/2018	10,115
	2,000	5.150%—09/15/2023	2,174
	5,400	6.400%—09/15/2033	6,130

			25,247

		Vnesheconombank Via VEB Finance plc
	2,400	5.450%—11/22/2017[3]	2,598
		Wells Fargo & Co.
	22,800	7.980%—03/15/2018[2,6]	25,821

	TOTAL CORPORATE BONDS & NOTES (Cost $782,198)		827,221

FOREIGN GOVERNMENT OBLIGATIONS—7.1%
		Autonomous Community of Valencia Spain MTN[5]
	€300	4.375%—07/16/2015	420
		Banco Nacional de Desenvolvimento Economico e Social
	2,300	4.125%—09/15/2017[3]	3,289
		Brazil Letras Do Tesouro Nacional
R$	17,000	0.000%—01/01/2017[8]	5,372
		Brazil Notas Do Tesouro Nacional Série F
	2,551	10.000%—01/01/2017	1,135
		Italy Buoni Ordinari del Tesoro BOT
	€135,400	0.000%—02/28/2014-10/14/2014[8]	183,058
		Italy Buoni Poliennali del Tesoro
	11,200	2.500%—03/01/2015	15,510
	11,900	4.500%—07/15/2015	17,009

			32,519

		Italy Certificati di Credito del Tesoro
	7,600	0.000%—06/30/2015[8]	10,090
		Korea Development Bank
	$18,600	4.375%—08/10/2015	19,646
		Korea Housing Finance Corp.
	2,200	4.125%—12/15/2015[3]	2,324
		Mexican Bonos
MEX$	175,000	10.000%—12/05/2024	17,735
		Mexico Cetes
	14,500	0.000%—01/23/2014-02/06/2014[8]	1,102
		Province of Ontario Canada
	$2,400	1.000%—07/22/2016	2,417
	6,100	1.650%—09/27/2019	5,947
	6,400	3.000%—07/16/2018	6,805
CAD$	10,500	3.150%—06/02/2022	10,091
	$27,500	4.000%—10/07/2019-06/02/2021	28,574
CAD$	11,700	4.200%—03/08/2018-06/02/2020	12,256
	900	4.300%—03/08/2017	937
	10,600	4.400%—06/02/2019-04/14/2020	11,372

			78,399

		Province of Ontario Canada MTN[5]
CAD$	2,400	5.500%—06/02/2018	$2,639
		Province of Quebec Canada
	$12,600	3.500%—07/29/2020-12/01/2022	12,384
CAD$	20,300	4.250%—12/01/2021	21,129
	3,600	4.500%—12/01/2017-12/01/2020	3,823

			37,336

		Spain Government Bond
	€800	3.300%—10/31/2014	1,114
	32,800	4.750%—07/30/2014	45,861

			46,975

		Spain Letras del Tesoro
	€26,400	0.000%—03/14/2014-10/17/2014[8]	35,697

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $477,020)		477,736

MORTGAGE PASS-THROUGH—40.1%
		Federal Home Loan Mortgage Corp.
	$28	2.335%—06/01/2024[1]	30
	27,142	4.500%—02/01/2039-11/01/2041	29,022
	191	5.146%—08/01/2035[1]	202
	4,398	5.500%—02/01/2038-07/01/2038	4,785
	16,432	6.000%—07/01/2016-05/01/2040	17,945

			51,984

		Federal Home Loan Mortgage Corp. REMIC[4]
	3,348	0.324%—07/15/2019-08/15/2019[1]	3,344
	1,540	0.474%—05/15/2036[1]	1,541
	86	0.624%—11/15/2030[1]	86
	142	8.000%—08/15/2022	163
	27	9.000%—12/15/2020	30

			5,164

		Federal Home Loan Mortgage Corp. Structured Pass Through Securities
		Series T-63 Cl. 1A1
	229	1.353%—02/25/2045[1]	237
		Series E3 Cl. A
	539	3.087%—08/15/2032[2]	565

			802

		Federal Housing Authority Project
	33	7.400%—02/01/2021	32	[x]
	1,893	7.450%—05/01/2021	1,851	[x]

			1,883

		Federal National Mortgage Association
	670	1.553%—10/01/2040[1]	692
	5,300	2.310%—08/01/2022	5,079
	2,582	2.442%—08/01/2035[1]	2,734
	3,193	2.471%—06/01/2035[1]	3,404
	11,700	2.475%—04/01/2019	11,996
	4,476	2.500%—04/01/2022-10/01/2022	4,605
	6,000	2.870%—09/01/2027	5,380
	4,763	3.000%—02/01/2021-01/01/2026	4,988
	484	3.330%—11/01/2021	518
	19,808	3.500%—09/01/2025-12/01/2026	20,965
	81,369	4.000%—07/01/2018-10/01/2043	86,058
	539,331	4.500%—01/01/2018-07/01/2042	578,752
	85,964	5.000%—03/01/2025-04/01/2042	93,673
	287	5.072%—05/01/2035[1]	308
	257,267	5.500%—02/01/2023-12/12/2043	280,976
	314,610	6.000%—07/01/2016-11/13/2043	344,677

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MORTGAGE PASS-THROUGH—Continued
Principal Amount (000s)		Value (000s)
	Series 2003-W1 Cl. 1A1
$338	5.981%—12/25/2042[2]	$390

		1,445,195

	Federal National Mortgage Association REMIC[4]
	Series 2007-30 Cl. AF
2,704	0.480%—04/25/2037[1]	2,703
	Series 2005-75 Cl. FL
6,445	0.620%—09/25/2035[1]	6,456
	Series 2009-106 Cl. FA
6,536	0.920%—01/25/2040[1]	6,615
	Series 2006-5 Cl. 3A2
241	2.419%—05/25/2035[2]	253
	Series 2011-98 ZL
60,029	3.500%—10/25/2041	56,298
	Series 2003-25 Cl. KP
1,450	5.000%—04/25/2033	1,590

		73,915

	Federal National Mortgage Association TBA[9]
165,000	3.500%—11/19/2027-11/14/2042	171,982
360,000	4.000%—11/13/2043	379,350
202,000	4.500%—11/01/2041-11/13/2043	215,988
200,500	5.000%—11/01/2041-12/12/2042	217,966
61,000	5.500%—11/01/2041	66,576

		1,051,862

	Government National Mortgage Association
76,928	5.000%—08/15/2033-11/21/2043	83,968
	Government National Mortgage Association II
860	1.625%—03/20/2017-02/20/2032[1]	892
141	1.750%—09/20/2023-07/20/2027[1]	147
252	2.000%—08/20/2022-10/20/2025[1]	262
34	2.500%—12/20/2024[1]	35

		1,336

TOTAL MORTGAGE PASS-THROUGH (Cost $2,687,451)		2,716,109

MUNICIPAL BONDS—5.1%
	California Health Facilities Financing Authority
11,330	4.500%—11/15/2035	11,082
	California Infrastructure & Economic Development Bank
2,200	6.486%—05/15/2049	2,395
	California State
7,800	7.500%—04/01/2034	10,240
5,300	7.550%—04/01/2039	7,173
5,800	7.600%—11/01/2040	7,945
5,000	7.950%—03/01/2036	5,830

		31,188

	California State University
3,900	6.434%—11/01/2030	4,542
	Chicago Transit Authority
2,500	6.200%—12/01/2040	2,649
800	6.300%—12/01/2021	886
11,200	6.899%—12/01/2040	12,844

		16,379

	Clark County Nevada
19,000	6.350%—07/01/2029	20,277
	Clark County Nevada Airport System Revenue
4,200	6.820%—07/01/2045	5,214
	Denver Public Schools
$39,000	7.017%—12/15/2037	$46,895
	Energy Northwest
10,000	2.803%—07/01/2021	9,799
	Los Angeles California Unified School District
12,800	6.758%—07/01/2034	15,996
	Los Angeles City CA Wastewater System Revenue
2,000	5.713%—06/01/2039	2,194
	New York City NY
49,100	6.246%—06/01/2035	53,318
	North Las Vegas City NV
24,000	6.572%—06/01/2040	20,483
	Orange County Local Transportation Authority
39,400	6.908%—02/15/2041	49,155
	Public Power Generation Agency
600	7.242%—01/01/2041	656
	San Antonio City TX Water System Revenue
3,400	4.750%—05/15/2037	3,508
	University of California
35,770	4.858%—05/15/2112	31,329
15,700	6.270%—05/15/2031	16,967

		48,296

	Wisconsin State
2,400	5.050%—05/01/2018	2,664

TOTAL MUNICIPAL BONDS (Cost $313,842)		344,041

PREFERRED STOCKS—0.1%
(Cost $5,075)

Shares
CONSUMER FINANCE—0.1%
203,000	Ally Financial Inc.	5,481

RIGHTS/WARRANTS—0.0%
(Cost $15)

No. of Contracts
AUTOMOBILES—0.0%
36,000	General Motors Co. Escrow*	—	[y]

U.S. GOVERNMENT AGENCIES—7.2%
Principal Amount (000s)
	Federal Home Loan Mortgage Corp.
$300	0.875%—03/07/2018	295
189,900	1.000%—03/08/2017-09/29/2017	190,333
101,700	1.250%—05/12/2017-10/02/2019	98,968
3,500	1.750%—05/30/2019	3,502
3,900	2.375%—01/13/2022	3,830
22,700	3.750%—03/27/2019	25,193
5,000	5.500%—08/23/2017	5,836

		327,957

	Federal National Mortgage Association
26,200	0.875%—08/28/2017-05/21/2018	26,024
36,400	1.125%—04/27/2017	36,745

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT AGENCIES—Continued
Principal Amount (000s)		Value (000s)
$19,500	1.250%—01/30/2017	$19,825
2,700	1.875%—09/18/2018	2,747
53,000	5.000%—02/13/2017-05/11/2017	60,305
13,000	5.375%—06/12/2017	15,040

		160,686

TOTAL U.S. GOVERNMENT AGENCIES (Cost $489,359)		488,643

U.S. GOVERNMENT OBLIGATIONS—24.6%
	U.S. Treasury Inflation Indexed Bonds[10]
10,708	0.125%—04/15/2017[11]	11,080
40,939	0.125%—04/15/2018-07/15/2022	40,642
12,659	0.625%—07/15/2021	13,242
62,115	1.125%—01/15/2021	67,176
18,874	1.250%—07/15/2020	20,757
4,542	1.375%—01/15/2020	5,005
102,814	1.750%—01/15/2028	115,738
68,695	2.000%—01/15/2026	79,596
5,816	2.125%—02/15/2040	6,952
101,549	2.375%—01/15/2025-01/15/2027	122,311
31,916	2.500%—01/15/2029	39,452
6,796	3.625%—04/15/2028	9,431
9,531	3.875%—04/15/2029	13,728

		545,110

	U.S. Treasury Notes
70	0.625%—04/30/2018[11]	68
260	0.750%—03/31/2018[11]	256
156,500	0.875%—07/31/2019[11]	150,460
406,200	1.000%—06/30/2019-11/30/2019	392,334
121,200	1.250%—10/31/2018-10/31/2019	120,756
248,900	1.375%—06/30/2018[11]	250,738
2,500	1.375%—07/31/2018	2,517
200,000	1.500%—08/31/2018[11]	202,273

		1,119,402

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $1,686,101)		1,664,512

SHORT-TERM INVESTMENTS—11.6%
CERTIFICATES OF DEPOSIT—0.1%
	Itau Unibanco S A New York
6,500	1.366%—10/31/2014	6,410

REPURCHASE AGREEMENTS—11.1%
103,400	Repurchase Agreement with Barclays plc dated October 31, 2013 due November 01, 2013 at 0.040% collateralized by Federal Home Loan Banks (market value $41,640) and at 0.040% and 0.120% collateralized by U.S. Treasury Notes (market value $64,336)	103,400
28,100	Repurchase Agreement with Deutsche Bank AG dated October 31, 2013 due November 01, 2013 at 0.030% collateralized by U.S. Treasury Inflation Indexed Bonds (market value $25,256) and at 0.120% collateralized by U.S. Treasury Notes (market value $3,348)	28,100
$301,200	Repurchase Agreement with HSBC Bank USA N.A. dated October 31, 2013 due November 01, 2013 at 0.130% collateralized by U.S. Treasury Inflation Indexed Bonds (market value $30,435) and at 0.130% collateralized by U.S. Treasury Notes (market value $275,490)	$301,200
31,300	Repurchase Agreement with JP Morgan Chase & Co. dated October 31, 2013 due November 01, 2013 at 0.140% collateralized by Federal National Mortgage Association Notes (market value $2,003) and at 0.080% collateralized by U.S. Treasury Inflation Indexed Bonds (market value $29,854)	31,300
100,000	Repurchase Agreement with Royal Bank of Canada dated October 31, 2013 due November 01, 2013 at 0.130% collateralized by U.S. Treasury Notes (market value $100,264)	100,000
153,300	Repurchase Agreement with Royal Bank of Scotland plc dated October 29, 2013 due November 13, 2013 at 0.070%,0.090% and 0.130% collateralized by U.S. Treasury Notes (market value $155,506)	153,300
11,600	Repurchase Agreement with State Street Corp. dated October 31, 2013 due November 01, 2013 at 0.000% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $11,660) and at 0.000% collateralized by U.S. Treasury Notes (market value $175)	11,600
20,000	Repurchase Agreement with Toronto-Dominion dated October 28, 2013 due November 04, 2013 at 0.050% collateralized by U.S. Treasury Inflation Indexed Bonds (market value $20,670)	20,000
4,100	Repurchase Agrrement with Goldman Sachs Group Inc. dated October 31, 2013 due November 01, 2013 at 0.120% collateralized by Federal National Mortgage Association Notes (market value $4,227)	4,100

		753,000

U.S. GOVERNMENT AGENCIES—0.2%
	Federal Home Loan Bank Discount Notes
11,700	0.068%—01/03/2014	11,699

U.S. GOVERNMENT OBLIGATIONS—0.2%
	U.S. Treasury Bills
4,459	0.020%—12/12/2013[11]	4,459
3,801	0.040%—01/30/2014	3,801
2,704	0.094%—10/16/2014[11]	2,701

		10,961

TOTAL SHORT-TERM INVESTMENTS (Cost $782,070)		782,070

TOTAL INVESTMENTS—115.3% (Cost $7,674,378)		7,799,351

CASH AND OTHER ASSETS, LESS LIABILITIES—(15.3)%		(1,034,415)

TOTAL NET ASSETS—100.0%		$6,764,936

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2013

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Eurodollar Futures-CME 90 day (Buy)	4,744	$1,186,000	06/15/2015	$4,582
Eurodollar Futures-CME 90 day (Buy)	2,399	599,750	09/14/2015	931
Eurodollar Futures-CME 90 day (Buy)	5,750	1,437,500	12/14/2015	(295)
Eurodollar Futures-CME 90 day (Buy)	2,653	663,250	03/14/2016	(224)
Eurodollar Futures-CME 90 day (Buy)	66	16,500	06/13/2016	19
Eurodollar Futures-CME 90 day (Buy)	308	77,000	09/19/2016	626
U.S. Treasury Note Futures 5 year (Buy)	3,755	375,500	12/31/2013	9,847
U.S. Treasury Note Futures 10 year (Buy)	2,029	202,900	12/19/2013	5,641

				$21,127

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2013

Description	Counterparty	Number of Contracts	Strike Index/Rate/Price		Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	14,100,000	215.95	[j]	03/12/2020	$119	$(15)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	33,900,000	216.69		04/07/2020	302	(36)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	15,100,000	217.97		09/29/2020	195	(5)
Inflation-Linked Swap Option (Put)	Deutsche Bank AG	5,100,000	215.95		03/10/2020	38	(4)
Inflation-Linked Swap Option (Put)	Deutsche Bank AG	15,600,000	218.01		10/13/2020	153	(15)
Credit Default Swap Option 5 year (Call)	Barclays plc	23,600,000	0.60%		12/18/2013	14	(20)
Credit Default Swap Option 5 year (Put)	Barclays plc	23,600,000	0.90		12/18/2013	31	(6)
Credit Default Swap Option 5 year (Call)	BNP Paribas S.A.	19,500,000	0.60		12/18/2013	10	(11)
Credit Default Swap Option 5 year (Put)	BNP Paribas S.A.	19,500,000	0.90		12/18/2013	22	(5)
Credit Default Swap Option 5 year (Call)	Deutsche Bank AG	7,400,000	0.65		12/18/2013	6	(11)
Credit Default Swap Option 5 year (Put)	Deutsche Bank AG	7,400,000	0.90		12/18/2013	13	(2)
Credit Default Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	8,900,000	1.10		12/18/2013	18	(1)
Interest Rate Swap Option 1 year (Call)	Barclays plc	30,400,000	0.40		03/12/2014	59	(48)
Interest Rate Swap Option 1 year (Put)	Barclays plc	30,400,000	0.40		03/12/2014	67	(20)
Interest Rate Swap Option 1 year (Call)	Goldman Sachs Group Inc.	30,400,000	0.40		03/12/2014	63	(49)
Interest Rate Swap Option 1 year (Put)	Goldman Sachs Group Inc.	30,400,000	0.40		03/12/2014	63	(20)
Interest Rate Swap Option 2 year 1 year (Put)	Morgan Stanley & Co. LLC	350,600,000	2.00		03/31/2014	920	(392)
Interest Rate Swap Option 5 year (Call)	Goldman Sachs Group Inc.	346,200,000	1.40		01/27/2014	628	(709)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Group Inc.	346,200,000	2.00		01/27/2014	2,187	(622)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley & Co. LLC	61,100,000	1.30		01/27/2014	64	(59)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	89,300,000	1.75		11/27/2013	791	(45)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	61,100,000	1.80		01/27/2014	290	(204)
Interest Rate Swap Option 10 year (Call)	Deutsche Bank AG	18,700,000	2.40		03/17/2014	58	(58)
Interest Rate Swap Option 10 year (Put)	Deutsche Bank AG	18,700,000	2.90		03/17/2014	299	(299)
Interest Rate Swap Option 10 year (Call)	Royal Bank of Scotland plc	10,300,000	2.50		01/27/2014	62	(35)
Interest Rate Swap Option 10 year (Put)	Royal Bank of Scotland plc	10,300,000	3.50		01/27/2014	82	(14)
Eurodollar Future Option 3 year (Put)	CME Group	562	$97.38		03/14/2014	197	(200)
U.S. Treasury Note Future Option 10 year (Call)	CME Group	85	128.00		11/22/2013	33	(27)
U.S. Treasury Note Future Option 10 year (Put)	CME Group	85	124.00		11/22/2013	42	(4)

Total Written Options						$6,826	$(2,936)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2013

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	Credit Suisse Group AG	$6,476	$6,692	11/04/2013	$(216)
Brazilian Real (Buy)	Credit Suisse Group AG	32,942	31,815	11/04/2013	1,127
Brazilian Real (Buy)	HSBC Bank USA N.A.	1,272	1,296	11/04/2013	(24)
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	38,258	38,949	11/04/2013	(691)
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	181	187	12/03/2013	(6)
Brazilian Real (Sell)	Credit Suisse Group AG	39,418	40,130	11/04/2013	712
Brazilian Real (Sell)	Credit Suisse Group AG	6,432	6,649	12/03/2013	217
Brazilian Real (Sell)	HSBC Bank USA N.A.	1,272	1,307	11/04/2013	35
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	37,707	37,027	11/04/2013	(680)
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	550	564	11/04/2013	14

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
British Pound Sterling (Buy)	Citigroup Inc.	$56,480	$56,943	11/04/2013	$(463)
British Pound Sterling (Buy)	JP Morgan Chase & Co.	2,015	2,011	11/04/2013	4
British Pound Sterling (Sell)	Citigroup Inc.	3,242	3,273	11/04/2013	31
British Pound Sterling (Sell)	Citigroup Inc.	56,468	56,930	12/03/2013	462
British Pound Sterling (Sell)	Deutsche Bank AG	55,253	54,993	11/04/2013	(260)
Canadian Dollar (Buy)	Barclays plc	5,820	5,872	12/23/2013	(52)
Canadian Dollar (Buy)	Citigroup Inc.	6,491	6,556	12/23/2013	(65)
Canadian Dollar (Buy)	Goldman Sachs Group Inc.	11,227	11,348	12/23/2013	(121)
Canadian Dollar (Buy)	HSBC Bank USA N.A.	2,439	2,483	12/23/2013	(44)
Canadian Dollar (Buy)	JP Morgan Chase & Co.	1,881	1,899	12/23/2013	(18)
Canadian Dollar (Buy)	UBS AG	1,363	1,382	12/23/2013	(19)
Canadian Dollar (Sell)	Citigroup Inc.	127,468	129,747	12/23/2013	2,279
Euro Currency (Buy)	Citigroup Inc.	204,875	208,110	11/04/2013	(3,235)
Euro Currency (Buy)	Credit Suisse Group AG	1,221	1,218	11/04/2013	3
Euro Currency (Buy)	HSBC Bank USA N.A.	2,290	2,290	11/04/2013	—
Euro Currency (Sell)	BNP Paribas S.A.	4,074	3,790	04/01/2014	(284)
Euro Currency (Sell)	BNP Paribas S.A.	5,840	5,437	06/02/2014	(403)
Euro Currency (Sell)	BNP Paribas S.A.	4,075	3,795	07/01/2014	(280)
Euro Currency (Sell)	BNP Paribas S.A.	3,125	2,911	08/01/2014	(214)
Euro Currency (Sell)	Citigroup Inc.	120,300	119,481	11/04/2013	(819)
Euro Currency (Sell)	Citigroup Inc.	204,887	208,124	12/03/2013	3,237
Euro Currency (Sell)	Citigroup Inc.	3,124	2,915	04/01/2014	(209)
Euro Currency (Sell)	Credit Suisse Group AG	14,531	14,289	02/28/2014	(242)
Euro Currency (Sell)	Credit Suisse Group AG	4,754	4,438	06/02/2014	(316)
Euro Currency (Sell)	Deutsche Bank AG	58,666	56,975	02/28/2014	(1,691)
Euro Currency (Sell)	Goldman Sachs Group Inc.	13,388	13,344	11/04/2013	(44)
Euro Currency (Sell)	Morgan Stanley & Co. LLC	5,594	5,634	11/04/2013	40
Euro Currency (Sell)	Royal Bank of Scotland plc	6,758	6,652	03/14/2014	(106)
Euro Currency (Sell)	UBS AG	68,206	67,746	11/04/2013	(460)
Euro Currency (Sell)	UBS AG	900	908	11/04/2013	8
Euro Currency (Sell)	Westpac Banking Corp.	34,849	35,379	12/03/2013	530
Japanese Yen (Sell)	Citigroup Inc.	1,106	1,117	11/18/2013	11
Japanese Yen (Sell)	JP Morgan Chase & Co.	5,840	5,841	11/18/2013	1
Mexican Peso (Buy)	Royal Bank of Scotland plc	6,118	6,190	12/17/2013	(72)
Mexican Peso (Sell)	BNP Paribas S.A.	821	835	02/06/2014	14
Mexican Peso (Sell)	JP Morgan Chase & Co.	15,179	14,995	12/17/2013	(184)
Mexican Peso (Sell)	JP Morgan Chase & Co.	272	277	01/23/2014	5

					$(2,488)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2013

EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	1.000%	09/18/2023	¥10,000,000	$(3,306)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.500	03/18/2016	$965,800	611
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	09/21/2017	943,300	2,046
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	4.250	06/15/2041	212,200	29,973
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/19/2043	73,100	7,005
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.500	12/18/2043	111,900	(3,395)
CME Group	Federal Funds Effective Rate US	Pay	1.000	10/15/2017	277,800	(1,602)

Interest Rate Swaps						$31,332

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

EXCHANGE CLEARED SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Series 20 Version 1	Buy	1.000%	12/20/2018	0.833%	$874	$(259)	€68,900	$1,133
ICE Group	Markit CDX North America High Yield Index Series 21	Buy	5.000	12/20/2018	3.533	3,347	2,247	$47,000	1,100
ICE Group	Markit CDX North America High Yield Index Series 21	Buy	1.000	12/20/2018	0.729	1,594	988	109,800	606

Credit Default Swaps									$2,839

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	9.130%	01/02/2017	R$	6,000	$(134)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	10.630	01/02/2017		4,000	(21)
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	9.095	01/02/2017		4,600	(89)
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	10.630	01/02/2017		2,000	(10)
Morgan Stanley & Co. LLC	Brazil Cetip Interbank Deposit	Pay	9.140	01/02/2017		4,000	(89)
UBS AG	Brazil Cetip Interbank Deposit	Pay	8.900	01/02/2017		4,300	(94)
Barclays plc	Mexico Interbank TIIE 28 Day	Pay	5.600	09/06/2016	MEX$	526,200	969
Barclays plc	Mexico Interbank TIIE 28 Day	Pay	5.000	09/13/2017		5,900	5
Barclays plc	Mexico Interbank TIIE 28 Day	Pay	5.500	09/13/2017		109,000	207
Barclays plc	Mexico Interbank TIIE 28 Day	Pay	5.250	06/11/2018		7,400	6
Barclays plc	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		5,800	7
Barclays plc	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		206,400	(212)
Barclays plc	Mexico Interbank TIIE 28 Day	Pay	6.000	06/05/2023		14,800	(16)
BNP Paribas S.A.	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		7,300	(22)
Deutsche Bank AG	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		14,500	(37)
Goldman Sachs Group Inc.	Mexico Interbank TIIE 28 Day	Pay	5.500	09/13/2017		9,100	18
Goldman Sachs Group Inc.	Mexico Interbank TIIE 28 Day	Pay	5.250	06/11/2018		13,300	12
Goldman Sachs Group Inc.	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		18,800	24
Goldman Sachs Group Inc.	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		15,300	(27)
HSBC Bank USA N.A.	Mexico Interbank TIIE 28 Day	Pay	5.600	09/06/2016		521,900	1,012
HSBC Bank USA N.A.	Mexico Interbank TIIE 28 Day	Pay	5.000	09/13/2017		17,600	16
HSBC Bank USA N.A.	Mexico Interbank TIIE 28 Day	Pay	5.000	06/11/2018		208,000	212
HSBC Bank USA N.A.	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		6,200	7
HSBC Bank USA N.A.	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		18,400	(48)
JP Morgan Chase & Co.	Mexico Interbank TIIE 28 Day	Pay	5.250	06/11/2018		5,900	3
JP Morgan Chase & Co.	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		2,900	3
JP Morgan Chase & Co.	Mexico Interbank TIIE 28 Day	Pay	6.000	06/05/2023		20,900	29
Morgan Stanley & Co. LLC	Mexico Interbank TIIE 28 Day	Pay	5.600	09/06/2016		27,000	57
Morgan Stanley & Co. LLC	Mexico Interbank TIIE 28 Day	Pay	5.500	09/13/2017		44,000	83
Morgan Stanley & Co. LLC	Mexico Interbank TIIE 28 Day	Pay	5.000	06/11/2018		135,000	141
Morgan Stanley & Co. LLC	Mexico Interbank TIIE 28 Day	Pay	5.250	06/11/2018		9,000	7
Morgan Stanley & Co. LLC	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		16,400	21
Morgan Stanley & Co. LLC	Mexico Interbank TIIE 28 Day	Pay	6.350	06/02/2021		213,600	(74)
Morgan Stanley & Co. LLC	Mexico Interbank TIIE 28 Day	Pay	5.500	09/02/2022		103,500	(319)

Interest Rate Swaps							$1,647

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Barclays plc 1.788% due 10/27/2015	Sell	1.000%	03/20/2014	0.095%	$6	$7	€1,000	$(1)
BNP Paribas S.A.	United States of America 4.875% due 08/15/2016	Sell	0.250	03/20/2016	0.337	(40)	(218)	15,500	178
UBS AG	United States of America 4.875% due 08/15/2016	Sell	0.250	09/20/2015	0.325	(75)	(414)	27,700	339

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000%	12/20/2013	0.143%	$6	$14	$2,600	$(8)
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.399	45	38	2,400	7
UBS AG	Berkshire Hathaway Inc. 4.625% due 10/15/2013	Sell	1.000	03/20/2015	0.257	33	(49)	2,700	82
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 12	Sell	5.000	12/20/2014	3.457	97	308	3,100	(211)
Barclays plc	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.792	1,030	3,072	24,900	(2,042)
Credit Suisse Group AG	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.724	99	326	2,400	(227)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.724	236	776	5,700	(540)
HSBC Bank USA N.A.	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	3.246	3,106	5,761	75,100	(2,655)
JP Morgan Chase & Co.	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.792	95	260	2,300	(165)
Morgan Stanley & Co. LLC	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.792	405	1,163	9,800	(758)
Bank of America Corp.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.912	2	(6)	700	8
Barclays plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.939	7	(20)	2,300	27
Barclays plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2016	1.095	—	(47)	7,000	47
Citigroup Inc.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.912	3	(16)	1,000	19
Citigroup Inc.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	1.164	(55)	(81)	25,800	26
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	1.164	(33)	(45)	15,200	12
HSBC Bank USA N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.912	10	(25)	3,300	35
JP Morgan Chase & Co.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.939	10	(28)	3,300	38
UBS AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.939	2	(5)	700	7
Barclays plc	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	09/20/2016	0.412	89	54	4,800	35
Citigroup Inc.	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	3.850	03/20/2014	0.283	170	—	9,000	170
Deutsche Bank AG	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	4.900	12/20/2013	0.111	23	—	1,900	23
Deutsche Bank AG	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	09/20/2015	0.297	52	44	3,600	8
Citigroup Inc.	JP Morgan Chase & Co. 4.750% due 03/01/2015	Sell	1.000	06/20/2014	0.214	32	46	5,000	(14)
Deutsche Bank AG	JP Morgan Chase & Co. 4.750% due 03/01/2015	Sell	1.000	09/20/2016	0.522	73	62	4,800	11
Deutsche Bank AG	Markit CMBX North America Series AAA	Sell	0.350	02/17/2051	0.000	(68)	(69)	2,563	1
Barclays plc	Morgan Stanley & Co. LLC 6.000% due 04/28/2015	Sell	1.000	09/20/2014	0.616	4	(16)	600	20
Credit Suisse Group AG	Morgan Stanley & Co. LLC 6.000% due 04/28/2015	Sell	1.000	09/20/2014	0.412	43	(175)	6,300	218
Citigroup Inc.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.239	36	45	2,600	(9)
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.239	110	140	7,900	(30)
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2016	0.368	16	9	900	7
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.392	7	2	400	5

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000%	06/20/2016	1.012%	$(3)	$(119)	$7,500	$116
Deutsche Bank AG	Republic of Indonesia 6.750% due 03/10/2014	Sell	1.000	09/20/2015	1.116	6	(28)	1,200	34
Morgan Stanley & Co. LLC	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2016	1.087	(12)	(68)	4,600	56
UBS AG	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2016	1.087	(5)	(31)	2,000	26
Deutsche Bank AG	The Export-Import Bank of China 4.875% due 07/21/2015	Sell	1.000	06/20/2017	0.652	7	(21)	500	28
UBS AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2015	0.197	122	137	5,800	(15)
Citigroup Inc.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.434	18	(20)	1,600	38
Citigroup Inc.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	06/20/2016	0.565	726	11	59,600	715
Citigroup Inc.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	0.000	(1)	(1)	500	—
Deutsche Bank AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.517	172	(103)	14,100	275
Goldman Sachs Group Inc.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	0.000	(3)	(6)	2,200	3
HSBC Bank USA N.A.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.541	253	(154)	20,800	407
HSBC Bank USA N.A.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	09/20/2016	0.605	7	3	600	4
JP Morgan Chase & Co.	United Mexican States 7.500% due 04/08/2033	Sell	0.920	03/20/2016	0.517	3	—	300	3
JP Morgan Chase & Co.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2016	0.605	12	6	1,000	6
JP Morgan Chase & Co.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	0.000	(1)	(1)	500	—
UBS AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.697	7	(7)	600	14

Credit Default Swaps									$(3,627)

Total Swaps									$32,191

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2013

Par Value (000s)	Security	Proceeds (000s)	Value (000s)
$16,000	Federal National Mortgage Association TBA[9]	$17,515	$(17,527)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$134,986	$—	$134,986
Collateralized Mortgage Obligations	—	358,552	—	358,552
Corporate Bonds & Notes	—	827,221	—	827,221
Foreign Government Obligations	—	477,736	—	477,736
Mortgage Pass-Through	—	2,714,226	1,883	2,716,109
Municipal Bonds	—	344,041	—	344,041
Preferred Stocks	5,481	—	—	5,481
Rights/Warrants	—	—	—	—

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
U.S. Government Agencies	$—	$488,643	$—	$488,643
U.S. Government Obligations	—	1,664,512	—	1,664,512
Short-Term Investments
Certificates of Deposit	—	6,410	—	6,410
Repurchase Agreements	—	753,000	—	753,000
U.S. Government Agencies	—	11,699	—	11,699
U.S. Government Obligations	—	10,961	—	10,961

Total Investments in Securities	$5,481	$7,791,987	$1,883	$7,799,351

Financial Derivative Instruments - Assets
Forward Currency Contracts	—	8,730	—	8,730
Futures Contracts	21,646	—	—	21,646
Swap Agreements	—	48,361	—	48,361

Total Financial Derivative Instruments - Assets	$21,646	$57,091	$—	$78,737

Liability Category
Fixed Income Investments Sold Short	$—	$(17,527)	$—	$(17,527)

Financial Derivative Instruments - Liabilities
Forward Currency Contracts	—	(11,218)	—	(11,218)
Futures Contracts	(519)	—	—	(519)
Swap Agreements	—	(16,170)	—	(16,170)
Written Options	(231)	(2,705)	—	(2,936)

Total Financial Derivative Instruments - Liabilities	$(750)	$(30,093)	$—	$(30,843)

Total Investments	$26,377	$7,801,458	$1,883	$7,829,718

Of the Level 1 investments presented above, Preferred Stocks valued at $5,481 would have been considered as Level 2 investments at October 31, 2012. Transfers from Level 2 to Level 1 are typically the result of exchange traded products where quoted prices from an active market were not available (Level 2), and have become available (Level 1).

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2013.

Valuation Description	Balance Beginning at 11/01/2012 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2013[w] (000s)
Asset-Backed Securities	$1,762	$—	$(1,791)	$—	$(26)	$55	$—	$—	$—
Corporate Bonds & Notes	14,840	—	—	—	—	—	—	(14,840)[h]	—
Mortgage Pass-Through	2,091	—	(194)	(2)	(1)	(11)	—	—	1,883
Rights/Warrants	—	—	—	—	—	—	—	—	—

	$18,693	$—	$(1,985)	$(2)	$(27)	$44	$—	$(14,840)	$1,883

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 10/31/2013 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Mortgage Pass-Through
Federal Housing Authority Project 7.400%-02/01/2021	$32	Benchmark Pricing	Base Price	$97.15
Federal Housing Authority Project 7.450%-05/01/2021	1,851	Benchmark Pricing	Base Price	97.77

	$1,883

Rights/Warrants
General Motors Co. Escrow*	—	Cash Available in Relation to Claims	Estimated Recovery Value	0.00

	$1,883

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in Default.

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2013.

2	Variable rate security. The stated rate represents the rate in effect at October 31, 2013.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2013, the aggregate fair value of these securities was $377,635 or 5% of net assets.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	MTN after the name of a security stands for Medium Term Note.

6	Perpetuity bond. The maturity date represents the next callable date.

7	Step coupon security.

8	Zero coupon bond.

9	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2013. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 of the accompanying Notes to Financial Statements.)

10	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

11	At October 31, 2013, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate fair value of $622,035 or 9% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

h	Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input.

j	Amount represents Index Value.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2013 (000s)
Mortgage Pass-Through	$(53)
Rights/Warrants	(15)

$(68)

x	Valued by subadvisor in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms, which is a Level 3 input.

y	Fair valued in accordance with Harbor Funds Valuation Procedures using estimated recovery value, which is a Level 3 input.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

¥	Japanese Yen.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company

LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2007

PIMCO has subadvised the Fund since its inception in 2005.

INVESTMENT GOAL

Maximum real return, consistent with preservation of real capital

PRINCIPAL STYLE
CHARACTERISTICS

Inflation-indexed fixed income securities

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Accommodative monetary policy continued to exert a major influence on bond markets during fiscal 2013, as global central banks maintained their aggressive easing stance. The European Central Bank remained committed to keeping rates low, which helped to stabilize market sentiment as issues in Cyprus and Italian politics broadened the European recession. The Bank of Japan surprised markets by introducing new monetary measures aimed at ending the country’s chronic history of deflation. In the second quarter of calendar 2013, conditions in financial markets deteriorated as investors reacted to signals from the Federal Reserve that it would begin to slow the pace of asset purchases later in the year. At its September meeting, however, the Fed decided to delay tapering and reassured markets that its timing would be dependent on economic data. The yield of the benchmark 10-year U.S. Treasury note closed on October 31, 2013 at 2.57%, up 85 basis points, or 0.85 percentage point, from 12 months earlier. The U.S. Treasury yield curve steepened as long-term yields rose and short-term yields fell.

The performance of fixed income spread sectors was mixed. Corporate bonds outpaced like-duration U.S. Treasury securities, while financial companies significantly outperformed the broader corporate sector amid strong earnings and improving balance sheets. Mortgage-backed securities also outperformed U.S. Treasurys, as accommodative monetary policy and an ongoing housing recovery provided support for the sector. Emerging market external bonds generally underperformed U.S. Treasurys as central bank policies drove volatility in the second quarter, causing a widespread sell-off of risk assets. Municipal bonds, both tax-exempt and taxable Build America Bonds, posted negative returns as negative headlines overshadowed the sector.

PERFORMANCE

Harbor Real Return Fund returned -6.67% (Institutional Class) and -6.94% (Administrative Class) for fiscal 2013, compared with the -6.39% return of its Barclays U.S. TIPS Index benchmark. From a longer-term perspective the Fund outperformed the index for the five years ended October 31, 2013.

The following strategies helped returns during the fiscal year:

•	An underweight to Treasury Inflation-Protected Securities (“TIPS”) overall, as real yields rose across the curve.

•	An allocation to corporate bonds, with a focus on Financials, as the sector outperformed like-duration U.S. Treasurys.

•	Exposure to mortgage-backed securities, particularly non-agency mortgages, as the sector benefited from the ongoing housing recovery.

The following strategies were negative or neutral for returns during the fiscal year:

•	Favoring the intermediate portion of the U.S. real curve, as yields on the intermediate part of the curve rose the most.

•	Interest rate exposure to other developed countries, particularly Australian inflation-linked bonds, as real rates in those markets rose.

•	Exposure to local rates in emerging market countries, particularly Brazil, as rates rose.

•	Tactical exposure to currencies, in particular the Brazilian real, as the currency depreciated.

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	100.9%
Federal National Mortgage Association TBA	1.0%
New South Wales Treasury Corp.	1.0%
Instituto de Credito Oficial	0.8%
Nordea Eiendomskreditt AS	0.8%
SLM Student Loan Trust	0.8%
Banco Santander Brasil SA	0.7%
DBUBS Mortgage Trust	0.7%
Stone Street Trust	0.6%
U.K. Gilt Inflation Linked	0.5%

OUTLOOK AND STRATEGY

Looking ahead, we are anticipating global economic growth over the next 12 months at a real rate of 2.25% to 2.75%. Our expectations remain below market consensus. In our view, growth will be constrained by side effects of a highly levered global economy, as household balance sheets in developed countries will continue to reduce debt relative to income in the year ahead. We would expect this ongoing de-leveraging to limit the ability of developed economies to achieve the credit traction and breakout growth rates currently expected by the consensus. Furthermore, the recent rise in global interest rates will result in tighter financial conditions for the most interest-rate-sensitive components of the global economy. Despite persistent structural impediments to growth, however, we see a number of reasons to be cautiously optimistic for growth prospects over the next 12 months. First, fiscal policy in the U.S. and Europe is likely to be less of a drag on global growth in the year ahead. Secondly, measures of global financial wealth have recently increased substantially, which should strengthen private sector confidence in the year ahead. Finally, global central banks will likely continue to use monetary policy to reduce the risk of a major downturn.

With respect to portfolio strategy, we plan to:

•

Target neutral to slightly below benchmark duration. Portfolios will maintain a quality bias, investing primarily in U.S. securities and complementing those with smaller allocations to Canada, Brazil, and Mexico.

•

Remain concentrated in the 3-5 year portion of the yield curve, where we see superior opportunities for roll-down and price appreciation, as lower maturity bonds are stabilized by the Fed’s policy rate. We remain underweight in the long end of the yield curve as longer maturities may not adequately compensate investors for price volatility and longer-term inflation risk.

•

Continue to take advantage of relative value opportunities across mortgage coupons, while maintaining a near-benchmark level of mortgage exposure. We plan to hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure and continue to be a source of relatively attractive yield.

•

Retain an underweight exposure to corporate credit, as we see more favorable risk-adjusted returns in other spread sectors such as non-agency mortgages, emerging markets, and municipal bonds. Individual credits may be added opportunistically and based on issue-specific considerations.

•

Broadly maintain municipal exposure, as the sector offers attractive yields relative to similar U.S. Treasurys. We also will retain our preference for revenue bonds, including taxable Build America Bonds, over tax-backed general obligation bonds.

•

Become increasingly selective in our allocation to emerging markets. We see Brazil and Mexico as high-quality emerging economies with steep yield curves and high real interest rates offering potential return through carry and roll-down.

•

Maintain exposure to longer-dated TIPS given our view that the recent sell-off in inflation-linked securities has been overdone and that inflation protection now looks relatively attractive over the long term.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025

Cusip	411511520

Ticker	HARRX

Inception Date	12/01/2005

Net Expense Ratio	0.59%

Total Net Assets (000s)	$404,689

ADMINISTRATIVE CLASS

Fund #	2225

Cusip	411511512

Ticker	HRRRX

Inception Date	12/01/2005

Net Expense Ratio	0.84%

Total Net Assets (000s)	$3,542

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	1.30%	1.21%

Yield to Maturity	2.87%	2.08%

Current 30-Day Yield (Institutional Class)	1.21%	0.97%

Weighted Average Maturity	7.65 years	8.53 years

Weighted Average Duration	6.62 years	7.00 years

Portfolio Turnover (Year Ended 10/31/2013)	285%	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	26.77%

>5 to 10	47.34%

>10 to 15	21.74%

>15 to 20	7.07%

>20 to 25	-0.02%

>25 yrs.	-2.90%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 10/31/2013

Total Returns For the periods ended 10/31/2013
Harbor Real Return Fund
Institutional Class	-6.67%	7.97%	5.21%	12/01/2005	$14,955
Administrative Class	-6.94%	7.69%	4.94%	12/01/2005	$14,646
Comparative Index
Barclays U.S. TIPS	-6.39%	7.36%	5.21%	—	$14,950

As stated in the Fund’s current prospectus, the expense ratios were 0.62% (Institutional Class); and 0.87% (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -13.8%)

ASSET-BACKED SECURITIES—1.6%
Principal Amount (000s)		Value (000s)
	Ares CLO Funds[1]
	Series 2006-6RA Cl. A1B
$213	0.483%—03/12/2018[2,3]	$212
	Hillmark Funding
	Series 2006-1A Cl. A1
1,600	0.513%—05/21/2021[2,3]	1,548
	Magi Funding plc
	Series I-A Cl. A
€120	0.591%—04/11/2021[2,3]	160
	Park Place Securities Inc.
	Series 2004-WWF1 Cl. M2
$229	1.190%—12/25/2034[2]	229
	People’s Choice Home Loan Securities Trust
	Series 2005-1 Cl. M4
900	1.520%—01/25/2035[2]	765
	Saxon Asset Securities Trust
	Series 2003-1 Cl. AF7
130	4.034%—06/25/2033[4]	133
	SLM Student Loan Trust
	Series 2003-2 Cl. A5
€2,034	0.484%—12/15/2023[2]	2,713
	Series 2002-7X Cl. A5
562	0.494%—09/15/2021[2]	763

		3,476

	Wood Street CLO BV1
	Series II-A Cl. A1
140	0.587%—03/29/2021[2,3]	186

TOTAL ASSET-BACKED SECURITIES (Cost $6,458)		6,709

COLLATERALIZED MORTGAGE OBLIGATIONS—2.1%
	Banc of America Large Loan Inc.
	Series 2010-HLTN Cl. HLTN
$1,320	2.474%—11/15/2015[2,3]	1,321
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-5 Cl. A1
6	2.210%—08/25/2035[2]	6
	Series 2005-5 Cl. A2
11	2.250%—08/25/2035[2]	11
	Series 2005-2 Cl. A1
11	2.600%—03/25/2035[2]	11
	Series 2005-2 Cl. A2
3	2.793%—03/25/2035[2]	3

		31

	Citigroup Mortgage Loan Trust Inc.
	Series 2005-12 Cl. 2A1
$601	0.970%—08/25/2035[2,3]	$477
	Countrywide Alternative Loan Trust
	Series 2007-5CB Cl. 1A4
777	0.000%—04/25/2037*	605
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB5 Cl. 2A1
81	2.550%—04/20/2035[5]	82
	DBUBS Mortgage Trust
	Series 2011-LC2A Cl. A2
2,800	3.386%—07/10/2044[3]	2,934
	Holmes Master Issuer plc
	Series 2011-1A Cl. A3
€966	1.577%—10/15/2054[2,3]	1,320
	JP Morgan Mortgage Trust
	Series 2005-A3 Cl. 2A1
$226	5.079%—06/25/2035[5]	229
	Permanent Master Issuer plc
	Series 2011-1A Cl. 1A3
€200	1.527%—07/15/2042[2,3]	272
	RBSSP Resecuritization Trust
	Series 2010-1 Cl. 2A1
$1,072	2.357%—07/26/2045[3,5]	1,054
	Residential Accredit Loans Inc.
	Series 2006-QO6 Cl. A1
134	0.350%—06/25/2046[2]	62
	Residential Asset Securitization Trust
	Series 2006-R1 Cl. A2
82	0.000%—01/25/2046*	43
	Structured Asset Mortgage Investments Inc.
	Series 2006-AR5 Cl. 1A1
80	0.380%—05/25/2046[2]	61
	Washington Mutual Mortgage Pass Through Certificates
	Series 2003-AR9 Cl. 2A
49	2.457%—09/25/2033[5]	49

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,565)		8,540

CORPORATE BONDS & NOTES—4.1%
	Ally Financial Inc.
600	3.465%—02/11/2014[2]	604
	Banco Santander Brasil SA
500	4.250%—01/14/2016[3]	520
	Banco Santander Brasil SA MTN[6]
2,400	2.352%—03/18/2014[2,3]	2,400
	Credit Agricole Home Loan SFH
800	0.992%—07/21/2014[2,3]	803
	Danske Bank AS
1,700	1.294%—04/14/2014[2,3]	1,705
	GATX Financial Corp.
1,000	5.800%—03/01/2016	1,095
	ICICI Bank Ltd. MTN[6]
500	2.012%—02/24/2014[2,3]	500
	Intesa Sanpaolo SpA
400	3.125%—01/15/2016	408

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal Amount (000s)			Value (000s)
		Nordea Eiendomskreditt AS
	$3,100	0.663%—04/07/2015[2,3]	$3,105
		Petrobras International Finance Co.
	400	3.875%—01/27/2016	413
		SLM Corp. MTN[6]
	740	3.768%—05/03/2019[5,7]	687
		Societe Generale MTN[6]
	1,700	1.296%—04/11/2014[2,3]	1,707
		Stone Street Trust
	2,400	5.902%—12/15/2015[3]	2,592
		Turkiye Garanti Bankasi AS
	200	2.742%—04/20/2016[2,3]	197

	TOTAL CORPORATE BONDS & NOTES (Cost $16,177)		16,736

FOREIGN GOVERNMENT OBLIGATIONS—3.4%
		Instituto de Credito Oficial MTN[6]
	€2,300	1.971%—03/25/2014[2]	3,129
		Italy Buoni Poliennali Del Tesoro
	1,105	1.700%—09/15/2018[7]	1,486
	339	2.100%—09/15/2017-09/15/2021[7]	461
	105	3.100%—09/15/2026[7]	145

			2,092

		New South Wales Treasury Corp.
AUD$	200	2.500%—11/20/2035[7]	214
	3,100	2.750%—11/20/2025[7]	3,621

			3,835

		New Zealand Government Bond
NZD$	1,600	2.000%—09/20/2025[7]	1,262
		U.K. Gilt Inflation Linked[7]
	£400	2.500%—07/26/2016	2,202
		Xunta de Galicia
	€600	5.763%—04/03/2017	894
	300	6.131%—04/03/2018	456

			1,350

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $13,866)		13,870

MORTGAGE PASS-THROUGH—1.7%
		Federal Home Loan Mortgage Corp. REMIC[8]
	$1,303	0.774%—12/15/2037[2]	1,315
		Federal National Mortgage Association REMIC[8]
	345	0.520%—07/25/2037[2]	346
	341	0.550%—07/25/2037[2]	342
	300	0.610%—05/25/2036[2]	301
	558	0.850%—02/25/2041[2]	563

			1,552

		Federal National Mortgage Association TBA[9]
	4,000	3.000%—09/13/2042	3,939

	TOTAL MORTGAGE PASS-THROUGH (Cost $6,749)		6,806

PURCHASED OPTIONS—0.0%
	(Premiums Paid/Cost $132)

No. of Contracts			Value (000s)
		Interest Rate Swap Option 30 year
	2,600,000	3.875%—04/14/2014	$61

U.S. GOVERNMENT OBLIGATIONS—100.9%
Principal Amount (000s)
		U.S. Treasury Inflation Indexed Bonds[7]
	$131,007	0.125%—04/15/2016-01/15/2023	130,482
	6,331	0.375%—07/15/2023	6,335
	16,523	0.500%—04/15/2015	16,871
	37,731	0.625%—07/15/2021-02/15/2043	37,933
	828	0.750%—02/15/2042	717
	7,484	1.125%—01/15/2021	8,093
	11,714	1.250%—04/15/2014[10]	11,786
	13,083	1.250%—07/15/2020	14,389
	6,273	1.375%—01/15/2020	6,912
	18,631	1.625%—01/15/2015[10]	19,216
	9,522	1.750%—01/15/2028	10,719
	14,079	1.875%—07/15/2015-07/15/2019	15,763
	23,480	2.000%—07/15/2014-01/15/2026	26,487
	8,914	2.125%—01/15/2019-02/15/2040	10,312
	44,827	2.375%—01/15/2025-01/15/2027	53,888
	13,278	2.500%—01/15/2029	16,414
	10,389	2.625%—07/15/2017	11,816
	651	3.625%—04/15/2028	903
	8,607	3.875%—04/15/2029	12,396

			411,432

		U.S. Treasury Notes
	116	0.125%—07/31/2014	116
	300	0.500%—10/15/2014	301

			417

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $419,282)		411,849

SHORT-TERM INVESTMENTS—0.1%
	(Cost $267)
	REPURCHASE AGREEMENTS
	$267	Repurchase Agreement with State Street Corp. dated October 31, 2013 due November 01, 2013 at 0.000% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $275)	267

	TOTAL INVESTMENTS—113.9% (Cost $471,496)		464,838

	CASH AND OTHER ASSETS, LESS LIABILITIES—(13.9)%		(56,607)

	TOTAL NET ASSETS—100.0%		$408,231

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2013

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Option Futures (Sell)	18	€1,800	11/22/2013	$—
Eurodollar Futures-CME 90 day (Buy)	41	$10,250	09/14/2014	14
Eurodollar Futures-CME 90 day (Buy)	62	15,500	09/14/2015	11
Eurodollar Futures-CME 90 day (Buy)	33	8,250	12/14/2015	2
Eurodollar Futures-CME 90 day (Buy)	154	38,500	03/14/2016	(36)
Eurodollar Futures-CME 90 day (Buy)	35	8,750	03/13/2017	42
Interest Rate Swap Futures-CME 30 year (Sell)	3	300	12/16/2013	(15)
U.S. Treasury Bond Futures 30 year (Sell)	6	600	12/19/2013	(19)
U.S. Treasury Note Futures 5 year (Buy)	185	18,500	12/31/2013	463

				$462

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2013

Description	Counterparty	Number of Contracts	Strike Index/ Rate/Price		Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	3,600,000	216.69	[j]	04/07/2020	$32	$(4)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	500,000	217.97		09/29/2020	6	—
Inflation-Linked Swap Option (Put)	Deutsche Bank AG	600,000	—		01/22/2018	6	(1)
Inflation-Linked Swap Option (Put)	Deutsche Bank AG	400,000	218.01		10/13/2020	4	—
Interest Rate Swap Option 2 year 1 year (Put)	Goldman Sachs Group Inc.	20,900,000	2.00%		03/31/2014	22	(23)
Interest Rate Swap Option 2 year 1 year (Put)	Morgan Stanley & Co. LLC	27,600,000	2.00		03/31/2014	64	(31)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	11,000,000	2.85		04/14/2014	132	(13)
Interest Rate Swap Option 5 year (Call)	Goldman Sachs Group Inc.	17,100,000	1.30		03/17/2014	21	(23)
Interest Rate Swap Option 5 year (Call)	Goldman Sachs Group Inc.	300,000	1.40		01/27/2014	1	(1)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Group Inc.	17,100,000	1.90		03/17/2014	72	(88)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Group Inc.	300,000	2.00		01/27/2014	1	(1)
Interest Rate Swap Option 10 year (Call)	HSBC Bank USA N.A.	100,000	2.00		01/27/2014	1	(1)
Interest Rate Swap Option 10 year (Put)	HSBC Bank USA N.A.	100,000	2.50		01/27/2014	1	—
Interest Rate Swap Option 10 year (Call)	Royal Bank of Scotland plc	18,200,000	2.50		01/27/2014	123	(63)
Interest Rate Swap Option 10 year (Put)	Royal Bank of Scotland plc	18,200,000	3.50		01/27/2014	184	(25)
Eurodollar Future Option 3 year (Put)	CME Group	24	$97.38		03/14/2014	8	(8)

Total Written Options						$678	$(282)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2013

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	UBS AG	$4,518	$4,537	11/04/2013	$(19)
Australian Dollar (Sell)	Deutsche Bank AG	4,518	4,471	11/04/2013	(47)
Australian Dollar (Sell)	UBS AG	4,510	4,529	12/03/2013	19
Brazilian Real (Buy)	Credit Suisse Group AG	2,533	2,446	11/04/2013	87
Brazilian Real (Buy)	Credit Suisse Group AG	1,173	1,213	12/03/2013	(40)
Brazilian Real (Buy)	Deutsche Bank AG	86	88	11/04/2013	(2)
Brazilian Real (Buy)	Goldman Sachs Group Inc.	4	4	11/04/2013	—
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	1,192	1,214	11/04/2013	(22)
Brazilian Real (Buy)	UBS AG	68	69	11/04/2013	(1)
Brazilian Real (Sell)	Credit Suisse Group AG	2,533	2,597	11/04/2013	64
Brazilian Real (Sell)	Deutsche Bank AG	86	87	11/04/2013	1
Brazilian Real (Sell)	Goldman Sachs Group Inc.	4	4	11/04/2013	—
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	1,193	1,171	11/04/2013	(22)
Brazilian Real (Sell)	UBS AG	68	69	11/04/2013	1
British Pound Sterling (Sell)	Royal Bank of Scotland plc	2,222	2,165	12/12/2013	(57)
Canadian Dollar (Sell)	Citigroup Inc.	316	322	12/23/2013	6
Euro Currency (Buy)	Barclays plc	569	565	12/17/2013	4
Euro Currency (Sell)	Barclays plc	792	790	12/17/2013	(2)
Euro Currency (Sell)	Citigroup Inc.	11,405	11,145	12/17/2013	(260)
Euro Currency (Sell)	Morgan Stanley & Co. LLC	852	838	12/17/2013	(14)
Japanese Yen (Sell)	Citigroup Inc.	225	226	11/18/2013	1

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Mexican Peso (Buy)	JP Morgan Chase & Co.	$1,066	$1,053	12/17/2013	$13
New Zealand Dollar (Sell)	HSBC Bank USA N.A.	1,239	1,241	11/04/2013	2
New Zealand Dollar (Sell)	HSBC Bank USA N.A.	1,237	1,243	12/03/2013	6
South African Rand (Sell)	Deutsche Bank AG	500	509	12/09/2013	9

					$(273)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2013

EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	1.000%	09/18/2023	¥830,000	$(163)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/19/2043	$3,600	344
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.500	12/18/2043	18,300	(443)

Interest Rate Swaps						$(262)

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	10.910%	01/02/2017	R$	9,200	$(8)
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		400	—
HSBC Bank USA N.A.	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		8,500	(12)
JP Morgan Chase & Co.	Brazil Cetip Interbank Deposit	Pay	7.900	01/02/2015		100	(1)
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.410	01/02/2015		2,400	(1)
UBS AG	Brazil Cetip Interbank Deposit	Pay	8.150	01/02/2017		4,600	(136)
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		5,900	(16)
Barclays plc	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2021		€1,800	31
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco	Pay	1.900	09/01/2016		8,900	326
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco	Pay	1.950	09/01/2017		4,700	202
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2021		2,300	7
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco	Pay	2.108	10/08/2023		3,300	14
Deutsche Bank AG	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2021		300	2
Barclays plc	US Consumer Price Index Urban Consumers NSA	Receive	1.908	04/15/2017		$2,700	(5)
BNP Paribas S.A.	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017		19,600	(439)
BNP Paribas S.A.	US Consumer Price Index Urban Consumers NSA	Receive	2.500	07/15/2022		8,000	(277)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.360	01/28/2017		1,900	(41)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.173	11/01/2018		2,000	(2)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.500	07/15/2022		800	(34)
Goldman Sachs Group Inc.	US Consumer Price Index Urban Consumers NSA	Receive	1.730	04/15/2016		1,900	(2)
Goldman Sachs Group Inc.	US Consumer Price Index Urban Consumers NSA	Receive	2.415	02/12/2017		2,000	(46)
Goldman Sachs Group Inc.	US Consumer Price Index Urban Consumers NSA	Receive	2.175	10/01/2018		1,100	(1)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.935	10/23/2016		1,600	(2)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.930	10/31/2016		3,700	(5)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017		7,500	(164)

Interest Rate Swaps							$(610)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[f]	Unrealized Appreciation/ (Depreciation) (000s)
Citigroup Inc.	Gatx Corp. 5.800% due 03/01/2016	Buy	1.070	03/20/2016	0.324%	$(19)	$—	$1,000	$(19)
Barclays plc	Societe Generale 5.250% due 03/28/2013	Buy	1.000	06/20/2014	0.359	(12)	66	1,700	(77)

Credit Default Swaps									$(96)

Total Swaps									$(968)

FAIR VALUE MEASUREMENTS

Holdings in Futures Contracts valued at $462 are classified as Level 1. All other holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in Default.

1	CLO after the name of a security stands for Collateralized Loan Obligations.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2013.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2013, the aggregate fair value of these securities was $23,013 or 6% of net assets.

4	Step coupon security.

5	Variable rate security. The stated rate represents the rate in effect at October 31, 2013.

6	MTN after the name of a security stands for Medium Term Note.

7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

9	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2013. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 of the accompanying Notes to Financial Statements.)

10	At October 31, 2013, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate fair value of $31,002 or 8% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

j	Amount represents Index Value.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

€	Euro.

¥	Japanese Yen.

NZD$	New Zealand Dollar.

The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis
Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Kenneth O’Donnell, CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Seeks to provide current income while maintaining liquidity and a stable share price of $1

PRINCIPAL STYLE
CHARACTERISTICS

Very short-term high quality money market instruments

Kenneth O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

Growth in advanced economies resumed during the 2013 fiscal year. Economies responded positively to unprecedented levels of monetary stimulus in the U.S., Europe, the United Kingdom, and Japan. Despite improvements in global growth forecasts, the path to a sustainable recovery in the U.S. continues to be impaired by fiscal challenges and warrants support from monetary policy makers.

Federal Reserve Board Chairman Ben Bernanke publicly acknowledged improvement in economic data during congressional testimony on May 22 and again at a press conference following the Federal Open Market Committee (FOMC) meeting in June, suggesting that a reduction in the rate of quantitative easing purchases might be justified in the near future. These comments proved to be a catalyst for an increase in U.S. Treasury note yields, which had begun the fiscal year at very low levels and climbed in the aftermath. Bond yields rise as their prices fall. The increase in intermediate interest rates translated into higher mortgage borrowing costs with negative implications for the nascent recovery in the housing sector. The magnitude of the market reaction was enough for the Fed to reconsider the timing of its taper path at the FOMC meeting in September, as economic data softened. The delay in the timing of the policy shift resulted in a partial retracing of the sell-off later in the fiscal year. Markets currently imply that the Fed will begin to reduce the rate of purchases in the first quarter of 2014.

Money market yields remained anchored to a near-zero interest rate policy, which we believe is unlikely to increase in the current environment. Given complications in unwinding non-traditional policy stimulus measures, we believe the target federal funds rate will likely remain fixed through 2014.

PERFORMANCE

Despite the low interest rate environment, Harbor Money Market Fund provided competitive returns. For the 12 months ended October 31, 2013, the Fund returned 0.09% (Institutional and Administrative Classes). This matches the 0.09% return of the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

The duration of the portfolio was maintained below the regulatory maximum of 60 days throughout the fiscal period.

OUTLOOK AND STRATEGY

Looking ahead, we expect the U.S. to continue to grow at a below-trend rate of 2% to 2.5%. Fiscal challenges are expected to diminish in the short term but depend largely on the development of a successful legislative compromise in the coming weeks. In our view, a decline in the level of uncertainty related to tax and health care policy is required to stimulate private investment and achieve above-trend levels of growth. In the near term, steady improvement in financial and housing markets should continue to support elevated levels of consumption.

Market conditions are likely to change only marginally in the coming months as the Fed embarks on a reduction in the rate of its balance sheet purchases. Eventually policy accommodation will need to be removed and excess reserves will need to be drained from the banking system.

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP ISSUERS (% of net assets)
Federal Home Loan Bank	56.8%
Federal Home Loan Mortgage Corp.	25.8%
U.S. Treasury	10.8%
Federal National Mortgage Association	10.5%

We believe that the most likely path would begin with an increase in interest paid on bank reserves, followed by an increase in the target federal funds rate. We expect that, given the complexity of the policy shift, there will be ample time to alter the Fund’s duration prior to an increase in short-term interest rates.

The Fund has maintained a very conservative investment strategy, limiting investments to U.S. Treasury and agency obligations, while complying with the regulatory framework governing money market funds. (Money market funds are regulated by Rule 2a-7 of the Investment Company Act of 1940.)

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015

Cusip	411511405

Ticker	HARXX

Inception Date	12/29/1987

Net Expense Ratio	0.00%[a]

Total Net Assets (000s)	$137,042

ADMINISTRATIVE CLASS

Fund #	2215

Cusip	411511660

Ticker	HRMXX

Inception Date	11/01/2002

Net Expense Ratio	0.00%[a]

Total Net Assets (000s)	$376

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Yield to Maturity	0.04%	0.04%

Weighted Average Maturity	0.13 years	0.15 years

Weighted Average Duration	0.13 years	0.15 years

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 11/1/2003 through 10/31/2013

Total Returns For the periods ended 10/31/2013
Harbor Money Market Fund
Institutional Class	0.09%	0.17%	1.70%	12/29/1987	$11,835
Administrative Class	0.09%	0.15%	1.56%	11/01/2002	$11,669
Comparative Index
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.09%	0.14%	1.69%	—	$11,827
Current 7-day subsidized[c] SEC yield for period ended 10/31/2013:	Institutional Class: 0.05%			Administrative Class: 0.05%
Current 7-day unsubsidized[d] SEC yield for period ended 10/31/2013:	Institutional Class: -0.26%			Administrative Class: -0.51%

Performance data shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than past performance data shown. Investment return and yield will vary. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

a	Reflects a contractual fee waiver and expense cap in effect through February 28, 2014, as well as a voluntary fee waiver that may be discontinued at any time.

b	Annualized.

c	Reflects reimbursements or waivers currently in effect.

d	Does not reflect reimbursements or waivers currently in effect.

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—October 31, 2013

Total Investments (% of net assets)

(Excludes net cash of -3.9%)

TREASURY DEBT—10.8%
Principal Amount (000s)		Value (000s)

	U.S. Treasury Bills
$2,500	0.010%—12/19/2013	$2,500
8,000	0.034%—11/14/2013	8,000
900	0.039%—11/29/2013	900
3,400	0.045%—12/05/2013	3,400

TOTAL TREASURY DEBT (Cost $14,800)		14,800

GOVERNMENT AGENCY DEBT—93.1%
	Federal Home Loan Bank Discount Notes
2,063	0.030%—11/01/2013-11/29/2013	2,063
5,000	0.035%—01/15/2014	5,000
17,515	0.040%—11/22/2013-01/17/2014	17,514
6,015	0.047%—12/04/2013	6,015
12,700	0.049%—01/02/2014	12,699
12,368	0.050%—11/27/2013-12/12/2013	12,367
12,380	0.055%—12/27/2013	12,379
6,800	0.061%—12/13/2013	6,799
2,550	0.065%—01/31/2014	2,549
700	0.140%—12/06/2013	700

		78,085

Principal Amount (000s)		Value (000s)

	Federal Home Loan Mortgage Corp. Discount Notes
$6,932	0.040%—12/26/2013-01/21/2014	$6,931
250	0.050%—01/06/2014	250
2,000	0.060%—11/04/2013-01/14/2014	2,000
1,145	0.065%—03/11/2014	1,145
2,125	0.067%—02/11/2014	2,125
2,928	0.069%—11/18/2013	2,928
7,893	0.070%—12/03/2013-01/02/2014	7,892
3,500	0.075%—11/12/2013	3,500
950	0.100%—11/26/2013	950
7,700	0.130%—11/05/2013	7,700

		35,421

	Federal National Mortgage Association Discount Notes
357	0.040%—12/11/2013	357
4,000	0.050%—02/26/2014	3,999
399	0.060%—02/03/2014	399
3,600	0.070%—12/17/2013-02/12/2014	3,600
2,000	0.080%—11/13/2013	2,000
3,400	0.086%—11/06/2013	3,400
700	0.140%—11/01/2013	700

		14,455

TOTAL GOVERNMENT AGENCY DEBT (Cost $127,961)		127,961

TOTAL INVESTMENTS—103.9% (Cost $142,761)[1]		142,761

CASH AND OTHER ASSETS, LESS LIABILITIES—(3.9)%		(5,343)

TOTAL NET ASSETS—100.0%		$137,418

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2013 (as disclosed in the preceding Portfolios of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2013

(All amounts in thousands, except per share amounts)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$250,891	$18,258	$1,890,534	$7,674,378	$471,496	$142,761
Investments, at value	$260,732	$16,826	$1,864,442	$7,046,351	$464,571	$142,761
Repurchase agreements	7,050	563	98,327	753,000	267	—
Cash-restricted	—	—	—	11,431	657	—
Cash	1	—	11,753	—	—	20
Foreign currency, at value (cost: $0, $16, $0, $3,023, $198, $0)	—	16	—	2,984	196	—
Receivables for:
Investments sold	2,197	975	22,367	477,472	29,888	—
Foreign currency spot contracts	—	2	—	—	—	—
Capital shares sold	322	1	1,144	4,451	287	29
Dividends	—	—	—	108	—	—
Interest	2,196	293	29,021	31,058	1,402	—
Unrealized appreciation on open forward currency contracts	—	8	—	8,730	213	—
Unrealized appreciation on OTC swap agreements	—	—	—	5,887	582	—
Swap premiums paid	—	—	—	9,616	256	—
Variation margin on futures contracts	—	—	—	701	14	—
Variation margin on exchange cleared swap agreements	—	—	—	774	41	—
Options	—	—	—	555	8	—
Withholding tax	—	1	—	—	—	—
Prepaid registration fees	1	—	21	14	20	10
Other assets	1	16	27	107	4	11
Total Assets	272,500	18,701	2,027,102	8,353,239	498,406	142,831
LIABILITIES
Payables for:
Due to broker	—	—	—	11,767	—	—
Due to custodian	—	—	—	11	10	—
Investments purchased	1,916	170	21,739	1,522,207	21,363	—
Foreign currency spot contracts	—	—	—	—	6	—
Capital shares reacquired	253	—	4,038	11,034	441	5,361
Investments sold short, at value (proceeds: $0, $0, $0, $17,515, $0, $0)	—	—	—	17,527	—	—
Written options, at value (premiums received: $0, $0, $0, $6,826, $678, $0)	—	—	—	2,936	282	—
Unrealized depreciation on OTC swap agreements	—	—	—	7,867	1,288	—
Sale-buyback financing transactions	—	—	—	—	66,054	—
Variation margin on futures contracts	—	—	—	259	4	—
Unrealized depreciation on open forward currency contracts	—	10	—	11,218	486	—
Accrued expenses:
Management fees	147	14	946	2,659	167	25
12b-1 fees	—	—	25	30	1	—
Transfer agent fees	13	1	105	319	19	7
Trustees’ fees and expenses	1	—	13	48	3	1
Other	40	11	109	421	51	19
Total Liabilities	2,370	206	26,975	1,588,303	90,175	5,413
NET ASSETS	$270,130	$18,495	$2,000,127	$6,764,936	$408,231	$137,418
Net Assets Consist of:
Paid-in capital	$250,751	$19,713	$1,864,001	$6,649,301	$414,059	$137,383
Accumulated undistributed net investment income/(loss)	(25)	58	17,581	78,444	604	35
Accumulated net realized gain/(loss)	2,513	(404)	46,310	(142,449)	614	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	16,891	(870)	72,235	124,920	(6,663)	—
Unrealized appreciation/(depreciation) of other financial instruments	—	(2)	—	54,720	(383)	—
	$270,130	$18,495	$2,000,127	$6,764,936	$408,231	$137,418
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$267,251	$18,238	$1,880,044	$6,626,361	$404,689	$137,042
Shares of beneficial interest[1]	24,401	1,912	167,947	542,079	38,878	137,042
Net asset value per share[2]	$10.95	$9.54	$11.19	$12.22	$10.41	$1.00
Administrative Class
Net assets	$427	$257	$5,519	$138,575	$3,542	$376
Shares of beneficial interest[1]	39	27	492	11,333	340	376
Net asset value per share[2]	$10.94	$9.54	$11.21	$12.23	$10.41	$1.00
Investor Class
Net assets	$2,452		$114,564
Shares of beneficial interest[1]	224	N/A	10,224	N/A	N/A	N/A
Net asset value per share[2]	$10.94		$11.21

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2013

(All amounts in thousands)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$4,894	$1,002	$141,279	$217,685	$7,400	$126
Consent fee income	1	—	1,074	—	—	—
Dividends	—	—	—	906	—	—
Foreign taxes withheld	—	(3)	—	—	—	—
Total Investment Income	4,895	999	142,353	218,591	7,400	126
Operating Expenses
Management fees	1,219	163	13,786	36,214	2,316	293
12b-1 fees:
Administrative Class	1	1	18	392	11	1
Investor Class	6	—	347	—	—	—
Shareholder communications	53	5	156	444	92	1
Custodian fees	32	89	130	777	91	25
Transfer agent fees:
Institutional Class	111	11	1,291	4,433	287	88
Administrative Class	—	—	4	94	3	—
Investor Class	4	—	250	—	—	—
Professional fees	2	—	34	55	4	3
Trustees’ fees and expenses	3	1	48	142	10	3
Registration fees	53	33	64	71	56	39
Miscellaneous	8	5	25	64	10	6
Expenses before interest expense	1,492	308	16,153	42,686	2,880	459
Interest expense/(credit)	—	—	—	(63)	96	—
Total expenses	1,492	308	16,153	42,623	2,976	459
Management fees waived	—	—	(919)	(1,636)	—	(293)
Transfer agent fees waived	(7)	(1)	(95)	(314)	(20)	(6)
Other expenses reimbursed	—	(118)	—	—	—	(160)
Custodial expense reductions	—	—	—	(1)	—	—
Net expenses	1,485	189	15,139	40,672	2,956	—
Net Investment Income/(Loss)	3,410	810	127,214	177,919	4,444	126
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	4,560	(715)	47,272	(9,735)	474	—
Foreign currency transactions	—	32	—	3,453	752	—
Investments sold short	—	—	—	(238)	6	—
Swap agreements	—	—	—	13,665	(772)	—
Futures contracts	—	—	—	(16,402)	(583)	—
Written options	—	—	—	11,999	785	—
Change in net unrealized appreciation/(depreciation) on:
Investments	13,710	(1,067)	(37,154)	(264,355)	(40,106)	—
Forward currency contracts	—	(10)	—	2,251	(145)	—
Investments sold short	—	—	—	246	—	—
Swap agreements	—	—	—	47,014	(848)	—
Futures contracts	—	—	—	17,815	436	—
Written options	—	—	—	(1,889)	305	—
Translations of assets and liabilities in foreign currencies	—	(1)	—	652	(7)	—
Net gain/(loss) on investment transactions	18,270	(1,761)	10,118	(195,524)	(39,703)	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$21,680	$(951)	$137,332	$(17,605)	$(35,259)	$126

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Convertible Securities Fund		Harbor Emerging Markets Debt Fund
	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$3,410	$2,281	$810	$369
Net realized gain/(loss) on investments	4,560	(1,479)	(683)	(46)
Net unrealized appreciation/(depreciation) of investments	13,710	6,031	(1,078)	430
Net increase/(decrease) in assets resulting from operations	21,680	6,833	(951)	753
Distributions to Shareholders
Net investment income:
Institutional Class	(3,622)	(2,227)	(481)	(210)
Administrative Class	(6)	(6)	(6)	(7)
Investor Class	(42)	(26)	—	—
Net realized gain on investments:
Institutional Class	—	—	(55)	(33)
Administrative Class	—	—	(1)	(1)
Investor Class	—	—	—	—
Total distributions to shareholders	(3,670)	(2,259)	(543)	(251)
Net Increase/(Decrease) Derived from Capital Share Transactions	135,897	36,176	10,959	2,406
Net increase/(decrease) in net assets	153,907	40,750	9,465	2,908
Net Assets
Beginning of period	116,223	75,473	9,030	6,122
End of period*	$270,130	$116,223	$18,495	$9,030
* Includes accumulated undistributed net investment income/(loss) of:	$(25)	$235	$58	$44

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012

$127,214	$127,426	$177,919	$219,342	$4,444	$6,894	$126	$107
47,272	6,093	2,742	314,639	662	10,431	—	—
(37,154)	69,294	(198,266)	147,405	(40,365)	24,867	—	—
137,332	202,813	(17,605)	681,386	(35,259)	42,192	126	107

(121,927)	(112,933)	(177,049)	(159,759)	(7,734)	(10,478)	(125)	(107)
(390)	(466)	(3,356)	(3,203)	(65)	(88)	(1)	—
(7,361)	(7,972)	—	—	—	—	—	—

(4,723)	(18,574)	(300,528)	(14,161)	(9,261)	(21,078)	—	—
(20)	(87)	(6,414)	(328)	(90)	(197)	—	—
(329)	(1,524)	—	—	—	—	—	—
(134,750)	(141,556)	(487,347)	(177,451)	(17,150)	(31,841)	(126)	(107)
(339,381)	567,624	(643,857)	(138,077)	(51,904)	78,292	3,779	2,476
(336,799)	628,881	(1,148,809)	365,858	(104,313)	88,643	3,779	2,476

2,336,926	1,708,045	7,913,745	7,547,887	512,544	423,901	133,639	131,163
$2,000,127	$2,336,926	$6,764,936	$7,913,745	$408,231	$512,544	$137,418	$133,639
$17,581	$22,262	$78,444	$37,325	$604	$4,434	$35	$35

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Convertible Securities Fund		Harbor Emerging Markets Debt Fund
	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$182,848	$52,346	$15,959	$2,740
Net proceeds from redemption fees	4	9	2	—
Reinvested distributions	550	309	533	240
Cost of shares reacquired	(47,813)	(17,807)	(5,542)	(582)
Net increase/(decrease) in net assets	$135,589	$34,857	$10,952	$2,398
Administrative Class
Net proceeds from sale of shares	$80	$50	$—	$—
Net proceeds from redemption fees	—	—	—	—
Reinvested distributions	6	6	7	8
Cost of shares reacquired	(1)	(1)	—	—
Net increase/(decrease) in net assets	$85	$55	$7	$8
Investor Class
Net proceeds from sale of shares	$919	$1,313
Net proceeds from redemption fees	—	—	Not Applicable	Not Applicable
Reinvested distributions	42	26
Cost of shares reacquired	(738)	(75)
Net increase/(decrease) in net assets	$223	$1,264
SHARES
Institutional Class
Shares sold	17,515	5,326	1,574	278
Shares issued due to reinvestment of distributions	53	32	53	25
Shares reacquired	(4,547)	(1,833)	(569)	(59)
Net increase/(decrease) in shares outstanding	13,021	3,525	1,058	244
Beginning of period	11,380	7,855	854	610
End of period	24,401	11,380	1,912	854
Administrative Class
Shares sold	7	5	—	—
Shares issued due to reinvestment of distributions	1	1	1	1
Shares reacquired	—	—	—	—
Net increase/(decrease) in shares outstanding	8	6	1	1
Beginning of period	31	25	26	25
End of period	39	31	27	26
Investor Class
Shares sold	89	133
Shares issued due to reinvestment of distributions	4	3	Not Applicable	Not Applicable
Shares reacquired	(71)	(8)
Net increase/(decrease) in shares outstanding	22	128
Beginning of period	202	74
End of period	224	202

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012

$683,076	$989,125	$1,652,923	$1,689,037	$168,553	$183,368	$591,924	$509,968
227	163	—	—	—	—	—	—
70,101	63,794	458,469	162,380	16,675	30,735	124	106
(1,048,218)	(502,990)	(2,738,854)	(1,970,316)	(236,215)	(137,222)	(588,314)	(507,524)
$(294,814)	$550,092	$(627,462)	$(118,899)	$(50,987)	$76,881	$3,734	$2,550

$1,280	$3,507	$33,493	$34,536	$1,514	$2,629	$111	$361
1	1	—	—	—	—	—	—
378	500	9,579	3,457	154	284	—	—
(5,763)	(2,592)	(59,467)	(57,171)	(2,585)	(1,502)	(66)	(435)
$(4,104)	$1,416	$(16,395)	$(19,178)	$(917)	$1,411	$45	$(74)

$38,777	$65,288	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
15	13
6,847	8,271
(86,102)	(57,456)
$(40,463)	$16,116

61,119	90,572	133,114	134,147	15,508	16,416	591,924	509,968
6,362	5,928	37,023	13,000	1,496	2,853	124	106
(94,394)	(45,837)	(222,664)	(157,219)	(22,106)	(12,233)	(588,314)	(507,524)
(26,913)	50,663	(52,527)	(10,072)	(5,102)	7,036	3,734	2,550
194,860	144,197	594,606	604,678	43,980	36,944	133,308	130,758
167,947	194,860	542,079	594,606	38,878	43,980	137,042	133,308

115	321	2,693	2,741	136	235	111	361
34	47	773	277	14	26	—	—
(515)	(237)	(4,829)	(4,536)	(240)	(136)	(66)	(435)
(366)	131	(1,363)	(1,518)	(90)	125	45	(74)
858	727	12,696	14,214	430	305	331	405
492	858	11,333	12,696	340	430	376	331

3,474	5,969	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
620	769
(7,726)	(5,251)
(3,632)	1,487
13,856	12,369
10,224	13,856

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class
Year Ended October 31,	2013	2012		2011[e]
Net asset value beginning of period	$10.01	$9.49		$10.00
Income from Investment Operations
Net investment income/(loss)	0.20 [a]	0.24	[a]	0.09	[a]
Net realized and unrealized gains/(losses) on investments	0.96	0.52		(0.54)
Total from investment operations	1.16	0.76		(0.45)
Less Distributions
Dividends from net investment income	(0.22)	(0.24)		(0.06)
Distributions from net realized capital gains[1]	—	—		—
Total distributions	(0.22)	(0.24)		(0.06)
Proceeds from redemption fees	— *	—	*	—	*
Net asset value end of period	10.95	10.01		9.49
Net assets end of period (000s)	$267,251	$113,898		$74,531
Ratios and Supplemental Data (%)
Total return	11.80%[b]	8.18%[b]		(4.50)%[b,c]
Ratio of total expenses to average net assets[2]	0.79	0.84		1.19	[d]
Ratio of net expenses to average net assets	0.79 [a]	0.83	[a]	0.85	[a,d]
Ratio of net investment income to average net assets	1.82 [a]	2.48	[a]	2.36	[a,d]
Portfolio turnover	45	40		27	[c]

HARBOR EMERGING MARKETS DEBT FUND
	Institutional Class
Year Ended October 31,	2013	2012		2011[e]
Net asset value beginning of period	$10.25	$9.64		$10.00
Income from Investment Operations
Net investment income/(loss)	0.39 [a]	0.46	[a]	0.27	[a]
Net realized and unrealized gains/(losses) on investments	(0.82)	0.49		(0.45)
Total from investment operations	(0.43)	0.95		(0.18)
Less Distributions
Dividends from net investment income	(0.25)	(0.29)		(0.18)
Distributions from net realized capital gains[1]	(0.03)	(0.05)		—
Total distributions	(0.28)	(0.34)		(0.18)
Proceeds from redemption fees	— *	—	*	—
Net asset value end of period	9.54	10.25		9.64
Net assets end of period (000s)	$18,238	$8,760		$5,877
Ratios and Supplemental Data (%)
Total return	(4.24)%[b]	10.11%[b]		(1.74)%[b,c]
Ratio of total expenses to average net assets[2]	1.62	2.33		4.16	[d]
Ratio of net expenses to average net assets	0.98 [a]	1.05	[a]	1.05	[a,d]
Ratio of net investment income to average net assets	4.23 [a]	4.92	[a]	5.72	[a,d]
Portfolio turnover	125	73		58	[c]

See page 76 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class						Investor Class
2013		2012		2011[e]		2013		2012		2011[e]
$10.00		$9.48		$10.00		$10.00		$9.48		$10.00

0.16	[a]	0.22	[a]	0.09	[a]	0.16	[a]	0.20	[a]	0.07	[a]
0.98		0.52		(0.56)		0.97		0.53		(0.54)
1.14		0.74		(0.47)		1.13		0.73		(0.47)

(0.20)		(0.22)		(0.05)		(0.19)		(0.21)		(0.05)
—		—		—		—		—		—
(0.20)		(0.22)		(0.05)		(0.19)		(0.21)		(0.05)
—	*	—	*	—	*	—	*	—	*	—	*
10.94		10.00		9.48		10.94		10.00		9.48
$427		$310		$238		$2,452		$2,015		$704

11.55%[b]		7.93%[b]		(4.70)%[b,c]		11.41%[b]		7.83%[b]		(4.72)%[b,c]
1.04		1.09		1.44	[d]	1.16		1.21		1.56	[d]
1.04	[a]	1.08	[a]	1.10	[a,d]	1.16	[a]	1.20	[a]	1.22	[a,d]
1.61	[a]	2.24	[a]	1.80	[a,d]	1.49	[a]	2.07	[a]	1.98	[a,d]
45		40		27	[c]	45		40		27	[c]

Administrative Class
2013	2012		2011[e]
$10.25	$9.63		$10.00

0.39 [a]	0.46	[a]	0.27	[a]
(0.84)	0.47		(0.47)
(0.45)	0.93		(0.20)

(0.23)	(0.26)		(0.17)
(0.03)	(0.05)		—
(0.26)	(0.31)		(0.17)
— *	—	*	—
9.54	10.25		9.63
$257	$270		$245

(4.49)%[b]	9.95%[b]		(1.95)%[b,c]
1.87	2.58		4.41	[d]
1.23 [a]	1.30	[a]	1.30	[a,d]
3.97 [a]	4.71	[a]	5.45	[a,d]
125	73		58	[c]

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
Year Ended October 31,	2013		2012		2011	2010	2009
Net asset value beginning of period	$11.15		$10.86		$11.23	$10.41	$8.53
Income from Investment Operations
Net investment income/(loss)	0.64	[a]	0.65	[a]	0.71 [a]	0.68 [a]	0.55	[a]
Net realized and unrealized gains/(losses) on investments	0.06		0.40		(0.24)	0.88	1.82
Total from investment operations	0.70		1.05		0.47	1.56	2.37
Less Distributions
Dividends from net investment income	(0.64)		(0.64)		(0.68)	(0.70)	(0.50)
Distributions from net realized capital gains[1]	(0.02)		(0.12)		(0.16)	(0.05)	—
Total distributions	(0.66)		(0.76)		(0.84)	(0.75)	(0.50)
Proceeds from redemption fees	—	*	—	*	— *	0.01	0.01
Net asset value end of period	11.19		11.15		10.86	11.23	10.41
Net assets end of period (000s)	$1,880,044		$2,172,751		$1,565,740	$1,354,531	$465,193
Ratios and Supplemental Data (%)
Total return	6.55%[b]		10.18%[b]		4.49%[b]	15.67%[b]	28.70%[b]
Ratio of total expenses to average net assets[2]	0.68		0.68		0.70	0.72	0.77
Ratio of net expenses to average net assets	0.64	[a]	0.64	[a]	0.65 [a]	0.67 [a]	0.75	[a]
Ratio of net investment income to average net assets	5.56	[a]	6.06	[a]	6.54 [a]	7.01 [a]	7.64	[a]
Portfolio turnover	57		32		47	39	58

HARBOR BOND FUND
	Institutional Class
Year Ended October 31,	2013		2012		2011	2010	2009
Net asset value beginning of period	$13.03		$12.20		$13.18	$12.46	$11.24
Income from Investment Operations
Net investment income/(loss)	0.30	[a]	0.36	[a]	0.34 [a]	0.29 [a]	0.49	[a]
Net realized and unrealized gains/(losses) on investments	(0.30)		0.76		(0.28)	0.99	1.59
Total from investment operations	—	*	1.12		0.06	1.28	2.08
Less Distributions
Dividends from net investment income	(0.30)		(0.27)		(0.43)	(0.38)	(0.44)
Distributions from net realized capital gains[1]	(0.51)		(0.02)		(0.61)	(0.18)	(0.42)
Total distributions	(0.81)		(0.29)		(1.04)	(0.56)	(0.86)
Proceeds from redemption fees	—		—	*	—	—	—
Net asset value end of period	12.22		13.03		12.20	13.18	12.46
Net assets end of period (000s)	$6,626,361		$7,748,277		$7,374,510	$7,996,353	$5,765,886
Ratios and Supplemental Data (%)
Total return	(0.05)%[b]		9.34%[b]		0.63%[b]	10.62%[b]	19.44%[b]
Ratio of total expenses to average net assets[2]	0.56		0.57		0.57	0.59	0.60
Ratio of net expenses to average net assets	0.53	[a]	0.54	[a]	0.53 [a]	0.55 [a]	0.57	[a]
Ratio of net expenses excluding interest expense to average net assets	0.53	[a]	0.54	[a]	0.53 [a]	0.55 [a]	0.57	[a]
Ratio of net investment income to average net assets	2.36	[a]	2.88	[a]	2.73 [a]	2.34 [a]	4.34	[a]
Portfolio turnover	446		473		666	675	574

See page 76 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class							Investor Class
2013	2012		2011	2010	2009		2013		2012		2011	2010	2009
$11.16	$10.87		$11.23	$10.41	$8.53		$11.16		$10.87		$11.23	$10.40	$8.53

0.70 [a]	0.62	[a]	0.70 [a]	0.69 [a]	0.61	[a]	0.66	[a]	0.61	[a]	0.69 [a]	0.72 [a]	0.57	[a]
(0.02)	0.40		(0.25)	0.84	1.74		0.01		0.40		(0.25)	0.80	1.76
0.68	1.02		0.45	1.53	2.35		0.67		1.01		0.44	1.52	2.33

(0.61)	(0.61)		(0.65)	(0.67)	(0.48)		(0.60)		(0.60)		(0.64)	(0.65)	(0.47)
(0.02)	(0.12)		(0.16)	(0.05)	—		(0.02)		(0.12)		(0.16)	(0.05)	—
(0.63)	(0.73)		(0.81)	(0.72)	(0.48)		(0.62)		(0.72)		(0.80)	(0.70)	(0.47)
— *	—	*	— *	0.01	0.01		—	*	—	*	— *	0.01	0.01
11.21	11.16		10.87	11.23	10.41		11.21		11.16		10.87	11.23	10.40
$5,519	$9,571		$7,906	$7,559	$4,784		$114,564		$154,604		$134,399	$135,068	$120,116

6.33%[b]	9.90%[b]		4.31%[b]	15.32%[b]	28.41%[b]		6.22%[b]		9.77%[b]		4.18%[b]	15.25%[b]	28.21%[b]
0.93	0.93		0.95	0.97	1.02		1.05		1.05		1.07	1.09	1.13
0.89 [a]	0.89	[a]	0.90 [a]	0.92 [a]	1.00	[a]	1.01	[a]	1.01	[a]	1.02 [a]	1.04 [a]	1.12	[a]
5.32 [a]	5.81	[a]	6.29 [a]	6.84 [a]	7.32	[a]	5.19	[a]	5.71	[a]	6.17 [a]	6.77 [a]	7.24	[a]
57	32		47	39	58		57		32		47	39	58

Administrative Class
2013	2012		2011	2010		2009
$13.03	$12.20		$13.18	$12.45		$11.23

0.27 [a]	0.34	[a]	0.31 [a]	0.26	[a]	0.46	[a]
(0.29)	0.75		(0.29)	0.99		1.60
(0.02)	1.09		0.02	1.25		2.06

(0.27)	(0.24)		(0.39)	(0.34)		(0.42)
(0.51)	(0.02)		(0.61)	(0.18)		(0.42)
(0.78)	(0.26)		(1.00)	(0.52)		(0.84)
—	—	*	—	—		—
12.23	13.03		12.20	13.18		12.45
$138,575	$165,468		$173,377	$200,320		$139,935

(0.23)%[b]	9.06%[b]		0.37%[b]	10.32%[b]		19.18%[b]
0.81	0.82		0.82	0.84		0.85
0.78 [a]	0.79	[a]	0.78 [a]	0.80	[a]	0.82	[a]
0.78 [a]	0.79	[a]	0.78 [a]	0.80	[a]	0.82	[a]
2.11 [a]	2.64	[a]	2.47 [a]	2.09	[a]	4.08	[a]
446	473		666	675		574

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
Year Ended October 31,	2013		2012		2011		2010		2009
Net asset value beginning of period	$11.54		$11.38		$11.21		$10.28		$9.02
Income from Investment Operations
Net investment income/(loss)	0.10	[a]	0.14	[a]	0.26	[a]	0.18	[a]	0.24	[a]
Net realized and unrealized gains/(losses) on investments	(0.84)		0.84		0.40		1.04		1.57
Total from investment operations	(0.74)		0.98		0.66		1.22		1.81
Less Distributions
Dividends from net investment income	(0.18)		(0.26)		(0.17)		(0.29)		(0.16)
Distributions from net realized capital gains[1]	(0.21)		(0.56)		(0.32)		—		(0.39)
Total distributions	(0.39)		(0.82)		(0.49)		(0.29)		(0.55)
Net asset value end of period	10.41		11.54		11.38		11.21		10.28
Net assets end of period (000s)	$404,689		$507,576		$420,429		$297,858		$181,592
Ratios and Supplemental Data (%)
Total return	(6.67)%[b]		9.19%[b]		6.38%[b]		12.11%[b]		20.73%[b]
Ratio of total expenses to average net assets[2]	0.61		0.62		0.61		0.66		0.74
Ratio of net expenses to average net assets	0.61	[a]	0.62	[a]	0.60	[a]	0.60	[a]	0.60	[a]
Ratio of net expenses excluding interest expense to average net assets	0.59	[a]	0.59	[a]	0.60	[a]	0.60	[a]	0.60	[a]
Ratio of net investment income to average net assets	0.92	[a]	1.43	[a]	2.68	[a]	1.86	[a]	3.21	[a]
Portfolio turnover	285		287		340		309		496

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31,	2013		2012		2011		2010		2009
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations
Net investment income/(loss)	—	*[a]	—	*[a]	—	*[a]	—	*[a]	—	*[a]
Net realized and unrealized gains/(losses) on investments	—		—		—		—		—
Total from investment operations	—	*	—	*	—	*	—	*	—	*
Less Distributions
Dividends from net investment income	—	*	—	*	—	*	—	*	—	*
Distributions from net realized capital gains[1]	—		—		—		—		—
Total distributions	—	*	—	*	—	*	—	*	—	*
Net asset value end of period	1.00		1.00		1.00		1.00		1.00
Net assets end of period (000s)	$137,042		$133,308		$130,758		$147,116		$186,909
Ratios and Supplemental Data (%)
Total return	0.09%[b]		0.08%[b]		0.11%[b]		0.18%[b]		0.39%[b]
Ratio of total expenses to average net assets[2]	0.31		0.33		0.33		0.34		0.39
Ratio of net expenses to average net assets	—	[a]	—	[a]	—	[a]	0.01	[a]	0.21	[a]
Ratio of net investment income to average net assets	0.09	[a]	0.08	[a]	0.11	[a]	0.17	[a]	0.41	[a]

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period May 1, 2011 (inception) through October 31, 2011.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2013		2012		2011		2010		2009
$11.55		$11.40		$11.23		$10.29		$9.02

0.06	[a]	0.10	[a]	0.09	[a]	(0.02)[a]		0.25	[a]
(0.84)		0.85		0.55		1.21		1.54
(0.78)		0.95		0.64		1.19		1.79

(0.15)		(0.24)		(0.15)		(0.25)		(0.13)
(0.21)		(0.56)		(0.32)		—		(0.39)
(0.36)		(0.80)		(0.47)		(0.25)		(0.52)
10.41		11.55		11.40		11.23		10.29
$3,542		$4,968		$3,472		$1,425		$552

(6.94)%[b]		8.88%[b]		6.12%[b]		11.77%[b]		20.52%[b]
0.86		0.87		0.87		0.91		0.99
0.86	[a]	0.87	[a]	0.85	[a]	0.85	[a]	0.86	[a]
0.84	[a]	0.84	[a]	0.85	[a]	0.85	[a]	0.86	[a]
0.69	[a]	1.18	[a]	2.26	[a]	1.59	[a]	2.40	[a]
285		287		340		309		496

Administrative Class
2013		2012		2011		2010		2009
$1.00		$1.00		$1.00		$1.00		$1.00

—	*[a]	—	*[a]	—	*[a]	—	*[a]	—	*[a]
—		—		—		—		—
—	*	—	*	—	*	—	*	—	*

—	*	—	*	—	*	—	*	—	*
—		—		—		—		—
—	*	—	*	—	*	—	*	—	*
1.00		1.00		1.00		1.00		1.00
$376		$331		$405		$447		$413

0.09%[b]		0.08%[b]		0.11%[b]		0.18%[b]		0.31%[b]
0.56		0.58		0.59		0.59		0.43
—	[a]	—	[a]	—	[a]	0.01	[a]	0.25	[a]
0.09	[a]	0.08	[a]	0.11	[a]	0.18	[a]	0.14	[a]

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2013

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts and exchange cleared swap agreements) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on the national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about

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cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by each Fund other than Harbor Money Market Fund are also valued at amortized cost, which approximates fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as

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Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the year, Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from agents it acquires direct rights against the borrower on the loan.

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Harbor High-Yield Bond Fund has also entered into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Harbor High-Yield Bond Fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations.

As of October 31, 2013, Harbor High-Yield Bond Fund had $16,500 in unfunded loan commitments outstanding.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the year, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the year, Harbor Bond Fund and Harbor Real Return Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the year, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

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Forward Commitments and When-Issued Securities

During the year, Harbor Bond Fund and Harbor Real Return Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

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Sale-Buybacks

A “sale-buyback” transaction consists of a sale of a security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the year, Harbor Bond Fund and Harbor Real Return Fund entered into such financing transactions referred to as sale-buybacks.

The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.

The average amount of borrowings outstanding during the year ended October 31, 2013 was $41,419 at a weighted average interest rate of -0.153% for the Harbor Bond Fund and $48,582 at a weighted average interest rate of 0.198% for the Harbor Real Return Fund.

Short Sales

During the period, Harbor Bond Fund and Harbor Real Return Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the year, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse

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price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Straddle Options

A straddle is an investment strategy that uses combinations of options to allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. During the year, Harbor Real Return Fund used straddle options as part of their investment strategy. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date.

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Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the fair value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the year, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned, and the value of interest rate swaps held.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the year, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2013 for Harbor Bond Fund is $424,076.

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NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the year, Harbor Real Return Fund used total return swap agreements to gain or, mitigate exposure to underlying reference assets, securities, or indices.

Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.

Structured Notes

Structured notes are hybrid securities that combine a debt obligation with an embedded derivative component. The derivative component is linked to changes in the value of an underlying reference asset or index so as to modify the return characteristics of the debt obligation. During the year, Harbor Emerging Markets Debt Fund invested in structured notes to obtain a customized exposure and return structure that was not otherwise available.

Fluctuations in the value of structured notes are recorded as unrealized gains and losses. Net payments are recorded as net realized gains and losses. At maturity, or when the note is sold, the Fund records a realized gain or loss. Structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying reference asset or index. These notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of a decline in the value of the underlying reference asset or index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex or more traditional debt securities. These notes are subject to prepayment, credit and interest rate risks similar to those of conventional fixed income securities.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the year, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2010–2012), including all positions expected to be taken upon filing the 2013 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

New Accounting Pronouncement

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, clarified ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements, or (2) subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. Management is currently evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2013 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Convertible Securities Fund	$—	$226,528	$—	$95,272
Harbor Emerging Markets Debt Fund	—	31,982	—	21,585
Harbor High-Yield Bond Fund	13,656	1,710,919	33,170	2,039,919
Harbor Bond Fund	36,697,545	1,686,263	36,605,454	2,851,927
Harbor Real Return Fund	1,504,828	12,854	1,532,579	48,255

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS —Continued

Written Options

Transactions in written options for the year ended October 31, 2013 are summarized as follows:

HARBOR BOND FUND
	Written Options		Written Options		Written Options
	Swap Options - U.S.		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	1,425,600,000	$7,701	—	$—	—	$—
Options opened	5,063,600,000	15,858	1,596	679	562	197
Options closed	(2,515,700,000)	(8,184)	(97)	(39)	—	—
Options exercised	(842,300,000)	(3,138)	(713)	(207)	—	—
Options expired	(1,503,400,000)	(5,683)	(616)	(358)	—	—

Open at 10/31/2013	1,627,800,000	$6,554	170	$75	562	$197

HARBOR REAL RETURN FUND
	Written Options		Written Options		Written Options
	Swap Options - U.S.		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	123,300,000	$882	—	$—	—	$—
Options opened	804,800,000	1,565	64	27	24	8
Options closed	(226,100,000)	(1,036)	(7)	(3)	—	—
Options exercised	(57,100,000)	(285)	(32)	(16)	—	—
Options expired	(508,900,000)	(456)	(25)	(8)	—	—

Open at 10/31/2013	136,000,000	$670	—	$—	24	$8

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Effective July 1, 2013, Harbor Capital underwent a change in control when Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) sold 90% plus one share of the outstanding shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate
Harbor Convertible Securities Fund	0.65%		0.65%
Harbor Emerging Markets Debt Fund	0.85		0.85
Harbor High-Yield Bond Fund	0.60	[a]	0.56
Harbor Bond Fund	0.48	[b]	0.46
Harbor Real Return Fund	0.48		0.48
Harbor Money Market Fund	0.20	[c]	0.00

a	The Adviser has contractually agreed to reduce the management fee to 0.56% through February 28, 2014.

b	The Adviser has contractually agreed to reduce the management fee to 0.455% on assets greater than $1 billion through February 28, 2014.

c	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2014.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Effective March 1, 2013, Harbor Capital has entered into a contractual expense limitation agreement with Harbor Emerging Markets Debt Fund limiting the total expenses for the Fund to 0.95% and 1.20% for the Institutional Class and Administrative Class, respectively. From November 1, 2012 through February 28, 2013, the total expenses were contractually limited to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Money Market Fund limiting the total expenses for the Fund to 0.28% for the Institutional Class and 0.53% for the Administrative Class. The contractual expense limitations are effective through February 28, 2014 for Harbor Emerging Markets Debt Fund and Harbor Money Market Fund. Since December 9, 2009, Harbor Capital has voluntarily reimbursed all expenses of the Harbor Money Market Fund resulting in actual expense ratios for the year ended October 31, 2013 of 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note below.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2013. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On October 31, 2013, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Convertible Securities Fund	502,693	26,219	26,158	555,070	2.3%
Harbor Emerging Markets Debt Fund	551,687	26,984	—	578,671	29.8
Harbor High-Yield Bond Fund	41,111	4	12	41,127	0.0
Harbor Bond Fund	23,138	3	—	23,141	0.0
Harbor Real Return Fund	9,225	4	—	9,229	0.0
Harbor Money Market Fund	62,329,965	25,175	—	62,355,140	45.4

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $175 for the year ended October 31, 2013.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Redemption Fee

Effective March 1, 2013, a 1% redemption fee is charged on shares of Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund and Harbor High-Yield Bond Fund that are redeemed within 90 days from their date of purchase. Prior to March 1, 2013 a 1% redemption fee was charged on shares of Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund that were redeemed within 9 months from their date of purchase and a 2% redemption fee was charged on shares of Harbor Emerging Markets Debt Fund that were redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2013 redemption fee proceeds are as follows:

Amount
Harbor Convertible Securities Fund	$4
Harbor Emerging Markets Debt Fund	2
Harbor High-Yield Bond Fund	243

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of swap agreement transactions, use of equilization and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2013 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Convertible Securities Fund	$—	$—	$—
Harbor Emerging Markets Debt Fund	(309)	309	—
Harbor High-Yield Bond Fund	(2,217)	(822)	3,039
Harbor Bond Fund	43,605	(43,605)	—
Harbor Real Return Fund	(475)	418	57
Harbor Money Market Fund	—	—	—

The tax composition of each Fund’s distributions is as follows:

	As of October 31, 2013			As of October 31, 2012
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Convertible Securities Fund	$3,670	$—	$3,670	$2,260	$—	$2,260
Harbor Emerging Markets Debt Fund	543	—	543	250	—	250
Harbor High-Yield Bond Fund	129,678	5,072	134,750	121,371	20,185	141,556
Harbor Bond Fund	413,630	73,717	487,347	162,961	14,490	177,451
Harbor Real Return Fund	11,269	5,881	17,150	28,318	3,525	31,843
Harbor Money Market Fund	126	—	126	107	—	107

As of October 31, 2013, the components of each Fund’s distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor Convertible Securities Fund	$1,564	$2,585	$16,818
Harbor Emerging Markets Debt Fund	61	—	(952)
Harbor High-Yield Bond Fund	20,397	43,586	72,163
Harbor Bond Fund	71,743	—	182,520
Harbor Real Return Fund	12,590	3,107	(21,548)
Harbor Money Market Fund	36	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2013, the Funds in the following table had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards:
	Short-Term	Long-Term	Total
Harbor Emerging Markets Debt Fund	$278	$47	$325
Harbor Bond Fund	70,711	—	70,711

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2013 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Convertible Securities Fund	$250,964	$17,946	$(1,128)	$16,818
Harbor Emerging Markets Debt Fund*	18,337	128	(1,076)	(948)
Harbor High-Yield Bond Fund	1,890,606	79,327	(7,164)	72,163
Harbor Bond Fund*	7,678,112	178,686	(57,447)	121,239
Harbor Real Return Fund	486,317	4,046	(25,525)	(21,479)
Harbor Money Market Fund	142,761	—	—	—

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative type in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments outstanding as of the year ended October 31, 2013 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At October 31, 2013, the fair values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR EMERGING MARKETS DEBT FUND
Statement of Assets and Liabilities Caption				Foreign Exchange Contracts
Assets
Unrealized appreciation on open forward currency contracts				$8

Liabilities
Unrealized depreciation on open forward currency contracts				$(10)

HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Unrealized appreciation on open forward currency contracts	$—	$8,730	$—	$8,730
Unrealized appreciation on OTC swap agreements[b]	2,839	—	3,048	5,887
Variation margin on exchange cleared swap agreements[a,b]	39,635	—	2,839	42,474
Variation margin on futures contracts[a]	21,646	—	—	21,646

Liabilities
Unrealized depreciation on open forward currency contracts	$—	$(11,218)	$—	$(11,218)
Unrealized depreciation on OTC swap agreements[b]	(1,192)	—	(6,675)	(7,867)
Variation margin on exchange cleared swap agreements[a,b]	(8,303)	—	—	(8,303)
Variation margin on futures contracts[a]	(519)	—	—	(519)
Written options, at value	(2,680)	(200)	(56)	(2,936)

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Investments, at value (purchased options)	$61	$—	$—	$61
Unrealized appreciation on open forward currency contracts	—	213	—	213
Unrealized appreciation on OTC swap agreements[b]	582	—	—	582
Variation margin on exchange cleared swap agreements[a,b]	344	—	—	344
Variation margin on futures contracts[a]	532	—	—	532

Liabilities
Unrealized depreciation on open forward currency contracts	$—	$(486)	$—	$(486)
Unrealized depreciation on OTC swap agreements[b]	(1,192)	—	(96)	(1,288)
Variation margin on exchange cleared swap agreements[a,b]	(606)	—	—	(606)
Variation margin on futures contracts[a]	(70)	—	—	(70)
Written options, at value	(274)	(8)	—	(282)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

b	Net of premiums paid of $9,616 and $256 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives by primary risk exposure for the year ended October 31, 2013, were:

HARBOR EMERGING MARKETS DEBT FUND
Net Realized Gain/(Loss) on Derivatives				Foreign Exchange Contracts
Forward currency contracts				$47

Change in Unrealized Appreciation/(Depreciation) on Derivatives				Foreign Exchange Contracts
Forward currency contracts				$(10)

HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$3,235	$—	$3,235
Futures contracts	(16,402)	—	—	(16,402)
Written options	11,358	641	—	11,999
Swap agreements	(2,364)	—	16,029	13,665

Net realized gain/(loss) on derivatives	$(7,408)	$3,876	$16,029	$12,497

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$2,251	$—	$2,251
Futures contracts	17,815	—	—	17,815
Written options	(1,947)	—	58	(1,889)
Swap agreements	60,989	—	(13,975)	47,014

Change in unrealized appreciation/(depreciation) on derivatives	$76,857	$2,251	$(13,917)	$65,191

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$836	$—	$836
Futures contracts	(583)	—	—	(583)
Investments (purchased options)	(30)	14	—	(16)
Written options	751	34	—	785
Swap agreements	(747)	—	(25)	(772)

Net realized gain/(loss) on derivatives	$(609)	$884	$(25)	$250

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$(145)	$—	$(145)
Futures contracts	436	—	—	436
Investments (purchased options)	27	—	—	27
Written options	305	—	—	305
Swap agreements	(798)	—	(50)	(848)

Change in unrealized appreciation/(depreciation) on derivatives	$(30)	$(145)	$(50)	$(225)

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (six of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund of the Harbor Funds at October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 19, 2013

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2013 through October 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2013)	Ending Account Value (October 31, 2013)
Harbor Convertible Securities Fund
Institutional Class	0.79%
Actual		$4.10	$1,000	$1,058.00
Hypothetical (5% return)		4.02	1,000	1,021.12
Administrative Class	1.04%
Actual		$5.39	$1,000	$1,055.80
Hypothetical (5% return)		5.29	1,000	1,019.83
Investor Class	1.16%
Actual		$6.01	$1,000	$1,056.10
Hypothetical (5% return)		5.90	1,000	1,019.21
Harbor Emerging Markets Debt Fund
Institutional Class	0.98%
Actual		$4.75	$1,000	$923.80
Hypothetical (5% return)		4.99	1,000	1,020.14
Administrative Class	1.23%
Actual		$5.96	$1,000	$922.70
Hypothetical (5% return)		6.26	1,000	1,018.85

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2013)	Ending Account Value (October 31, 2013)
Harbor High-Yield Bond Fund
Institutional Class	0.64%
Actual		$3.25	$1,000	$1,010.00
Hypothetical (5% return)		3.26	1,000	1,021.90
Administrative Class	0.89%
Actual		$4.51	$1,000	$1,009.50
Hypothetical (5% return)		4.53	1,000	1,020.61
Investor Class	1.01%
Actual		$5.11	$1,000	$1,009.70
Hypothetical (5% return)		5.14	1,000	1,019.99
Harbor Bond Fund
Institutional Class	0.53%
Actual		$2.64	$1,000	$976.20
Hypothetical (5% return)		2.70	1,000	1,022.47
Administrative Class	0.78%
Actual		$3.88	$1,000	$975.00
Hypothetical (5% return)		3.97	1,000	1,021.17
Harbor Real Return Fund
Institutional Class	0.59%
Actual		$2.86	$1,000	$925.30
Hypothetical (5% return)		3.01	1,000	1,022.16
Administrative Class	0.84%
Actual		$4.07	$1,000	$924.20
Hypothetical (5% return)		4.28	1,000	1,020.86
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,000.30
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,000.30
Hypothetical (5% return)		0.00	1,000	1,025.21
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Fixed Income Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Funds designated the following capital gain dividends for the year ended October 31, 2013:

Amount (000s)
Harbor High-Yield Bond Fund	$5,846
Harbor Bond Fund	73,721
Harbor Real Return Fund	5,891

For the fiscal year ended October 31, 2013, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2013 will receive a Form 1099-DIV in January 2014 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 31, 2013)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (69) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (62) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (74) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (66) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002); and Director of Tower Development Corporation (cell tower developer) (2009-present).	29	Director of FiberTower Corperation (2002-2011).

Rodger F. Smith (72) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Trustee of Greenwich Associates 401(k) Savings & Retirement Plan (1980-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (67)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
TRUSTEE EMERITUS**
Howard P. Colhoun (78) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	29	None

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (44) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (42) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; and Chief Financial Officer (2007-Present), Harbor Services Group, Inc.

Erik D. Ojala (38) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (since 2010), Harbor Capital Advisors, Inc.

Brian L. Collins (45) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (61) Assistant Secretary	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; and Senior Vice President (2011-Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.

Shanna J. Palmersheim (36) Assistant Secretary	Since 2013	Vice President, Senior Counsel and Senior Compliance Manager (2011-Present), Harbor Capital Advisors, Inc., Vice President and Corporate Attorney (2008-2011), The Northern Trust Company; Assistant Secretary (2011), NT Alpha Strategies Fund/NT Equity Long-Short Strategies Fund (mutual funds); Assistant Secretary (2010-2011) Harding, Loevner Funds, Inc. (mutual funds); Assistant Secretary (2008-2011), Northern Funds/Northern Institutional Funds (mutual funds).

John M. Paral (45) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Glossary—Continued

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI ACWI Ex USA (ND) Index—(All Country World Ex. U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Glossary—Continued

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Glossary—Continued

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary

& AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Shanna J. Palmersheim

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.AR.FI.1013

Annual Report

October 31, 2013

Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Target Retirement Income Fund	HARAX	HARBX	HARCX

Harbor Target Retirement 2010 Fund	HARDX	HAIIX	HARFX

Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX

Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX

Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX

Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX

Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX

Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX

Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX

Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds

ANNUAL REPORT OVERVIEW

The fiscal year ended October 31, 2013. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. Returns for periods less than one year are not annualized. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost.

	Total Return Year Ended October 31, 2013
HARBOR TARGET RETIREMENT FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income	4.49%	4.49%	4.49%
Harbor Target Retirement 2010	5.20	5.30	5.30
Harbor Target Retirement 2015	7.89	7.89	7.89
Harbor Target Retirement 2020	9.43	9.44	9.34
Harbor Target Retirement 2025	11.33	11.33	11.33
Harbor Target Retirement 2030	14.19	14.20	14.20
Harbor Target Retirement 2035	17.43	17.36	17.36
Harbor Target Retirement 2040	20.63	20.62	20.62
Harbor Target Retirement 2045	23.75	23.66	23.66
Harbor Target Retirement 2050	26.12	26.09	26.09

UNDERLYING HARBOR FUNDS PERFORMANCE (INSTITUTIONAL CLASS SHARES)

	Total Return for Year Ended October 31, 2013					Expense Ratios*
EQUITY FUNDS	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Inception Date	Net		Gross
Harbor Capital Appreciation Fund	32.55%	17.40%	8.37%	11.31%	12/29/1987	0.66%[b]		0.68%
Harbor Mid Cap Growth Fund	30.13	16.34	9.08	2.74	11/01/2000	0.85		0.85
Harbor Small Cap Growth Fund	39.90	19.24	8.87	8.30	11/01/2000	0.85		0.85
Harbor Large Cap Value Fund	29.06	12.54	7.33	9.73	12/29/1987	0.68	[c]	0.73
Harbor Mid Cap Value Fund	41.48	20.81	9.13	7.82	03/01/2002	0.95	[c]	0.99
Harbor Small Cap Value Fund	37.91	16.79	9.18	10.68	12/14/2001	0.86		0.86
Harbor International Fund	22.19	13.68	10.64	12.12	12/29/1987	0.77	[b]	0.78
Harbor International Growth Fund	19.09	11.85	6.52	3.59	11/01/1993	0.85	[d]	1.00
Harbor Global Value Fund	33.30	12.77	N/A	-0.56	08/07/2006	0.90	[b,c]	2.26
Harbor Global Growth Fund	36.24	N/A	N/A	26.13	03/01/2009	0.90	[b,c]	1.60

COMMODITY FUNDS
Harbor Commodity Real Return Strategy Fund	-15.76%	5.04%	N/A	-4.04%	09/02/2008	1.00%[c]		1.04%

FIXED INCOME FUNDS
Harbor Unconstrained Bond Fund	1.56%	N/A	N/A	3.53%	04/01/2010	1.07%[c]		1.45%
Harbor High-Yield Bond Fund	6.55	12.80%	7.31%	8.15	12/01/2002	0.64	[b]	0.68
Harbor Bond Fund	-0.05	7.76	5.85	7.72	12/29/1987	0.55	[b]	0.57
Harbor Real Return Fund	-6.67	7.97	N/A	5.21	12/01/2005	0.62		0.62

SHORT-TERM INVESTMENTS
Harbor Money Market Fund	0.09%	0.17%	1.70%	3.67%	12/29/1987	0.28%[b,c]		0.33%
Current 7-day subsidized SEC yield for period ended 10/31/2013: 0.05%
Current 7-day unsubsidized SEC yield for period ended 10/31/2013: -0.26%

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2013
Russell 3000®; entire U.S. stock market	28.99%
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	26.88
Barclays U.S. Aggregate Bond; domestic bonds	-1.08

*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a funds average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the funds current prospectus, as revised and supplemented to date.

a	Annualized.

b	Reflects contractual management fee reduction in effect through February 28, 2014.

c	Contractual limitation on Fund operating expenses in effect through February 28, 2014.

d	From March 1, 2013 to May 20, 2013, the net expense ratio was contractually capped at 0.95%. Effective May 21, 2013, the net expense ratio is capped at 0.85% until May 20, 2014.

1

Harbor Target Retirement Funds

ANNUAL REPORT OVERVIEW—Continued

TARGET ASSET ALLOCATION

Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the chart above. The chart shows the shifting of asset classes over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.

The principal value of the Funds is not guaranteed at any time, including the target retirement date.

INVESTMENT STYLES

The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.

Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS – ACTUAL ALLOCATION AS OF OCTOBER 31, 2013

	Income	2010	2015	2020	2025	2030	2035	2040	2045	2050
Equity & Commodity Funds
Harbor Capital Appreciation Fund	2%	2%	3%	4%	4%	5%	6%	7%	8%	9%
Harbor Mid Cap Growth Fund	1	2	2	2	3	3	4	5	6	6
Harbor Small Cap Growth Fund	1	1	2	2	2	3	3	4	4	5
Harbor Large Cap Value Fund	3	3	5	5	7	8	10	11	12	13
Harbor Mid Cap Value Fund	2	2	3	4	4	5	6	7	8	9
Harbor Small Cap Value Fund	2	2	2	3	3	4	5	5	7	7
Harbor International Fund	5	6	7	8	10	13	15	17	20	22
Harbor International Growth Fund	2	2	3	4	5	5	7	8	9	9
Harbor Global Value Fund	1	1	2	2	2	3	3	4	4	5
Harbor Global Growth Fund	1	1	2	2	2	3	3	4	4	5
Harbor Commodity Real Return Strategy Fund	0	0	2	3	4	5	5	4	4	3
Total Equity & Commodity Funds	20	22	33	39	46	57	67	76	86	93
Fixed Income Funds
Harbor Unconstrained Bond Fund	8	8	7	6	5	4	3	2	1	1
Harbor High-Yield Bond Fund	14	14	14	16	16	14	10	9	6	3
Harbor Bond Fund	37	36	32	31	27	22	18	12	7	3
Harbor Real Return Fund	16	15	10	8	6	3	2	1	0	0
Total Fixed Income Funds	75	73	63	61	54	43	33	24	14	7
Short-Term Investments
Harbor Money Market Fund	5	5	4	0	0	0	0	0	0	0
Total Short-Term Investments	5	5	4	0	0	0	0	0	0	0
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

2

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Domestic and international equities recorded robust gains in fiscal 2013 in an environment of moderate growth, continued support from central banks and modest inflation. Equity markets in the U.S. and developed markets abroad generally registered total returns of better than 20%, while emerging markets posted a gain in the mid-single digits. Many higher-rated bonds ended in negative territory, while speculative-grade issues recorded solid gains. The strong performance by equities proved to be the primary source of positive returns for the Harbor Target Retirement Funds.

Harbor Target Retirement Funds

The Harbor Target Retirement Funds recorded results reflecting the performance of their underlying Harbor funds, with equities the major driver of returns. Returns ranged from 4.49% for Harbor Target Retirement Income Fund, which had about a 20% exposure to equities in its portfolio, to 26.12% for Harbor Target Retirement 2050 Fund, which had an approximately 90% allocation to stocks. (All Harbor returns cited are for each fund’s Institutional Class shares.)

Harbor Large Cap Value Fund and Harbor Capital Appreciation Fund, the two largest components within the domestic equity segment of the Target Retirement portfolios, generated returns of 29.06% and 32.55%, respectively. Harbor Bond Fund, the largest fixed income component, returned -0.05%, while Harbor Unconstrained Bond Fund, a recent addition providing added diversification, returned 1.56%. All four outperformed their respective benchmarks. Harbor International Fund, the largest constituent of the international and global equity segment, returned 22.19% and trailed its benchmark.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2013
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market (entire U.S. stock market)	29.29%	16.14%	8.21%	10.82%
S&P 500 (large cap stocks)	27.18	15.17	7.46	10.95
Russell Midcap® (mid cap stocks)	33.79	19.67	10.35	12.32
Russell 2000® (small cap stocks)	36.28	17.04	9.03	9.72
Russell 3000® Growth	29.16	17.65	7.82	9.87
Russell 3000® Value	28.64	14.12	7.88	11.39

International & Global
MSCI EAFE (ND) (foreign stocks)	26.88%	11.99%	7.71%	9.63%
MSCI World (ND) (global stocks)	25.77	13.34	7.38	9.58
MSCI EM (emerging markets)	6.53	15.39	12.41	N/A

Strategic Markets
Dow Jones-UBS Commodity Total ReturnSM	-12.21%	-0.94%	1.51%	N/A

Fixed Income
BofA Merrill Lynch U.S. High-Yield (high-yield bonds)	8.83%	18.03%	8.75%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	-1.08	6.09	4.78	7.82%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.09	0.14	1.69	4.42

Domestic Equity

The U.S. stock market delivered strong gains in fiscal 2013. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned over 29%, as markets reacted favorably to modest economic growth, continued accommodation from the Federal Reserve, gradually improving economic data, and growth in corporate profits. Small cap stocks outpaced large caps while there was little difference in performance between growth and value stocks.

International Equity

For the fiscal year, international equity markets generally performed well although most international indices trailed the strong equity gains in the U.S. Developed markets outside the U.S. returned 26.88%, as measured by the MSCI EAFE (ND) Index. (All international and global returns are in U.S. dollars.) From a country perspective, companies based in Japan returned 34% and made the largest contribution to MSCI EAFE (ND) performance. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 25.77%, while emerging markets gained less than 7%.

3

Strategic Markets and Fixed Income

Commodity prices declined, due primarily to slowing demand caused by the modest rate of global economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on commodities, had a return of -12.21%.

U.S. Treasury securities and investment-grade corporate bonds struggled following the indication by the Federal Reserve in May that it would consider reducing its bond-buying program sooner than some investors had expected. Interest rates rose in reaction to the Fed’s signal. In mid-December, the Fed announced that the first reduction in its bond-buying program would begin in January 2014. The broad U.S. taxable, investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned -1.08% in the fiscal year, while inflation-indexed U.S. Treasurys returned -6.39%, as measured by the Barclays U.S. TIPS Index. High-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 8.83%. Money market returns remained barely positive as the Fed continued to hold short-term rates between 0% and 0.25%.

A Long-Term View

The end of the year is a time when many investors evaluate their portfolios, investing goals, and risk tolerance. Such evaluations can be very helpful. As noted elsewhere in this letter, Harbor Funds always encourages investors to take a long-term view with all investments.

Following a period like fiscal 2013, in which equity results were generally very strong while returns of many investment-grade bonds were weak or even negative, it can be easy to become overly focused on the short-term results. No one knows with certainty which investments or markets will go up or down in the short-term. A diversified asset allocation consistent with your long-term financial goals and risk tolerance will help investors navigate the ups and downs of the markets over the long-term. Harbor Funds has a range of actively-managed equity, strategic markets and fixed income funds that can be used in a diversified portfolio to help investors achieve their long-term investment goals.

Thank you for your investment in Harbor Funds.

December 19, 2013

David G. Van Hooser

Chairman

4

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Current income and some capital appreciation

MARKET REVIEW

Equity markets posted generous returns in fiscal 2013, while other asset classes struggled. Stocks in the U.S. and developed markets overseas generated gains averaging over 25%, while investment-grade bonds slid into negative territory. Commodity prices, in aggregate, recorded a double-digit decline.

The U.S. stock market, as measured by the Russell 3000® Index, returned 28.99%. Small cap stocks led the advance, followed by mid caps and then large caps. Growth stocks outpaced value within the small cap segment, while among mid cap and large cap stocks there was little difference between growth and value returns. The S&P 500 Index, a measure of the U.S. large cap universe, returned 27.18%. All 10 economic sectors in the S&P 500 Index moved higher, led by Consumer Discretionary, Industrials, Health Care, and Financials, all with gains of more than 30%. Utilities, up about 10%, and Telecommunication Services, up about 13% were the weakest sectors in the index.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, lagged slightly behind the broad U.S. market with a return of 26.88%. (All international and global returns are in U.S. dollars.) Among the larger country components of the index, Japan, France, Switzerland, and Germany all advanced by more than 30%. All 10 economic sectors in the index advanced, led by Consumer Discretionary, Telecommunication Services, Financials, and Industrials, all with gains of more than 30%. The weakest sectors were Materials and Energy, each with a return of about 10%. Equities in developing markets advanced modestly, as the MSCI Emerging Markets Index rose 6.53%.

Fixed income investments posted mixed results amid concerns over the timing and potential impact of a gradual reduction by the Federal Reserve in its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, recorded a return of -1.08%, while speculative-grade securities, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned a positive 8.83%. Inflation-indexed bonds recorded a return of -6.39%, as measured by the Barclays U.S. TIPS Index.

Commodities lost ground for the second consecutive fiscal year. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, recorded a return of -12.21% for the 12 months ended October 31, 2013.

PERFORMANCE

Harbor Target Retirement Income Fund recorded a return of 4.49% (Institutional, Administrative, and Investor Classes) for the 12 months ended October 31, 2013. A strong advance by equities boosted Fund returns, more than offsetting weakness in fixed income markets. The 10 equity funds in the portfolio registered returns ranging from 19% to 41%.

The domestic equity portion of the portfolio gave the biggest boost to Fund performance, with all six constituent funds posting returns of 29% or better. Harbor Mid Cap Value Fund had the best performance among all funds in the portfolio with a return of 41.48%. It outpaced its benchmark, the Russell Midcap® Value Index, by 803 basis points, or 8.03 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Growth Fund had the next best performance; it returned 39.90%, ahead of its Russell 2000® Growth Fund benchmark by 6 basis points. Harbor Small Cap Value Fund was third best in the portfolio with a return of 37.91%, outperforming its Russell 2000® Value Index benchmark by 508 basis points. Among funds focusing on the large cap segment of the domestic equity market, Harbor Capital Appreciation Fund returned 32.55% while Harbor Large Cap Value Fund returned 29.06%; both outpaced their respective benchmarks. With a return of 30.13%, Harbor Mid Cap Growth Fund registered a strong absolute performance but trailed its benchmark, the Russell Midcap® Growth Index, by 380 basis points.

5

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY—Continued

In the international and global equity segment of the portfolio, Harbor Global Growth Fund had the best performance with a return of 36.24%, well ahead of the 23.29% return of its benchmark, the MSCI AC World Index. Harbor Global Value Fund was next with a return of 33.30%, outperforming its MSCI World (ND) benchmark by 753 basis points. Harbor International Fund, the largest equity component of the portfolio, recorded a return of 22.19%, trailing its benchmark, the MSCI EAFE (ND) Index, by 469 basis points. Harbor International Growth Fund returned 19.09%, lagging its MSCI All Country World Ex. U.S. (ND) Index benchmark by 110 basis points.

Performance by fixed income investments in the portfolio reflected that of the broader market, where bonds issued by lower-rated companies outpaced investment-grade corporates and U.S. Treasury securities. Harbor High-Yield Bond Fund was the best absolute performer within the fixed income group, recording a return of 6.55%, although it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 228 basis points. Harbor Unconstrained Bond Fund returned 1.56%; that was 264 basis points ahead of the Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. taxable bond market. Harbor Bond Fund, the portfolio’s largest constituent, posted a nearly flat return of -0.05%, nevertheless outperforming the Barclays U.S. Aggregate Bond Index benchmark by 103 basis points. Fiscal 2013 proved to be a challenging period for inflation-indexed bonds, as reflected by a -6.67% return registered by the Harbor Real Return Fund; it lagged the Barclays U.S. TIPS Index benchmark by 28 basis points.

In August 2013, changes were made to the Fund’s portfolio to incorporate a position in Harbor Unconstrained Bond Fund and increase the Fund’s position in Harbor High-Yield Bond Fund. The Fund also decreased its positions in Harbor Bond Fund and Harbor Real Return Fund. These changes were made in order to increase the likelihood that the Fund will continue to meet its investment objectives.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Target Retirement Income Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600

Cusip	411511371

Ticker	HARAX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$15,510

ADMINISTRATIVE CLASS

Fund #	2700

Cusip	411511363

Ticker	HARBX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2800

Cusip	411511355

Ticker	HARCX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$15

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	4.8%

Harbor Large Cap Value Fund	3.0%

Harbor International Growth Fund	2.1%

Harbor Capital Appreciation Fund	2.0%

Harbor Mid Cap Value Fund	2.0%

Harbor Small Cap Value Fund	1.5%

Harbor Mid Cap Growth Fund	1.3%

Harbor Global Growth Fund	1.1%

Harbor Global Value Fund	1.1%

Harbor Small Cap Growth Fund	1.0%

Fixed Income

Harbor Bond Fund	37.3%

Harbor Real Return Fund	15.5%

Harbor High-Yield Bond Fund	14.3%

Harbor Unconstrained Bond Fund	8.0%

Short-Term Investments

Harbor Money Market Fund	5.0%

7

Harbor Target Retirement Income Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement Income Fund
Institutional Class	4.49%	N/A	8.08%	01/02/2009	$72,764
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$111,588
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$87,847
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$62,725

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement Income Fund
Administrative Class	4.49%	N/A	8.08%	01/02/2009	$14,554
Investor Class	4.49%	N/A	8.08%	01/02/2009	$14,554
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$22,318
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$17,569
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$12,545

As stated in the Fund’s current prospectus, the expense ratios were 0.59% (Institutional Class), 0.84% (Administrative Class) and 0.96% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

8

Harbor Target Retirement Income Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2013

HARBOR EQUITY FUNDS—19.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—10.8%
5,721	Harbor Capital Appreciation Fund	$313
17,080	Harbor Mid Cap Growth Fund	200
10,222	Harbor Small Cap Growth Fund	161
42,974	Harbor Large Cap Value Fund	466
17,366	Harbor Mid Cap Value Fund	304
8,337	Harbor Small Cap Value Fund	241

		1,685

HARBOR INTERNATIONAL EQUITY FUNDS—9.1%
10,658	Harbor International Fund	755
25,003	Harbor International Growth Fund	325
21,550	Harbor Global Value Fund	167
7,051	Harbor Global Growth Fund	168

		1,415

TOTAL HARBOR EQUITY FUNDS (Cost $2,295)		3,100

117,171	Harbor Unconstrained Bond Fund	$1,241
197,948	Harbor High-Yield Bond Fund	2,215
474,063	Harbor Bond Fund	5,793
231,996	Harbor Real Return Fund	2,415

TOTAL HARBOR FIXED INCOME FUNDS (Cost $11,830)		11,664

SHORT-TERM INVESTMENTS—5.0%
(Cost $775)
774,837	Harbor Money Market Fund	775

TOTAL INVESTMENTS—100.0% (Cost $14,900)		15,539

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$15,539

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

9

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets posted generous returns in fiscal 2013, while other asset classes struggled. Stocks in the U.S. and developed markets overseas generated gains averaging over 25%, while investment-grade bonds slid into negative territory. Commodity prices, in aggregate, recorded a double-digit decline.

The U.S. stock market, as measured by the Russell 3000® Index, returned 28.99%. Small cap stocks led the advance, followed by mid caps and then large caps. Growth stocks outpaced value within the small cap segment, while among mid cap and large cap stocks there was little difference between growth and value returns. The S&P 500 Index, a measure of the U.S. large cap universe, returned 27.18%. All 10 economic sectors in the S&P 500 Index moved higher, led by Consumer Discretionary, Industrials, Health Care, and Financials, all with gains of more than 30%. Utilities, up about 10%, and Telecommunication Services, up about 13% were the weakest sectors in the index.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, lagged slightly behind the broad U.S. market with a return of 26.88%. (All international and global returns are in U.S. dollars.) Among the larger country components of the index, Japan, France, Switzerland, and Germany all advanced by more than 30%. All 10 economic sectors in the index advanced, led by Consumer Discretionary, Telecommunication Services, Financials, and Industrials, all with gains of more than 30%. The weakest sectors were Materials and Energy, each with a return of about 10%. Equities in developing markets advanced modestly, as the MSCI Emerging Markets Index rose 6.53%.

Fixed income investments posted mixed results amid concerns over the timing and potential impact of a gradual reduction by the Federal Reserve in its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, recorded a return of -1.08%, while speculative-grade securities, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned a positive 8.83%. Inflation-indexed bonds recorded a return of -6.39%, as measured by the Barclays U.S. TIPS Index.

Commodities lost ground for the second consecutive fiscal year. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, recorded a return of -12.21% for the 12 months ended October 31, 2013.

PERFORMANCE

Harbor Target Retirement 2010 Fund returned 5.20% (Institutional Class) and 5.30% Administrative and Investor Classes) for the 12 months ended October 31, 2013. A strong advance by equities boosted Fund returns, more than offsetting weakness in fixed income markets. The 10 equity funds in the portfolio registered returns ranging from 19% to 41%.

The domestic equity portion of the portfolio gave the biggest boost to Fund performance, with all six constituent funds posting returns of 29% or better. Harbor Mid Cap Value Fund had the best performance among all funds in the portfolio with a return of 41.48%. It outpaced its benchmark, the Russell Midcap® Value Index, by 803 basis points, or 8.03 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Growth Fund had the next best performance; it returned 39.90%, ahead of its Russell 2000® Growth Fund benchmark by 6 basis points. Harbor Small Cap Value Fund was third best in the portfolio with a return of 37.91%, outperforming its Russell 2000® Value Index benchmark by 508 basis points. Among funds focusing on the large cap segment of the domestic equity market, Harbor Capital Appreciation Fund returned 32.55% while Harbor Large Cap Value Fund returned 29.06%; both outpaced their respective benchmarks. With a return of 30.13%, Harbor Mid Cap Growth Fund registered a strong absolute performance but trailed its benchmark, the Russell Midcap® Growth Index, by 380 basis points.

10

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY—Continued

In the international and global equity segment of the portfolio, Harbor Global Growth Fund had the best performance with a return of 36.24%, well ahead of the 23.29% return of its benchmark, the MSCI AC World Index. Harbor Global Value Fund was next with a return of 33.30%, outperforming its MSCI World (ND) benchmark by 753 basis points. Harbor International Fund, the largest equity component of the portfolio, recorded a return of 22.19%, trailing its benchmark, the MSCI EAFE (ND) Index, by 469 basis points. Harbor International Growth Fund returned 19.09%, lagging its MSCI All Country World Ex. U.S. (ND) Index benchmark by 110 basis points.

Performance by fixed income investments in the portfolio reflected that of the broader market, where bonds issued by lower-rated companies outpaced investment-grade corporates and U.S. Treasury securities. Harbor High-Yield Bond Fund was the best absolute performer within the fixed income group, recording a return of 6.55%, although it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 228 basis points. Harbor Unconstrained Bond Fund returned 1.56%; that was 264 basis points ahead of the Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. taxable bond market. Harbor Bond Fund, the portfolio’s largest constituent, posted a nearly flat return of -0.05%, nevertheless outperforming the Barclays U.S. Aggregate Bond Index benchmark by 103 basis points. Fiscal 2013 proved to be a challenging period for inflation-indexed bonds, as reflected by a -6.67% return registered by the Harbor Real Return Fund; it lagged the Barclays U.S. TIPS Index benchmark by 28 basis points.

Harbor Commodity Real Return Strategy Fund posted a return of -15.76%, trailing its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 355 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

In August 2013, changes were made to the Fund’s portfolio to incorporate a position in Harbor Unconstrained Bond Fund and increase the Fund’s position in Harbor High-Yield Bond Fund. The Fund also decreased its positions in Harbor Bond Fund and Harbor Real Return Fund. These changes were made in order to increase the likelihood that the Fund will continue to meet its investment objectives.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

11

Harbor Target Retirement 2010 Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2601

Cusip	411511348

Ticker	HARDX

Inception Date	01/02/2009

Net Expense Ratio	0.61%[a]

Total Net Assets (000s)	$2,875

ADMINISTRATIVE CLASS

Fund #	2701

Cusip	411511330

Ticker	HAIIX

Inception Date	01/02/2009

Net Expense Ratio	0.61%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2801

Cusip	411511322

Ticker	HARFX

Inception Date	01/02/2009

Net Expense Ratio	0.61%[a]

Total Net Assets (000s)	$15

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	5.3%

Harbor Large Cap Value Fund	3.3%

Harbor International Growth Fund	2.3%

Harbor Capital Appreciation Fund	2.2%

Harbor Mid Cap Value Fund	2.2%

Harbor Small Cap Value Fund	1.7%

Harbor Mid Cap Growth Fund	1.4%

Harbor Global Growth Fund	1.2%

Harbor Global Value Fund	1.2%

Harbor Small Cap Growth Fund	1.1%
Commodities

Harbor Commodity Real Return Strategy Fund	0.4%

Fixed Income

Harbor Bond Fund	36.2%

Harbor Real Return Fund	14.5%

Harbor High-Yield Bond Fund	14.3%

Harbor Unconstrained Bond Fund	7.7%

Short-Term Investments

Harbor Money Market Fund	5.0%

12

Harbor Target Retirement 2010 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2010 Fund
Institutional Class	5.20%	N/A	9.12%	01/02/2009	$76,221
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$111,588
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$87,847
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$62,725

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2010 Fund
Administrative Class	5.30%	N/A	9.13%	01/02/2009	$15,248
Investor Class	5.30%	N/A	9.13%	01/02/2009	$15,248
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$22,318
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$17,569
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$12,545

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class), 0.85% (Administrative Class) and 0.97% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

13

Harbor Target Retirement 2010 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2013

HARBOR EQUITY FUNDS—21.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—11.9%
1,180	Harbor Capital Appreciation Fund	$64
3,513	Harbor Mid Cap Growth Fund	41
2,105	Harbor Small Cap Growth Fund	33
8,844	Harbor Large Cap Value Fund	96
3,585	Harbor Mid Cap Value Fund	63
1,719	Harbor Small Cap Value Fund	50

		347

HARBOR INTERNATIONAL EQUITY FUNDS—10.0%
2,193	Harbor International Fund	155
5,140	Harbor International Growth Fund	67
4,428	Harbor Global Value Fund	34
1,455	Harbor Global Growth Fund	35

		291

TOTAL HARBOR EQUITY FUNDS (Cost $533)		638

HARBOR COMMODITY FUNDS—0.4%
(Cost $13)
1,850	Harbor Commodity Real Return Strategy Fund	11

HARBOR FIXED INCOME FUNDS—72.7%

Shares		Value (000s)

21,230	Harbor Unconstrained Bond Fund	$225
36,994	Harbor High-Yield Bond Fund	414
85,984	Harbor Bond Fund	1,051
40,493	Harbor Real Return Fund	421

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,153)		2,111

SHORT-TERM INVESTMENTS—5.0%
(Cost $145)
144,616	Harbor Money Market Fund	145

TOTAL INVESTMENTS—100.0% (Cost $2,844)		2,905

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$2,905

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2010 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

14

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets posted generous returns in fiscal 2013, while other asset classes struggled. Stocks in the U.S. and developed markets overseas generated gains averaging over 25%, while investment-grade bonds slid into negative territory. Commodity prices, in aggregate, recorded a double-digit decline.

The U.S. stock market, as measured by the Russell 3000® Index, returned 28.99%. Small cap stocks led the advance, followed by mid caps and then large caps. Growth stocks outpaced value within the small cap segment, while among mid cap and large cap stocks there was little difference between growth and value returns. The S&P 500 Index, a measure of the U.S. large cap universe, returned 27.18%. All 10 economic sectors in the S&P 500 Index moved higher, led by Consumer Discretionary, Industrials, Health Care, and Financials, all with gains of more than 30%. Utilities, up about 10%, and Telecommunication Services, up about 13% were the weakest sectors in the index.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, lagged slightly behind the broad U.S. market with a return of 26.88%. (All international and global returns are in U.S. dollars.) Among the larger country components of the index, Japan, France, Switzerland, and Germany all advanced by more than 30%. All 10 economic sectors in the index advanced, led by Consumer Discretionary, Telecommunication Services, Financials, and Industrials, all with gains of more than 30%. The weakest sectors were Materials and Energy, each with a return of about 10%. Equities in developing markets advanced modestly, as the MSCI Emerging Markets Index rose 6.53%.

Fixed income investments posted mixed results amid concerns over the timing and potential impact of a gradual reduction by the Federal Reserve in its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, recorded a return of -1.08%, while speculative-grade securities, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned a positive 8.83%. Inflation-indexed bonds recorded a return of -6.39%, as measured by the Barclays U.S. TIPS Index.

Commodities lost ground for the second consecutive fiscal year. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, recorded a return of -12.21% for the 12 months ended October 31, 2013.

PERFORMANCE

Harbor Target Retirement 2015 Fund returned 7.89% (Institutional, Administrative, and Investor Classes) for the 12 months ended October 31, 2013. A strong advance by equities boosted Fund returns, more than offsetting weakness in fixed income markets. The 10 equity funds in the portfolio registered returns ranging from 19% to 41%.

The domestic equity portion of the portfolio gave the biggest boost to Fund performance, with all six constituent funds posting returns of 29% or better. Harbor Mid Cap Value Fund had the best performance among all funds in the portfolio with a return of 41.48%. It outpaced its benchmark, the Russell Midcap® Value Index, by 803 basis points, or 8.03 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Growth Fund had the next best performance; it returned 39.90%, ahead of its Russell 2000® Growth Fund benchmark by 6 basis points. Harbor Small Cap Value Fund was third best in the portfolio with a return of 37.91%, outperforming its Russell 2000® Value Index benchmark by 508 basis points. Among funds focusing on the large cap segment of the domestic equity market, Harbor Capital Appreciation Fund returned 32.55% while Harbor Large Cap Value Fund returned 29.06%; both outpaced their respective benchmarks. With a return of 30.13%, Harbor Mid Cap Growth Fund registered a strong absolute performance but trailed its benchmark, the Russell Midcap® Growth Index, by 380 basis points.

15

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY—Continued

In the international and global equity segment of the portfolio, Harbor Global Growth Fund had the best performance with a return of 36.24%, well ahead of the 23.29% return of its benchmark, the MSCI AC World Index. Harbor Global Value Fund was next with a return of 33.30%, outperforming its MSCI World (ND) benchmark by 753 basis points. Harbor International Fund, the largest equity component of the portfolio, recorded a return of 22.19%, trailing its benchmark, the MSCI EAFE (ND) Index, by 469 basis points. Harbor International Growth Fund returned 19.09%, lagging its MSCI All Country World Ex. U.S. (ND) Index benchmark by 110 basis points.

Performance by fixed income investments in the portfolio reflected that of the broader market, where bonds issued by lower-rated companies outpaced investment-grade corporates and U.S. Treasury securities. Harbor High-Yield Bond Fund was the best absolute performer within the fixed income group, recording a return of 6.55%, although it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 228 basis points. Harbor Unconstrained Bond Fund returned 1.56%; that was 264 basis points ahead of the Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. taxable bond market. Harbor Bond Fund, the portfolio’s largest constituent, posted a nearly flat return of -0.05%, nevertheless outperforming the Barclays U.S. Aggregate Bond Index benchmark by 103 basis points. Fiscal 2013 proved to be a challenging period for inflation-indexed bonds, as reflected by a -6.67% return registered by the Harbor Real Return Fund; it lagged the Barclays U.S. TIPS Index benchmark by 28 basis points.

Harbor Commodity Real Return Strategy Fund posted a return of -15.76%, trailing its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 355 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

In August 2013, changes were made to the Fund’s portfolio to incorporate a position in Harbor Unconstrained Bond Fund and increase the Fund’s position in Harbor High-Yield Bond Fund. The Fund also decreased its positions in Harbor Bond Fund and Harbor Real Return Fund. These changes were made in order to increase the likelihood that the Fund will continue to meet its investment objectives.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

16

Harbor Target Retirement 2015 Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602

Cusip	411511314

Ticker	HARGX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$10,654

ADMINISTRATIVE CLASS

Fund #	2702

Cusip	411511298

Ticker	HARHX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2802

Cusip	411511280

Ticker	HARIX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$16

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	7.6%

Harbor Large Cap Value Fund	4.7%

Harbor International Growth Fund	3.2%

Harbor Capital Appreciation Fund	3.1%

Harbor Mid Cap Value Fund	3.0%

Harbor Small Cap Value Fund	2.4%

Harbor Mid Cap Growth Fund	2.0%

Harbor Global Growth Fund	1.7%

Harbor Global Value Fund	1.6%

Harbor Small Cap Growth Fund	1.6%
Commodities

Harbor Commodity Real Return Strategy Fund	2.2%

Fixed Income

Harbor Bond Fund	31.7%

Harbor High-Yield Bond Fund	14.5%

Harbor Real Return Fund	10.0%

Harbor Unconstrained Bond Fund	6.7%

Short-Term Investments

Harbor Money Market Fund	4.0%

17

Harbor Target Retirement 2015 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2015 Fund
Institutional Class	7.89%	N/A	10.19%	01/02/2009	$79,893
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$111,588
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$87,847
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$62,725

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2015 Fund
Administrative Class	7.89%	N/A	10.19%	01/02/2009	$15,979
Investor Class	7.89%	N/A	10.19%	01/02/2009	$15,979
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$22,318
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$17,569
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$12,545

As stated in the Fund’s current prospectus, the expense ratios were 0.64% (Institutional Class), 0.89% (Administrative Class) and 1.01% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

18

Harbor Target Retirement 2015 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2013

HARBOR EQUITY FUNDS—30.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—16.8%
6,056	Harbor Capital Appreciation Fund	$331
18,284	Harbor Mid Cap Growth Fund	215
11,005	Harbor Small Cap Growth Fund	173
45,693	Harbor Large Cap Value Fund	496
18,481	Harbor Mid Cap Value Fund	323
8,921	Harbor Small Cap Value Fund	258

		1,796

HARBOR INTERNATIONAL EQUITY FUNDS—14.1%
11,406	Harbor International Fund	808
26,691	Harbor International Growth Fund	347
22,851	Harbor Global Value Fund	177
7,480	Harbor Global Growth Fund	178

		1,510

TOTAL HARBOR EQUITY FUNDS (Cost $2,648)		3,306

HARBOR COMMODITY FUNDS—2.2%
(Cost $267)
37,960	Harbor Commodity Real Return Strategy Fund	233

HARBOR FIXED INCOME FUNDS—62.9%

Shares		Value (000s)

67,523	Harbor Unconstrained Bond Fund	$715
138,061	Harbor High-Yield Bond Fund	1,545
277,386	Harbor Bond Fund	3,390
102,730	Harbor Real Return Fund	1,069

TOTAL HARBOR FIXED INCOME FUNDS (Cost $6,840)		6,719

SHORT-TERM INVESTMENTS—4.0%
(Cost $428)
428,199	Harbor Money Market Fund	428

TOTAL INVESTMENTS—100.0% (Cost $10,183)		10,686

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$10,686

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets posted generous returns in fiscal 2013, while other asset classes struggled. Stocks in the U.S. and developed markets overseas generated gains averaging over 25%, while investment-grade bonds slid into negative territory. Commodity prices, in aggregate, recorded a double-digit decline.

The U.S. stock market, as measured by the Russell 3000® Index, returned 28.99%. Small cap stocks led the advance, followed by mid caps and then large caps. Growth stocks outpaced value within the small cap segment, while among mid cap and large cap stocks there was little difference between growth and value returns. The S&P 500 Index, a measure of the U.S. large cap universe, returned 27.18%. All 10 economic sectors in the S&P 500 Index moved higher, led by Consumer Discretionary, Industrials, Health Care, and Financials, all with gains of more than 30%. Utilities, up about 10%, and Telecommunication Services, up about 13% were the weakest sectors in the index.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, lagged slightly behind the broad U.S. market with a return of 26.88%. (All international and global returns are in U.S. dollars.) Among the larger country components of the index, Japan, France, Switzerland, and Germany all advanced by more than 30%. All 10 economic sectors in the index advanced, led by Consumer Discretionary, Telecommunication Services, Financials, and Industrials, all with gains of more than 30%. The weakest sectors were Materials and Energy, each with a return of about 10%. Equities in developing markets advanced modestly, as the MSCI Emerging Markets Index rose 6.53%.

Fixed income investments posted mixed results amid concerns over the timing and potential impact of a gradual reduction by the Federal Reserve in its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, recorded a return of -1.08%, while speculative-grade securities, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned a positive 8.83%. Inflation-indexed bonds recorded a return of -6.39%, as measured by the Barclays U.S. TIPS Index.

Commodities lost ground for the second consecutive fiscal year. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, recorded a return of -12.21% for the 12 months ended October 31, 2013.

PERFORMANCE

Harbor Target Retirement 2020 Fund returned 9.43% (Institutional Class), 9.44% (Administrative Class), and 9.34% (Investor Class) for the 12 months ended October 31, 2013. A strong advance by equities boosted Fund returns, more than offsetting weakness in fixed income markets. The 10 equity funds in the portfolio registered returns ranging from 19% to 41%.

The domestic equity portion of the portfolio gave the biggest boost to Fund performance, with all six constituent funds posting returns of 29% or better. Harbor Mid Cap Value Fund had the best performance among all funds in the portfolio with a return of 41.48%. It outpaced its benchmark, the Russell Midcap® Value Index, by 803 basis points, or 8.03 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Growth Fund had the next best performance; it returned 39.90%, ahead of its Russell 2000® Growth Fund benchmark by 6 basis points. Harbor Small Cap Value Fund was third best in the portfolio with a return of 37.91%, outperforming its Russell 2000® Value Index benchmark by 508 basis points. Among funds focusing on the large cap segment of the domestic equity market, Harbor Capital Appreciation Fund returned 32.55% while Harbor Large Cap Value Fund returned 29.06%; both outpaced their respective benchmarks. With a return of 30.13%, Harbor

20

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY—Continued

Mid Cap Growth Fund registered a strong absolute performance but trailed its benchmark, the Russell Midcap® Growth Index, by 380 basis points.

In the international and global equity segment of the portfolio, Harbor Global Growth Fund had the best performance with a return of 36.24%, well ahead of the 23.29% return of its benchmark, the MSCI AC World Index. Harbor Global Value Fund was next with a return of 33.30%, outperforming its MSCI World (ND) benchmark by 753 basis points. Harbor International Fund, the largest equity component of the portfolio, recorded a return of 22.19%, trailing its benchmark, the MSCI EAFE (ND) Index, by 469 basis points. Harbor International Growth Fund returned 19.09%, lagging its MSCI All Country World Ex. U.S. (ND) Index benchmark by 110 basis points.

Performance by fixed income investments in the portfolio reflected that of the broader market, where bonds issued by lower-rated companies outpaced investment-grade corporates and U.S. Treasury securities. Harbor High-Yield Bond Fund was the best absolute performer within the fixed income group, recording a return of 6.55%, although it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 228 basis points. Harbor Unconstrained Bond Fund returned 1.56%; that was 264 basis points ahead of the Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. taxable bond market. Harbor Bond Fund, the portfolio’s largest constituent, posted a nearly flat return of -0.05%, nevertheless outperforming the Barclays U.S. Aggregate Bond Index benchmark by 103 basis points. Fiscal 2013 proved to be a challenging period for inflation-indexed bonds, as reflected by a -6.67% return registered by the Harbor Real Return Fund; it lagged the Barclays U.S. TIPS Index benchmark by 28 basis points.

Harbor Commodity Real Return Strategy Fund posted a return of -15.76%, trailing its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 355 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

In August 2013, changes were made to the Fund’s portfolio to incorporate a position in Harbor Unconstrained Bond Fund and increase the Fund’s position in Harbor High-Yield Bond Fund. The Fund also decreased its positions in Harbor Bond Fund and Harbor Real Return Fund. These changes were made in order to increase the likelihood that the Fund will continue to meet its investment objectives.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Target Retirement 2020 Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603

Cusip	411511272

Ticker	HARJX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$27,397

ADMINISTRATIVE CLASS

Fund #	2703

Cusip	411511264

Ticker	HARKX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2803

Cusip	411511256

Ticker	HARLX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$17

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	8.7%

Harbor Large Cap Value Fund	5.4%

Harbor International Growth Fund	3.8%

Harbor Capital Appreciation Fund	3.6%

Harbor Mid Cap Value Fund	3.5%

Harbor Small Cap Value Fund	2.8%

Harbor Mid Cap Growth Fund	2.3%

Harbor Global Growth Fund	2.0%

Harbor Global Value Fund	1.9%

Harbor Small Cap Growth Fund	1.9%
Commodities

Harbor Commodity Real Return Strategy Fund	3.1%

Fixed Income

Harbor Bond Fund	30.9%

Harbor High-Yield Bond Fund	15.9%

Harbor Real Return Fund	8.1%

Harbor Unconstrained Bond Fund	6.1%

22

Harbor Target Retirement 2020 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2020 Fund
Institutional Class	9.43%	N/A	10.99%	01/02/2009	$82,719
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$111,588
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$87,847
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$62,725

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2020 Fund
Administrative Class	9.44%	N/A	10.97%	01/02/2009	$16,533
Investor Class	9.34%	N/A	10.97%	01/02/2009	$16,531
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$22,318
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$17,569
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$12,545

As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Institutional Class), 0.92% (Administrative Class) and 1.04% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

23

Harbor Target Retirement 2020 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2013

HARBOR EQUITY FUNDS—35.9%

Shares		Value (000s)
HARBOR DOMESTIC EQUITY FUNDS—19.5%
18,136	Harbor Capital Appreciation Fund	$992
54,403	Harbor Mid Cap Growth Fund	639
32,561	Harbor Small Cap Growth Fund	512
136,675	Harbor Large Cap Value Fund	1,483
55,153	Harbor Mid Cap Value Fund	965
26,553	Harbor Small Cap Value Fund	767

		5,358

HARBOR INTERNATIONAL EQUITY FUNDS—16.4%
33,789	Harbor International Fund	2,392
79,391	Harbor International Growth Fund	1,033
68,218	Harbor Global Value Fund	529
22,342	Harbor Global Growth Fund	531

		4,485

TOTAL HARBOR EQUITY FUNDS (Cost $7,372)		9,843

HARBOR COMMODITY FUNDS—3.1%
(Cost $1,008)
141,282	Harbor Commodity Real Return Strategy Fund	866

HARBOR FIXED INCOME FUNDS—61.0%

Shares		Value (000s)
158,005	Harbor Unconstrained Bond Fund	$1,673
389,776	Harbor High-Yield Bond Fund	4,362
693,303	Harbor Bond Fund	8,472
212,654	Harbor Real Return Fund	2,214

TOTAL HARBOR FIXED INCOME FUNDS (Cost $16,884)		16,721

TOTAL INVESTMENTS—100.0% (Cost $25,264)		27,430

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$27,430

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

24

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets posted generous returns in fiscal 2013, while other asset classes struggled. Stocks in the U.S. and developed markets overseas generated gains averaging over 25%, while investment-grade bonds slid into negative territory. Commodity prices, in aggregate, recorded a double-digit decline.

The U.S. stock market, as measured by the Russell 3000® Index, returned 28.99%. Small cap stocks led the advance, followed by mid caps and then large caps. Growth stocks outpaced value within the small cap segment, while among mid cap and large cap stocks there was little difference between growth and value returns. The S&P 500 Index, a measure of the U.S. large cap universe, returned 27.18%. All 10 economic sectors in the S&P 500 Index moved higher, led by Consumer Discretionary, Industrials, Health Care, and Financials, all with gains of more than 30%. Utilities, up about 10%, and Telecommunication Services, up about 13% were the weakest sectors in the index.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, lagged slightly behind the broad U.S. market with a return of 26.88%. (All international and global returns are in U.S. dollars.) Among the larger country components of the index, Japan, France, Switzerland, and Germany all advanced by more than 30%. All 10 economic sectors in the index advanced, led by Consumer Discretionary, Telecommunication Services, Financials, and Industrials, all with gains of more than 30%. The weakest sectors were Materials and Energy, each with a return of about 10%. Equities in developing markets advanced modestly, as the MSCI Emerging Markets Index rose 6.53%.

Fixed income investments posted mixed results amid concerns over the timing and potential impact of a gradual reduction by the Federal Reserve in its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, recorded a return of -1.08%, while speculative-grade securities, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned a positive 8.83%. Inflation-indexed bonds recorded a return of -6.39%, as measured by the Barclays U.S. TIPS Index.

Commodities lost ground for the second consecutive fiscal year. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, recorded a return of -12.21% for the 12 months ended October 31, 2013.

PERFORMANCE

Harbor Target Retirement 2025 Fund returned 11.33% (Institutional, Administrative, and Investor Classes) for the 12 months ended October 31, 2013. A strong advance by equities boosted Fund returns, more than offsetting weakness in fixed income markets. The 10 equity funds in the portfolio registered returns ranging from 19% to 41%.

The domestic equity portion of the portfolio gave the biggest boost to Fund performance, with all six constituent funds posting returns of 29% or better. Harbor Mid Cap Value Fund had the best performance among all funds in the portfolio with a return of 41.48%. It outpaced its benchmark, the Russell Midcap® Value Index, by 803 basis points, or 8.03 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Growth Fund had the next best performance; it returned 39.90%, ahead of its Russell 2000® Growth Fund benchmark by 6 basis points. Harbor Small Cap Value Fund was third best in the portfolio with a return of 37.91%, outperforming its Russell 2000® Value Index benchmark by 508 basis points. Among funds focusing on the large cap segment of the domestic equity market, Harbor Capital Appreciation Fund returned 32.55% while Harbor Large Cap Value Fund returned 29.06%; both outpaced their respective benchmarks. With a return of 30.13%, Harbor Mid Cap Growth Fund registered a strong absolute performance but trailed its benchmark, the Russell Midcap® Growth Index, by 380 basis points.

25

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY—Continued

In the international and global equity segment of the portfolio, Harbor Global Growth Fund had the best performance with a return of 36.24%, well ahead of the 23.29% return of its benchmark, the MSCI AC World Index. Harbor Global Value Fund was next with a return of 33.30%, outperforming its MSCI World (ND) benchmark by 753 basis points. Harbor International Fund, the largest equity component of the portfolio, recorded a return of 22.19%, trailing its benchmark, the MSCI EAFE (ND) Index, by 469 basis points. Harbor International Growth Fund returned 19.09%, lagging its MSCI All Country World Ex. U.S. (ND) Index benchmark by 110 basis points.

Performance by fixed income investments in the portfolio reflected that of the broader market, where bonds issued by lower-rated companies outpaced investment-grade corporates and U.S. Treasury securities. Harbor High-Yield Bond Fund was the best absolute performer within the fixed income group, recording a return of 6.55%, although it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 228 basis points. Harbor Unconstrained Bond Fund returned 1.56%; that was 264 basis points ahead of the Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. taxable bond market. Harbor Bond Fund, the portfolio’s largest constituent, posted a nearly flat return of -0.05%, nevertheless outperforming the Barclays U.S. Aggregate Bond Index benchmark by 103 basis points. Fiscal 2013 proved to be a challenging period for inflation-indexed bonds, as reflected by a -6.67% return registered by the Harbor Real Return Fund; it lagged the Barclays U.S. TIPS Index benchmark by 28 basis points.

Harbor Commodity Real Return Strategy Fund posted a return of -15.76%, trailing its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 355 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

In August 2013, changes were made to the Fund’s portfolio to incorporate a position in Harbor Unconstrained Bond Fund and increase the Fund’s position in Harbor High-Yield Bond Fund. The Fund also decreased its positions in Harbor Bond Fund and Harbor Real Return Fund. These changes were made in order to increase the likelihood that the Fund will continue to meet its investment objectives.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

26

Harbor Target Retirement 2025 Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2604

Cusip	411511249

Ticker	HARMX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$8,728

ADMINISTRATIVE CLASS

Fund #	2704

Cusip	411511231

Ticker	HARNX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$17

INVESTOR CLASS

Fund #	2804

Cusip	411511223

Ticker	HAROX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$17

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	10.2%

Harbor Large Cap Value Fund	6.3%

Harbor International Growth Fund	4.4%

Harbor Capital Appreciation Fund	4.3%

Harbor Mid Cap Value Fund	4.1%

Harbor Small Cap Value Fund	3.3%

Harbor Mid Cap Growth Fund	2.7%

Harbor Global Growth Fund	2.3%

Harbor Global Value Fund	2.3%

Harbor Small Cap Growth Fund	2.2%
Commodities

Harbor Commodity Real Return Strategy Fund	4.1%

Fixed Income

Harbor Bond Fund	27.1%

Harbor High-Yield Bond Fund	15.8%

Harbor Real Return Fund	5.6%

Harbor Unconstrained Bond Fund	5.3%

27

Harbor Target Retirement 2025 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2025 Fund
Institutional Class	11.33%	N/A	11.77%	01/02/2009	$85,599
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$111,588
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$87,847
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$62,725

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2025 Fund
Administrative Class	11.33%	N/A	11.77%	01/02/2009	$17,120
Investor Class	11.33%	N/A	11.77%	01/02/2009	$17,120
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$22,318
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$17,569
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$12,545

As stated in the Fund’s current prospectus, the expense ratios were 0.69% (Institutional Class), 0.94% (Administrative Class) and 1.06% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

28

Harbor Target Retirement 2025 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2013

HARBOR EQUITY FUNDS—42.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—22.9%
6,845	Harbor Capital Appreciation Fund	$374
20,113	Harbor Mid Cap Growth Fund	236
12,099	Harbor Small Cap Growth Fund	190
50,844	Harbor Large Cap Value Fund	552
20,718	Harbor Mid Cap Value Fund	363
9,925	Harbor Small Cap Value Fund	287

		2,002

HARBOR INTERNATIONAL EQUITY FUNDS—19.2%
12,689	Harbor International Fund	898
29,748	Harbor International Growth Fund	387
25,500	Harbor Global Value Fund	198
8,391	Harbor Global Growth Fund	199

		1,682

TOTAL HARBOR EQUITY FUNDS (Cost $2,810)		3,684

HARBOR COMMODITY FUNDS—4.1%
(Cost $412)
58,983	Harbor Commodity Real Return Strategy Fund	362

HARBOR FIXED INCOME FUNDS—53.8%

Shares		Value (000s)

44,432	Harbor Unconstrained Bond Fund	$470
123,545	Harbor High-Yield Bond Fund	1,382
194,235	Harbor Bond Fund	2,374
47,058	Harbor Real Return Fund	490

TOTAL HARBOR FIXED INCOME FUNDS (Cost $4,761)		4,716

TOTAL INVESTMENTS—100.0% (Cost $7,983)		8,762

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$8,762

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets posted generous returns in fiscal 2013, while other asset classes struggled. Stocks in the U.S. and developed markets overseas generated gains averaging over 25%, while investment-grade bonds slid into negative territory. Commodity prices, in aggregate, recorded a double-digit decline.

The U.S. stock market, as measured by the Russell 3000® Index, returned 28.99%. Small cap stocks led the advance, followed by mid caps and then large caps. Growth stocks outpaced value within the small cap segment, while among mid cap and large cap stocks there was little difference between growth and value returns. The S&P 500 Index, a measure of the U.S. large cap universe, returned 27.18%. All 10 economic sectors in the S&P 500 Index moved higher, led by Consumer Discretionary, Industrials, Health Care, and Financials, all with gains of more than 30%. Utilities, up about 10%, and Telecommunication Services, up about 13% were the weakest sectors in the index.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, lagged slightly behind the broad U.S. market with a return of 26.88%. (All international and global returns are in U.S. dollars.) Among the larger country components of the index, Japan, France, Switzerland, and Germany all advanced by more than 30%. All 10 economic sectors in the index advanced, led by Consumer Discretionary, Telecommunication Services, Financials, and Industrials, all with gains of more than 30%. The weakest sectors were Materials and Energy, each with a return of about 10%. Equities in developing markets advanced modestly, as the MSCI Emerging Markets Index rose 6.53%.

Fixed income investments posted mixed results amid concerns over the timing and potential impact of a gradual reduction by the Federal Reserve in its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, recorded a return of -1.08%, while speculative-grade securities, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned a positive 8.83%. Inflation-indexed bonds recorded a return of -6.39%, as measured by the Barclays U.S. TIPS Index.

Commodities lost ground for the second consecutive fiscal year. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, recorded a return of -12.21% for the 12 months ended October 31, 2013.

PERFORMANCE

Harbor Target Retirement 2030 Fund returned 14.19% (Institutional Class) and 14.20% (Administrative and Investor Classes) for the 12 months ended October 31, 2013. A strong advance by equities boosted Fund returns, more than offsetting weakness in fixed income markets. The 10 equity funds in the portfolio registered returns ranging from 19% to 41%.

The domestic equity portion of the portfolio gave the biggest boost to Fund performance, with all six constituent funds posting returns of 29% or better. Harbor Mid Cap Value Fund had the best performance among all funds in the portfolio with a return of 41.48%. It outpaced its benchmark, the Russell Midcap® Value Index, by 803 basis points, or 8.03 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Growth Fund had the next best performance; it returned 39.90%, ahead of its Russell 2000® Growth Fund benchmark by 6 basis points. Harbor Small Cap Value Fund was third best in the portfolio with a return of 37.91%, outperforming its Russell 2000® Value Index benchmark by 508 basis points. Among funds focusing on the large cap segment of the domestic equity market, Harbor Capital Appreciation Fund returned 32.55% while Harbor Large Cap Value Fund returned 29.06%; both outpaced their respective benchmarks. With a return of 30.13%, Harbor Mid Cap Growth Fund registered a strong absolute performance but trailed its benchmark, the Russell Midcap® Growth Index, by 380 basis points.

30

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY—Continued

In the international and global equity segment of the portfolio, Harbor Global Growth Fund had the best performance with a return of 36.24%, well ahead of the 23.29% return of its benchmark, the MSCI AC World Index. Harbor Global Value Fund was next with a return of 33.30%, outperforming its MSCI World (ND) benchmark by 753 basis points. Harbor International Fund, the largest equity component of the portfolio, recorded a return of 22.19%, trailing its benchmark, the MSCI EAFE (ND) Index, by 469 basis points. Harbor International Growth Fund returned 19.09%, lagging its MSCI All Country World Ex. U.S. (ND) Index benchmark by 110 basis points.

Performance by fixed income investments in the portfolio reflected that of the broader market, where bonds issued by lower-rated companies outpaced investment-grade corporates and U.S. Treasury securities. Harbor High-Yield Bond Fund was the best absolute performer within the fixed income group, recording a return of 6.55%, although it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 228 basis points. Harbor Unconstrained Bond Fund returned 1.56%; that was 264 basis points ahead of the Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. taxable bond market. Harbor Bond Fund, the portfolio’s largest constituent, posted a nearly flat return of -0.05%, nevertheless outperforming the Barclays U.S. Aggregate Bond Index benchmark by 103 basis points. Fiscal 2013 proved to be a challenging period for inflation-indexed bonds, as reflected by a -6.67% return registered by the Harbor Real Return Fund; it lagged the Barclays U.S. TIPS Index benchmark by 28 basis points.

Harbor Commodity Real Return Strategy Fund posted a return of -15.76%, trailing its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 355 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

In August 2013, changes were made to the Fund’s portfolio to incorporate a position in Harbor Unconstrained Bond Fund and increase the Fund’s position in Harbor High-Yield Bond Fund. The Fund also decreased its positions in Harbor Bond Fund and Harbor Real Return Fund. These changes were made in order to increase the likelihood that the Fund will continue to meet its investment objectives.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

31

Harbor Target Retirement 2030 Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605

Cusip	411512700

Ticker	HARPX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$23,994

ADMINISTRATIVE CLASS

Fund #	2705

Cusip	411512882

Ticker	HARQX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$18

INVESTOR CLASS

Fund #	2805

Cusip	411512809

Ticker	HARTX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$18

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	12.7%

Harbor Large Cap Value Fund	7.8%

Harbor International Growth Fund	5.5%

Harbor Capital Appreciation Fund	5.3%

Harbor Mid Cap Value Fund	5.1%

Harbor Small Cap Value Fund	4.0%

Harbor Mid Cap Growth Fund	3.4%

Harbor Global Growth Fund	2.8%

Harbor Global Value Fund	2.8%

Harbor Small Cap Growth Fund	2.7%
Commodities

Harbor Commodity Real Return Strategy Fund	4.9%

Fixed Income

Harbor Bond Fund	22.1%

Harbor High-Yield Bond Fund	13.7%

Harbor Unconstrained Bond Fund	4.3%

Harbor Real Return Fund	2.9%

32

Harbor Target Retirement 2030 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2030 Fund
Institutional Class	14.19%	N/A	12.73%	01/02/2009	$89,205
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$111,588
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$87,847
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$62,725

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2030 Fund
Administrative Class	14.20%	N/A	12.73%	01/02/2009	$17,842
Investor Class	14.20%	N/A	12.73%	01/02/2009	$17,842
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$22,318
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$17,569
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$12,545

As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

33

Harbor Target Retirement 2030 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2013

HARBOR EQUITY FUNDS—52.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—28.3%
23,197	Harbor Capital Appreciation Fund	$1,269
68,728	Harbor Mid Cap Growth Fund	807
41,199	Harbor Small Cap Growth Fund	648
172,964	Harbor Large Cap Value Fund	1,877
70,205	Harbor Mid Cap Value Fund	1,229
33,681	Harbor Small Cap Value Fund	973

		6,803

HARBOR INTERNATIONAL EQUITY FUNDS—23.8%
43,098	Harbor International Fund	3,051
100,847	Harbor International Growth Fund	1,312
86,653	Harbor Global Value Fund	672
28,491	Harbor Global Growth Fund	677

		5,712

TOTAL HARBOR EQUITY FUNDS (Cost $9,235)		12,515

HARBOR COMMODITY FUNDS—4.9%
(Cost $1,382)
193,430	Harbor Commodity Real Return Strategy Fund	1,186

97,216	Harbor Unconstrained Bond Fund	1,029
295,215	Harbor High-Yield Bond Fund	3,303
434,581	Harbor Bond Fund	5,311
65,874	Harbor Real Return Fund	686

TOTAL HARBOR FIXED INCOME FUNDS (Cost $10,361)		10,329

TOTAL INVESTMENTS—100.0% (Cost $20,978)		24,030

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$24,030

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets posted generous returns in fiscal 2013, while other asset classes struggled. Stocks in the U.S. and developed markets overseas generated gains averaging over 25%, while investment-grade bonds slid into negative territory. Commodity prices, in aggregate, recorded a double-digit decline.

The U.S. stock market, as measured by the Russell 3000® Index, returned 28.99%. Small cap stocks led the advance, followed by mid caps and then large caps. Growth stocks outpaced value within the small cap segment, while among mid cap and large cap stocks there was little difference between growth and value returns. The S&P 500 Index, a measure of the U.S. large cap universe, returned 27.18%. All 10 economic sectors in the S&P 500 Index moved higher, led by Consumer Discretionary, Industrials, Health Care, and Financials, all with gains of more than 30%. Utilities, up about 10%, and Telecommunication Services, up about 13% were the weakest sectors in the index.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, lagged slightly behind the broad U.S. market with a return of 26.88%. (All international and global returns are in U.S. dollars.) Among the larger country components of the index, Japan, France, Switzerland, and Germany all advanced by more than 30%. All 10 economic sectors in the index advanced, led by Consumer Discretionary, Telecommunication Services, Financials, and Industrials, all with gains of more than 30%. The weakest sectors were Materials and Energy, each with a return of about 10%. Equities in developing markets advanced modestly, as the MSCI Emerging Markets Index rose 6.53%.

Fixed income investments posted mixed results amid concerns over the timing and potential impact of a gradual reduction by the Federal Reserve in its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, recorded a return of -1.08%, while speculative-grade securities, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned a positive 8.83%. Inflation-indexed bonds recorded a return of -6.39%, as measured by the Barclays U.S. TIPS Index.

Commodities lost ground for the second consecutive fiscal year. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, recorded a return of -12.21% for the 12 months ended October 31, 2013.

PERFORMANCE

Harbor Target Retirement 2035 Fund returned 17.43% (Institutional Class) and 17.36% (Administrative and Investor Classes) for the 12 months ended October 31, 2013. A strong advance by equities boosted Fund returns, more than offsetting weakness in fixed income markets. The 10 equity funds in the portfolio registered returns ranging from 19% to 41%.

The domestic equity portion of the portfolio gave the biggest boost to Fund performance, with all six constituent funds posting returns of 29% or better. Harbor Mid Cap Value Fund had the best performance among all funds in the portfolio with a return of 41.48%. It outpaced its benchmark, the Russell Midcap® Value Index, by 803 basis points, or 8.03 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Growth Fund had the next best performance; it returned 39.90%, ahead of its Russell 2000® Growth Fund benchmark by 6 basis points. Harbor Small Cap Value Fund was third best in the portfolio with a return of 37.91%, outperforming its Russell 2000® Value Index benchmark by 508 basis points. Among funds focusing on the large cap segment of the domestic equity market, Harbor Capital Appreciation Fund returned 32.55% while Harbor Large Cap Value Fund returned 29.06%; both outpaced their respective benchmarks. With a return of 30.13%, Harbor Mid Cap Growth Fund registered a strong absolute performance but trailed its benchmark, the Russell Midcap® Growth Index, by 380 basis points.

35

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY—Continued

In the international and global equity segment of the portfolio, Harbor Global Growth Fund had the best performance with a return of 36.24%, well ahead of the 23.29% return of its benchmark, the MSCI AC World Index. Harbor Global Value Fund was next with a return of 33.30%, outperforming its MSCI World (ND) benchmark by 753 basis points. Harbor International Fund, the largest equity component of the portfolio, recorded a return of 22.19%, trailing its benchmark, the MSCI EAFE (ND) Index, by 469 basis points. Harbor International Growth Fund returned 19.09%, lagging its MSCI All Country World Ex. U.S. (ND) Index benchmark by 110 basis points.

Performance by fixed income investments in the portfolio reflected that of the broader market, where bonds issued by lower-rated companies outpaced investment-grade corporates and U.S. Treasury securities. Harbor High-Yield Bond Fund was the best absolute performer within the fixed income group, recording a return of 6.55%, although it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 228 basis points. Harbor Unconstrained Bond Fund returned 1.56%; that was 264 basis points ahead of the Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. taxable bond market. Harbor Bond Fund, the portfolio’s largest constituent, posted a nearly flat return of -0.05%, nevertheless outperforming the Barclays U.S. Aggregate Bond Index benchmark by 103 basis points. Fiscal 2013 proved to be a challenging period for inflation-indexed bonds, as reflected by a -6.67% return registered by the Harbor Real Return Fund; it lagged the Barclays U.S. TIPS Index benchmark by 28 basis points.

Harbor Commodity Real Return Strategy Fund posted a return of -15.76%, trailing its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 355 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

In August 2013, changes were made to the Fund’s portfolio to incorporate a position in Harbor Unconstrained Bond Fund and decrease the Fund’s positions in Harbor Bond Fund and Harbor Real Return Fund. These changes were made in order to increase the likelihood that the Fund will continue to meet its investment objectives.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

36

Harbor Target Retirement 2035 Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606

Cusip	411512106

Ticker	HARUX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$5,397

ADMINISTRATIVE CLASS

Fund #	2706

Cusip	411512304

Ticker	HARVX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$19

INVESTOR CLASS

Fund #	2806

Cusip	411512205

Ticker	HARWX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$18

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	15.2%

Harbor Large Cap Value Fund	9.3%

Harbor International Growth Fund	6.5%

Harbor Capital Appreciation Fund	6.3%

Harbor Mid Cap Value Fund	6.1%

Harbor Small Cap Value Fund	4.8%

Harbor Mid Cap Growth Fund	4.0%

Harbor Global Growth Fund	3.4%

Harbor Global Value Fund	3.3%

Harbor Small Cap Growth Fund	3.2%
Commodities

Harbor Commodity Real Return Strategy Fund	4.8%

Fixed Income

Harbor Bond Fund	17.5%

Harbor High-Yield Bond Fund	10.2%

Harbor Unconstrained Bond Fund	3.3%

Harbor Real Return Fund	2.1%

37

Harbor Target Retirement 2035 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2035 Fund
Institutional Class	17.43%	N/A	13.52%	01/02/2009	$92,246
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$111,588
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$87,847
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$62,725

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2035 Fund
Administrative Class	17.36%	N/A	13.50%	01/02/2009	$18,439
Investor Class	17.36%	N/A	13.50%	01/02/2009	$18,439
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$22,318
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$17,569
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$12,545

As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Institutional Class), 0.99% (Administrative Class) and 1.11% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

38

Harbor Target Retirement 2035 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2013

HARBOR EQUITY FUNDS—62.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—33.7%
6,231	Harbor Capital Appreciation Fund	$341
18,594	Harbor Mid Cap Growth Fund	218
11,126	Harbor Small Cap Growth Fund	175
46,593	Harbor Large Cap Value Fund	506
18,886	Harbor Mid Cap Value Fund	330
9,087	Harbor Small Cap Value Fund	263

		1,833

HARBOR INTERNATIONAL EQUITY FUNDS—28.4%
11,642	Harbor International Fund	824
27,174	Harbor International Growth Fund	353
23,309	Harbor Global Value Fund	181
7,645	Harbor Global Growth Fund	182

		1,540

TOTAL HARBOR EQUITY FUNDS (Cost $2,692)		3,373

HARBOR COMMODITY FUNDS—4.8%
(Cost $289)
42,346	Harbor Commodity Real Return Strategy Fund	260

HARBOR FIXED INCOME FUNDS—33.1%

Shares		Value (000s)

16,993	Harbor Unconstrained Bond Fund	$180
49,584	Harbor High-Yield Bond Fund	555
77,776	Harbor Bond Fund	950
11,145	Harbor Real Return Fund	116

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,804)		1,801

TOTAL INVESTMENTS—100.0% (Cost $4,785)		5,434

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$5,434

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

39

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets posted generous returns in fiscal 2013, while other asset classes struggled. Stocks in the U.S. and developed markets overseas generated gains averaging over 25%, while investment-grade bonds slid into negative territory. Commodity prices, in aggregate, recorded a double-digit decline.

The U.S. stock market, as measured by the Russell 3000® Index, returned 28.99%. Small cap stocks led the advance, followed by mid caps and then large caps. Growth stocks outpaced value within the small cap segment, while among mid cap and large cap stocks there was little difference between growth and value returns. The S&P 500 Index, a measure of the U.S. large cap universe, returned 27.18%. All 10 economic sectors in the S&P 500 Index moved higher, led by Consumer Discretionary, Industrials, Health Care, and Financials, all with gains of more than 30%. Utilities, up about 10%, and Telecommunication Services, up about 13% were the weakest sectors in the index.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, lagged slightly behind the broad U.S. market with a return of 26.88%. (All international and global returns are in U.S. dollars.) Among the larger country components of the index, Japan, France, Switzerland, and Germany all advanced by more than 30%. All 10 economic sectors in the index advanced, led by Consumer Discretionary, Telecommunication Services, Financials, and Industrials, all with gains of more than 30%. The weakest sectors were Materials and Energy, each with a return of about 10%. Equities in developing markets advanced modestly, as the MSCI Emerging Markets Index rose 6.53%.

Fixed income investments posted mixed results amid concerns over the timing and potential impact of a gradual reduction by the Federal Reserve in its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, recorded a return of -1.08%, while speculative-grade securities, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned a positive 8.83%. Inflation-indexed bonds recorded a return of -6.39%, as measured by the Barclays U.S. TIPS Index.

Commodities lost ground for the second consecutive fiscal year. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, recorded a return of -12.21% for the 12 months ended October 31, 2013.

PERFORMANCE

Harbor Target Retirement 2040 Fund returned 20.63% (Institutional Class) and 20.62% (Administrative and Investor Classes) for the 12 months ended October 31, 2013. A strong advance by equities boosted Fund returns, more than offsetting weakness in fixed income markets. The 10 equity funds in the portfolio registered returns ranging from 19% to 41%.

The domestic equity portion of the portfolio gave the biggest boost to Fund performance, with all six constituent funds posting returns of 29% or better. Harbor Mid Cap Value Fund had the best performance among all funds in the portfolio with a return of 41.48%. It outpaced its benchmark, the Russell Midcap® Value Index, by 803 basis points, or 8.03 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Growth Fund had the next best performance; it returned 39.90%, ahead of its Russell 2000® Growth Fund benchmark by 6 basis points. Harbor Small Cap Value Fund was third best in the portfolio with a return of 37.91%, outperforming its Russell 2000® Value Index benchmark by 508 basis points. Among funds focusing on the large cap segment of the domestic equity market, Harbor Capital Appreciation Fund returned 32.55% while Harbor Large Cap Value Fund returned

40

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY—Continued

29.06%; both outpaced their respective benchmarks. With a return of 30.13%, Harbor Mid Cap Growth Fund registered a strong absolute performance but trailed its benchmark, the Russell Midcap® Growth Index, by 380 basis points.

In the international and global equity segment of the portfolio, Harbor Global Growth Fund had the best performance with a return of 36.24%, well ahead of the 23.29% return of its benchmark, the MSCI AC World Index. Harbor Global Value Fund was next with a return of 33.30%, outperforming its MSCI World (ND) benchmark by 753 basis points. Harbor International Fund, the largest component of the portfolio, recorded a return of 22.19%, trailing its benchmark, the MSCI EAFE (ND) Index, by 469 basis points. Harbor International Growth Fund returned 19.09%, lagging its MSCI All Country World Ex. U.S. (ND) Index benchmark by 110 basis points.

Performance by fixed income investments in the portfolio reflected that of the broader market, where bonds issued by lower-rated companies outpaced investment-grade corporates and U.S. Treasury securities. Harbor High-Yield Bond Fund was the best absolute performer within the fixed income group, recording a return of 6.55%, although it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 228 basis points. Harbor Unconstrained Bond Fund returned 1.56%; that was 264 basis points ahead of the Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. taxable bond market. Harbor Bond Fund, the portfolio’s largest fixed income constituent, posted a nearly flat return of -0.05%, nevertheless outperforming the Barclays U.S. Aggregate Bond Index benchmark by 103 basis points. Fiscal 2013 proved to be a challenging period for inflation-indexed bonds, as reflected by a -6.67% return registered by the Harbor Real Return Fund; it lagged the Barclays U.S. TIPS Index benchmark by 28 basis points.

Harbor Commodity Real Return Strategy Fund posted a return of -15.76%, trailing its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 355 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

In August 2013, changes were made to the Fund’s portfolio to incorporate a position in Harbor Unconstrained Bond Fund and decrease the Fund’s positions in Harbor Bond Fund and Harbor Real Return Fund. These changes were made in order to increase the likelihood that the Fund will continue to meet its investment objectives.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

41

Harbor Target Retirement 2040 Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607

Cusip	411512403

Ticker	HARYX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$17,963

ADMINISTRATIVE CLASS

Fund #	2707

Cusip	411512601

Ticker	HARZX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$19

INVESTOR CLASS

Fund #	2807

Cusip	411512502

Ticker	HABBX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$19

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	17.5%

Harbor Large Cap Value Fund	10.8%

Harbor International Growth Fund	7.5%

Harbor Capital Appreciation Fund	7.2%

Harbor Mid Cap Value Fund	7.1%

Harbor Small Cap Value Fund	5.6%

Harbor Mid Cap Growth Fund	4.7%

Harbor Global Growth Fund	3.9%

Harbor Global Value Fund	3.9%

Harbor Small Cap Growth Fund	3.7%
Commodities

Harbor Commodity Real Return Strategy Fund	3.9%

Fixed Income

Harbor Bond Fund	12.2%

Harbor High-Yield Bond Fund	8.7%

Harbor Unconstrained Bond Fund	2.4%

Harbor Real Return Fund	0.9%

42

Harbor Target Retirement 2040 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2040 Fund
Institutional Class	20.63%	N/A	14.13%	01/02/2009	$94,669
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$111,588
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$87,847
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$62,725

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2040 Fund
Administrative Class	20.62%	N/A	14.15%	01/02/2009	$18,948
Investor Class	20.62%	N/A	14.15%	01/02/2009	$18,948
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$22,318
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$17,569
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$12,545

As stated in the Fund’s current prospectus, the expense ratios were 0.77% (Institutional Class), 1.02% (Administrative Class) and 1.14% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

43

Harbor Target Retirement 2040 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2013

HARBOR EQUITY FUNDS—71.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—39.1%
23,786	Harbor Capital Appreciation Fund	$1,301
71,402	Harbor Mid Cap Growth Fund	839
42,785	Harbor Small Cap Growth Fund	673
179,624	Harbor Large Cap Value Fund	1,949
72,578	Harbor Mid Cap Value Fund	1,270
34,886	Harbor Small Cap Value Fund	1,008

		7,040

HARBOR INTERNATIONAL EQUITY FUNDS—32.8%
44,542	Harbor International Fund	3,153
104,308	Harbor International Growth Fund	1,357
89,795	Harbor Global Value Fund	696
29,441	Harbor Global Growth Fund	700

		5,906

TOTAL HARBOR EQUITY FUNDS (Cost $9,567)		12,946

HARBOR COMMODITY FUNDS—3.9%
(Cost $829)
115,488	Harbor Commodity Real Return Strategy Fund	708

HARBOR FIXED INCOME FUNDS—24.2%

Shares		Value (000s)

41,037	Harbor Unconstrained Bond Fund	$434
138,807	Harbor High-Yield Bond Fund	1,553
180,124	Harbor Bond Fund	2,201
15,239	Harbor Real Return Fund	159

TOTAL HARBOR FIXED INCOME FUNDS (Cost $4,342)		4,347

TOTAL INVESTMENTS—100.0% (Cost $14,738)		18,001

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$18,001

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

44

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets posted generous returns in fiscal 2013, while other asset classes struggled. Stocks in the U.S. and developed markets overseas generated gains averaging over 25%, while investment-grade bonds slid into negative territory. Commodity prices, in aggregate, recorded a double-digit decline.

The U.S. stock market, as measured by the Russell 3000® Index, returned 28.99%. Small cap stocks led the advance, followed by mid caps and then large caps. Growth stocks outpaced value within the small cap segment, while among mid cap and large cap stocks there was little difference between growth and value returns. The S&P 500 Index, a measure of the U.S. large cap universe, returned 27.18%. All 10 economic sectors in the S&P 500 Index moved higher, led by Consumer Discretionary, Industrials, Health Care, and Financials, all with gains of more than 30%. Utilities, up about 10%, and Telecommunication Services, up about 13% were the weakest sectors in the index.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, lagged slightly behind the broad U.S. market with a return of 26.88%. (All international and global returns are in U.S. dollars.) Among the larger country components of the index, Japan, France, Switzerland, and Germany all advanced by more than 30%. All 10 economic sectors in the index advanced, led by Consumer Discretionary, Telecommunication Services, Financials, and Industrials, all with gains of more than 30%. The weakest sectors were Materials and Energy, each with a return of about 10%. Equities in developing markets advanced modestly, as the MSCI Emerging Markets Index rose 6.53%.

Fixed income investments posted mixed results amid concerns over the timing and potential impact of a gradual reduction by the Federal Reserve in its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, recorded a return of -1.08%, while speculative-grade securities, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned a positive 8.83%. Inflation-indexed bonds recorded a return of -6.39%, as measured by the Barclays U.S. TIPS Index.

Commodities lost ground for the second consecutive fiscal year. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, recorded a return of -12.21% for the 12 months ended October 31, 2013.

PERFORMANCE

Harbor Target Retirement 2045 Fund returned 23.75% (Institutional Class) and 23.66% (Administrative and Investor Classes) for the 12 months ended October 31, 2013. A strong advance by equities boosted Fund returns, more than offsetting weakness in fixed income markets. The 10 equity funds in the portfolio registered returns ranging from 19% to 41%.

The domestic equity portion of the portfolio gave the biggest boost to Fund performance, with all six constituent funds posting returns of 29% or better. Harbor Mid Cap Value Fund had the best performance among all funds in the portfolio with a return of 41.48%. It outpaced its benchmark, the Russell Midcap® Value Index, by 803 basis points, or 8.03 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Growth Fund had the next best performance; it returned 39.90%, ahead of its Russell 2000® Growth Fund benchmark by 6 basis points. Harbor Small Cap Value Fund was third best in the portfolio with a return of 37.91%, outperforming its Russell 2000® Value Index benchmark by 508 basis points. Among funds focusing on the large cap segment of the domestic equity market, Harbor Capital Appreciation Fund returned 32.55% while Harbor Large Cap Value Fund returned 29.06%; both outpaced their respective benchmarks. With a return of 30.13%, Harbor Mid Cap Growth Fund registered a strong absolute performance but trailed its benchmark, the Russell Midcap® Growth Index, by 380 basis points.

45

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY—Continued

In the international and global equity segment of the portfolio, Harbor Global Growth Fund had the best performance with a return of 36.24%, well ahead of the 23.29% return of its benchmark, the MSCI AC World Index. Harbor Global Value Fund was next with a return of 33.30%, outperforming its MSCI World (ND) benchmark by 753 basis points. Harbor International Fund, the largest component of the portfolio, recorded a return of 22.19%, trailing its benchmark, the MSCI EAFE (ND) Index, by 469 basis points. Harbor International Growth Fund returned 19.09%, lagging its MSCI All Country World Ex. U.S. (ND) Index benchmark by 110 basis points.

Performance by fixed income investments in the portfolio reflected that of the broader market, where bonds issued by lower-rated companies outpaced investment-grade corporates and U.S. Treasury securities. Harbor High-Yield Bond Fund was the best absolute performer within the fixed income group, recording a return of 6.55%, although it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 228 basis points. Harbor Unconstrained Bond Fund returned 1.56%; that was 264 basis points ahead of the Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. taxable bond market. Harbor Bond Fund, the portfolio’s largest fixed income constituent, posted a nearly flat return of -0.05%, nevertheless outperforming the Barclays U.S. Aggregate Bond Index benchmark by 103 basis points.

Harbor Commodity Real Return Strategy Fund posted a return of -15.76%, trailing its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 355 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

In August 2013, changes were made to the Fund’s portfolio to incorporate a position in Harbor Unconstrained Bond Fund and decrease the Fund’s positions in Harbor Bond Fund and Harbor Real Return Fund. These changes were made in order to increase the likelihood that the Fund will continue to meet its investment objectives.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

46

Harbor Target Retirement 2045 Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2608

Cusip	411511181

Ticker	HACCX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$3,340

ADMINISTRATIVE CLASS

Fund #	2708

Cusip	411511173

Ticker	HADDX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$20

INVESTOR CLASS

Fund #	2808

Cusip	411511165

Ticker	HAEEX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$19

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	20.0%

Harbor Large Cap Value Fund	12.3%

Harbor International Growth Fund	8.6%

Harbor Capital Appreciation Fund	8.3%

Harbor Mid Cap Value Fund	8.0%

Harbor Small Cap Value Fund	6.4%

Harbor Mid Cap Growth Fund	5.3%

Harbor Global Growth Fund	4.4%

Harbor Global Value Fund	4.4%

Harbor Small Cap Growth Fund	4.3%
Commodities

Harbor Commodity Real Return Strategy Fund	3.7%

Fixed Income

Harbor Bond Fund	7.2%

Harbor High-Yield Bond Fund	5.7%

Harbor Unconstrained Bond Fund	1.4%

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

47

Harbor Target Retirement 2045 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2045 Fund
Institutional Class	23.75%	N/A	14.63%	01/02/2009	$96,688
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$111,588
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$87,847
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$62,725

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2045 Fund
Administrative Class	23.66%	N/A	14.61%	01/02/2009	$19,324
Investor Class	23.66%	N/A	14.61%	01/02/2009	$19,324
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$22,318
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$17,569
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$12,545

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Institutional Class), 1.04% (Administrative Class) and 1.16% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

48

Harbor Target Retirement 2045 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2013

HARBOR EQUITY FUNDS—82.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—44.6%
5,124	Harbor Capital Appreciation Fund	$280
15,266	Harbor Mid Cap Growth Fund	179
9,196	Harbor Small Cap Growth Fund	145
38,233	Harbor Large Cap Value Fund	415
15,510	Harbor Mid Cap Value Fund	271
7,459	Harbor Small Cap Value Fund	216

		1,506

HARBOR INTERNATIONAL EQUITY FUNDS—37.4%
9,544	Harbor International Fund	676
22,375	Harbor International Growth Fund	291
19,126	Harbor Global Value Fund	148
6,269	Harbor Global Growth Fund	149

		1,264

TOTAL HARBOR EQUITY FUNDS (Cost $2,264)		2,770

HARBOR COMMODITY FUNDS—3.7%
(Cost $142)
20,752	Harbor Commodity Real Return Strategy Fund	127

HARBOR FIXED INCOME FUNDS—14.3%

Shares		Value (000s)

4,546	Harbor Unconstrained Bond Fund	$48
17,239	Harbor High-Yield Bond Fund	193
19,689	Harbor Bond Fund	241

TOTAL HARBOR FIXED INCOME FUNDS (Cost $482)		482

TOTAL INVESTMENTS—100.0% (Cost $2,888)		3,379

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$3,379

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

49

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets posted generous returns in fiscal 2013, while other asset classes struggled. Stocks in the U.S. and developed markets overseas generated gains averaging over 25%, while investment-grade bonds slid into negative territory. Commodity prices, in aggregate, recorded a double-digit decline.

The U.S. stock market, as measured by the Russell 3000® Index, returned 28.99%. Small cap stocks led the advance, followed by mid caps and then large caps. Growth stocks outpaced value within the small cap segment, while among mid cap and large cap stocks there was little difference between growth and value returns. The S&P 500 Index, a measure of the U.S. large cap universe, returned 27.18%. All 10 economic sectors in the S&P 500 Index moved higher, led by Consumer Discretionary, Industrials, Health Care, and Financials, all with gains of more than 30%. Utilities, up about 10%, and Telecommunication Services, up about 13% were the weakest sectors in the index.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, lagged slightly behind the broad U.S. market with a return of 26.88%. (All international and global returns are in U.S. dollars.) Among the larger country components of the index, Japan, France, Switzerland, and Germany all advanced by more than 30%. All 10 economic sectors in the index advanced, led by Consumer Discretionary, Telecommunication Services, Financials, and Industrials, all with gains of more than 30%. The weakest sectors were Materials and Energy, each with a return of about 10%. Equities in developing markets advanced modestly, as the MSCI Emerging Markets Index rose 6.53%.

Fixed income investments posted mixed results amid concerns over the timing and potential impact of a gradual reduction by the Federal Reserve in its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, recorded a return of -1.08%, while speculative-grade securities, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned a positive 8.83%. Inflation-indexed bonds recorded a return of -6.39%, as measured by the Barclays U.S. TIPS Index.

Commodities lost ground for the second consecutive fiscal year. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, recorded a return of -12.21% for the 12 months ended October 31, 2013.

PERFORMANCE

Harbor Target Retirement 2050 Fund returned 26.12% (Institutional Class) and 26.09% (Administrative and Investor Classes) for the 12 months ended October 31, 2013. A strong advance by equities boosted Fund returns, more than offsetting weakness in fixed income markets. The 10 equity funds in the portfolio registered returns ranging from 19% to 41%.

The domestic equity portion of the portfolio gave the biggest boost to Fund performance, with all six constituent funds posting returns of 29% or better. Harbor Mid Cap Value Fund had the best performance among all funds in the portfolio with a return of 41.48%. It outpaced its benchmark, the Russell Midcap(R) Value Index, by 803 basis points, or 8.03 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Growth Fund had the next best performance; it returned 39.90%, ahead of its Russell 2000® Growth Fund benchmark by 6 basis points. Harbor Small Cap Value Fund was third best in the portfolio with a return of 37.91%, outperforming its Russell 2000(R) Value Index benchmark by 508 basis points. Among funds focusing on the large cap segment of the domestic equity market, Harbor Capital Appreciation Fund returned 32.55% while Harbor Large Cap Value Fund returned 29.06%; both outpaced their respective benchmarks. With a return of 30.13%, Harbor Mid Cap Growth Fund registered a strong absolute performance but trailed its benchmark, the Russell Midcap(R) Growth Index, by 380 basis points.

50

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY—Continued

In the international and global equity segment of the portfolio, Harbor Global Growth Fund had the best performance with a return of 36.24%, well ahead of the 23.29% return of its benchmark, the MSCI AC World Index. Harbor Global Value Fund was next with a return of 33.30%, outperforming its MSCI World (ND) benchmark by 753 basis points. Harbor International Fund, the largest component of the portfolio, recorded a return of 22.19%, trailing its benchmark, the MSCI EAFE (ND) Index, by 469 basis points. Harbor International Growth Fund returned 19.09%, lagging its MSCI All Country World Ex. U.S. (ND) Index benchmark by 110 basis points.

Performance by fixed income investments in the portfolio reflected that of the broader market, where bonds issued by lower-rated companies outpaced investment-grade corporates and U.S. Treasury securities. Harbor High-Yield Bond Fund was the best absolute performer within the fixed income group, recording a return of 6.55%, although it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 228 basis points. Harbor Unconstrained Bond Fund returned 1.56%; that was 264 basis points ahead of the Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. taxable bond market. Harbor Bond Fund, the portfolio’s largest fixed income constituent, posted a nearly flat return of -0.05%, nevertheless outperforming the Barclays U.S. Aggregate Bond Index benchmark by 103 basis points.

Harbor Commodity Real Return Strategy Fund posted a return of -15.76%, trailing its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 355 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

In August 2013, changes were made to the Fund’s portfolio to incorporate a position in Harbor Unconstrained Bond Fund and decrease the Fund’s positions in Harbor Bond Fund and Harbor Real Return Fund. These changes were made in order to increase the likelihood that the Fund will continue to meet its investment objectives.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

51

Harbor Target Retirement 2050 Fund

FUND SUMMARY—October 31, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609

Cusip	411511157

Ticker	HAFFX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$19,170

ADMINISTRATIVE CLASS

Fund #	2709

Cusip	411511140

Ticker	HAGGX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$19

INVESTOR CLASS

Fund #	2809

Cusip	411511132

Ticker	HAHHX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$20

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	21.9%

Harbor Large Cap Value Fund	13.5%

Harbor International Growth Fund	9.5%

Harbor Capital Appreciation Fund	9.1%

Harbor Mid Cap Value Fund	8.8%

Harbor Small Cap Value Fund	7.0%

Harbor Mid Cap Growth Fund	5.8%

Harbor Global Growth Fund	4.9%

Harbor Global Value Fund	4.8%

Harbor Small Cap Growth Fund	4.7%
Commodities

Harbor Commodity Real Return Strategy Fund	3.0%

Fixed Income

Harbor Bond Fund	3.5%

Harbor High-Yield Bond Fund	2.8%

Harbor Unconstrained Bond Fund	0.7%

52

Harbor Target Retirement 2050 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2050 Fund
Institutional Class	26.12%	N/A	14.99%	01/02/2009	$98,185
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$111,588
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$87,847
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$62,725

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2013
Harbor Target Retirement 2050 Fund
Administrative Class	26.09%	N/A	15.01%	01/02/2009	$19,647
Investor Class	26.09%	N/A	15.01%	01/02/2009	$19,647
Comparative Indices
Russell 3000®	28.99%	N/A	18.08%	—	$22,318
MSCI EAFE (ND)	26.88%	N/A	12.38%	—	$17,569
Barclays U.S. Aggregate Bond	-1.08%	N/A	4.81%	—	$12,545
As stated in the Fund’s current prospectus, the expense ratios were 0.80% (Institutional Class), 1.05% (Administrative Class) and 1.17% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

53

Harbor Target Retirement 2050 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2013

HARBOR EQUITY FUNDS—90.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—48.9%
31,797	Harbor Capital Appreciation Fund	$1,740
95,166	Harbor Mid Cap Growth Fund	1,118
57,069	Harbor Small Cap Growth Fund	897
239,827	Harbor Large Cap Value Fund	2,602
96,980	Harbor Mid Cap Value Fund	1,697
46,691	Harbor Small Cap Value Fund	1,349

		9,403

HARBOR INTERNATIONAL EQUITY FUNDS—41.1%
59,470	Harbor International Fund	4,210
139,612	Harbor International Growth Fund	1,816
119,802	Harbor Global Value Fund	929
39,296	Harbor Global Growth Fund	934

		7,889

TOTAL HARBOR EQUITY FUNDS (Cost $12,852)		17,292

HARBOR COMMODITY FUNDS—3.0%
(Cost $646)
92,214	Harbor Commodity Real Return Strategy Fund	565

HARBOR FIXED INCOME FUNDS—7.0%

Shares		Value (000s)

12,716	Harbor Unconstrained Bond Fund	$135
48,467	Harbor High-Yield Bond Fund	542
55,197	Harbor Bond Fund	675

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,344)		1,352

TOTAL INVESTMENTS—100.0% (Cost $14,842)		19,209

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$19,209

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or 2012, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

54

Harbor Target Retirement Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2013

(All amounts in thousands, except per share amounts)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
ASSETS
Investments, at identified cost	$14,900	$2,844	$10,183	$25,264	$7,983	$20,978	$4,785	$14,738	$2,888	$14,842
Investments in affiliated funds, at value	$15,539	$2,905	$10,686	$27,430	$8,762	$24,030	$5,434	$18,001	$3,379	$19,209
Receivables for:
Investments in affiliated funds sold	8	—	6	—	—	—	—	5	—	—
Capital shares sold	—	—	—	1	—	45	51	—	1	2
Total Assets	15,547	2,905	10,692	27,431	8,762	24,075	5,485	18,006	3,380	19,211
LIABILITIES
Payables for:
Investments in affiliated funds purchased	—	—	—	—	—	45	46	—	1	2
Capital shares reacquired	8	—	6	1	—	—	5	5	—	—
Total Liabilities	8	—	6	1	—	45	51	5	1	2
NET ASSETS	$15,539	$2,905	$10,686	$27,430	$8,762	$24,030	$5,434	$18,001	$3,379	$19,209
Net Assets Consist of:
Paid-in capital	$14,617	$2,781	$9,787	$24,228	$7,773	$19,834	$4,744	$13,723	$2,798	$13,815
Accumulated undistributed net investment income/(loss)	17	31	120	293	86	210	30	99	10	40
Accumulated net realized gain/(loss)	266	32	276	743	124	934	11	916	80	987
Unrealized appreciation/(depreciation) of investments	639	61	503	2,166	779	3,052	649	3,263	491	4,367
	$15,539	$2,905	$10,686	$27,430	$8,762	$24,030	$5,434	$18,001	$3,379	$19,209
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$15,510	$2,875	$10,654	$27,397	$8,728	$23,994	$5,397	$17,963	$3,340	$19,170
Shares of beneficial interest[1]	1,577	260	898	2,543	650	2,348	372	1,795	225	1,673
Net asset value per share[2]	$9.83	$11.06	$11.87	$10.78	$13.44	$10.22	$14.52	$10.01	$14.85	$11.46
Administrative Class
Net assets	$14	$15	$16	$16	$17	$18	$19	$19	$20	$19
Shares of beneficial interest[1]	1	1	1	1	1	2	1	2	1	2
Net asset value per share[2]	$9.83	$11.06	$11.87	$10.77	$13.44	$10.22	$14.51	$10.02	$14.84	$11.47
Investor Class
Net assets	$15	$15	$16	$17	$17	$18	$18	$19	$19	$20
Shares of beneficial interest[1]	1	1	1	1	1	2	1	2	1	2
Net asset value per share[2]	$9.83	$11.06	$11.87	$10.77	$13.44	$10.22	$14.51	$10.02	$14.84	$11.47

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Target Retirement Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2013

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
Investment Income
Dividends from affiliated funds	$382	$64	$279	$729	$204	$579	$82	$384	$48	$311
Total Investment Income	382	64	279	729	204	579	82	384	48	311
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	382	64	279	729	204	579	82	384	48	311
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	206	58	364	644	117	890	21	908	75	982
Distributions received from affiliated funds	359	50	218	541	125	329	38	163	17	107
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	(255)	(61)	(13)	582	432	1,338	493	1,747	411	2,419
Net gain/(loss) on investment transactions	310	47	569	1,767	674	2,557	552	2,818	503	3,508
Net Increase/(Decrease) in Net Assets Resulting from Operations	$692	$111	$848	$2,496	$878	$3,136	$634	$3,202	$551	$3,819

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

56

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$382	$360	$64	$79	$279	$231	$729	$605
Net realized gain/(loss) on sale of affiliated funds	206	163	58	30	364	(65)	644	380
Realized gain distributions received from affiliated funds	359	201	50	43	218	100	541	254
Net unrealized appreciation/(depreciation) on affiliated funds	(255)	693	(61)	152	(13)	642	582	1,243
Net increase/(decrease) in assets resulting from operations	692	1,417	111	304	848	908	2,496	2,482
Distributions to Shareholders
Net investment income:
Institutional Class	(615)	(492)	(105)	(106)	(428)	(294)	(1,100)	(751)
Administrative Class	(1)	—	—	(1)	(1)	—	(1)	(1)
Investor Class	(1)	—	(1)	—	(1)	—	(1)	—
Net realized gain on investments:
Institutional Class	(270)	(1,110)	(65)	(90)	(86)	(472)	(535)	(2,475)
Administrative Class	—	(1)	(1)	—	—	(1)	(1)	(1)
Investor Class	—	(1)	—	—	—	(1)	—	(1)
Total distributions to shareholders	(887)	(1,604)	(172)	(197)	(516)	(768)	(1,638)	(3,229)
Net Increase/(Decrease) Derived from Capital Share Transactions	(677)	652	610	(1,443)	(508)	118	(1,811)	3,456
Net increase/(decrease) in net assets	(872)	465	549	(1,336)	(176)	258	(953)	2,709
Net Assets
Beginning of period	16,411	15,946	2,356	3,692	10,862	10,604	28,383	25,674
End of period*	$15,539	$16,411	$2,905	$2,356	$10,686	$10,862	$27,430	$28,383
* Includes accumulated undistributed net investment income/(loss) of:	$17	$20	$31	$41	$120	$135	$293	$335

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012

$204	$136	$579	$468	$82	$47	$384	$267	$48	$22	$311	$205
117	53	890	558	21	30	908	1,034	75	11	982	1,153
125	51	329	172	38	15	163	89	17	7	107	76
432	354	1,338	892	493	162	1,747	71	411	94	2,419	(127)
878	594	3,136	2,090	634	254	3,202	1,461	551	134	3,819	1,307

(264)	(149)	(780)	(554)	(92)	(45)	(456)	(285)	(48)	(19)	(344)	(213)
(1)	—	—	—	(1)	—	(1)	—	(1)	(1)	—	—
(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	—

(107)	(265)	(708)	(3,270)	(63)	(150)	(1,147)	(2,973)	(21)	(122)	(1,260)	(2,674)
—	(1)	(1)	(2)	—	(1)	(1)	(2)	—	(2)	(2)	(3)
—	(1)	—	(2)	—	(1)	(1)	(3)	—	(1)	(1)	(3)
(373)	(416)	(1,490)	(3,828)	(157)	(197)	(1,607)	(3,263)	(71)	(145)	(1,608)	(2,893)
1,022	1,346	(510)	2,126	2,131	506	820	2,433	957	716	2,451	1,485
1,527	1,524	1,136	388	2,608	563	2,415	631	1,437	705	4,662	(101)

7,235	5,711	22,894	22,506	2,826	2,263	15,586	14,955	1,942	1,237	14,547	14,648
$8,762	$7,235	$24,030	$22,894	$5,434	$2,826	$18,001	$15,586	$3,379	$1,942	$19,209	$14,547
$86	$75	$210	$233	$30	$24	$99	$109	$10	$8	$40	$56

58

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$2,348	$2,099	$1,797	$702	$4,921	$5,061	$8,604	$4,664
Reinvested distributions	885	1,602	170	196	514	766	1,635	3,226
Cost of shares reacquired	(3,912)	(3,051)	(1,359)	(2,342)	(5,945)	(5,711)	(12,052)	(4,437)
Net increase/(decrease) in net assets	$(679)	$650	$608	$(1,444)	$(510)	$116	$(1,813)	$3,453
Administrative Class
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	1	1	1	1	1	1	1	2
Net increase/(decrease) in net assets	$1	$1	$1	$1	$1	$1	$1	$2
Investor Class
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	1	1	1	—	1	1	1	1
Net increase/(decrease) in net assets	$1	$1	$1	$—	$1	$1	$1	$1
SHARES
Institutional Class
Shares sold	241	216	164	64	427	454	826	461
Shares issued due to reinvestment of distributions	92	174	16	19	46	74	163	348
Shares reacquired	(402)	(315)	(126)	(212)	(515)	(510)	(1,165)	(439)
Net increase/(decrease) in shares outstanding	(69)	75	54	(129)	(42)	18	(176)	370
Beginning of period	1,646	1,571	206	335	940	922	2,719	2,349
End of period	1,577	1,646	260	206	898	940	2,543	2,719
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	—	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	—	—	—	—	—	—	—	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	1	1	1	1	1	1	1	1
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	—	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	—	—	—	—	—	—	—	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	1	1	1	1	1	1	1	1

The accompanying notes are an integral part of the Financial Statements.

59

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through October 31, 2013	November 1, 2011 through October 31, 2012

$2,642	$2,417	$5,710	$3,172	$2,381	$1,256	$3,018	$2,771	$1,501	$827	$4,402	$2,325
371	414	1,488	3,824	155	195	1,603	3,258	69	141	1,604	2,887
(1,993)	(1,487)	(7,710)	(4,874)	(407)	(947)	(3,805)	(3,601)	(615)	(256)	(3,559)	(3,733)
$1,020	$1,344	$(512)	$2,122	$2,129	$504	$816	$2,428	$955	$712	$2,447	$1,479

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
1	1	1	2	1	1	2	2	1	3	2	3
$1	$1	$1	$2	$1	$1	$2	$2	$1	$3	$2	$3

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
1	1	1	2	1	1	2	3	1	1	2	3
$1	$1	$1	$2	$1	$1	$2	$3	$1	$1	$2	$3

206	200	592	339	175	102	326	312	111	68	420	233
30	37	161	457	12	17	185	411	6	13	168	332
(154)	(124)	(797)	(527)	(30)	(76)	(409)	(405)	(45)	(22)	(342)	(382)
82	113	(44)	269	157	43	102	318	72	59	246	183
568	455	2,392	2,123	215	172	1,693	1,375	153	94	1,427	1,244
650	568	2,348	2,392	372	215	1,795	1,693	225	153	1,673	1,427

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	1	—	—	—	1	—	—	1	—
—	—	—	1	—	—	—	1	—	—	1	—
1	1	2	1	1	1	2	1	1	1	1	1
1	1	2	2	1	1	2	2	1	1	2	1

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	1	—	—	—	1	—	—	1	—
—	—	—	1	—	—	—	1	—	—	1	—
1	1	2	1	1	1	2	1	1	1	1	1
1	1	2	2	1	1	2	2	1	1	2	1

60

Harbor Target Retirement Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class
Year Ended October 31,	2013	2012	2011	2010	2009[e]
Net asset value beginning of period	$9.95	$10.14	$11.38	$11.01	$10.00
Income from Investment Operations
Net investment income/(loss)	0.23 [a]	0.23 [a]	0.30 [a]	0.26 [a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	0.20	0.61	(0.08)	0.96	1.00
Total from investment operations	0.43	0.84	0.22	1.22	1.14
Less Distributions
Dividends from net investment income	(0.38)	(0.31)	(0.51)	(0.31)	(0.13)
Distributions from net realized capital gains[1]	(0.17)	(0.72)	(0.95)	(0.54)	—
Total distributions	(0.55)	(1.03)	(1.46)	(0.85)	(0.13)
Net asset value end of period	9.83	9.95	10.14	11.38	11.01
Net assets end of period (000s)	$15,510	$16,383	$15,920	$16,097	$16,386
Ratios and Supplemental Data (%)
Total return	4.49%	9.23%	2.44%	11.72%	11.42%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.36	2.26	2.51	2.30	1.99	[d]
Portfolio turnover[3]	28	21	42	37	77	[c]

HARBOR TARGET RETIREMENT 2010 FUND
	Institutional Class
Year Ended October 31,	2013	2012	2011	2010	2009[e]
Net asset value beginning of period	$11.32	$10.94	$12.15	$11.41	$10.00
Income from Investment Operations
Net investment income/(loss)	0.30 [a]	0.26 [a]	0.35 [a]	0.29 [a]	0.11	[a]
Net realized and unrealized gains/(losses) on investments	0.25	0.70	(0.05)	1.11	1.30
Total from investment operations	0.55	0.96	0.30	1.40	1.41
Less Distributions
Dividends from net investment income	(0.50)	(0.31)	(0.49)	(0.30)	—
Distributions from net realized capital gains[1]	(0.31)	(0.27)	(1.02)	(0.36)	—
Total distributions	(0.81)	(0.58)	(1.51)	(0.66)	—
Net asset value end of period	11.06	11.32	10.94	12.15	11.41
Net assets end of period (000s)	$2,875	$2,327	$3,666	$1,664	$1,403
Ratios and Supplemental Data (%)
Total return	5.20%	9.38%	2.87%	12.87%	14.10%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.19	2.32	2.53	2.24	2.06	[d]
Portfolio turnover[3]	64	36	62	108	49	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

61

Administrative Class						Investor Class
2013	2012	2011	2010	2009[e]		2013	2012	2011	2010	2009[e]
$9.95	$10.13	$11.37	$11.01	$10.00		$9.95	$10.13	$11.37	$11.01	$10.00

0.24 [a]	0.23 [a]	0.30 [a]	0.26 [a]	0.14	[a]	0.24 [a]	0.23 [a]	0.30 [a]	0.26 [a]	0.14	[a]
0.19	0.62	(0.08)	0.95	1.00		0.19	0.62	(0.08)	0.95	1.00
0.43	0.85	0.22	1.21	1.14		0.43	0.85	0.22	1.21	1.14

(0.38)	(0.31)	(0.51)	(0.31)	(0.13)		(0.38)	(0.31)	(0.51)	(0.31)	(0.13)
(0.17)	(0.72)	(0.95)	(0.54)	—		(0.17)	(0.72)	(0.95)	(0.54)	—
(0.55)	(1.03)	(1.46)	(0.85)	(0.13)		(0.55)	(1.03)	(1.46)	(0.85)	(0.13)
9.83	9.95	10.13	11.37	11.01		9.83	9.95	10.13	11.37	11.01
$14	$14	$13	$12	$11		$15	$14	$13	$12	$11

4.49%[b]	9.34%[b]	2.43%[b]	11.62%[b]	11.42%[b,c]		4.49%[b]	9.34%[b]	2.42%[b]	11.62%[b]	11.42%[b,c]
0.25	0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—		—	—	—	—	—
2.35 [a]	2.24 [a]	2.50 [a]	2.29 [a]	1.66	[a,d]	2.35 [a]	2.24 [a]	2.50 [a]	2.29 [a]	1.66	[a,d]
28	21	42	37	77	[c]	28	21	42	37	77	[c]

Administrative Class						Investor Class
2013	2012	2011	2010	2009[e]		2013	2012	2011	2010	2009[e]
$11.31	$10.94	$12.14	$11.41	$10.00		$11.31	$10.94	$12.14	$11.41	$10.00

0.27 [a]	0.24 [a]	0.31 [a]	0.27 [a]	0.14	[a]	0.27 [a]	0.24 [a]	0.31 [a]	0.27 [a]	0.14	[a]
0.29	0.71	— *	1.12	1.27		0.29	0.71	— *	1.12	1.27
0.56	0.95	0.31	1.39	1.41		0.56	0.95	0.31	1.39	1.41

(0.50)	(0.31)	(0.49)	(0.30)	—		(0.50)	(0.31)	(0.49)	(0.30)	—
(0.31)	(0.27)	(1.02)	(0.36)	—		(0.31)	(0.27)	(1.02)	(0.36)	—
(0.81)	(0.58)	(1.51)	(0.66)	—		(0.81)	(0.58)	(1.51)	(0.66)	—
11.06	11.31	10.94	12.14	11.41		11.06	11.31	10.94	12.14	11.41
$15	$14	$13	$13	$11		$15	$15	$13	$13	$11

5.30%[b]	9.29%[b]	2.97%[b]	12.77%[b]	14.10%[b,c]		5.30%[b]	9.29%[b]	2.97%[b]	12.77%[b]	14.10%[b,c]
0.25	0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—		—	—	—	—	—
2.37 [a]	2.20 [a]	2.56 [a]	2.32 [a]	1.66	[a,d]	2.37 [a]	2.20 [a]	2.57 [a]	2.33 [a]	1.66	[a,d]
64	36	62	108	49	[c]	64	36	62	108	49	[c]

62

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class
Year Ended October 31,	2013	2012	2011	2010	2009[e]
Net asset value beginning of period	$11.52	$11.47	$12.26	$11.56	$10.00
Income from Investment Operations
Net investment income/(loss)	0.28 [a]	0.29 [a]	0.31 [a]	0.28 [a]	0.12	[a]
Net realized and unrealized gains/(losses) on investments	0.60	0.69	— *	1.24	1.44
Total from investment operations	0.88	0.98	0.31	1.52	1.56
Less Distributions
Dividends from net investment income	(0.44)	(0.36)	(0.47)	(0.32)	—
Distributions from net realized capital gains[1]	(0.09)	(0.57)	(0.63)	(0.50)	—
Total distributions	(0.53)	(0.93)	(1.10)	(0.82)	—
Net asset value end of period	11.87	11.52	11.47	12.26	11.56
Net assets end of period (000s)	$10,654	$10,832	$10,576	$6,645	$4,765
Ratios and Supplemental Data (%)
Total return	7.89%	9.49%	2.76%	13.86%	15.60%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.43	2.14	2.77	2.47	2.06	[d]
Portfolio turnover[3]	48	50	57	74	63	[c]

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class
Year Ended October 31,	2013	2012	2011	2010	2009[e]
Net asset value beginning of period	$10.43	$10.92	$12.15	$11.68	$10.00
Income from Investment Operations
Net investment income/(loss)	0.26 [a]	0.25 [a]	0.34 [a]	0.31 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	0.68	0.64	(0.02)	1.28	1.53
Total from investment operations	0.94	0.89	0.32	1.59	1.68
Less Distributions
Dividends from net investment income	(0.40)	(0.32)	(0.50)	(0.37)	—
Distributions from net realized capital gains[1]	(0.19)	(1.06)	(1.05)	(0.75)	—
Total distributions	(0.59)	(1.38)	(1.55)	(1.12)	—
Net asset value end of period	10.78	10.43	10.92	12.15	11.68
Net assets end of period (000s)	$27,397	$28,353	$25,646	$23,929	$19,299
Ratios and Supplemental Data (%)
Total return	9.43%	9.71%	2.91%	14.64%	16.80%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.56	2.25	2.76	2.53	2.17	[d]
Portfolio turnover[3]	36	22	48	44	56	[c]
See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class						Investor Class
2013	2012	2011	2010	2009[e]		2013	2012	2011	2010	2009[e]
$11.52	$11.47	$12.26	$11.56	$10.00		$11.52	$11.47	$12.26	$11.56	$10.00

0.27 [a]	0.24 [a]	0.32 [a]	0.30 [a]	0.15	[a]	0.27 [a]	0.24 [a]	0.32 [a]	0.30 [a]	0.15	[a]
0.61	0.74	(0.01)	1.22	1.41		0.61	0.74	(0.01)	1.22	1.41
0.88	0.98	0.31	1.52	1.56		0.88	0.98	0.31	1.52	1.56

(0.44)	(0.36)	(0.47)	(0.32)	—		(0.44)	(0.36)	(0.47)	(0.32)	—
(0.09)	(0.57)	(0.63)	(0.50)	—		(0.09)	(0.57)	(0.63)	(0.50)	—
(0.53)	(0.93)	(1.10)	(0.82)	—		(0.53)	(0.93)	(1.10)	(0.82)	—
11.87	11.52	11.47	12.26	11.56		11.87	11.52	11.47	12.26	11.56
$16	$15	$14	$13	$12		$16	$15	$14	$13	$12

7.89%[b]	9.49%[b]	2.76%[b]	13.86%[b]	15.60%[b,c]		7.89%[b]	9.49%[b]	2.76%[b]	13.86%[b]	15.60%[b,c]
0.25	0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—		—	—	—	—	—
2.40 [a]	2.21 [a]	2.70 [a]	2.49 [a]	1.75	[a,d]	2.40 [a]	2.21 [a]	2.70 [a]	2.49 [a]	1.75	[a,d]
48	50	57	74	63	[c]	48	50	57	74	63	[c]

Administrative Class						Investor Class
2013	2012	2011	2010	2009[e]		2013	2012	2011	2010	2009[e]
$10.42	$10.91	$12.15	$11.68	$10.00		$10.43	$10.92	$12.15	$11.68	$10.00

0.26 [a]	0.23 [a]	0.33 [a]	0.31 [a]	0.15	[a]	0.26 [a]	0.23 [a]	0.33 [a]	0.31 [a]	0.15	[a]
0.68	0.66	(0.02)	1.28	1.53		0.67	0.66	(0.01)	1.28	1.53
0.94	0.89	0.31	1.59	1.68		0.93	0.89	0.32	1.59	1.68

(0.40)	(0.32)	(0.50)	(0.37)	—		(0.40)	(0.32)	(0.50)	(0.37)	—
(0.19)	(1.06)	(1.05)	(0.75)	—		(0.19)	(1.06)	(1.05)	(0.75)	—
(0.59)	(1.38)	(1.55)	(1.12)	—		(0.59)	(1.38)	(1.55)	(1.12)	—
10.77	10.42	10.91	12.15	11.68		10.77	10.43	10.92	12.15	11.68
$16	$15	$14	$13	$12		$17	$15	$14	$13	$12

9.44%[b]	9.72%[b]	2.82%[b]	14.65%[b]	16.80%[b,c]		9.34%[b]	9.71%[b]	2.91%[b]	14.65%[b]	16.80%[b,c]
0.25	0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—		—	—	—	—	—
2.50 [a]	2.25 [a]	2.75 [a]	2.58 [a]	1.77	[a,d]	2.50 [a]	2.25 [a]	2.75 [a]	2.58 [a]	1.77	[a,d]
36	22	48	44	56	[c]	36	22	48	44	56	[c]

64

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class
Year Ended October 31,	2013	2012	2011	2010	2009[e]
Net asset value beginning of period	$12.69	$12.50	$13.10	$11.81	$10.00
Income from Investment Operations
Net investment income/(loss)	0.34 [a]	0.27 [a]	0.36 [a]	0.32 [a]	0.10	[a]
Net realized and unrealized gains/(losses) on investments	1.04	0.81	(0.02)	1.48	1.71
Total from investment operations	1.38	1.08	0.34	1.80	1.81
Less Distributions
Dividends from net investment income	(0.45)	(0.32)	(0.47)	(0.33)	—
Distributions from net realized capital gains[1]	(0.18)	(0.57)	(0.47)	(0.18)	—
Total distributions	(0.63)	(0.89)	(0.94)	(0.51)	—
Net asset value end of period	13.44	12.69	12.50	13.10	11.81
Net assets end of period (000s)	$8,728	$7,204	$5,683	$3,782	$1,855
Ratios and Supplemental Data (%)
Total return	11.33%	9.62%	2.69%	15.67%	18.10%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.44	2.18	2.59	2.32	2.06	[d]
Portfolio turnover[3]	32	30	41	35	29	[c]

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class
Year Ended October 31,	2013	2012	2011	2010	2009[e]
Net asset value beginning of period	$9.56	$10.59	$12.34	$11.92	$10.00
Income from Investment Operations
Net investment income/(loss)	0.25 [a]	0.21 [a]	0.30 [a]	0.30 [a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	1.04	0.56	0.03	1.50	1.78
Total from investment operations	1.29	0.77	0.33	1.80	1.92
Less Distributions
Dividends from net investment income	(0.33)	(0.26)	(0.44)	(0.35)	—
Distributions from net realized capital gains[1]	(0.30)	(1.54)	(1.64)	(1.03)	—
Total distributions	(0.63)	(1.80)	(2.08)	(1.38)	—
Net asset value end of period	10.22	9.56	10.59	12.34	11.92
Net assets end of period (000s)	$23,994	$22,862	$22,478	$26,393	$23,695
Ratios and Supplemental Data (%)
Total return	14.19%	9.64%	2.75%	16.35%	19.20%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.42	2.03	2.55	2.37	1.92	[d]
Portfolio turnover[3]	31	27	39	44	66	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class						Investor Class
2013	2012	2011	2010	2009[e]		2013	2012	2011	2010	2009[e]
$12.69	$12.50	$13.10	$11.81	$10.00		$12.69	$12.50	$13.10	$11.81	$10.00

0.32 [a]	0.26 [a]	0.34 [a]	0.32 [a]	0.15	[a]	0.32 [a]	0.26 [a]	0.34 [a]	0.32 [a]	0.15	[a]
1.06	0.82	— *	1.48	1.66		1.06	0.82	— *	1.48	1.66
1.38	1.08	0.34	1.80	1.81		1.38	1.08	0.34	1.80	1.81

(0.45)	(0.32)	(0.47)	(0.33)	—		(0.45)	(0.32)	(0.47)	(0.33)	—
(0.18)	(0.57)	(0.47)	(0.18)	—		(0.18)	(0.57)	(0.47)	(0.18)	—
(0.63)	(0.89)	(0.94)	(0.51)	—		(0.63)	(0.89)	(0.94)	(0.51)	—
13.44	12.69	12.50	13.10	11.81		13.44	12.69	12.50	13.10	11.81
$17	$16	$14	$14	$12		$17	$15	$14	$14	$12

11.33%[b]	9.62%[b]	2.69%[b]	15.67%[b]	18.10%[b,c]		11.33%[b]	9.62%[b]	2.69%[b]	15.67%[b]	18.10%[b,c]
0.25	0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—		—	—	—	—	—
2.50 [a]	2.14 [a]	2.61 [a]	2.58 [a]	1.66	[a,d]	2.50 [a]	2.14 [a]	2.61 [a]	2.58 [a]	1.66	[a,d]
32	30	41	35	29	[c]	32	30	41	35	29	[c]

Administrative Class						Investor Class
2013	2012	2011	2010	2009[e]		2013	2012	2011	2010	2009[e]
$9.56	$10.58	$12.34	$11.91	$10.00		$9.56	$10.58	$12.34	$11.91	$10.00

0.24 [a]	0.20 [a]	0.30 [a]	0.30 [a]	0.13	[a]	0.24 [a]	0.20 [a]	0.30 [a]	0.30 [a]	0.13	[a]
1.05	0.58	0.02	1.51	1.78		1.05	0.58	0.02	1.51	1.78
1.29	0.78	0.32	1.81	1.91		1.29	0.78	0.32	1.81	1.91

(0.33)	(0.26)	(0.44)	(0.35)	—		(0.33)	(0.26)	(0.44)	(0.35)	—
(0.30)	(1.54)	(1.64)	(1.03)	—		(0.30)	(1.54)	(1.64)	(1.03)	—
(0.63)	(1.80)	(2.08)	(1.38)	—		(0.63)	(1.80)	(2.08)	(1.38)	—
10.22	9.56	10.58	12.34	11.91		10.22	9.56	10.58	12.34	11.91
$18	$16	$14	$14	$12		$18	$16	$14	$14	$12

14.20%[b]	9.74%[b]	2.65%[b]	16.45%[b]	19.10%[b,c]		14.20%[b]	9.74%[b]	2.65%[b]	16.45%[b]	19.10%[b,c]
0.25	0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—		—	—	—	—	—
2.40 [a]	2.02 [a]	2.45 [a]	2.40 [a]	1.51	[a,d]	2.40 [a]	2.02 [a]	2.45 [a]	2.40 [a]	1.51	[a,d]
31	27	39	44	66	[c]	31	27	39	44	66	[c]

66

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class
Year Ended October 31,	2013	2012	2011	2010	2009[e]
Net asset value beginning of period	$13.01	$12.99	$13.55	$11.94	$10.00
Income from Investment Operations
Net investment income/(loss)	0.33 [a]	0.24 [a]	0.34 [a]	0.26 [a]	0.08	[a]
Net realized and unrealized gains/(losses) on investments	1.85	0.87	0.02	1.71	1.86
Total from investment operations	2.18	1.11	0.36	1.97	1.94
Less Distributions
Dividends from net investment income	(0.40)	(0.25)	(0.41)	(0.27)	—
Distributions from net realized capital gains[1]	(0.27)	(0.84)	(0.51)	(0.09)	—
Total distributions	(0.67)	(1.09)	(0.92)	(0.36)	—
Net asset value end of period	14.52	13.01	12.99	13.55	11.94
Net assets end of period (000s)	$5,397	$2,794	$2,235	$1,300	$544
Ratios and Supplemental Data (%)
Total return	17.43%	9.86%	2.58%	16.76%	19.40%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.08	1.79	2.04	1.82	1.47	[d]
Portfolio turnover[3]	12	41	45	20	17	[c]

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class
Year Ended October 31,	2013	2012	2011	2010	2009[e]
Net asset value beginning of period	$9.19	$10.85	$11.95	$11.94	$10.00
Income from Investment Operations
Net investment income/(loss)	0.22 [a]	0.18 [a]	0.24 [a]	0.22 [a]	0.08	[a]
Net realized and unrealized gains/(losses) on investments	1.52	0.50	0.04	1.64	1.86
Total from investment operations	1.74	0.68	0.28	1.86	1.94
Less Distributions
Dividends from net investment income	(0.26)	(0.20)	(0.30)	(0.25)	—
Distributions from net realized capital gains[1]	(0.66)	(2.14)	(1.08)	(1.60)	—
Total distributions	(0.92)	(2.34)	(1.38)	(1.85)	—
Net asset value end of period	10.01	9.19	10.85	11.95	11.94
Net assets end of period (000s)	$17,963	$15,554	$14,927	$16,379	$13,970
Ratios and Supplemental Data (%)
Total return	20.63%	9.76%	2.16%	17.23%	19.40%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.24	1.71	1.96	1.81	1.06	[d]
Portfolio turnover[3]	22	27	45	28	70	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class						Investor Class
2013	2012	2011	2010	2009[e]		2013	2012	2011	2010	2009[e]
$13.01	$12.99	$13.54	$11.93	$10.00		$13.01	$12.99	$13.54	$11.93	$10.00

0.32 [a]	0.25 [a]	0.30 [a]	0.27 [a]	0.11	[a]	0.32 [a]	0.25 [a]	0.30 [a]	0.27 [a]	0.11	[a]
1.85	0.86	0.07	1.70	1.82		1.85	0.86	0.07	1.70	1.82
2.17	1.11	0.37	1.97	1.93		2.17	1.11	0.37	1.97	1.93

(0.40)	(0.25)	(0.41)	(0.27)	—		(0.40)	(0.25)	(0.41)	(0.27)	—
(0.27)	(0.84)	(0.51)	(0.09)	—		(0.27)	(0.84)	(0.51)	(0.09)	—
(0.67)	(1.09)	(0.92)	(0.36)	—		(0.67)	(1.09)	(0.92)	(0.36)	—
14.51	13.01	12.99	13.54	11.93		14.51	13.01	12.99	13.54	11.93
$19	$16	$14	$14	$12		$18	$16	$14	$14	$12

17.36%[b]	9.87%[b]	2.65%[b]	16.77%[b]	19.30%[b,c]		17.36%[b]	9.87%[b]	2.65%[b]	16.77%[b]	19.30%[b,c]
0.25	0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—		—	—	—	—	—
2.30 [a]	1.93 [a]	2.13 [a]	2.11 [a]	1.24	[a,d]	2.30 [a]	1.93 [a]	2.13 [a]	2.11 [a]	1.24	[a,d]
12	41	45	20	17	[c]	12	41	45	20	17	[c]

Administrative Class						Investor Class
2013	2012	2011	2010	2009[e]		2013	2012	2011	2010	2009[e]
$9.20	$10.86	$11.96	$11.95	$10.00		$9.20	$10.86	$11.96	$11.95	$10.00

0.21 [a]	0.17 [a]	0.23 [a]	0.22 [a]	0.08	[a]	0.21 [a]	0.17 [a]	0.23 [a]	0.22 [a]	0.08	[a]
1.53	0.51	0.05	1.64	1.87		1.53	0.51	0.05	1.64	1.87
1.74	0.68	0.28	1.86	1.95		1.74	0.68	0.28	1.86	1.95

(0.26)	(0.20)	(0.30)	(0.25)	—		(0.26)	(0.20)	(0.30)	(0.25)	—
(0.66)	(2.14)	(1.08)	(1.60)	—		(0.66)	(2.14)	(1.08)	(1.60)	—
(0.92)	(2.34)	(1.38)	(1.85)	—		(0.92)	(2.34)	(1.38)	(1.85)	—
10.02	9.20	10.86	11.96	11.95		10.02	9.20	10.86	11.96	11.95
$19	$16	$14	$14	$12		$19	$16	$14	$14	$12

20.62%[b]	9.78%[b]	2.16%[b]	17.22%[b]	19.50%[b,c]		20.62%[b]	9.78%[b]	2.16%[b]	17.22%[b]	19.50%[b,c]
0.25	0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—		—	—	—	—	—
2.20 [a]	1.71 [a]	1.93 [a]	1.82 [a]	0.91	[a,d]	2.20 [a]	1.71 [a]	1.93 [a]	1.82 [a]	0.91	[a,d]
22	27	45	28	70	[c]	22	27	45	28	70	[c]

68

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class
Year Ended October 31,	2013	2012	2011	2010	2009[e]
Net asset value beginning of period	$12.42	$12.85	$13.67	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.29 [a]	0.19 [a]	0.25 [a]	0.18 [a]	0.04	[a]
Net realized and unrealized gains/(losses) on investments	2.58	0.81	0.05	1.86	1.87
Total from investment operations	2.87	1.00	0.30	2.04	1.91
Less Distributions
Dividends from net investment income	(0.31)	(0.19)	(0.29)	(0.18)	—
Distributions from net realized capital gains[1]	(0.13)	(1.24)	(0.83)	(0.10)	—
Total distributions	(0.44)	(1.43)	(1.12)	(0.28)	—
Net asset value end of period	14.85	12.42	12.85	13.67	11.91
Net assets end of period (000s)	$3,340	$1,911	$1,209	$880	$487
Ratios and Supplemental Data (%)
Total return	23.75%	9.62%	1.97%	17.38%	19.10%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	1.82	1.40	1.50	1.27	0.68	[d]
Portfolio turnover[3]	20	16	59	32	15	[c]

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class
Year Ended October 31,	2013	2012	2011	2010	2009[e]
Net asset value beginning of period	$10.17	$11.75	$13.06	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.22 [a]	0.16 [a]	0.20 [a]	0.18 [a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	2.20	0.58	0.06	1.80	1.86
Total from investment operations	2.42	0.74	0.26	1.98	1.91
Less Distributions
Dividends from net investment income	(0.24)	(0.17)	(0.24)	(0.19)	—
Distributions from net realized capital gains[1]	(0.89)	(2.15)	(1.33)	(0.64)	—
Total distributions	(1.13)	(2.32)	(1.57)	(0.83)	—
Net asset value end of period	11.46	10.17	11.75	13.06	11.91
Net assets end of period (000s)	$19,170	$14,516	$14,620	$15,950	$13,852
Ratios and Supplemental Data (%)
Total return	26.12%	9.66%	1.64%	17.29%	19.10%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	1.88	1.41	1.47	1.38	0.68	[d]
Portfolio turnover[3]	17	21	34	28	32	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

69

Administrative Class						Investor Class
2013	2012	2011	2010	2009[e]		2013	2012	2011	2010	2009[e]
$12.42	$12.85	$13.67	$11.91	$10.00		$12.42	$12.85	$13.67	$11.91	$10.00

0.28 [a]	0.20 [a]	0.22 [a]	0.19 [a]	0.05	[a]	0.28 [a]	0.20 [a]	0.22 [a]	0.19 [a]	0.05	[a]
2.58	0.80	0.08	1.85	1.86		2.58	0.80	0.08	1.85	1.86
2.86	1.00	0.30	2.04	1.91		2.86	1.00	0.30	2.04	1.91

(0.31)	(0.19)	(0.29)	(0.18)	—		(0.31)	(0.19)	(0.29)	(0.18)	—
(0.13)	(1.24)	(0.83)	(0.10)	—		(0.13)	(1.24)	(0.83)	(0.10)	—
(0.44)	(1.43)	(1.12)	(0.28)	—		(0.44)	(1.43)	(1.12)	(0.28)	—
14.84	12.42	12.85	13.67	11.91		14.84	12.42	12.85	13.67	11.91
$20	$16	$14	$14	$12		$19	$15	$14	$14	$12

23.66%[b]	9.62%[b]	1.97%[b]	17.37%[b]	19.10%[b,c]		23.66%[b]	9.62%[b]	1.97%[b]	17.37%[b]	19.10%[b,c]
0.25	0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—		—	—	—	—	—
2.06 [a]	1.50 [a]	1.50 [a]	1.43 [a]	0.55	[a,d]	2.06 [a]	1.50 [a]	1.50 [a]	1.43 [a]	0.55	[a,d]
20	16	59	32	15	[c]	20	16	59	32	15	[c]

Administrative Class						Investor Class
2013	2012	2011	2010	2009[e]		2013	2012	2011	2010	2009[e]
$10.18	$11.75	$13.06	$11.91	$10.00		$10.18	$11.75	$13.06	$11.91	$10.00

0.22 [a]	0.16 [a]	0.19 [a]	0.18 [a]	0.05	[a]	0.22 [a]	0.16 [a]	0.19 [a]	0.18 [a]	0.05	[a]
2.20	0.59	0.07	1.80	1.86		2.20	0.59	0.07	1.80	1.86
2.42	0.75	0.26	1.98	1.91		2.42	0.75	0.26	1.98	1.91

(0.24)	(0.17)	(0.24)	(0.19)	—		(0.24)	(0.17)	(0.24)	(0.19)	—
(0.89)	(2.15)	(1.33)	(0.64)	—		(0.89)	(2.15)	(1.33)	(0.64)	—
(1.13)	(2.32)	(1.57)	(0.83)	—		(1.13)	(2.32)	(1.57)	(0.83)	—
11.47	10.18	11.75	13.06	11.91		11.47	10.18	11.75	13.06	11.91
$19	$15	$14	$14	$12		$20	$16	$14	$14	$12

26.09%[b]	9.74%[b]	1.64%[b]	17.29%[b]	19.10%[b,c]		26.09%[b]	9.74%[b]	1.64%[b]	17.29%[b]	19.10%[b,c]
0.25	0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—		—	—	—	—	—
1.91 [a]	1.35 [a]	1.43 [a]	1.38 [a]	0.56	[a,d]	1.91 [a]	1.35 [a]	1.43 [a]	1.38 [a]	0.56	[a,d]
17	21	34	28	32	[c]	17	21	34	28	32	[c]

70

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.

3	Amounts do not include the activity of the underlying funds.

a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, for its 12b-1 and transfer agency fees, respectively.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period January 2, 2009 (inception) through October 31, 2009.

The accompanying notes are an integral part of the Financial Statements.

71

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2013

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund and Harbor Target Retirement 2050 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or the “Target Retirement Funds”). The Funds invest in a combination of other affiliated funds of the Trust (the “Underlying Funds”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds. The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchase, sales, and transfers in/out of the Level 3 category during the

72

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Description of the Underlying Funds

In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.

Investment Transactions and Income

Securities transactions are accounted for on the trade date (the day the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund. Expenses included in the accompanying financial statements reflect the expenses of each Target Retirement Fund and do not include any expenses associated with the Underlying Funds.

Class Allocations

Income and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. The 12b-1 and transfer agent fees, if any, are calculated daily at the class level based on the applicable net assets of each class and the specific expense rates applicable to each class.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

All investment transactions for the Funds are in affiliated Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

73

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2010-2012), including all positions expected to be taken upon filing the 2013 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Related Parties

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At October 31, 2013, each Fund held 10% or fewer of the outstanding shares of any Underlying Fund, except Harbor Target Retirement 2050 Fund, which held 11% of Harbor Global Value Fund. In aggregate, the Funds held 44% of Harbor Global Value Fund, 12% of Harbor Global Growth Fund and 14% of Harbor Unconstrained Bond Fund.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments for each Fund for the year ended October 31, 2013 are as follows:

				Net Realized Gain/(Loss)
Harbor Target Retirement Income Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$41	$145	$1	$—	$31
Harbor Mid Cap Growth Fund	35	100	—	4	20
Harbor Small Cap Growth Fund	32	91	—	8	16
Harbor Large Cap Value Fund	59	203	7	—	46
Harbor Mid Cap Value Fund	39	158	7	—	39
Harbor Small Cap Value Fund	33	127	2	3	31
Harbor International Fund	139	332	16	—	27
Harbor International Growth Fund	67	123	20	—	3
Harbor Global Value Fund	28	75	10	—	5
Harbor Global Growth Fund	23	79	1	5	12
Harbor Unconstrained Bond Fund	1,242	3	—	—	—
Harbor High-Yield Bond Fund	880	350	102	3	(1)
Harbor Bond Fund	1,234	2,236	166	277	(36)
Harbor Real Return Fund	612	1,220	49	59	13
Harbor Money Market Fund	111	154	1	—	—

Total	$4,575	$5,396	$382	$359	$206

74

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2010 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$35	$45	$—	$—	$11
Harbor Mid Cap Growth Fund	23	29	—	1	7
Harbor Small Cap Growth Fund	19	25	—	1	4
Harbor Large Cap Value Fund	52	64	2	—	18
Harbor Mid Cap Value Fund	31	44	1	—	13
Harbor Small Cap Value Fund	26	35	1	1	7
Harbor International Fund	97	109	3	—	19
Harbor International Growth Fund	44	44	3	—	5
Harbor Global Value Fund	20	24	2	—	3
Harbor Global Growth Fund	18	24	—	1	7
Harbor Commodity Real Return Strategy Fund	10	15	—	—	—
Harbor Unconstrained Bond Fund	291	66	—	—	—
Harbor High-Yield Bond Fund	335	167	18	—	3
Harbor Bond Fund	872	720	27	39	(16)
Harbor Real Return Fund	420	356	7	7	(23)
Harbor Money Market Fund	97	70	—	—	—

Total	$2,390	$1,837	$64	$50	$58

				Net Realized Gain/(Loss)
Harbor Target Retirement 2015 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$104	$219	$1	$—	$51
Harbor Mid Cap Growth Fund	69	139	—	5	32
Harbor Small Cap Growth Fund	58	121	1	9	24
Harbor Large Cap Value Fund	152	310	7	—	76
Harbor Mid Cap Value Fund	94	226	8	—	68
Harbor Small Cap Value Fund	77	179	3	4	38
Harbor International Fund	296	501	19	—	73
Harbor International Growth Fund	149	208	23	—	19
Harbor Global Value Fund	67	119	11	—	14
Harbor Global Growth Fund	51	113	1	5	24
Harbor Commodity Real Return Strategy Fund	119	98	3	1	(18)
Harbor Unconstrained Bond Fund	749	36	—	—	—
Harbor High-Yield Bond Fund	834	543	78	2	—
Harbor Bond Fund	1,746	2,171	101	165	(6)
Harbor Real Return Fund	708	922	23	27	(31)
Harbor Money Market Fund	271	168	—	—	—

Total	$5,544	$6,073	$279	$218	$364

75

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2020 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$154	$492	$5	$—	$140
Harbor Mid Cap Growth Fund	121	330	—	14	73
Harbor Small Cap Growth Fund	93	282	1	26	26
Harbor Large Cap Value Fund	200	670	21	—	192
Harbor Mid Cap Value Fund	114	502	23	—	124
Harbor Small Cap Value Fund	119	415	9	10	94
Harbor International Fund	389	1,024	54	—	160
Harbor International Growth Fund	223	414	67	—	37
Harbor Global Value Fund	99	258	33	—	(22)
Harbor Global Growth Fund	78	262	2	16	24
Harbor Commodity Real Return Strategy Fund	402	326	11	2	(28)
Harbor Unconstrained Bond Fund	1,706	36	—	—	—
Harbor High-Yield Bond Fund	1,819	1,151	217	8	35
Harbor Bond Fund	3,529	4,554	239	408	(171)
Harbor Real Return Fund	1,219	1,725	47	57	(40)

Total	$10,265	$12,441	$729	$541	$644

				Net Realized Gain/(Loss)
Harbor Target Retirement 2025 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$81	$118	$1	$—	$28
Harbor Mid Cap Growth Fund	50	76	—	5	16
Harbor Small Cap Growth Fund	49	76	1	8	6
Harbor Large Cap Value Fund	111	164	7	—	40
Harbor Mid Cap Value Fund	68	128	7	—	27
Harbor Small Cap Value Fund	60	104	2	3	25
Harbor International Fund	239	283	17	—	27
Harbor International Growth Fund	121	113	21	—	4
Harbor Global Value Fund	50	67	10	—	(4)
Harbor Global Growth Fund	36	59	1	5	7
Harbor Commodity Real Return Strategy Fund	191	76	4	1	(15)
Harbor Unconstrained Bond Fund	509	40	—	—	—
Harbor High-Yield Bond Fund	633	188	64	2	(1)
Harbor Bond Fund	1,119	859	60	91	(27)
Harbor Real Return Fund	348	338	9	10	(16)

Total	$3,665	$2,689	$204	$125	$117

76

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2030 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$151	$436	$5	$—	$133
Harbor Mid Cap Growth Fund	119	311	—	16	100
Harbor Small Cap Growth Fund	131	307	2	30	50
Harbor Large Cap Value Fund	234	671	25	—	181
Harbor Mid Cap Value Fund	148	527	26	—	172
Harbor Small Cap Value Fund	129	417	9	12	102
Harbor International Fund	491	1,022	62	—	190
Harbor International Growth Fund	279	416	77	—	41
Harbor Global Value Fund	115	256	38	—	(23)
Harbor Global Growth Fund	82	249	2	18	24
Harbor Commodity Real Return Strategy Fund	579	300	13	2	(13)
Harbor Unconstrained Bond Fund	1,029	1	—	—	—
Harbor High-Yield Bond Fund	1,290	610	162	6	26
Harbor Bond Fund	2,152	2,308	143	227	(70)
Harbor Real Return Fund	476	666	15	18	(23)

Total	$7,405	$8,497	$579	$329	$890

				Net Realized Gain/(Loss)
Harbor Target Retirement 2035 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$118	$27	$1	$—	$5
Harbor Mid Cap Growth Fund	82	19	—	3	2
Harbor Small Cap Growth Fund	63	18	—	5	—
Harbor Large Cap Value Fund	182	35	4	—	8
Harbor Mid Cap Value Fund	108	31	4	—	5
Harbor Small Cap Value Fund	92	28	2	2	7
Harbor International Fund	321	52	10	—	2
Harbor International Growth Fund	149	19	12	—	—
Harbor Global Value Fund	67	15	6	—	(1)
Harbor Global Growth Fund	64	17	—	3	2
Harbor Commodity Real Return Strategy Fund	175	12	2	—	(3)
Harbor Unconstrained Bond Fund	180	1	—	—	—
Harbor High-Yield Bond Fund	280	13	23	1	—
Harbor Bond Fund	604	167	17	23	(4)
Harbor Real Return Fund	82	21	1	1	(2)

Total	$2,567	$475	$82	$38	$21

77

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2040 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$118	$302	$5	$—	$123
Harbor Mid Cap Growth Fund	92	200	—	16	91
Harbor Small Cap Growth Fund	93	207	2	29	64
Harbor Large Cap Value Fund	171	400	24	—	145
Harbor Mid Cap Value Fund	124	372	25	—	171
Harbor Small Cap Value Fund	80	268	9	11	75
Harbor International Fund	499	722	60	—	176
Harbor International Growth Fund	265	270	74	—	73
Harbor Global Value Fund	95	167	37	—	(15)
Harbor Global Growth Fund	73	173	2	17	17
Harbor Commodity Real Return Strategy Fund	302	88	8	2	(8)
Harbor Unconstrained Bond Fund	444	10	—	—	—
Harbor High-Yield Bond Fund	445	166	82	3	2
Harbor Bond Fund	871	616	54	83	(3)
Harbor Real Return Fund	96	45	2	2	(3)

Total	$3,768	$4,006	$384	$163	$908

				Net Realized Gain/(Loss)
Harbor Target Retirement 2045 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$99	$44	$1	$—	$11
Harbor Mid Cap Growth Fund	69	30	—	2	8
Harbor Small Cap Growth Fund	58	31	—	4	3
Harbor Large Cap Value Fund	146	53	4	—	14
Harbor Mid Cap Value Fund	92	48	3	—	14
Harbor Small Cap Value Fund	79	42	1	2	10
Harbor International Fund	266	89	8	—	15
Harbor International Growth Fund	128	37	11	—	4
Harbor Global Value Fund	54	21	6	—	(2)
Harbor Global Growth Fund	53	26	—	3	3
Harbor Commodity Real Return Strategy Fund	91	16	1	—	(4)
Harbor Unconstrained Bond Fund	48	—	—	—	—
Harbor High-Yield Bond Fund	116	20	8	—	—
Harbor Bond Fund	175	67	5	6	(1)

Total	$1,474	$524	$48	$17	$75

78

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2050 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$270	$254	$5	$—	$111
Harbor Mid Cap Growth Fund	195	164	—	17	91
Harbor Small Cap Growth Fund	168	177	2	32	66
Harbor Large Cap Value Fund	374	278	28	—	108
Harbor Mid Cap Value Fund	224	280	28	—	184
Harbor Small Cap Value Fund	195	221	10	13	74
Harbor International Fund	890	566	66	—	273
Harbor International Growth Fund	449	199	82	—	91
Harbor Global Value Fund	173	133	41	—	(12)
Harbor Global Growth Fund	151	145	2	19	15
Harbor Commodity Real Return Strategy Fund	311	90	5	1	(18)
Harbor Unconstrained Bond Fund	138	3	—	—	—
Harbor High-Yield Bond Fund	217	85	26	1	—
Harbor Bond Fund	344	241	16	24	(1)

Total	$4,099	$2,836	$311	$107	$982

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Effective July 1, 2013, Harbor Capital underwent a change in control when Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) sold 90% plus one share of the outstanding shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.

Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Fund Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

79

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the year ended October 31, 2013. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The Transfer Agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.00% of the average daily net assets of all Administrative Class shares.
Investor Class	0.12% of the average daily net assets of all Investor Class shares.

Harbor Services Group voluntarily waived its transfer agent fees for the Target Retirement Funds during the year ended October 31, 2013. Fees incurred and the related waiver for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2013, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Target Retirement Income Fund	7,402	1,481	1,481	10,364	0.7%
Harbor Target Retirement 2010 Fund	6,892	1,379	1,379	9,650	3.7
Harbor Target Retirement 2015 Fund	6,731	1,346	1,346	9,423	1.0
Harbor Target Retirement 2020 Fund	7,673	1,535	1,535	10,743	0.4
Harbor Target Retirement 2025 Fund	6,369	1,274	1,274	8,917	1.4
Harbor Target Retirement 2030 Fund	30,412	1,746	1,746	33,904	1.4
Harbor Target Retirement 2035 Fund	17,935	1,271	1,271	20,477	5.5
Harbor Target Retirement 2040 Fund	9,457	1,891	1,891	13,239	0.7
Harbor Target Retirement 2045 Fund	32,979	1,302	1,302	35,583	15.6
Harbor Target Retirement 2050 Fund	14,646	1,713	1,713	18,072	1.1

Independent Trustees

The Independent Trustees received no remuneration from the Target Retirement Funds for the year ended October 31, 2013.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts

80

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of distributions from investments in the underlying funds. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations.

The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2013 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Target Retirement Income Fund	$232	$(232)	$—
Harbor Target Retirement 2010 Fund	32	(32)	—
Harbor Target Retirement 2015 Fund	136	(136)	—
Harbor Target Retirement 2020 Fund	331	(331)	—
Harbor Target Retirement 2025 Fund	73	(73)	—
Harbor Target Retirement 2030 Fund	179	(179)	—
Harbor Target Retirement 2035 Fund	18	(18)	—
Harbor Target Retirement 2040 Fund	64	(64)	—
Harbor Target Retirement 2045 Fund	4	(4)	—
Harbor Target Retirement 2050 Fund	18	(18)	—

The tax composition of each Fund’s distributions is as follows:

	As of October 31, 2013			As of October 31, 2012
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Target Retirement Income Fund	$617	$270	$887	$497	$1,107	$1,604
Harbor Target Retirement 2010 Fund	115	57	172	136	61	197
Harbor Target Retirement 2015 Fund	432	84	516	338	430	768
Harbor Target Retirement 2020 Fund	1,102	536	1,638	765	2,465	3,230
Harbor Target Retirement 2025 Fund	266	107	373	152	264	416
Harbor Target Retirement 2030 Fund	781	709	1,490	565	3,264	3,829
Harbor Target Retirement 2035 Fund	94	63	157	47	151	198
Harbor Target Retirement 2040 Fund	458	1,149	1,607	297	2,967	3,264
Harbor Target Retirement 2045 Fund	50	21	71	21	123	144
Harbor Target Retirement 2050 Fund	345	1,263	1,608	220	2,672	2,892

81

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

As of October 31, 2013, the components of each Fund’s distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation/ (Depreciation)
Harbor Target Retirement Income Fund	$17	$335	$570
Harbor Target Retirement 2010 Fund	32	45	47
Harbor Target Retirement 2015 Fund	119	430	351
Harbor Target Retirement 2020 Fund	293	958	1,952
Harbor Target Retirement 2025 Fund	87	202	701
Harbor Target Retirement 2030 Fund	209	1,099	2,886
Harbor Target Retirement 2035 Fund	30	52	609
Harbor Target Retirement 2040 Fund	100	1,032	3,147
Harbor Target Retirement 2045 Fund	11	94	477
Harbor Target Retirement 2050 Fund	40	1,102	4,253

At October 31, 2013, none of the Funds had capital loss carryforwards or late-year ordinary loss carryforwards for federal tax purposes.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 2013 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Target Retirement Income Fund	$14,969	$777	$(207)	$570
Harbor Target Retirement 2010 Fund	2,858	96	(49)	47
Harbor Target Retirement 2015 Fund	10,335	537	(186)	351
Harbor Target Retirement 2020 Fund	25,478	2,335	(383)	1,952
Harbor Target Retirement 2025 Fund	8,061	823	(122)	701
Harbor Target Retirement 2030 Fund	21,144	3,188	(302)	2,886
Harbor Target Retirement 2035 Fund	4,825	653	(44)	609
Harbor Target Retirement 2040 Fund	14,854	3,304	(157)	3,147
Harbor Target Retirement 2045 Fund	2,902	496	(19)	477
Harbor Target Retirement 2050 Fund	14,956	4,342	(89)	4,253

NOTE 6—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

82

Harbor Target Retirement Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, and Harbor Target Retirement 2050 Fund (ten of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and the shareholder servicing agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, and Harbor Target Retirement 2050 Fund of the Harbor Funds at October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 19, 2013

83

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2013 through October 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2013)	Ending Account Value (October 31, 2013)
Harbor Target Retirement Income
Institutional Class	0.00%
Actual		$0.00		$1,000	$996.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$996.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$996.60
Hypothetical (5% return)		0.00		1,000	1,024.86

84

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2013)	Ending Account Value (October 31, 2013)
Harbor Target Retirement 2010
Institutional Class	0.00%
Actual		$0.00		$1,000	$999.10
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,000.00
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,000.00
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2015
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,014.50
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,014.50
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,014.50
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2020
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,021.80
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,021.80
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,021.80
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2025
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,031.50
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,031.50
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,031.50
Hypothetical (5% return)		0.00		1,000	1,024.86

85

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2013)	Ending Account Value (October 31, 2013)
Harbor Target Retirement 2030
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,046.10
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,046.10
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,046.10
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2035
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,062.20
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,062.20
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,062.20
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2040
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,077.50
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,078.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,078.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2045
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,092.70
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,092.00
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,092.00
Hypothetical (5% return)		0.00		1,000	1,024.86

86

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2013)	Ending Account Value (October 31, 2013)
Harbor Target Retirement 2050
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,105.10
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,105.00
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,105.00
Hypothetical (5% return)		0.00		1,000	1,024.86
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Transfer agent fees and 12b-1 fees have been waived for the reporting period.

87

Harbor Target Retirement Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2013:

Amount (000s)
Harbor Target Retirement Income Fund	$270
Harbor Target Retirement 2010 Fund	57
Harbor Target Retirement 2015 Fund	84
Harbor Target Retirement 2020 Fund	536
Harbor Target Retirement 2025 Fund	107
Harbor Target Retirement 2030 Fund	709
Harbor Target Retirement 2035 Fund	63
Harbor Target Retirement 2040 Fund	1,149
Harbor Target Retirement 2045 Fund	21
Harbor Target Retirement 2050 Fund	1,263

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

88

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 31, 2013)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (69) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (62) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (74) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (66) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002); and Director of Tower Development Corporation (cell tower developer) (2009-present).	29	Director of FiberTower Corperation (2002-2011).

Rodger F. Smith (72) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Trustee of Greenwich Associates 401(k) Savings & Retirement Plan (1980-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None
INTERESTED TRUSTEE

David G. Van Hooser (67)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
TRUSTEE EMERITUS**
Howard P. Colhoun (78) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	29	None

89

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (44) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (42) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; and Chief Financial Officer (2007-Present), Harbor Services Group, Inc.

Erik D. Ojala (38) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (since 2010), Harbor Capital Advisors, Inc.

Brian L. Collins (45) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.

Susan A. DeRoche (61) Assistant Secretary	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; and Senior Vice President (2011-Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.

Shanna J. Palmersheim (36) Assistant Secretary	Since 2013

Vice President, Senior Counsel and Senior Compliance Manager (2011-Present), Harbor Capital Advisors, Inc., Vice President and Corporate Attorney (2008-2011), The Northern Trust Company; Assistance Secretary (2011), NT Alpha Strategies Fund/NT Equity Long-Short Strategies Fund (mutual funds); Assistant Secretary (2010-2011) Harding, Loevner Funds, Inc. (mutual funds); Assistant Secretary (2008-2011), Northern Funds/Northern Institutional Funds (mutual funds).

John M. Paral (45) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

90

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

91

Glossary—Continued

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI ACWI Ex USA (ND) Index—(All Country World Ex. U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MCSI Emerging Markets Index—The MCSI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

92

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

93

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

94

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

95

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Shanna J. Palmersheim

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.AR.TR.1013

ITEM 2 – CODE OF ETHICS

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that Raymond J. Ball, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

Items 4(a) - 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young:

	Fiscal Year Ended October 31, 2013					Fiscal Year Ended October 31, 2012
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved		All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved		All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$620,400		N/A		N/A	$601,700		N/A		N/A
(b) Audit-Related Fees.	$0		$50,000	[1]	$0	$0		$50,000	[1]	$0
(c) Tax Fees.	$273,900	[2]	$23,900	[3]	$0	$321,300	[2]	$25,000	[3]	$0
(d) All Other Fees.	$14,150	[5]	$2,790	[4]	$0	$0		$2,740	[4]	$0

1	Includes fees related to the procedures performed for Harbor Services Group, Inc. required by Rule 17Ad-13(a)(3) of the Securities Exchange Act of 1934.
2	Includes fees related to tax compliance, including foreign tax reclaim filings.
3	Includes fees billed in connection with tax consulting services provided to Harbor Capital Advisors, Inc. (the “Adviser”).
4	Includes fees billed in connection with the Adviser’s subscription to Ernst & Young Online, a database of accounting rules and regulations.
5	Includes fees billed in connection with the Registrant’s subscription to the Ernst & Young PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies.

(e) (1)	Pre-Approval Policies.

The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(2)	None of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees.

Aggregate Non-Audit Fees of the Registrant

Fiscal Year Ended October 31, 2013: $ 288,050

Fiscal Year Ended October 31, 2012: $ 321,300

Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2013: $ 76,690

Fiscal Year Ended October 31, 2012: $ 77,740

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – INVESTMENTS

(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 3rd day of January, 2014 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President and Trustee
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser	Chairman, President and Trustee	January 3, 2014
	David G. Van Hooser	(Principal Executive Officer)

By:	/s/ Anmarie S. Kolinski	Treasurer (Principal Financial	January 3, 2014
	Anmarie S. Kolinski	and Accounting Officer)

Exhibit Index

Number	Description

99.CODE ETH	Code of Business Conduct and Ethics.

99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).